UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Stephen M. Benham

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: the last day of February

Date of reporting period: March 1, 2006 through August 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT
SIX MONTHS ENDED AUGUST 31, 2006 (UNAUDITED)

JPMorgan Funds

Tax Free

Funds

JPMorgan California Tax Free Bond Fund
JPMorgan Intermediate Tax Free Bond Fund
JPMorgan New York Tax Free Bond Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan California Tax Free Bond Fund	2
JPMorgan Intermediate Tax Free Bond Fund	4
JPMorgan New York Tax Free Bond Fund	6
Schedules of Portfolio Investments	8
Financial Statements	34
Financial Highlights	44
Notes to Financial Statements	54
Trustees	61
Officers	63
Schedule of Shareholder Expenses	65
Board Approval of Investment Advisory Agreement	67

HIGHLIGHTS

•	Better-than-expected inflation data contributed to the Treasuries and municipals rally

•	Core CPI increased throughout the period

•	Clear evidence that economic growth is beginning to decelerate

•	Consumer confidence has slipped significantly

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
SEPTEMBER 15, 2006 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for certain of the JPMorgan Tax Free Funds for the six months ended August 31, 2006. Inside, you will find in-depth information on some of our tax free funds along with an update from the portfolio management team.

“A much-anticipated pause in the FOMC’s rate-tightening campaign combined with encouraging economic data sparked a bond market rally during the last two months of the period.”

Yields end on downward trend

Despite the overall increase in yields between February 28, 2006, and August 31, 2006, U.S. Treasuries finished the six-month period on a downward trend, with municipal bond yields following suit. The yields on the five-, 10- and 30-year general obligation bonds with AAA ratings fell 19, 24 and 22 basis points (bps), respectively, in August. For the two-months ended in August, the five-, 10- and 30-year yields declined a total of 32, 39 and 38 bps, respectively.

A much-anticipated pause in the Federal Open Market Committee’s (FOMC) rate-tightening campaign, combined with encouraging economic data, sparked a bond market rally during the last two months of the period. Additionally, the municipal market continued to benefit from a lack of supply. At the end of August, year-to-date supply was down 8% compared with the first eight months of 2005. Total return performance for the six-month period generally was positive, albeit lackluster.

Fed action, inflation data spark rally

After the FOMC raised rates by 25 bps at each of its meetings in March, May and June, there was a growing belief that the FOMC would pause in August, given Chairman Ben Bernanke’s comments regarding the “lags between policy actions and their effects” and the importance of taking “account of the possible future effects of previous policy actions.” In addition, a weak payroll report offered further argument for a pause.

The FOMC did not disappoint, leaving the fed funds rate unchanged at 5.25% at its meeting on August 8. This was the first pause after 17-consecutive 25-bp rate hikes that began in June 2004, when the fed funds rate was 1.0%.

Better-than-expected inflation data contributed to the rally among Treasuries and municipals. The producer price index (PPI) rose only 0.1% in July and August, the smallest increases year-to-date and below consensus expectations. The core PPI, which excludes food and energy, fell 0.3% in July and 0.4% in August. The August decline represents the steepest drop since April 2003. The core consumer price index (CPI) increased 0.2% in July and August, after 0.3% increases in April, May and June.

Slowing economy generates favorable backdrop for bonds

We see clear evidence that economic growth is beginning to decelerate. In particular, the widely watched housing market continued to show weakness, with existing home sales dropping for the fourth-consecutive month in August and new home sales dropping in July to their lowest level since February. The financial markets continue to closely monitor housing market data, given the FOMC’s expectations for a cooling housing market to restrain and offset strength in other areas of the economy.

Although the slowdown to date mainly has been housing-related, it appears to be broadening. Second-quarter gross domestic product (GDP) growth fell sharply to 2.6%, as compared with 5.6% in the first quarter, with a buildup in unsold inventory, which could drag on the third quarter’s figure. Job gains averaged 117,000 per month from April through July, down from an average of 169,000 in the prior 12 months. Consumer confidence has slipped significantly, and major discount retailers recently have warned of a slowing in sales growth. Small business optimism, according to surveys by the National Federation of Independent Businesses, has fallen back to near-recession levels.

Outlook

Although we do not forecast a recession, a classic economic slowdown appears to be unfolding, and this points to a potentially supportive environment for fixed income investors.

On behalf of all of us at JPMorgan Asset Management, thank you for the continued confidence and trust you have placed in us. We look forward to serving your investment needs for many years to come.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

AUGUST 31, 2006        JPMORGAN TAX FREE FUNDS   1

JPMorgan California Tax Free Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	December 23, 1996
Fiscal Year End	Last day of February
Net Assets as of 8/31/06 (In Thousands)	$146,007
Primary Benchmark	Lehman Brothers California Competitive Intermediate Bond (1–17 Year) Index
Average Credit Quality	AA1/AA2
Duration	4.9 Years

Q.	HOW DID THE FUND PERFORM?

A.	The JPMorgan California Tax Free Bond Fund, which seeks to provide high after-tax total return for California residents consistent with moderate risk of capital, returned 1.72% (Institutional Class shares) for the six-month period ended August 31, 2006.* This compared to a return of 1.90% for the Fund’s benchmark, the Lehman Brothers California Competitive Intermediate Bond (1–17 Year) Index.

Q.	WHY DID THE FUND PERFORM THIS WAY?

A.	The Fund’s underperformance was largely due to its greater emphasis on high-quality securities, which underperformed lower-quality securities during the six-month period.

As expected, the period began with interest rates remaining on the upswing, while the Federal Reserve’s (Fed) anticipated and actual actions drove the fixed-income markets during the period. The Fed implemented its 15th-consecutive quarter-point increase in short-term interest rates at the March meeting of the Federal Open Market Committee (FOMC). Two more 25-basis-point (bp) increases followed at the FOMC’s next two meetings in April and June.

By July, a cool-off in the housing market and other signs the economy was slowing led to expectations that the Fed would halt its rate-tightening campaign. This sentiment caused interest rates to head downward. Although inflation remained a concern, it seemed likely that inflation was reaching its peak, as evidenced by falling oil and other commodity prices. Additionally, movements in inflation typically follow the overall economy, albeit at a lagging pace. At the August meeting of the FOMC, the slowing economy encouraged the Fed to keep rates unchanged at 5.25%, the first pause in the two-year-old rate-tightening campaign. The Fed’s decision helped push market rates lower. Overall, this activity caused municipal bond rates to decline from 10 to 25 bps and the yield curve to flatten during the period. In this rate environment, longer-term bonds outperformed shorter-term securities.

California, the municipal market’s largest issuer, experienced an 18% decline in new issuance during the period, compared to an 8% decline nationwide. The ratings agencies upgraded the state’s credit in May and June, which helped performance among California bonds.

Q.	HOW WAS THE FUND MANAGED?

A.	In anticipation of a steepening yield curve, we maintained a slightly “barbelled” maturity structure, emphasizing the short and long ends of our target maturity range. Because the yield curve flattened slightly during the period, the effectiveness of our strategy was limited.

We extended the Fund’s duration during the period, from 4.6 to 4.9 years. The benchmark’s duration remained relatively stable throughout the period, at 4.5 years. Although our duration strategy was a positive influence on relative performance, it did not offset the negative impact of maintaining a “barbelled” maturity structure.

Throughout the period we continued to favor high-quality, intermediate-term securities. Approximately 87% of the Fund’s portfolio was invested in securities rated AA or better, compared to 69% for the benchmark. We also managed the Fund with the shareholder’s tax position in mind. The number of holdings subject to the alternative minimum tax (AMT) remained relatively small.

CREDIT QUALITY ALLOCATIONS AT AUGUST 31, 2006**

AAA	70.8%
AA	15.7
A	8.1
BAA	3.0
Not Rated	2.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Portfolio composition subject to change. Percentages are based on total investments.

2   JPMORGAN TAX FREE FUNDS        AUGUST 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	9/10/01
Without Sales Charge		2.57%	3.43%	4.63%
With Sales Charge*		(1.29)	2.64	4.22
CLASS C SHARES	2/19/05
Without CDSC		2.11	3.22	4.52
With CDSC**		1.11	3.22	4.52
SELECT CLASS SHARES	4/21/97	2.64	3.42	4.62
INSTITUTIONAL CLASS SHARES	12/23/96	2.71	3.61	4.78

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/23/96 TO 8/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 12/23/96.

The returns for Select Class Shares prior to the inception date are based on the performance of the Institutional Class Shares. The actual returns of the Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

The returns for the Class A Shares prior to the inception date are based on the performance of the Select Class Shares.

The returns for the Class C Shares prior to the inception date are based on the performance of the Select Class Shares. The actual returns of the Class C Shares would have been lower than shown because Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan California Tax Free Bond Fund, Lehman Brothers California Competitive Intermediate Bond (1–17 Year) Index and Lipper California Intermediate Municipal Funds Index from December 23, 1996 to August 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Lehman Brothers California Competitive Intermediate (1–17 Year) Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper California Intermediate Municipal Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers California Competitive Intermediate Bond (1–17 Year) Index is an unmanaged index of California general obligation and revenue bonds which measures California tax exempt bond market performance and reflects the universe of securities in which the Fund invests. The Lipper California Intermediate Municipal Funds Index represents the total returns of the funds in the category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

AUGUST 31, 2006        JPMORGAN TAX FREE FUNDS   3

JPMorgan Intermediate Tax Free Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	Last day of February
Net Assets as of 8/31/06 (In Thousands)	$2,830,309
Primary Benchmark	Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index
Average Credit Quality	AA1/AA2
Duration	5.0 Years

Q.	HOW DID THE FUND PERFORM?

A.	The JPMorgan Intermediate Tax Free Bond Fund, which seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations, returned 1.70% (Select Class shares) for the six-month period ended August 31, 2006.* This compared to a return of 1.86% for the Fund’s benchmark, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index. For purposes of the Fund’s investment objective, “gross income” means gross income for federal tax purposes.

Q.	WHY DID THE FUND PERFORM THIS WAY?

A.	The Fund’s underperformance was largely due to maintaining a shorter duration than the benchmark throughout most of the period. As expected, the period began with interest rates remaining on the upswing, while the Federal Reserve’s (Fed) anticipated and actual actions drove the fixed-income markets during the period. The Fed implemented its 15th-consecutive quarter-point increase in short-term interest rates at the March meeting of the Federal Open Market Committee (FOMC). Two more 25-basis-point (bp) increases followed at the FOMC’s next two meetings in April and June.

By July, a cool-off in the housing market and other signs the economy was slowing led to expectations that the Fed would halt its rate-tightening campaign. This sentiment caused interest rates to head downward. Although inflation remained a concern, it seemed likely inflation was reaching its peak, as evidenced by falling oil and other commodity prices. Additionally, movements in inflation typically follow the overall economy, albeit at a lagging pace. At the August meeting of the FOMC, the slowing economy encouraged the Fed to keep rates unchanged at 5.25%, the first pause in the two-year-old rate-tightening campaign. The Fed’s decision helped push market rates lower. Overall, this activity caused municipal bond rates to decline from 10 to 25 bps and the yield curve to flatten during the period. In this rate environment, longer-term bonds outperformed shorter-term securities and, correspondingly, longer-duration portfolios outperformed shorter-duration strategies.

Q.	HOW WAS THE FUND MANAGED?

A.	Throughout the six-month period we overweighted the longer portion of the yield curve’s intermediate range and underweighted the shorter end. With the Fed maintaining its tightening policy for most of the period, we expected the short end of the curve to struggle, which it did. This strategy contributed positively to the Fund’s performance.

We increased the Fund’s exposure to California-issued bonds, which we believed were trading at attractive levels. Spreads on these securities tightened during the period, which helped the Fund’s overall performance. We also increased the Fund’s exposure to zero-coupon bonds, which offered relatively higher yields without additional credit risk. In addition, we added to the Fund’s position in high-coupon callable and non-callable bonds. Non-callable bonds were trading at particularly attractive prices in June, as certain investors sold their positions.

Late in the period, as interest rates started to head downward, we began extending the Fund’s duration. The Fund’s duration ended the period slightly longer than that of the benchmark.

CREDIT QUALITY ALLOCATIONS AT AUGUST 31, 2006**

AAA	68.0%
AA	17.8
A	11.3
BAA	2.2
Not Rated	0.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Portfolio composition subject to change. Percentages are based on total investments.

4   JPMORGAN TAX FREE FUNDS        AUGUST 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/31/03
Without Sales Charge		2.24%	3.82%	5.08%
With Sales Charge*		(1.62)	3.02	4.69
CLASS B SHARES	12/31/03
Without CDSC		1.59	3.16	4.75
With CDSC**		(3.41)	2.81	4.75
CLASS C SHARES	12/31/03
Without CDSC		1.64	3.14	4.74
With CDSC***		0.64	3.14	4.74
SELECT CLASS SHARES	1/1/97	2.34	3.66	5.00
INSTITUTIONAL CLASS SHARES	9/10/01	2.53	3.80	5.07

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (8/31/96 TO 8/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/1/97.

Returns for the Select Class Shares include performance of a common trust fund for the period prior to the Fund’s commencement of operations on 1/1/97. Returns prior to 1/1/97 for the Select Class Shares are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary as disclosed in the prospectus at the Fund’s commencement of operations. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its returns may have been lower.

Returns for the Class A, Class B, Class C and Institutional Class Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns of Class A, Class B, and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intermediate Tax Free Bond Fund, Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, and Lipper Intermediate Municipal Debt Funds Index from August 31, 1996, to August 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers Intermediate (1–17 Year) Maturities Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The unmanaged Lehman Brothers Competitive Intermediate Bond (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index represents the total returns of the funds in the category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

AUGUST 31, 2006        JPMORGAN TAX FREE FUNDS   5

JPMorgan New York Tax Free Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	Last day of February
Net Assets as of 8/31/06 (In Thousands)	$656,260
Primary Benchmark	Lehman Brothers New York Competitive Intermediate (1–17 Year) Maturities Index
Average Credit Quality	AAA/AA1
Duration	4.8 Years

Q.	HOW DID THE FUND PERFORM?

A.	The JPMorgan New York Tax Free Bond Fund, which seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from New York State and New York City personal income taxes and also seeks to protect the value of your investment, returned 1.61% (Select Class shares) for the six-month period ended August 31, 2006.* This compared to a return of 1.82% for the Fund’s benchmark, the Lehman Brothers New York Competitive Intermediate (1–17 Year) Maturities Index.

Q.	WHY DID THE FUND PERFORM THIS WAY?

A.	The Fund’s underperformance was largely due to its greater emphasis on high-quality securities, which underperformed lower-quality securities during the six-month period, and shorter-term bonds, which underperformed longer-term securities. As expected, the period began with interest rates remaining on the upswing, while the Federal Reserve’s (Fed) anticipated and actual actions drove the fixed-income markets during the period. The Fed implemented its 15th-consecutive quarter-point increase in short-term interest rates at the March meeting of the Federal Open Market Committee (FOMC). Two more 25-basis-point (bp) increases followed at the FOMC’s next two meetings in April and June.

By July, a cool-off in the housing market and other signs the economy was slowing led to expectations that the Fed would halt its rate-tightening campaign. This sentiment caused interest rates to head downward. Although inflation remained a concern, it seemed likely inflation was reaching its peak, as evidenced by falling oil and other commodity prices. Additionally, movements in inflation typically follow the overall economy, albeit at a lagging pace. At the August meeting of the FOMC, the slowing economy encouraged the Fed to keep rates unchanged at 5.25%, the first pause in the two-year-old rate-tightening campaign. The Fed’s decision helped push market rates lower. Overall, this activity caused municipal bond rates to decline from 10 to 25 bps and the yield curve to flatten during the period. In this rate environment, longer-term bonds outperformed shorter-term securities.

New York’s economy and fiscal environment remained relatively healthy during the period. The state’s issuance of municipal bonds declined approximately 26% during the six months, compared to a national decline of 8%.

Q.	HOW WAS THE FUND MANAGED?

A.	We extended the Fund’s duration during the period, from 4.7 years to 4.8 years. The benchmark’s duration remained relatively stable throughout the period, at 4.4 years. Although our duration strategy was a positive influence on relative performance, it did not offset the negative impact of the Fund’s overweight in short-term securities.

Throughout the period, we continued to favor high-quality, intermediate-term securities. Approximately 86% of the Fund’s portfolio was invested in securities rated AA or better, compared to 68% for the benchmark. With spreads narrowing during the period, our focus on higher-quality bonds detracted from the Fund’s relative performance.

We also managed the Fund with the shareholder’s tax position in mind. The number of holdings subject to the alternative minimum tax (AMT) remained relatively small, and we do not anticipate capital gains distributions due to a tax loss carry forward.

CREDIT QUALITY ALLOCATIONS AT AUGUST 31, 2006**

AAA	79.3%
AA	9.4
A	9.3
BAA	2.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Portfolio composition subject to change. Percentages are based on total investments.

6   JPMORGAN TAX FREE FUNDS        AUGUST 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/16/01
Without Sales Charge		1.70%	3.25%	4.78%
With Sales Charge*		(2.11)	2.46	4.39
CLASS B SHARES	2/16/01
Without CDSC		1.15	2.46	4.35
With CDSC**		(3.85)	2.10	4.35
CLASS C SHARES	1/31/03
Without CDSC		1.17	2.45	4.34
With CDSC***		0.17	2.45	4.34
SELECT CLASS SHARES	1/1/97	1.87	3.29	4.82
INSTITUTIONAL CLASS SHARES	9/10/01	2.06	3.52	4.93

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (8/31/96 TO 8/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/1/97.

Returns prior to 1/1/97 for the Select Class Shares include performance of a common trust fund for the period dating back to 08/31/94, prior to the Fund’s commencement of operations on 1/1/97. Returns for the Select Class Shares are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary as disclosed in the prospectus at the Fund’s commencement of operations. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its returns may have been lower.

The returns for Class A, Class B and Institutional Class Shares prior to the inception date are based on the performance of the Select Class Shares. The return for the Class C Shares prior to the inception date are based on the performance of the Class B Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan New York Tax Free Bond Fund, Lehman Brothers New York Competitive Intermediate (1–17 Year) Maturities Index, and Lipper Intermediate Municipal Funds Index from August 31, 1996 to August 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers New York Competitive Intermediate (1–17 Year) Maturities Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The unmanaged Lehman Brothers New York Competitive Intermediate (1–17 Year) Maturities Index represents the performance of New York municipal bonds with maturities from one to 17 years. The Lipper Intermediate Municipal Funds Index describes the average total returns for all the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

AUGUST 31, 2006        JPMORGAN TAX FREE FUNDS   7

JPMorgan California Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.1%
	Municipal Bonds — 95.1%
	Alaska — 0.7%
1,000	Alaska Student Loan Corp., Series A-2, Rev., 5.00%, 06/01/10	1,039
	California — 82.4%
3,135	Anaheim Public Financing Authority, Distribution System, Second Lien, Rev., MBIA, 5.25%, 10/01/14	3,436
2,000	Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area, Series F, Rev., 5.00%, 04/01/16	2,174
260	Burlingame Financing Authority, Rev., 4.75%, 10/15/11	274
750	California Educational Facilities Authority, Stanford University, Series P, Rev., 5.25%, 12/01/13	835
1,100	California Educational Facilities Authority, University of Southern California, Series A, Rev., 5.60%, 10/01/06	1,102
1,000	California Health Facilities Financing Authority, Cedars-Sinai Medical Center, Rev., 5.00%, 11/15/15	1,049
1,000	California Housing Finance Agency, Series B, Rev., 4.00%, 08/01/13	1,010
2,885	California State Department of Transportation, Federal Highway Grant, Series A, Rev., FGIC, 5.00%, 02/01/12	3,092
540	California State Department of Water Resources, Central Valley Project, Water System, Series J-3, Rev., 7.00%, 12/01/12 (p)	641
1,460	California State Department of Water Resources, Central Valley Project, Water System, Unrefunded Balance, Series J-3, Rev., 7.00%, 12/01/12	1,730
3,135	California State Department of Water Resources, Unrefunded Balance, Series W, Rev., 5.50%, 12/01/08	3,264
1,675	California State Public Works Board, Department of Corrections, Series A, Rev., AMBAC, 5.25%, 06/01/11	1,797
1,000	California State Public Works Board, Department of Corrections & Rehabilitations, Series J, Rev., AMBAC, 5.25%, 01/01/16	1,110
100	California State Public Works Board, Department of Mental Health, Coalinga State Hospital, Series A, Rev., 5.25%, 06/01/12	108
1,000	California State Public Works Board, Various Universities of California Projects, Series D, Rev., 5.00%, 05/01/15	1,063
435	California Statewide Communities Development Authority, Catholic Healthcare West, COP, 6.00%, 07/01/09 (p)	451
475	California Statewide Communities Development Authority, Catholic Healthcare West, Unrefunded Balance COP, 6.00%, 07/01/09	488
985	California Statewide Communities Development Authority, Poinsettia Apartments, Series B, Rev., Adj., LIQ: FNMA, 4.75%, 06/15/31	1,015
490	Carson Redevelopment Agency, Redevelopment Project Area No. 1, Tax Allocation, MBIA, 5.50%, 10/01/14	550
1,000	City of Los Angeles, Series A, GO, FGIC, 5.25%, 09/01/11	1,079
5,110	City of Los Angeles, Sonnenblick Del Rio, West Los Angeles, COP, AMBAC, 6.13%, 11/01/10 (m)	5,647
600	City of Pacifica, Street Improvement Project, COP, AMBAC, 5.75%, 11/01/09 (p)	652
35	City of Richmond, Wastewater, Rev., FGIC, 5.20%, 08/01/09	37
1,500	City of San Francisco, State Building Authority, Civic Center, Series A, Rev., 5.00%, 12/01/15	1,603
1,500	City of Vallejo Water Revenue, Rev., 5.00%, 05/01/16	1,607
150	Coachella Valley Recreation & Park District, Improvement Bond Act of 1915, Reassessment District 1, Special Assessment, MBIA, 4.63%, 09/02/10	157
1,000	Colton Public Financing Authority, Tax Allocation, Series A, Rev., MBIA, 5.00%, 08/01/18	1,041
2,505	Corona Community Facilities District, No. 97-2, Eagle Glen, Special Tax, 5.75%, 09/01/08	2,609
2,000	Desert Sands Unified School District, GO, AMBAC, Zero Coupon, 06/01/14	1,470
2,900	East Bay Municipal Utility District, Sub Series 1, Rev., Adj., XLCA, 3.26%, 09/06/06	2,900
3,825	El Dorado Irrigation District & El Dorado Water Agency, COP, Series A, FGIC, 5.00%, 03/01/13	4,122
1,000	Fallbrook Union High School District, San Diego County, GO, FGIC, 5.38%, 09/01/12	1,098
200	Fullerton University Foundation, Series A, Rev., MBIA, 5.50%, 07/01/10	215
1,000	Glendale Community College District, Capital Appreciation, Series A, GO, MBIA, Zero Coupon, 10/01/17	628

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN TAX FREE FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	California — Continued
	Golden State Tobacco Securitization Corp., Enhanced Assets Backed,
2,000	Rev., FGIC-TCRS, 5.50%, 06/01/13	2,209
1,000	Series A, Rev., 5.00%, 06/01/09	1,024
	Golden West Schools Financing Authority,
3,185	ROCS-RR-II-R-3042, Adj., GO, MBIA, LIQ: Citigroup Global Markets, 3.44%, 08/01/13	3,185
545	Series A, Rev., MBIA, 5.80%, 02/01/16	629
1,000	Loma Linda University Medical Center, Series A, Rev., 5.00%, 12/01/15	1,040
1,895	Los Angeles County Community Facilities District No. 3, Improvement Area B, Special Tax, Series A, AMBAC, 5.63%, 09/01/10	2,037
1,000	Los Angeles County Public Works Financing Authority, Multiple Capital Facilities Project, Series B, Rev., AMBAC, 6.00%, 12/01/07 (p)	1,031
	Los Angeles Department of Water & Power Systems,
2,000	Series B, Rev., FSA, 5.13%, 07/01/13	2,166
1,000	Sub Series A-1, Rev., AMBAC, 5.00%, 07/01/15	1,096
	Los Angeles Harbor Department,
1,500	Series A, Rev., AMT, MBIA, 5.00%, 08/01/16	1,626
1,000	Series C, Rev., AMT, MBIA, 5.00%, 08/01/15	1,082
125	Los Angeles Unified School District, Series A, GO, FGIC, 6.00%, 07/01/15	146
	Los Angeles Unified School District, 2004 Election,
1,090	Series F, GO, FGIC, XLCA, 5.00%, 07/01/10	1,149
1,000	Series G, GO, AMBAC, 5.00%, 07/01/16	1,089
1,580	Moreland School District, Crossover, GO, FSA, 4.25%, 08/01/15	1,588
1,385	Mountain View/Santa Clara County, Capital Projects, COP, 5.25%, 08/01/13	1,496
560	Northern California Power Agency, Public Power, Unrefunded Balance, Series A, Rev., AMBAC-TCRS, 5.80%, 07/01/09	593
2,000	Orange County Public Financing Authority, Waste Management Systems, Rev., AMBAC, 5.75%, 12/01/09	2,121
1,000	Orange County Water District, COP, Series A, Adj., 3.25%, 10/04/06	1,000
1,500	Pasadena Area Community College District, 2002 Election, Series C, GO, AMBAC, Zero Coupon, 08/01/10	1,301
500	Pomona Public Financing Authority, Southwest Pomona Redevelopment Project, Series W, Rev., MBIA, 5.00%, 02/01/08	518
425	Port of Oakland, Series K, Rev., FGIC, 5.25%, 11/01/07	433
360	Rancho Water District Financing Authority, Series A, Rev., FSA, 5.50%, 08/01/10	386
1,250	Riverside County Transportation Commission, Series A, Rev., FGIC, 6.00%, 06/01/09	1,331
2,400	Riverside County, Aces Riverside County Public Facilities, COP, Series A, Adj., 3.50%, 09/06/06	2,400
1,240	Sacramento City Financing Authority, Capital Improvement, GO, AMBAC, 5.00%, 12/01/16	1,341
1,500	Sacramento County Sanitation District, Rev., FGIC, 5.00%, 06/01/16	1,617
	Sacramento County Sanitation District, Financing Authority,
250	Series A, Rev., 5.25%, 12/01/12	268
150	Series A, Rev., 5.75%, 12/01/10	162
985	San Bernardino Single Family Mortgage, Mortgage-Backed Securities, Series A, Rev., FHA, VA MTGS, GNMA COLL, 7.50%, 05/01/23 (p)	1,258
1,700	San Diego County Water Authority, COP, Series A, FGIC, 5.00%, 05/01/14	1,847
	San Jose Redevelopment Agency, Merged Area Redevelopment Project,
1,240	Tax Allocation, MBIA, 6.00%, 08/01/07	1,267
990	Tax Allocation, MBIA, 6.00%, 08/01/15 (p)	1,158
2,010	San Jose Redevelopment Agency, Merged Area Redevelopment Project, Unrefunded Balance, Tax Allocation, MBIA, 6.00%, 08/01/15	2,340
1,495	San Marcos Public Facilities Authority, Project Areas No. 1, 2, 3, Series A, Tax Allocation, FGIC, 5.00%, 08/01/13	1,569
250	San Mateo County Joint Power Authority, Capital Projects Program, Rev., MBIA, 6.50%, 07/01/15	294
585	San Mateo County Community College District, Election of 2001, Series A, GO, FGIC, 5.38%, 09/01/12	635
1,500	Santa Ana Financing Authority, Police Administration & Holding Facility Series A, Rev., MBIA, 6.25%, 07/01/24 (m)	1,845
1,000	Santa Clara County Financing Authority Series A, Rev., AMBAC, 5.75%, 11/15/13	1,129
2,000	Santa Monica Community College District, Capital Appreciation, 2002, Series C, GO, MBIA, Zero Coupon, 08/01/15	1,320

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN TAX FREE FUNDS   9

JPMorgan California Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	California — Continued
1,875	Sonoma State University Academic Foundation, Inc., Green Music Concert Hall, Rev., 3.00%, 03/01/09	1,853
1,850	South Bayside Waste Management Authority, Solid Waste System, Rev., AMBAC, 6.13%, 03/01/09	1,997
1,310	South Orange County Public Financing Authority, Foothill Area, Series A, Special Tax, FGIC, 5.25%, 08/15/14	1,431
	State of California,
1,500	GO, 5.00%, 03/01/16	1,620
1,500	GO, 5.00%, 08/01/15	1,594
1,500	GO, 5.00%, 09/01/16	1,610
3,474	GO, 5.06%, 03/15/14	3,522
120	GO, MBIA-IBC, 6.25%, 04/01/07 (p)	120
4,000	Walnut Valley Unified School District, Series A, GO, MBIA, 7.20%, 08/01/11	4,746
1,500	West Contra Costa Unified School District, GO, FGIC, Zero Coupon, 08/01/17	950
		120,223
	Illinois — 1.5%
2,000	Chicago O’Hare International Airport Third Lien, Series A, Rev., AMBAC, 5.00%, 01/01/16	2,119
	Kentucky — 1.2%
1,500	Kentucky State Property & Buildings Commission, Project No. 82 Rev., FSA, 5.25%, 10/01/18	1,689
	Michigan — 3.5%
2,000	Michigan State Hospital Finance Authority, Ascension Health Credit, Series B, Rev, Adj., 5.30%, 11/15/33	2,007
2,035	Michigan State Housing Development Authority, Series A, Rev., AMT, 4.13%, 12/01/10	2,045
1,000	Michigan State Housing Development Authority, Multi-Family Housing Revenue, Benton Harbor Project, Rev., Adj., AMT, 4.35%, 07/01/07	1,001
		5,053
	New York — 0.7%
1,000	New York Convention Center Operating Corp., Yale Building Acquisition Project, COP, 5.25%, 06/01/07	1,019
	Ohio — 0.9%
1,320	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities, Series A, Rev., AMT, GNMA COLL, 4.10%, 09/01/13	1,308
	Puerto Rico — 3.0%
115	Puerto Rico Commonwealth, Public Improvement, GO, 5.00%, 07/01/07	116
3,000	Puerto Rico Electric Power Authority, Series BB, Rev., MBIA, 6.00%, 07/01/11	3,315
420	Puerto Rico Highway & Transportation Authority, Series W, Rev., MBIA-IBC, 5.50%, 07/01/15	474
500	Puerto Rico Municipal Finance Agency, Series A, GO, FSA, 5.75%, 08/01/09 (p)	535
		4,440
	South Carolina — 0.3%
550	Charleston County, GO, MBIA-IBC, 3.00%, 09/01/14	504
	Texas — 0.7%
1,000	Texas State Transportation Commission First Tier, Rev., 5.00%, 04/01/16	1,083
	Virgin Islands — 0.2%
295	Virgin Islands Public Finance Authority Gross Receipts, Tax Lien Notes, Series A, Rev., 5.63%, 10/01/10	303
	Total Municipal Bonds (Cost $134,867)	138,780

SHARES
Short-Term Investment — 3.8%
	Investment Company — 3.8%
5,539	JPMorgan Tax Free Money Market Fund (b) (m) (Cost $5,539)	5,539
	Total Investments — 98.9% (Cost $140,406)	144,319
	Other Assets in Excess of Liabilities — 1.1%	1,688
	NET ASSETS — 100.0%	$146,007

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN TAX FREE FUNDS        AUGUST 31, 2006

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.0%
	Municipal Bonds — 99.0%
	Alabama — 0.7%
1,000	Alabama 21st Century Authority, Tobacco Settlement, Rev., 5.00%, 12/01/07	1,008
4,675	City of Mobile, GO, AMBAC, 5.50%, 08/15/11	5,092
1,000	Jefferson County, Water & Sewer System, Rev., FSA, 5.20%, 02/15/10	1,048
6,960	Jefferson County, Water & Sewer System, Refunded Balance, Rev., FGIC, 5.13%, 08/01/12 (p)	7,501
1,350	Jefferson County, Water & Sewer System, Unrefunded Balance, Series A, Warrant, FGIC, 5.38%, 02/01/07	1,358
4,300	University of Alabama, Birmingham, Rev., FGIC, 5.50%, 10/01/09 (p)	4,538
		20,545
	Alaska — 0.5%
2,890	Alaska Industrial Development & Export Authority, Revolving Fund, Series A, Rev., MBIA, 5.70%, 04/01/07	2,974
	Alaska Student Loan Corp., Student Loan,
1,480	Series A, Rev., AMBAC, 5.10%, 07/01/09	1,531
1,560	Series A, Rev., AMBAC, 5.20%, 07/01/09	1,608
	City of North Slope Boro, Capital Appreciation,
7,000	Series B, GO, MBIA, Zero Coupon, 06/30/07	6,794
1,000	Series B, GO, MBIA, Zero Coupon, 06/30/09	900
1,495	Series B, GO, MBIA, Zero Coupon, 06/30/11	1,243
		15,050
	Arizona — 1.1%
415	Arizona Health Facilities Authority, Catholic Healthcare West, Series A, Rev., 6.13%, 07/01/09 (p)	423
915	Arizona Health Facilities Authority, Catholic Healthcare West, Unrefunded Balance, Series A, Rev., 6.13%, 07/01/09	948
6,735	Arizona School Facilities Board, State School Trust, Series A, Rev., AMBAC, 5.75%, 07/01/14	7,573
4,675	Arizona State Transportation Board Highway, Series B, Rev., 5.00%, 07/01/16	5,103
1,340	Gila County, IDA, Cobre Valley Community Hospital, Rev., ACA, 5.75%, 12/01/10	1,430
	Maricopa County Stadium District,
2,960	Rev., AMBAC, 5.00%, 06/01/08	3,032
3,005	Rev., AMBAC, 5.00%, 06/01/09	3,115
500	Maricopa County, Unified School District No. 89-Dysart, GO, FGIC, 5.25%, 07/01/20	566
	Phoenix, IDA, Government Office Lease, Capital Mall LLC Project,
2,975	Rev., AMBAC, 5.00%, 09/15/10 (p)	3,130
1,875	Rev., AMBAC, 5.10%, 09/15/10 (p)	1,980
4,455	Tempe Union High School District No. 213, GO, FSA, 5.00%, 07/01/13	4,807
		32,107
	California — 13.0%
2,000	ABAG Finance Authority for Nonprofit Corp., Multi-Family Housing, Edgewood Apartments Project, Series A, Rev., Adj., FNMA COLL, 5.70%, 11/01/06	2,006
535	ABAG Finance Authority for Nonprofit Corp., Multi-Family Housing, Ten O One Housing Apartments, Series A, Rev., GNMA COLL, 6.75%, 04/20/07	542
2,000	Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area, Series F, Rev., 5.00%, 04/01/16	2,174
500	California State Department of Water Resources, Central Valley Project, Water Systems, Series J-1, Rev., 7.00%, 12/01/12 (p)	594
1,840	California State Department of Water Resources, Central Valley Project, Water Systems, Unrefunded Balance, Series J-1, Rev., 7.00%, 12/01/12	2,181
8,000	California State Department of Water Resources, Power Supply, Series A, Rev., 5.38%, 05/01/12	8,809
4,285	California State Public Works Board, Series B, Rev., FSA, 5.00%, 04/01/16	4,589
	California State Public Works Board, Department of Corrections,
3,720	Series C, Rev., 5.50%, 12/01/13	4,092
4,500	Series E, Rev., 5.00%, 06/01/14	4,787
4,890	California State Public Works Board, Department of Forestry & Fire Protection, Series C, Rev., FSA, 5.00%, 04/01/16	5,226
	California State Public Works Board, Department of General Services, Butterfield State,
2,400	Series A, Rev., FSA, 5.00%, 06/01/13	2,569
2,530	Series A, Rev., FSA, 5.00%, 06/01/14	2,717
13,660	Series A, Rev., FSA, 5.00%, 06/01/15	14,440
2,310	Series C, Rev., FSA, 5.00%, 04/01/16	2,453
4,260	California State Public Works Board, Justice Department, Series D, Rev., FSA, 5.00%, 04/01/16	4,551

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN TAX FREE FUNDS   11

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	California — Continued
8,500	California State Public Works Board, Department of Mental Health, Coalinga State Hospital, Series A, Rev., 5.50%, 06/01/14	9,380
2,440	California Statewide Communities Development Authority, Catholic West, COP, 6.00%, 07/01/09 (p)	2,529
2,715	California Statewide Communities Development Authority, Catholic West, Unrefunded Balance COP, 6.00%, 07/01/09	2,790
	California Statewide Communities Development Authority, Insured Health Facilities, Los Angeles Jewish Home,
3,000	Rev., CA ST MTG, 5.00%, 11/01/13	3,131
1,000	Rev., CA ST MTG, 5.25%, 11/01/13	1,055
	Capistrano Unified School District Community Facilities District No. 87-1,
3,140	AMBAC, Special Tax, 4.50%, 09/01/11	3,272
1,000	AMBAC, Special Tax, 5.00%, 09/01/12	1,074
785	City of Long Beach Water System, Series A, Rev., MBIA, 5.75%, 05/01/15	886
4,180	City of Riverside, Riverside Electric, Rev., FSA, 5.25%, 10/01/11	4,529
12,980	City of Vallejo, Rev., MBIA, 5.00%, 05/01/16	13,811
10,435	Contra Costa Water District, Series K, Rev., FSA, 5.50%, 10/01/11	11,331
5,415	Desert Sands Unified School District, GO, Zero Coupon, AMBAC, 06/01/12	4,362
10,000	Golden State Tobacco Securitization Corp., Enhanced Assets Backed, Series A, Rev., AMBAC, 5.00%, 06/01/11	10,504
4,750	Los Altos School District, GO, 5.00%, 08/01/16	5,111
4,500	Los Angeles Convention & Exhibit Center Authority, Series A, Rev., MBIA, 6.13%, 08/15/11	5,009
	Los Angeles Unified School District,
6,925	Series E, GO, MBIA, 5.13%, 01/01/12	7,282
11,755	Series F, GO, 5.00%, 07/01/13	12,415
14,135	Series F, GO, 5.00%, 07/01/16	15,120
7,560	Los Angeles Wastewater System, Sub Series A, Rev., MBIA, 4.20%, 06/01/13	7,715
2,085	Napa Valley Unified School District, GO, FGIC, 5.00%, 08/01/16	2,221
4,535	Natomas Unified School District, GO, FGIC, 5.00%, 08/01/14	4,799
1,745	Pasadena Area Community College District, Series C, GO, Zero Coupon, 08/01/10	1,513
12,350	Rancho Mirage Redevelopment Agency, Merged Redevelopment Whitewater, Tax Allocation, Series A, Rev., MBIA, 5.00%, 04/01/16	13,154
3,165	Sacramento Municipal Utility District, Series O, Rev., MBIA, 5.25%, 08/15/10	3,369
7,915	San Francisco City & County Public Utilities Commission, Series A, Rev., FSA, 5.00%, 05/01/16	8,433
8,945	San Francisco City & County Unified School District, Series B, GO, FSA, 5.00%, 06/15/12	9,522
2,000	Solano County, COP, MBIA, 5.25%, 11/01/12	2,173
5,500	Southern California Public Power Authority, San Juan Power, Power Project, Series B, Rev., Adj., FSA, 5.25%, 01/01/12 (p)	5,950
5,000	Southern California Public Power Authority, San Juan Unit 3, Power Project, Series A, Rev., FSA, 5.50%, 01/01/13	5,542
	State of California,
3,000	GO, 5.00%, 02/01/09	3,097
2,500	GO, 5.00%, 02/01/10	2,610
8,545	GO, 5.00%, 08/01/13	9,014
20,000	GO, 5.00%, 03/01/14	21,517
10,000	GO, 5.00%, 08/01/15	10,567
3,000	GO, 5.25%, 02/01/13	3,228
2,885	GO, 5.75%, 05/01/10 (p)	3,136
5,000	GO, FGIC-TCRS, 5.25%, 08/01/13	5,456
	State of California, Economic Recovery,
23,300	Series A, GO, FGIC-TCRS, 5.00%, 07/01/11	24,649
20,000	Series A, GO, MBIA, 5.00%, 07/01/14	21,654
6,580	Temple City Unified School District, GO, FGIC, 5.25%, 08/01/22	7,417
2,000	Torrance Unified School District, Election of 1998, Series B, GO, FSA, 5.00%, 08/01/11	2,118
2,700	West Contra Costa Unified School District, Election 2005, Series A, GO, FSA, 5.00%, 08/01/14	2,861
8,310	West Valley-Mission Community College District, Election 2004, Series A, GO, FSA, 5.00%, 08/01/16	8,850
		365,886
	Colorado — 2.0%
1,000	Arapahoe County School District No. 5, Cherry Creek, GO, 6.00%, 12/15/09 (p)	1,072
	Colorado Health Facilities Authority, Boulder Hospital,
1,000	Series B, Rev., MBIA, 6.00%, 10/01/12	1,117
710	Series C, Rev., MBIA, 6.00%, 10/01/11	782

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN TAX FREE FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Colorado — Continued
615	Series C, Rev., MBIA, 6.00%, 10/01/12	687
825	Series C, Rev., MBIA, 6.00%, 10/01/13	932
585	Series C, Rev., MBIA, 6.00%, 10/01/14	668
1,350	Colorado Health Facilities Authority, Denver Options, Inc. Project, Rev., ACA, 5.00%, 02/01/12	1,384
2,355	Colorado Health Facilities Authority, Hospital, Steamboat Springs Health, Rev., 5.75%, 09/15/08	2,442
80	Colorado Housing & Finance Authority, Rev., 5.38%, 08/01/10	81
3,410	Colorado Water Resources & Power Development Authority, Wastewater, Revolving Fund, Series A, Rev., AMBAC, 6.00%, 09/01/10	3,712
	Denver City & County,
5,250	Series A, Rev., FSA, 5.38%, 09/01/09	5,496
5,000	Series B, Rev., FGIC, 5.00%, 11/15/13	5,311
5,000	Series B, Rev., FGIC, 5.00%, 11/15/14	5,330
	Denver City & County, Airport,
1,640	Series B, Rev., AMT, MBIA, 5.75%, 11/15/06 (p)	1,679
3,000	Series E, Rev., FGIC, 5.25%, 11/15/12	3,205
	Douglas County School District No. Re-1, Douglas & Elbert Counties,
1,610	GO, FGIC, 5.75%, 12/15/14	1,822
1,690	Series B, GO, FSA, 5.75%, 12/15/12 (p)	1,886
	El Paso County, School District No. 11, Colorado Springs,
1,000	GO, 7.10%, 12/01/07	1,253
5,000	GO, 7.13%, 12/01/07	6,413
2,000	El Paso County School District No. 49 Falcon, Series A, GO, FSA, 5.50%, 12/01/09	2,177
4,800	Jefferson County School District R-001, GO, MBIA, 6.50%, 12/15/10	5,340
	Metropolitan Football Stadium District, Sales Tax, Capital Appreciation,
2,400	Series A, Rev., MBIA, Zero Coupon, 01/01/10	2,117
1,000	Series A, Rev., MBIA, Zero Coupon, 01/01/11	848
1,000	University of Colorado Enterprise System, Series B, Rev., FGIC, 5.25%, 06/01/13	1,079
		56,833
	Connecticut — 2.1%
1,250	City of Bridgeport, Series A, GO, AMBAC, 6.50%, 09/01/07	1,285
	City of New Haven,
2,625	GO, FGIC, 5.00%, 11/01/08	2,703
5	Series A, GO, FGIC, 5.00%, 11/01/08 (p)	5
2,465	Series B, GO, FSA, 6.00%, 11/01/09 (p)	2,665
1,290	City of North Branford, GO, MBIA, 5.00%, 10/01/10	1,361
3,425	City of Ridgefield, GO, 5.00%, 09/15/10 (p)	3,639
	City of Stamford,
1,155	GO, 5.00%, 07/15/08	1,187
100	Series A, 4.50%, 08/01/07	101
	City of Waterbury,
1,790	Series A, GO, FSA, 5.25%, 04/01/11	1,911
3,905	Series A, GO, FSA, 5.50%, 04/01/12 (p)	4,271
2,000	Connecticut State Health & Educational Facility Authority, Series A, Rev., 6.38%, 07/01/10 (p)	2,202
	State of Connecticut,
5,000	Series A, GO, 5.25%, 04/15/11	5,342
2,500	Series A, Rev., 5.50%, 10/01/12	2,751
7,240	Series B, GO, 5.88%, 06/15/10 (p)	7,824
3,000	Series B, Rev., FSA, 5.50%, 11/01/09	3,174
1,400	Series B, Rev., MBIA-IBC, 6.13%, 09/01/12	1,552
3,300	Series D, GO, 5.13%, 11/15/11 (p)	3,531
8,970	Series E, GO, FSA, 5.50%, 11/15/12	9,853
4,000	University of Connecticut, Series A, GO, FGIC, 5.40%, 03/01/10 (p)	4,320
		59,677
	District of Columbia — 1.1%
	District of Columbia,
2,000	COP, FGIC, 5.00%, 01/01/13	2,133
2,000	COP, FGIC, 5.25%, 01/01/15	2,186
2,500	COP, FGIC, 5.25%, 01/01/16	2,745
10,305	Series A, GO, MBIA, 5.50%, 06/01/12	11,242
75	Series A, GO, MBIA-IBC, 6.00%, 06/01/07 (p)	76
3,830	District of Columbia Tobacco Settlement Financing Corp., Asset Backed Bonds, Rev., 6.25%, 05/15/11	4,073
6,455	District of Columbia Water & Sewer Authority, Public Utilities, Rev., FSA, 5.50%, 04/01/09	6,908
410	District of Columbia, COP, Unrefunded Balance, Series A, GO, MBIA-IBC, 6.00%, 06/01/07	417
1,500	George Washington University, Series A, Rev., MBIA, 6.00%, 09/15/09	1,612
		31,392
	Florida — 3.1%
5,250	Broward County Resource Recovery, Wheelabrator, Series A, Rev., 5.00%, 12/01/06	5,266

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN TAX FREE FUNDS   13

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Florida — Continued
	City of Gulf Breeze, Miami Beach Local Government,
1,435	Series C, Rev., FGIC, 5.00%, 12/01/15	1,507
1,500	Series E, Rev., Adj., FGIC, 5.13%, 12/01/20	1,609
	Clay County Housing Finance Authority, Single Family Mortgage, Multi-County Program,
120	Rev., GNMA COLL, FHA, 6.20%, 10/10/06	121
90	Rev., GNMA COLL, FHA, 6.25%, 10/10/06	91
160	Rev., GNMA COLL, FNMA COLL, 5.25%, 04/01/07	161
1,495	Florida State Board of Education, Capital Outlay, Public Education, Series B, GO, 5.25%, 06/01/12	1,616
	Highlands County Health Facilities Authority, Adventist Health,
8,000	Rev., Adj., 3.95%, 11/15/32	7,885
6,500	Series I, Adj., Rev., 5.00%, 11/15/29	6,692
	Indian River County Hospital District,
1,185	Rev., FSA, 5.95%, 10/10/06	1,211
1,285	Rev., FSA, 6.00%, 10/10/06	1,313
4,885	JEA Water & Sewer, Series A, Rev., FGIC, 5.00%, 10/01/13	5,208
5,000	Lee County, School Board, Series A, FSA, 5.00%, 02/01/14	5,363
	Miami-Dade County,
2,225	Series CC, GO, AMBAC, 7.13%, 10/01/14	2,707
2,095	Series DD, GO, AMBAC, 7.75%, 10/01/18	2,809
	Miami-Dade County School Board,
3,000	Series B, COP, Adj., MBIA, 5.00%, 05/01/31	3,151
3,000	Series B, COP, Adj., MBIA, 5.50%, 05/01/30	3,214
30,000	Orlando Utilities Commission, Water & Electric, Multi-Modal, Series A, Rev., Adj., 4.10%, 10/01/23 (m)	30,214
4,000	Palm Beach County Housing Finance Authority, Multi-Family Mortgage, Country Lake, Rev., Adj., 4.75%, 06/01/09	4,114
1,000	Sunrise Excise Tax & Special Assessment, Utilities Systems, Series A, Rev., AMBAC, 5.50%, 10/01/15	1,101
3,065	Volusia County, Gas Tax, Rev., FSA, 5.00%, 10/01/14	3,317
		88,670
	Georgia — 2.7%
1,000	Bibb County School District, GO, 5.00%, 04/01/09	1,035
1,000	City of Atlanta, Airport Facilities, Series A, Rev., AMBAC, 6.50%, 01/01/07 (p)	1,010
	De Kalb County, Water & Sewer Authority,
4,150	Series B, Rev., 5.25%, 10/01/22	4,713
8,660	Series B, Rev., 5.25%, 10/01/23	9,851
1,720	Forsyth County School District, GO, 5.00%, 07/01/11	1,839
	Fulton County School District,
3,280	GO, 6.38%, 05/01/13	3,793
2,630	GO, 6.38%, 05/01/14	3,084
	Georgia Municipal Electric Authority,
190	Series DD, Rev., MBIA-IBC, 7.00%, 01/01/08 (p)	198
125	Series Y, Rev., 6.40%, 01/01/09 (p)	133
55	Series Y, Rev., 10.00%, 01/01/10 (p)	66
	Georgia Municipal Electric Authority, Unrefunded Balance,
6,250	Series A, Rev., 6.50%, 01/01/12	6,814
4,810	Series DD, Rev., MBIA-IBC, 7.00%, 01/01/08	5,018
2,875	Series Y, Rev., 6.40%, 01/01/09	3,047
945	Series Y, Rev., 10.00%, 01/01/10	1,127
5,000	Gwinnett County School District, Series B, GO, 6.40%, 02/01/08	5,196
1,500	Henry County & Henry County Water & Sewerage Authority, Rev., FGIC, 5.63%, 02/01/10 (p)	1,611
	Metropolitan Atlanta Rapid Transit Authority,
2,500	Series N, Rev., MBIA, 6.25%, 07/01/18	2,884
3,000	Series P, Rev., AMBAC, 6.20%, 07/01/07	3,064
5,000	Series P, Rev., AMBAC, 6.25%, 07/01/11	5,455
	State of Georgia,
10,700	Series B, GO, 6.30%, 03/01/10	11,649
5,000	Series D, GO, 5.80%, 11/01/09 (p)	5,422
		77,009
	Hawaii — 0.2%
1,000	Honolulu City & County, Series A, GO, FSA-CR, 5.60%, 04/01/07 (p)	1,011
3,335	State of Hawaii, Series CM, GO, FGIC, 6.00%, 12/01/10	3,644
		4,655
	Illinois — 6.0%
	Chicago, Board of Education, Depriest Elementary School Project,
6,915	Series A, GO, MBIA, 5.25%, 06/01/13	7,501
2,130	Series H, GO, MBIA, 5.75%, 12/01/14	2,396
	Chicago, Emergency Telephone System,
1,370	GO, FGIC, 5.25%, 01/01/13	1,485
1,000	GO, FGIC, 5.25%, 01/01/15	1,098

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN TAX FREE FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Illinois — Continued
14,025	Chicago Metropolitan Water Reclamation District-Greater Chicago, GO, 5.50%, 12/01/09	14,830
	Chicago Metropolitan Water Reclamation District-Greater Chicago, Capital Improvement Bonds,
10,000	GO, 5.50%, 12/01/12 (p)	10,873
1,500	GO, 7.00%, 01/01/08 (p)	1,567
1,000	GO, 7.25%, 12/01/12 (p)	1,197
3,000	Chicago O’Hare International Airport, Passenger Facility Charge, Series A, Rev., AMBAC, 5.63%, 10/10/06	3,064
7,080	Chicago Park District, Series B, 5.50%, 01/01/11 (p)	7,596
5,300	Chicago Public Building Commission Building, Series A, Rev, MBIA, 5.25%, 12/01/11	5,692
3,275	Chicago Tax Increment, Junior Lien, Near South Redevelopment Project, Tax Allocation, Series A, ACA, 5.00%, 11/15/07	3,320
	City of Chicago,
5,000	Series A, GO, FGIC, 6.75%, 07/01/10 (p)	5,597
7,500	Series A, GO, FSA, 5.00%, 01/01/15	7,967
11,955	Series A, Rev., FGIC, 5.25%, 01/01/16	12,915
3,445	Cook County, GO, MBIA, 7.25%, 11/01/07 (p)	3,508
3,000	Du Page County, Rev., FSA, 5.75%, 01/01/11 (p)	3,279
2,585	Illinois Finance Authority, DePaul University, Series A, Rev., 5.38%, 10/01/15	2,819
1,665	Illinois Health Facilities Authority, Rev., 6.63%, 02/15/10 (p)	1,838
3,240	Illinois Health Facilities Authority, Riverside Health System, Rev., 6.75%, 11/15/10	3,421
2,985	McHenry County Community Unit, School District No. 20, Woodstock School Building, Series A, GO, 8.00%, 01/15/15	3,862
	Regional Transportation Authority,
6,600	Series A, Rev., AMBAC, 6.40%, 06/01/12	7,355
1,000	Series B, GO, AMBAC, 6.40%, 06/01/12	1,115
2,810	Series D, Rev., FGIC, 7.75%, 06/01/07	2,895
1,100	Southwestern Illinois Development Authority, Local Government Program, Triad School District No. 2, Rev., MBIA, 5.25%, 10/01/16	1,208
1,500	Southwestern Illinois Development Authority, Local Government Program, Triad School District No. 3, Rev., 5.25%, 10/01/16	1,644
	State of Illinois,
4,330	GO, 5.00%, 01/01/20	4,736
4,330	GO, 5.00%, 01/01/21	4,739
2,000	GO, MBIA, 5.25%, 06/01/08 (p)	2,075
3,125	Rev., 5.00%, 06/15/13	3,356
8,885	Series A, GO, 5.00%, 03/01/14	9,413
2,400	Series P, Rev., 6.50%, 06/15/13	2,642
11,670	Town of Cicero, Tax Increment, Series A, GO, XLCA, 5.25%, 01/01/15	12,671
1,025	Will County High School District No. 204, Joliet, Limited Tax, GO, FSA, 5.38%, 12/01/11	1,106
	Winnebago County School District No. 122, Harlem-Loves Park, Capital Appreciation,
1,350	GO, FGIC, 6.35%, 06/01/07	1,377
4,420	GO, FSA, Zero Coupon, 01/01/13	3,439
4,320	Winnebago County, Public Safety, Alternative Revenue Source, Series A, GO, MBIA, 5.00%, 12/30/15	4,574
		170,170
	Indiana — 1.1%
3,000	Brownsburg 1999 School Building Corp., Series B, Rev., FSA, 5.00%, 07/15/15	3,194
2,315	Central High School Building Corp., First Mortgage, Rev., AMBAC, 5.50%, 08/01/07	2,344
1,080	Fifth Avenue Housing Development Corp., Industrial Mortgage, Section 8 Assisted Project, Series A, Rev., FHA, 5.05%, 10/10/06	1,080
2,000	Indiana Bond Bank, Special Program, Series A, Rev., FSA, 5.00%, 08/01/16	2,139
1,800	Indiana Municipal Power Agency Supply System, Series B, Rev., MBIA, 5.88%, 01/01/10	1,926
5,555	Indiana State Office Building Commission, Rev., 5.50%, 07/01/09 (p)	5,890
1,500	Indiana Transportation Finance Authority, Airport Facilities, Series A, Rev., AMBAC, 6.00%, 11/01/11 (p)	1,666
2,280	Indiana Transportation Finance Authority, Highway, Unrefunded Balance, Series A, Rev., AMBAC, 5.75%, 06/01/12	2,523
3,000	Indianapolis Airport Authority, Special Facilities, Fed Ex Corp. Project, Rev., 5.10%, 01/15/17	3,142
1,600	Indianapolis Local Public Improvement Bond Bank, Series B, Rev., 6.00%, 01/10/20	1,850
3,675	Indianapolis, Economic Development, Knob In the Woods Project, Rev., Adj., FNMA COLL, 3.45%, 12/01/24	3,571
1,702	Indianapolis, Multi-Family Housing, Braeburn, Series A, Rev., GNMA COLL, 5.35%, 04/01/11	1,776

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN TAX FREE FUNDS   15

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Indiana — Continued
500	Pike County, Multi-School Building Corp., First Mortgage, Series B, Rev., AMBAC, 5.20%, 01/15/10 (p)	530
		31,631
	Iowa — 0.8%
	City of Muscatine,
3,725	Series A, Rev., AMBAC, 5.50%, 01/01/09	3,885
3,000	Series A, Rev., AMBAC, 5.50%, 01/01/10	3,177
6,920	Iowa Finance Authority, Hospital Facilities, Rev., 6.75%, 02/15/10 (p)	7,677
1,000	Iowa Higher Education Loan Authority, Wartburg College, Rev., ACA, 5.75%, 10/01/12 (p)	1,106
5,000	Tobacco Settlement Authority of Iowa, Asset Backed, Series B, Rev., 5.50%, 06/01/11 (p)	5,386
		21,231
	Kansas — 0.8%
	Butler County Public Building Commission, Community Improvement, Public Facilities Project,
1,375	Rev., MBIA, 5.25%, 10/01/12 (p)	1,450
1,600	Rev., MBIA, 5.35%, 10/01/15 (p)	1,694
	Johnson County Unified School District 232,
5,000	Series A, 5.25%, 09/01/15	5,433
1,175	GO, FSA, 5.00%, 09/01/10 (p)	1,235
1,865	GO, FSA, 5.25%, 09/01/10 (p)	1,978
4,500	GO, FSA, 5.50%, 09/01/10 (p)	4,814
6,365	Wyandotte County School District No. 500, GO, FSA, 5.50%, 09/01/12 (p)	6,992
		23,596
	Kentucky — 0.8%
325	Greater Kentucky Housing Assistance Corp., Mortgage, Multi-Family Housing, Section 8, Assisted, Series A, Rev., FHA, 5.90%, 10/10/06	325
1,000	Kenton County Public Properties Corp., Package Facilities Project, First Mortgage, Series A, Rev., 5.63%, 12/01/06 (p)	1,015
	Kentucky Area Development Districts, City of Ewing,
1,015	Series C, Rev., 5.60%, 06/01/10	1,092
745	Series C, Rev., 5.85%, 06/01/10	804
5,905	Kentucky State Property & Buildings Commission, Project No. 69, Series A, Rev., FSA, 5.00%, 08/01/11 (p)	6,266
6,500	Kentucky State Property & Buildings Commission, Project No. 79, Rev., 5.13%, 10/01/13 (p)	7,060
1,000	Kentucky State Property & Buildings Commission, Road Fund, Project No. 73, Rev., 5.50%, 11/01/11	1,082
4,905	Kentucky Turnpike Authority, Economic Development, Revitalization Projects, Series B, Rev., FSA, 5.00%, 07/01/12	5,244
		22,888
	Louisiana — 1.0%
2,845	New Orleans Home Mortgage Authority, SO, 6.25%, 01/15/11 (p)	3,098
3,500	Louisiana Local Government Environmental Facilities & Community Development Authority, Capital Projects & Equipment Acquisition, Series A, Rev., AMBAC, 6.30%, 07/01/30	3,993
11,070	Louisiana Local Government Environmental Facilities & Community Development Authority, Livingston Parish Road Project, Rev., AMBAC, 5.00%, 03/01/16	11,885
1,000	Port New Orleans Board of Commissioners, Sport Facilities, Rev., AMBAC, 5.50%, 04/01/08 (p)	1,023
3,825	Saint Tammany Parish Sales Tax District No. 3, Sales & Use Tax Revenue, Rev., CIFG, 5.00%, 06/01/16	4,063
4,730	State of Louisiana, Series A, GO, FGIC, 5.00%, 04/01/09	4,892
		28,954
	Maine — 0.1%
2,765	Maine Municipal Bond Bank, Series D, Rev., 5.13%, 11/01/11	2,938
	Maryland — 1.8%
	Maryland State Stadium Authority Lease, Convention Center Expansion,
3,000	Rev., AMBAC, 5.75%, 10/10/06	3,018
3,000	Rev., AMBAC, 5.80%, 10/10/06	3,018
	State of Maryland,
7,501	Rev., 5.18%, 07/01/16 (i)	7,997
10,000	Series B, GO, 5.25%, 02/15/11	10,695
13,045	State of Maryland, State & Local Facilities Loan, GO, 5.00%, 08/01/15	14,299
4,000	University System of Maryland, Series A, Rev., 5.00%, 10/01/16	4,326
7,355	Washington Suburban Sanitation District, General Construction, GO, 5.00%, 06/01/12	7,890
		51,243

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN TAX FREE FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Massachusetts — 3.6%
	Commonwealth of Massachusetts,
1,500	Series A, Rev., 5.50%, 12/15/07	1,537
4,000	Series A, Rev., 5.50%, 12/15/09	4,234
3,280	Series A, Rev., 5.75%, 06/15/09	3,464
3,200	Series C, GO, 5.25%, 08/01/13 (p)	3,479
2,560	Series D, GO, MBIA, 5.25%, 11/01/11 (p)	2,748
2,915	Series D, GO, MBIA, 5.50%, 11/01/11 (p)	3,163
18,545	Commonwealth of Massachusetts, Federal Highway, Series A, Rev., GAN, FSA, 5.75%, 12/15/10 (m) (p)	20,008
	Massachusetts Bay Transportation Authority, General Transportation Systems,
5,650	Series A, Rev., 7.00%, 03/01/08	5,924
2,045	Series A, Rev., MBIA, 5.50%, 03/01/14	2,275
1,420	Massachusetts State College Building Authority, Commonwealth Guaranteed, Series A, Rev., 7.50%, 05/01/11	1,646
11,500	Massachusetts State Turnpike Authority, Series A, Rev., 5.00%, 01/01/13 (p)	12,081
7,275	Massachusetts State Water Pollution Abatement, MWRA Program, Unrefunded Balance, Sub Series A, Rev., 6.00%, 08/01/09	7,803
2,225	Massachusetts State Water Pollution Abatement, MWRA Program, Sub Series A, Rev., 6.00%, 08/01/09 (p)	2,393
	Massachusetts Water Resources Authority,
2,000	Series A, Rev., FSA, GO, 5.50%, 08/01/13	2,219
3,000	Series C, Rev., FGIC-TCRS, GO, 5.25%, 12/01/15	3,272
	University of Massachusetts Building Authority Project,
11,645	Series 04-A, Rev., MBIA, 5.13%, 11/01/14 (p)	12,730
11,395	Series 04-1, Rev., AMBAC, 5.38%, 11/01/14 (p)	12,656
		101,632
	Michigan — 4.0%
	City of Detroit, Michigan Sewer Systems,
5,000	Series B, Adj., Rev., MBIA, 5.00%, 07/01/16	5,359
4,150	Series C, Rev., FGIC, 5.00%, 07/01/16	4,469
2,000	Series C, Rev., FGIC, 5.25%, 07/01/16	2,209
3,910	City of Grand Rapids, Water Supply, Rev., FGIC, 5.75%, 01/01/11	4,226
7,400	Michigan Municipal Bond Authority, Rev., 5.50%, 10/01/14	8,296
3,000	Michigan Municipal Bond Authority, Clean Water State Revolving Fund, Rev., 5.38%, 10/01/12	3,246
	Michigan State Building Authority, Facilities Program,
2,500	Series I, Rev., 5.50%, 10/15/11	2,702
1,000	Series II, Rev., 5.38%, 10/15/07 (p)	1,029
13,050	Michigan State Hospital Finance Authority, Ascension Health Credit, Series A, Rev., MBIA, 6.25%, 11/15/09 (p)	14,195
1,750	Michigan State Hospital Finance Authority, Henry Ford Health Systems, Rev., AMBAC, 6.00%, 09/01/11 (p)	1,935
8,565	Michigan State Hospital Finance Authority, Trinity Health, Series A, Rev., 6.00%, 12/01/10	9,341
861	Michigan State Housing Development Authority, Huntley Villas Apartments, Series A, Rev., GNMA COLL, 4.80%, 08/20/12	887
10,750	Michigan State Trunk Line, Series A, Rev., 5.25%, 11/01/13	11,767
16,000	Monroe County Economic Development Corp., Limited Obligation, Detroit Edison Co., Series CC, Rev., Adj., AMBAC, 4.65%, 10/01/24	16,526
3,000	Rochester Community School District, Series I, GO, Q-SBLF, 5.50%, 05/01/09	3,146
	Royal Oak Hospital Finance Authority, William Beaumont Hospital,
3,000	Rev., 6.25%, 01/01/09	3,158
5,445	Rev., 6.25%, 01/01/11	5,930
1,000	Sturgis Public School District, School Building & Site, GO, Q-SBLF, 5.63%, 05/01/10 (p)	1,069
1,800	Wayne County, COP, AMBAC, 5.63%, 05/01/11	1,878
9,455	Wyoming Public Schools, GO, 5.00%, 05/01/15	10,125
		111,493
	Minnesota — 1.1%
	Minnesota Housing Finance Agency, Single Family Mortgage,
150	Series C, Rev., AMT, GO, 4.85%, 07/01/09	150
365	Series G, Rev., AMT, GO, 6.25%, 10/10/06	371
1,000	Minnesota State Municipal Power Agency, Electric, Series A, Rev., 5.25%, 10/01/14	1,070
8,730	State of Minnesota, GO, 5.50%, 06/01/09	9,179
	University of Minnesota,
5,000	Series A, Rev., GO, 5.75%, 07/01/10 (p)	5,380
6,000	Series A, Rev., GO, 5.75%, 07/01/11 (p)	6,559
8,000	Series A, Rev., GO, 5.75%, 07/01/15 (p)	9,141
		31,850

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN TAX FREE FUNDS   17

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mississippi — 1.1%
1,190	Mississippi Higher Education Assistance Corp., Series B-3, Rev., GTD, STD LNS, 5.30%, 09/01/08	1,216
	State of Mississippi,
2,000	GO, 5.75%, 12/01/12	2,221
10,465	GO, 6.20%, 02/01/08 (p)	10,803
9,600	Series B, GO, 5.90%, 11/15/08	10,055
5,000	Series D, GO, MBIA-IBC, 5.00%, 11/01/19	5,508
		29,803
	Missouri — 1.5%
5,700	Clay County Public School District No. 53 Liberty, Direct Deposit Program, GO, FSA, 5.25%, 03/01/14 (p)	6,234
	Missouri Housing Development Commission, Homeowner Loan Program, Multi-Family Housing,
255	Series III, Rev., FHA, 4.70%, 12/01/11	264
250	Series III, Rev., FHA, 4.80%, 12/01/11	259
	Missouri Housing Development Commission, Homeowner Loan Program, Single Family Mortgage,
6,410	Series B-1, Rev., Adj., AMT, GNMA/FNMA COLL, 5.38%, 03/01/13	6,537
9,775	Series C-1, Rev., Adj., AMT, GNMA/FNMA, 4.80%, 03/01/12	9,824
1,105	Missouri State Environmental Improvement & Energy Resources Authority, Revolving Funds Program, Series B, Rev., 5.50%, 07/01/12	1,212
4,000	Missouri State Health & Educational Facilities Authority, BJC Health Systems, Series A, Rev., 6.75%, 05/15/12 (p)	4,622
3,205	Missouri State Health & Educational Facilities Authority, Park Lane Medical Center, Series A, Rev., MBIA, 5.60%, 01/01/15 (p)	3,402
7,000	Missouri State Highways & Transit Commission, First Lien, Series B, 5.00%, 05/01/16	7,446
3,105	St. Louis Land Clearance Redevelopment Authority, Westminster Place Apartments, Series A, Rev., Adj., FNMA COLL, 5.95%, 04/01/07	3,126
		42,926
	Montana — 0.0% (g)
190	Montana Board of Housing, Single Family Mortgage, Series A-2, Rev., AMT, 5.10%, 06/01/09	191
	Nebraska — 0.4%
3,675	NEBHELP, Inc., Sub Series A-5B, Rev., MBIA, GTD STD LNS, 6.20%, 06/01/13	3,723
6,665	Nebraska Public Power District, Series B, Rev., MBIA, 5.25%, 01/01/08	6,861
		10,584
	Nevada — 0.9%
3,215	Clark County, GO, 5.50%, 06/01/09	3,375
	Clark County School District,
1,500	Series A, GO, MBIA, 7.00%, 06/01/10	1,671
8,200	Series A, GO, MBIA, 7.00%, 06/01/11	9,350
2,750	Series D, GO, MBIA, 5.00%, 06/15/13	2,944
8,200	Clark County, PCR, Nevada Power Co. Project, Series D, Rev., ACA-CBI, 5.30%, 10/10/06	8,207
		25,547
	New Hampshire — 0.1%
2,080	New Hampshire Health & Education Facilities Authority, University System, Rev., AMBAC, 5.50%, 07/01/11 (p)	2,263
	New Jersey — 6.4%
	City of Jersey City, Public Improvement,
4,715	Series A, GO, MBIA, 5.00%, 09/01/08 (p)	4,846
5,620	Series A, GO, MBIA, 5.25%, 09/01/14	6,126
890	Freehold Regional High School District, FGIC, GO, 5.00%, 03/01/19	986
32,000	Garden State Preservation Trust, Open Space & Farmland, 2005 Series A, Rev., FSA, 5.80%, 11/01/15	36,714
	Hudson County Improvement Authority, Capital Appreciation,
2,305	Series A-1, Rev., MBIA, Zero Coupon, 12/15/21	1,176
2,285	Series A-1, Rev., MBIA, Zero Coupon, 12/15/22	1,107
145	Lindenwold Boro School District, GO, MBIA, 5.00%, 06/01/14	157
	New Jersey Economic Development Authority, Cigarette Tax,
7,500	Rev., 5.63%, 06/15/07	7,605
4,500	Rev., FGIC, 5.00%, 06/15/09	4,661
15,395	New Jersey Economic Development Authority, Motor Vehicles, Series A, Rev., MBIA, 5.25%, 07/01/14	16,802
	New Jersey Economic Development Authority, School Facilities Constructions,
4,000	Series O, Rev., 5.00%, 03/01/15	4,270
15,000	Series O, Rev., 5.25%, 03/01/15	16,138
7,750	Series P, Rev., 5.25%, 09/01/15	8,367

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN TAX FREE FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New Jersey — Continued
7,825	New Jersey State Transit Corp., Federal Transportation Administration Grants, COP, Series B, AMBAC, 5.50%, 09/15/11	8,453
	New Jersey State Turnpike Authority,
2,630	Rev., 5.70%, 05/01/13 (p)	2,777
4,950	Series C, Rev., MBIA-IBC, 6.50%, 01/01/08 (p)	5,139
2,220	Series G, Rev., 5.75%, 01/01/09 (p)	2,285
	New Jersey Transportation Trust Fund Authority, Transportation Systems,
4,570	Series A, Rev., 5.75%, 06/15/15 (p)	5,219
1,780	Series A, Rev., 5.75%, 06/15/16	2,029
7,000	Series B, Rev., 6.00%, 06/15/07 (p)	7,135
2,395	Series B, Rev., MBIA, 6.00%, 12/15/11 (p)	2,668
5,020	Series C, Rev., 5.00%, 06/15/10 (p)	5,271
11,085	Series C, Rev., 5.50%, 06/15/13 (p)	12,267
12,000	Series D, Rev., 5.00%, 06/15/15 (p)	12,928
4,520	State of New Jersey, Series E, GO, 6.00%, 07/15/09	4,812
		179,938
	New Mexico — 0.4%
6,000	New Mexico Finance Authority, Series A, Rev., 5.25%, 06/15/14	6,501
2,135	New Mexico Mortgage Finance Authority, Single Family Mortgage, Series D, Rev., AMT, Adj., GNMA/FNMA/FHLMC COLL, 6.13%, 09/01/12	2,282
	University of New Mexico, Capital Appreciation, Sub Lien,
1,030	Series B, Rev., MBIA, Zero Coupon, 06/01/07	1,003
1,000	Series B, Rev., MBIA, Zero Coupon, 06/01/08	938
1,115	Series B, Rev., MBIA, Zero Coupon, 06/01/09	1,006
		11,730
	New York — 11.0%
12,405	Battery Park City Authority, Series A, Rev., 5.25%, 11/01/13	13,577
2,158	Dormitory Authority of the State of New York, Rev., 3.92%, 03/27/07 (i)	2,157
4,000	Erie County Industrial Development Agency, City of Buffalo Project, Rev., FSA, 5.00%, 05/01/13	4,309
	Erie County TOB Asset Securitization Corp., Asset Backed,
1,160	Class A, Rev., 5.38%, 07/15/10 (p)	1,231
2,530	Class A, Rev., 5.50%, 07/15/10 (p)	2,718
	Long Island Power Authority, Electric Systems,
4,450	Series A, Rev., AMBAC, 5.50%, 12/01/10	4,781
4,225	Series A, Rev., FSA, 5.50%, 12/01/12 (p)	4,668
1,500	Series A, Rev., FSA, 5.50%, 12/01/13 (p)	1,676
22,630	Metropolitan Transportation Authority, Service Contract, Series A, Rev., 5.50%, 07/01/17 (m)	25,525
	New York City,
1,770	Series A, GO, 5.00%, 08/01/07	1,793
2,495	Series A, GO, 7.00%, 10/10/06	2,539
6,055	Series B, GO, 5.50%, 12/01/11 (p)	6,610
650	Series D, GO, 5.25%, 08/01/08	669
2,100	Series D, GO, 5.75%, 08/01/07	2,140
4,000	Series D, GO, MBIA-IBC, 6.50%, 11/01/09	4,343
1,500	Series E, GO, 5.75%, 08/01/12	1,650
2,000	Series E, GO, MBIA-IBC, 5.75%, 08/01/12	2,218
5,000	Series G, GO, 5.00%, 08/01/14	5,371
5,000	Series G, GO, 5.25%, 08/01/08 (p)	5,150
11,500	Series G, GO, 5.50%, 08/01/09	12,076
10,000	Series H, GO, 5.25%, 03/15/11	10,673
65	Series I, GO, MBIA-IBC, 5.75%, 10/10/06	66
3,000	Series L, GO, 5.63%, 08/01/07	3,054
2,400	Series M, Rev., GO, 5.30%, 06/01/07 (p)	2,453
2,500	New York City Municipal Water Finance Authority, Water & Sewer System, Series D, Rev., 5.00%, 06/15/12	2,654
1,500	New York City Transitional Finance Authority, Series A-1, Rev., 5.00%, 11/01/15	1,602
	New York City Transitional Finance Authority, Future Tax Secured,
24,000	Series A, Rev., Adj., 5.50%, 11/01/11 (m)	25,882
4,000	Series A, Rev., FGIC, 6.00%, 08/15/09 (p)	4,312
4,520	Series C, Rev., 5.50%, 05/01/10 (p)	4,861
5,525	Series C, Rev., AMBAC, 5.25%, 08/01/12	5,959
6,300	New York Convention Center Operating Corp., Yale Building Acquisition Project, COP, 5.25%, 06/01/07	6,418
5,035	New York State Dormitory Authority, City University Systems, 4th Generation, Series A, Rev., FGIC-TCRS, 5.25%, 07/01/13	5,505
1,500	New York State Dormitory Authority, North Shore University Hospital, Rev., MBIA, 5.50%, 11/01/14	1,676
4,010	New York State Dormitory Authority, Siena College, Rev., MBIA, 5.00%, 07/01/16	4,305

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN TAX FREE FUNDS   19

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New York — Continued
	New York State Dormitory Authority, State University Educational Facilities,
3,590	Rev., 5.38%, 07/01/12 (p)	3,915
4,025	Series A, Rev., FGIC-TCRS, 5.50%, 05/15/13	4,443
1,500	Series A, Rev., FSA-CR, 5.50%, 05/15/13	1,660
5,000	Series F, Rev., FSA, 5.00%, 03/15/14	5,404
2,055	New York State Environmental Facilities Corp., Municipal Water Financing Authority, Sub Series B, Rev., 5.00%, 06/15/14	2,227
	New York State Environmental Facilities Corp., State Revolving Funds,
21,110	Series D, Rev., 5.38%, 06/15/12	22,878
1,800	Sub Series E, Rev., 5.38%, 06/15/12	19,553
3,850	New York State Thruway Authority, Highway & Bridge Trust Fund, Series A, Rev., FGIC, 5.25%, 04/01/10 (p)	4,070
	New York State Thruway Authority, Service Contract, Local Highway & Bridge,
5,000	Rev., 5.10%, 04/01/07	5,117
10,000	Rev., 5.20%, 04/01/07	10,283
5,100	New York State Urban Development Corp., Correctional Capital Facilities, Series A, Rev., FSA, 6.50%, 01/01/10	5,560
1,000	New York State Urban Development Corp., State Facilities, Rev., 5.60%, 04/01/15	1,101
	Sales Tax Asset Receivables Corp.,
9,000	Series A, Rev., MBIA, 5.00%, 10/15/14	9,539
6,650	Series A, Rev., MBIA, 5.25%, 10/15/14	7,265
4,840	State of New York, Series B, GO, 5.70%, 10/10/06	4,872
	Tobacco Settlement Financing Authority,
4,000	Series C-1, Rev., 5.50%, 06/01/12	4,320
4,000	Series C-1, Rev., 5.50%, 06/01/13	4,347
10,000	Triborough Bridge & Tunnel Authority, General Purpose, Series B, Rev., 5.25%, 11/15/12	10,806
		311,981
	North Carolina — 1.6%
3,000	Cabarrus County, Installment, COP, 5.75%, 04/01/11	3,290
3,015	Durham County, Public Improvement, Series B, GO, 5.00%, 04/01/12	3,185
2,900	Johnston County, GO, 5.00%, 02/01/16	3,138
560	North Carolina Housing Finance Agency, Home Ownership, Series 1-B, Rev., 5.13%, 07/01/08	568
	North Carolina Municipal Power Agency No. 1, Catawba Electricity,
9,155	Rev., AMBAC, 6.00%, 01/01/08	9,440
6,275	Series B, Rev., 6.25%, 01/01/07	6,327
	State of North Carolina, Public Improvement,
5,000	Series A, GO, 5.00%, 09/01/07	5,074
13,280	GO, 5.00%, 03/01/11	14,069
		45,091
	North Dakota — 0.1%
3,590	North Dakota State Housing Finance Agency, Housing Finance Program, Series RR-II-R-140, Rev., 5.55%, 07/01/10	3,617
	Ohio — 3.0%
8,600	Butler County Transportation Improvement District, Series A, Rev., FSA, 5.13%, 04/01/08 (p)	8,972
1,250	City of Cincinnati, GO, 5.38%, 12/01/10	1,328
3,000	City of Cleveland, Rev., FSA, 5.25%, 09/15/21	3,402
1,800	City of Columbus, Series 1, GO, 5.50%, 11/15/10 (p)	1,947
825	Cleveland-Cuyahoga County Port Authority, Development, Port Cleveland Bond Fund, Series A, Rev., 5.60%, 11/15/12	871
1,525	Cuyahoga Community College District, Series A, Rev., AMBAC, 5.00%, 12/01/12	1,637
	Franklin County, Economic Development, Capitol South Community Urban,
1,395	Rev., 5.00%, 06/01/07	1,402
1,465	Rev., 5.25%, 06/01/08	1,482
1,115	Rev., 5.50%, 06/01/09	1,137
1,565	Franklin County, Online Computer Library Center, Rev., 5.00%, 04/15/08	1,594
5,510	Montgomery County, Catholic Health, Rev., 5.50%, 09/01/11	5,922
4,000	Montgomery County, Solid Waste, Rev., MBIA, 5.50%, 10/10/06	4,084
3,000	Ohio Air Quality Development Authority, Edison Project, Series A, Rev., Adj., AMBAC, 3.25%, 10/10/06	2,973
355	Ohio Capital Corporation For Housing Mortgage, Section 8 Assisted, Series M, Rev., FHA, 5.90%, 10/10/06	355
9,220	Ohio Housing Finance Agency, Residential Mortgage Backed Securities, Series A, Rev., AMT, 5.00%, 03/01/14	9,424

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN TAX FREE FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Ohio — Continued
4,000	Ohio State Building Authority, Adult Correctional Facilities, Series A, Rev., 5.75%, 04/01/10 (p)	4,322
1,235	Ohio State Water Development Authority, Rev., 9.38%, 12/01/10 (p)	1,343
6,100	RiverSouth Authority, RiverSouth Area Redevelopment, Series A, Rev., 5.25%, 06/01/14	6,612
9,000	State of Ohio, Highway Capital Improvement, Series H, Rev., GO, 5.00%, 05/01/12	9,700
9,090	State of Ohio, Infrastructure Improvements, Series D, GO, 5.00%, 03/01/14	9,703
2,060	Toledo-Lucas County Port Authority, Development, Northwest, Woodsage Project, Series B, Rev., 6.25%, 11/15/14	2,236
	Warrensville Height City School District, School Improvement,
1,000	GO, FGIC, 7.00%, 12/01/11	1,155
1,000	GO, FGIC, 7.00%, 12/01/12	1,180
1,075	GO, FGIC, 7.00%, 12/01/13	1,293
1,150	GO, FGIC, 7.00%, 12/01/14	1,405
		85,479
	Oklahoma — 0.2%
2,500	Oklahoma Industries Authority, Health System, Baptist Center, Series C, Rev., AMBAC, 6.25%, 08/15/12 (p)	2,530
4,000	Oklahoma State Capital Improvement Authority, Rev., MBIA, 5.00%, 06/01/08	4,098
		6,628
	Oregon — 0.7%
3,000	Clackamas County Hospital Facility Authority, Legacy Health System, Rev., 5.38%, 08/15/09	3,146
5,405	Lane County School District No. 40, Creswell, GO, SCH BD GTY, 6.00%, 06/15/10 (p)	5,859
1,305	Oregon State Bond Bank, Economic & Community Development, Series B, Rev., MBIA, 5.30%, 01/01/09	1,374
3,000	Oregon State Department of Transportation, Highway User Tax, Series A, Rev., 5.50%, 11/15/12 (p)	3,303
2,405	Polk Marion & Benton School District No. 13J, GO, FSA, 5.75%, 06/15/10 (p)	2,586
1,845	Washington County, GO, 5.50%, 06/01/11 (p)	1,994
1,050	Washington County Unified Sewerage Agency, Sewer, Sub Lien, Series 1, Rev., FGIC, 5.75%, 10/01/11	1,152
		19,414
	Pennsylvania — 1.4%
8,070	Allegheny County, Series C-57, GO, 5.25%, 11/01/13	8,844
5,000	Allegheny County Sanitation Authority, Sewer, Rev., MBIA, 5.38%, 12/01/17	5,408
3,705	Commonwealth of Pennsylvania, Fourth Series, GO, 5.00%, 07/01/13	3,993
4,800	Delaware Valley Regional Financial Authority, Local Government, Series A, Rev., AMBAC, 5.50%, 08/01/28	5,545
210	Parkland School District, GO, FGIC, 5.38%, 09/01/15	235
10,201	Pennsylvania Higher Education Assistance Agency, Rev., 4.64%, 04/30/09 (i)	10,271
1,550	Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 67-A, Rev., AMT, 5.50%, 09/01/09	1,592
175	Peters Township School District, Washington County, Series B, GO, FSA, 5.00%, 12/01/13	189
3,500	Philadelphia Authority for Industrial Development, Academy National Sciences Project, Rev., 2.15%, 01/01/18 (i)	3,502
		39,579
	Puerto Rico — 1.1%
3,500	Children’s Trust Fund, Tobacco Settlement, Rev., 5.75%, 07/01/10 (p)	3,767
	Commonwealth of Puerto Rico,
4,800	GO, AMBAC-TCRS, 7.00%, 07/01/10	5,377
5,500	GO, MBIA-IBC, 5.50%, 07/01/09	5,788
3,000	Series C, GO, Adj., MBIA, 5.00%, 07/01/28	3,073
1,000	Puerto Rico Electric Power Authority, Series LL, Rev., MBIA, 5.50%, 07/01/17	1,136
	Puerto Rico Highway & Transportation Authority,
3,000	Series AA, Rev., Adj., FSA, 5.00%, 07/01/10	3,138
3,000	Series AA, Rev., MBIA, FSA, 5.50%, 07/01/18	3,427
3,000	Puerto Rico Municipal Finance Agency, Series C, GO, CIFG, 5.25%, 08/01/20	3,373
2,070	University of Puerto Rico, Series N, Rev., MBIA, 6.25%, 06/01/07	2,111
		31,190
	South Carolina — 2.2%
2,810	Charlestown County Public Improvement, GO, 6.13%, 09/01/09	3,028
2,395	Charleston County, Transition Sales Tax, GO, 5.00%, 11/01/15	2,567

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN TAX FREE FUNDS   21

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	South Carolina — Continued
16,605	Charleston Educational Excellence Finance Corp., Charleston County School District Project, Rev., 5.00%, 12/01/14	17,734
4,610	Charleston Waterworks & Sewer, Refinancing & Capital Improvement, Series A, Rev., 5.00%, 01/01/16	4,907
1,000	Piedmont Municipal Power Agency, Electric, Rev., MBIA, 6.20%, 01/01/08 (p)	1,034
8,125	Piedmont Municipal Power Agency, Electric, Unrefunded Balance, Rev., FGIC, 6.75%, 01/01/20	10,204
	South Carolina Jobs & Economic Development Authority, Hospital Facilities Improvement, Palmetto Health Alliance,
5,500	Series A, Rev., 7.00%, 12/15/10 (p)	5,988
3,000	Series A, Rev., 7.13%, 12/15/10 (p)	3,444
	South Carolina Jobs & Economic Development Authority, Hospital Facilities, Georgetown Memorial Hospital,
1,215	Rev., AMBAC, 5.50%, 11/01/09	1,283
1,065	Rev., RADIAN, 5.25%, 02/01/11	1,107
10,310	State of South Carolina, State School Facilities, Series A, GO, 4.25%, 01/01/10	10,522
		61,818
	South Dakota — 0.1%
1,393	Heartland Consumers Power District Rev., 6.38%, 01/01/16 (p)	1,559
	Tennessee — 1.8%
2,830	Chattanooga Health Educational & Housing Facility Board, Catholic Health Initiative, Series A, Rev., 5.50%, 12/01/06	2,843
1,910	City of Lawrenceburg, Electric, Rev., MBIA, 6.63%, 07/01/18	2,361
	City of Memphis,
4,125	Series A, GO, MBIA, 5.00%, 11/01/15	4,469
4,880	GO, MBIA-IBC, 5.25%, 11/01/13	5,354
6,820	Knox County, Public Improvement, GO, 6.00%, 05/01/08 (p)	7,151
1,295	Municipal Energy Acquisition Corp., Gas, Rev., FSA, 4.13%, 03/01/09	1,313
	Tennergy Corp., Gas,
3,850	Rev., MBIA, 5.00%, 06/01/07 (p)	3,892
7,285	Rev., MBIA, 5.00%, 06/01/09 (p)	7,553
12,000	Tennessee Energy Acquisition Corp., Series A, Rev., 5.00%, 09/01/13	12,766
2,860	Tennessee State School Bond Authority, Higher Education Facilities, Second Program, Series A, Rev., FSA, 5.00%, 05/01/08	2,928
		50,630
	Texas — 8.3%
2,300	Allen Independent School District, GO, PSF-GTD, 5.00%, 02/15/15	2,426
	Alvin Independent School District,
3,205	Rev., 3.59%, 02/15/22 (i)	3,152
3,375	Rev., 3.59%, 02/15/23 (i)	3,319
2,945	Arlington Independent School District, GO, PSF-GTD, 4.75%, 02/15/08	2,969
2,000	Austin Independent School District, Public Property Finance Contractual Obligation, GO, MBIA, 5.25%, 02/01/08 (p)	2,046
1,435	Carroll Independent School District, Capital Appreciation, GO, PSF-GTD, Zero Coupon, 02/15/08	991
440	Cedar Hill Independent School District, Capital Appreciation, GO, PSF-GTD, Zero Coupon, 08/15/09 (p)	329
405	Cedar Hill Independent School District, Capital Appreciation, Unrefunded Balance, GO, PSF-GTD, Zero Coupon, 08/15/09	300
170	Central Texas Housing Finance Corp., Single Family Mortgage, GNMA Mortgage Program, Rev., GNMA COLL, FHA, 8.20%, 04/01/22	170
1,285	City of Austin, Capital Appreciation, Rev., FGIC, Zero Coupon, 05/15/17	818
5,000	City of Austin, Electric Utilities, Rev., MBIA, 5.25%, 11/15/13	5,388
18,495	City of Beaumont, Water & Sewer Systems, Rev., 3.50%, 09/01/23 (i)	18,371
10,715	City of El Paso, GO, MBIA, 5.00%, 08/15/15	11,327
	City of Houston,
6,140	Series A, MBIA, Rev., 5.25%, 05/15/14	6,619
8,675	Series A, GO, 5.50%, 03/01/08	8,915
	City of Southlake,
9,825	GO, AMBAC, 5.00%, 02/15/13	10,322
1,700	GO, AMBAC, Zero Coupon, 02/15/09 (p)	1,282
5,000	Coastal Bend Health Facilities Development Corp., Rev., AMBAC, 5.93%, 11/15/13 (p)	5,641
5,205	Coppell Independent School District, Capital Appreciation, GO, PSF-GTD, Zero Coupon, 08/15/09	3,091
1,305	Dallas County Flood Control District, GO, 9.25%, 04/01/08 (p)	1,413

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN TAX FREE FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Texas — Continued
5,000	Dallas Waterworks & Sewer System, Improvement, Rev., FSA, 5.38%, 04/01/13	5,421
	Granbury Independent School District, Capital Appreciation,
2,000	GO, PSF-GTD, 5.00%, 08/01/15	2,110
2,610	GO, PSF-GTD, Zero Coupon, 08/01/11	2,163
2,625	GO, PSF-GTD, Zero Coupon, 08/01/12	2,086
7,545	Harris County Flood Control District, Series A, GO, 5.25%, 10/01/14	8,240
5,000	Harris County Hospital District, Rev., MBIA, 6.00%, 02/15/10	5,388
1,250	Harris County Toll Road, Series A, GO, 6.50%, 08/15/13	1,455
4,115	Harris County, Houston Sports Authority, Capital Appreciation, Junior Lien, Series B, Rev., MBIA, Zero Coupon, 11/15/08	3,058
1,100	Hays Consolidated Independent School District, Capital Appreciation, GO, PSF-GTD, Zero Coupon, 08/15/11 (p)	865
10,000	Houston Independent School District, Capital Appreciation, Series A, GO, PSF-GTD, Zero Coupon, 02/15/09	7,414
3,885	Houston Independent School District, Public Facilities Corp. Lease, Capital Appreciation, Cesar E. Chavez, Series A, Rev., AMBAC, Zero Coupon, 09/15/12	3,069
	Irving Independent School District,
2,000	GO, PSF-GTD, 5.25%, 02/15/13	2,171
2,000	GO, PSF-GTD, 5.25%, 02/15/14	2,186
1,520	Katy Independent School District, Series A, GO, PSF-GTD, 5.00%, 02/15/11	1,604
2,000	La Joya Independent School District, GO, 5.00%, 02/15/16 (f)	2,136
6,720	Leander Independent School District, GO, PSF-GTD, Zero Coupon, 08/15/09	4,724
4,000	Lubbock Health Facilities Development Corp., Methodist Hospital, Series B, Rev., AMBAC, 6.75%, 12/01/10 (p)	4,483
5,875	Lubbock Health Facilities Development Corp., St. Joseph Health Systems, Rev., 5.25%, 07/01/08	6,062
	Pearland Texas Independent School District,
7,500	Series 2001 B, Rev., 4.26%, 02/15/24 (i)	7,355
7,500	Series 2001 B, Rev., 4.26%, 02/15/25 (i)	7,355
2,505	Richardson Independent School District, GO, PSF-GTD, 5.00%, 02/15/14	2,634
7,500	State of Texas, Series A, GO, 6.00%, 10/01/09	8,021
3,000	State of Texas, College Student Loan, GO, GTD STD LNS, 5.25%, 08/01/07	3,044
	State of Texas, Public Finance Authority,
3,000	GO, 5.50%, 10/01/08	3,115
3,900	GO, 5.00%, 10/01/12	4,126
1,000	Series A, GO, 5.50%, 10/01/11	1,084
5,000	Tarrant Regional Water District, Rev., FSA, 5.38%, 03/01/13	5,445
5,200	Texas Municipal Power Agency, Rev., MBIA, 5.50%, 09/01/10	5,556
4,900	Texas State Turnpike Authority, Rev., FGIC, 5.50%, 01/01/08	5,106
2,540	Texas Tech University Revenues, Improvements, Financing System, Series 6, Rev., AMBAC, 5.25%, 02/15/09 (p)	2,631
	Texas Water Development Board, State Revolving Fund, Senior Lien,
3,000	Series A, Rev., 5.25%, 07/15/08	3,089
1,000	Series A, Rev., 5.63%, 07/15/09	1,051
3,750	Series A, Rev., 5.63%, 07/15/10	4,002
3,175	Series B, Rev., 5.25%, 07/15/07	3,250
7,385	Tommball Independent School District, Series B, Adj., GO, 3.45%, 02/15/26 (i)	7,324
3,390	University of North Texas, Series A, Rev., 5.00%, 04/15/12	3,559
4,095	University of Texas, Series B, Rev., 5.00%, 08/15/12	4,381
		235,652
	Utah — 0.4%
	Intermountain Power Agency, Utah Power Supply,
3,185	Series A, Rev., MBIA-IBC, 6.15%, 07/01/14 (p)	3,311
3,800	Series B, Rev., MBIA, 6.50%, 07/01/10	4,184
10	Intermountain Power Agency, Power Supply, Unrefunded Balance, Series A, Rev., MBIA-IBC, 6.15%, 10/02/06	10
2,840	Salt Lake City, GO, 5.50%, 06/15/10 (p)	3,031
1,700	Salt Lake City Municipal Building Authority, Series B, Rev., AMBAC, 5.50%, 10/15/09 (p)	1,810
10	Salt Lake City, Unrefunded Balance, GO, 5.50%, 06/15/10	11
		12,357
	Vermont — 0.2%
4,100	City of Burlington, Electric, Series A, Rev., MBIA, 6.38%, 07/01/09	4,404

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN TAX FREE FUNDS   23

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Virgin Islands — 0.4%
2,135	Virgin Islands Public Finance Authority, Gross Receipts, Tax Lien Notes, Series A, Rev., 5.63%, 10/01/10	2,192
5,000	Virgin Islands Public Finance Authority, Senior Lien, Fund Lien Notes, Series C, Rev., 5.50%, 10/01/06	5,007
3,070	Virgin Islands Water & Power Authority, Electric Systems, Rev., 5.25%, 07/01/07	3,095
		10,294
	Virginia — 1.2%
6,000	Virginia Commonwealth Transportation Board, Federal Highway, RAN, Rev., 5.50%, 10/01/09	6,339
10,110	Virginia Commonwealth Transportation Board, Oak Grove Connector, Series A, Rev., 5.00%, 05/15/16	10,912
5,635	Virginia Commonwealth Transportation Board, Transition District Program, Series B, Rev., 5.00%, 05/15/16	6,069
	Virginia Public School Authority,
5,210	Series A, Rev., 5.50%, 08/01/10 (p)	5,618
5,265	Series B, Rev., 5.00%, 08/01/13 (f)	5,672
		34,610
	Washington — 4.7%
	City of Seattle, Municipal Light & Power,
4,590	Rev., 5.63%, 12/01/10	4,923
10,000	Rev., FSA, 5.50%, 03/01/11	10,726
	Cowlitz County Public Utility District No. 1, Electric Distribution System,
1,740	Rev., 5.00%, 09/01/10	1,828
765	Rev., 5.00%, 09/01/11	811
1,105	Rev., 5.00%, 09/01/10 (p)	1,162
490	Rev., 5.00%, 09/01/11 (p)	521
41,000	Energy Northwest Electric, Washington Electric, Columbia Generating Station, Series B, Rev., MBIA, 5.50%, 07/01/09 (m)	42,786
	Grant County Public Utility District No. 2, Priest Rapids,
1,800	Rev., 5.63%, 01/01/07 (p)	1,812
1,230	Series G, Rev., MBIA, 5.25%, 01/01/11 (p)	1,310
13,995	Series H, Rev., FSA, 5.38%, 01/01/12	15,056
3,000	Kitsap County School District No. 400, North Kitsap, GO, SCH BD GTY, 5.00%, 06/01/11 (p)	3,178
1,300	Port Grays Harbor, Rev., 6.38%, 12/01/09	1,364
5,140	Snohomish County School District No. 6, Mukilteo, GO, FGIC, 5.70%, 12/01/12	5,703
3,525	Spokane & Whitman Counties School District No. 360-316, Cheney, GO, SCH BD GTY, 5.60%, 12/01/10	3,783
	State of Washington,
4,500	Series B & AT-7, GO, 6.40%, 06/01/17	5,288
4,000	Series C, GO, 5.50%, 07/01/09	4,202
	Washington Public Power Supply System, Nuclear Project No. 1,
11,845	Series A, Rev., AMBAC, 6.00%, 07/01/08	12,342
1,300	Series B, Rev., 5.60%, 07/01/07	1,321
3,650	Series B, Rev., MBIA, 5.13%, 07/01/07	3,761
3,800	Washington Public Power Supply System, Nuclear Project No. 2, Series A, Rev., 5.75%, 07/01/09	4,015
	Washington Public Power Supply System, Nuclear Project No. 3, Capital Appreciation,
5,000	Series B, Rev., Zero Coupon, 07/01/09	4,490
3,000	Series B, Rev., MBIA-IBC, 5.65%, 07/01/08	3,108
		133,490
	West Virginia — 0.2%
2,210	Harrison County, County Commission, Series A, SO, 6.25%, 05/15/10 (p)	2,363
105	Monongalia County, Single Family, Rev., 7.20%, 03/01/11 (p)	113
3,255	West Virginia State Higher Education Interim Governing Board University, Marshall University, Series A, Rev., FGIC, 5.25%, 05/01/11	3,463
		5,939
	Wisconsin — 2.0%
3,000	Fond Du Lac School District, GO, FGIC, 5.75%, 04/01/10 (p)	3,215
5,350	Milwaukee County, Corporate Purpose, Series A, GO, 5.63%, 09/01/09 (p)	5,657
	State of Wisconsin,
1,000	GO, 6.25%, 05/01/11	1,109
1,000	GO, 6.25%, 05/01/12	1,127
6,275	Series 1, GO, 5.50%, 11/01/11	6,807
8,155	Series 1, GO, MBIA, 5.25%, 05/01/14	8,944
5,000	Series 1, GO, MBIA, 5.25%, 05/01/15	5,519
3,000	Series 1, Rev., 6.88%, 06/01/11	3,327
4,450	Series 3, GO, 5.20%, 11/01/09	4,662
3,200	State of Wisconsin, Clean Water, Series 1, Rev., 5.10%, 06/01/12	3,386

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN TAX FREE FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Wisconsin — Continued
	Wisconsin Health & Educational Facilities Authority,
6,250	Rev., 5.70%, 05/01/14 (i)	6,621
6,250	Rev., 5.95%, 05/01/19 (i)	6,833
		57,207
	Total Municipal Bonds (Cost $2,722,298)	2,803,371

SHARES
Short-Term Investments — 0.5%
	Investment Company — 0.5%
13,734	JPMorgan Tax Free Money Market Fund (b) (m) (Cost $13,734)	13,734
	Total Investments — 99.5% (Cost $2,736,032)	2,817,105
	Other Assets in Excess of Liabilities — 0.5%	13,204
	NET ASSETS — 100.0%	$2,830,309

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN TAX FREE FUNDS   25

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.1%
	Municipal Bonds — 99.1%
	Arizona — 0.4%
715	Arizona Health Facilities Authority, Catholic Healthcare West, Series A, Rev, 6.13%, 07/01/09 (p)	729
1,620	Arizona Health Facilities Authority, Catholic Healthcare West, Unrefunded Balance, Series A, Rev., 6.13%, 07/01/09	1,678
		2,407
	California — 0.3%
2,000	Pasadena Area Community College District, Series C, GO, AMBAC, Zero Coupon, 08/01/11	1,669
	Colorado — 0.5%
3,000	Denver City & County Apartments, Series B, Rev., AMT, FGIC, 5.00%, 11/15/11	3,158
	District of Columbia — 0.2%
1,500	District of Columbia, COP, FGIC, 5.00%, 01/01/16	1,606
	Florida — 0.2%
990	Sunrise Excise Tax & Special Assessment, Utilities Systems, Series A, Rev., AMBAC, 5.50%, 10/01/15	1,090
	Hawaii — 0.1%
800	Honolulu City & County Board of Water Supply, Series B, Rev., MBIA, AMT, 5.25%, 07/01/16	867
	Illinois — 0.4%
149	Illinois Development Finance Authority, 5.20%, 08/01/28 (i)	152
2,535	Illinois Development Finance Authority, Riverside Health & Fitness Center Project, Series 1998-C, Rev., 5.20%, 08/01/28 (i)	2,588
		2,740
	Louisiana — 0.3%
1,500	City of Shreveport, Series B, GO., MBIA, 5.25%, 03/01/17	1,650
	Michigan — 0.6%
2,115	Michigan State Housing Development Authority, Series A, Rev., AMT, 4.25%, 12/01/11	2,132
1,700	Michigan State Hospital Finance Authority, Ascension Health Credit, Series B, Rev, Adj., 5.30%, 11/15/33	1,706
		3,838
	Missouri — 0.3%
1,880	St. Louis Municipal Finance Corp., Convention Center Project, Rev., AMBAC, 5.25%, 07/15/13	2,050
	New Jersey — 0.9%
3,500	New Jersey Economic Development Authority, Motor Vehicles, Series A, Rev., MBIA, 5.25%, 07/01/14	3,828
560	South Orange & Maplewood School District, GO, FSA, SBRF, 5.00%, 09/01/15	613
	Hudson County Improvement Authority, Capital Appreciation,
1,105	Series A-1, Rev., MBIA, Zero Coupon, 12/15/17	690
1,435	Series A-1, Rev., MBIA, Zero Coupon, 12/15/18	851
		5,982
	New York — 88.9%
1,020	Allegany County, IDA, Alfred University, Civic Facilities, Rev., MBIA, 5.25%, 08/01/08 (m)	1,069
	Amherst, IDA, Civic Facilities, Faculty-Student Housing Corp.,
1,175	Series A, Rev., AMBAC, 5.50%, 08/01/11 (m)	1,289
1,000	Series B, Rev., AMBAC, 5.50%, 11/01/11 (m)	1,097
1,290	Series B, Rev., AMBAC, 5.75%, 08/01/10 (m)	1,411
150	Arkport Central School District, GO, FSA, 5.20%, 06/15/09 (m)	157
500	Attica Central School District, GO, FSA, 5.00%, 06/15/10 (m)	526
6,695	Babylon, IDA, Civic Facilities, Winthrop S. Nassau University East, Inc., Project, Series A, Rev., AMBAC, 6.63%, 08/01/09	7,298
100	Battery Park City Authority, Series A, Rev., AMBAC, 5.50%, 11/01/06 (i)(p)	102
1,040	Beacon City School District, GO, MBIA, 5.50%, 07/15/09	1,105
835	Bethlehem Central School District, GO, FGIC, 5.00%, 11/01/13	903
650	Brentwood Union Free School District, GO, FSA, 5.63%, 06/15/09	692
	Brockport Central School District,
1,660	GO, FGIC, 5.50%, 06/15/13	1,851
1,100	GO, FGIC, 5.50%, 06/15/14	1,238
1,660	GO, FGIC, 5.50%, 06/15/15	1,885
685	GO, FGIC, 5.75%, 06/15/17	802
450	Bronxville Union Free School District, GO, 5.25%, 10/15/10	479
	Burnt Hills-Ballston Lake Central School District,
590	GO, FGIC, 5.40%, 07/15/09	623
680	GO, FGIC, 5.50%, 07/15/09	722

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN TAX FREE FUNDS         AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New York — Continued
1,450	Byram Hills Central School District, GO, 5.00%, 11/15/10 (p)	1,544
1,000	Canandaigua City School District, Series A, GO, FSA, 5.38%, 04/01/12	1,093
530	Cattaraugus County, Public Improvement, GO, MBIA, 5.00%, 06/01/12	566
	Chenango Forks Central School District,
250	GO, FGIC, 5.63%, 06/15/09	266
850	GO, FGIC, 5.70%, 06/15/09	907
345	City of Buffalo, School, Series B, GO, MBIA, 5.38%, 11/15/12	377
	City of Kings Point,
405	GO, 5.00%, 06/15/14	438
1,165	GO, 5.00%, 06/15/15	1,260
	Clarkstown Central School District,
605	GO, FSA, 5.00%, 04/15/13	656
630	GO, FSA, 5.00%, 04/15/14	687
255	GO, FSA, 5.25%, 04/15/14	281
3,155	Cleveland Hill Union Free School District, Cheektowaga, GO, FGIC, 5.50%, 10/15/09	3,355
2,200	Eastport-South Manor Central School District, GO, FGIC, 4.63%, 06/15/09	2,269
2,490	Erie County Industrial Development Agency, City of Buffalo Project, Rev., FSA, 5.00%, 05/01/13	2,682
1,650	Erie County Public Improvement, Series A, GO, FGIC, 5.00%, 09/01/12	1,751
740	Erie County Water Authority, Improvement & Extension, Rev., 5.75%, 12/01/08 (p)	757
285	Fayetteville-Manlius Central School District, GO, FGIC, 5.00%, 06/15/12	305
	Goshen Central School District,
1,050	GO, FGIC, 5.00%, 06/15/16	1,156
1,050	GO, FGIC, 5.00%, 06/15/17	1,160
1,000	GO, FGIC, 5.00%, 06/15/19	1,109
1,545	Harborfields Central School District, Greenlawn, GO, FSA, 5.00%, 06/01/10	1,622
1,000	Ilion Central School District, Series B, GO, FGIC, 5.00%, 06/15/12	1,074
70	Irvington Union Free School District, GO, FSA, 5.00%, 04/01/12	74
2,790	Lindenhurst Union Free School District, GO, FGIC, 5.25%, 07/15/09 (p)	2,947
935	Lindenhurst Union Free School District, Unrefunded Balance, GO, FGIC, 5.25%, 07/15/09	984
	Long Island Power Authority, Electric Systems,
2,800	Series A, Rev., AMBAC, 5.50%, 12/01/08	2,917
2,500	Series A, Rev., FGIC, 5.00%, 06/01/06	2,692
5,250	Series A, Rev., FSA, 5.50%, 12/01/12 (p)	5,800
1,875	Series A, Rev., FSA, 5.50%, 12/01/13 (p)	2,094
1,000	Series D, Rev., MBIA, 5.00%, 09/01/16	1,088
110	Longwood Central School District at Middle Island, GO, FSA, 4.80%, 06/15/08	115
805	Mahopac Central School District, Series B, GO, MBIA, 5.60%, 06/15/10	868
	Massapequa Union Free School District,
1,090	Series A, GO, FSA, 5.38%, 06/15/09	1,143
2,180	Series A, GO, FSA, 5.38%, 06/15/10	2,339
2,485	Series A, GO, FSA, 5.40%, 06/15/10	2,668
3,135	Series A, GO, FSA, 5.70%, 06/15/10	3,399
3,775	Metropolitan Transportation Authority, Series K, Rev., MBIA, 6.30%, 07/01/07 (p)	3,862
100	Metropolitan Transportation Authority, Commuter Facilities, Service Contract, Series Q, Rev., AMBAC, 5.13%, 07/01/13 (p)	109
	Metropolitan Transportation Authority, Dedicated Tax Fund,
10,860	Series A, Rev., FGIC, 4.75%, 10/01/15 (p)	11,637
800	Series A, Rev., FGIC, 5.25%, 11/15/18	901
250	Series A, Rev., FGIC, 6.00%, 04/01/10 (p)	271
5,400	Series A, Rev., MBIA, 6.25%, 04/01/11 (p)	6,004
	Metropolitan Transportation Authority, Service Contract,
16,920	Series A, Rev., 5.75%, 07/01/16 (m)	19,299
2,330	Series A, Rev., 5.75%, 07/01/18	2,695
4,750	Series A, Rev., FSA-CR, 5.75%, 01/01/18	5,530
	Metropolitan Transportation Authority, Transportation Facilities,
1,620	Series A, Rev., 5.00%, 01/01/12	1,720
100	Series A, Rev., 6.00%, 07/01/09 (p)	107
100	Series A, Rev., 6.13%, 07/01/09 (p)	107
100	Series A, Rev., FSA, 5.00%, 07/01/11 (p)	106
100	Series B-1, Rev., AMBAC, 5.00%, 01/01/12 (p)	107
510	Series C, Rev., FSA, 5.25%, 01/01/09 (p)	534
2,500	Series F, Rev., 5.00%, 11/15/11	2,650
1,000	Series F, Rev., 5.00%, 11/15/15	1,083
1,050	Monroe County, GO, 6.00%, 03/01/13	1,174
	Monroe County, Public Improvement,
65	GO, AMBAC, 5.88%, 06/01/08	68
1,130	GO, FGIC, 5.00%, 03/01/12	1,202
335	GO, MBIA-IBC, 6.00%, 03/01/15	389
1,000	GO, MBIA-IBC, 6.00%, 03/01/18	1,189

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN TAX FREE FUNDS    27

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New York — Continued
1,000	GO, MBIA-IBC, 6.00%, 03/01/19	1,199
1,065	Series P, GO, AMBAC, 5.88%, 06/01/08 (p)	1,107
	Monroe Woodbury Central School District,
645	GO, FSA, 5.00%, 04/15/13	695
280	GO, FSA, 5.00%, 04/15/14	303
1,005	Series A, GO, FGIC, 5.00%, 05/15/14	1,092
1,900	Municipal Assistance Corp. for New York City, Series O, Rev., 5.25%, 07/01/08	1,958
2,500	Nassau County, Series A, GO, FGIC, 6.00%, 07/01/08	2,605
215	Nassau County, IDA, Civic Facilities, Hofstra University Project, Rev., MBIA, 5.25%, 07/01/14	237
1,570	Nassau County Sewer & Storm Water Finance Authority, Series B, Rev., MBIA, 5.00%, 10/01/14	1,669
1,000	Nassau County Interim Finance Authority, Sales Tax Secured, Series D, Rev., MBIA, 5.00%, 11/15/11	1,066
1,475	Nassau County, Improvement, Series E, GO, FSA, 6.00%, 03/01/10	1,593
450	New Rochelle City School District, Series A, GO, FSA, 5.00%, 12/15/10	475
	New York City,
290	Series A, GO, XLCA-ICR, 6.00%, 05/15/10 (p)	317
295	Series A, GO, MBIA-IBC, 6.00%, 05/15/10 (p)	323
4,000	Series B, GO, FGIC-TCRS, 5.75%, 08/01/12	4,426
470	Series C, GO, 5.25%, 03/15/12 (p)	509
5,000	Series E, GO, FSA, 5.00%, 11/01/14	5,370
2,640	Series E, GO, MBIA-IBC, 5.75%, 08/01/12	2,928
2,760	Series F, GO, 5.50%, 12/15/11	2,986
45	Series F, GO, 5.75%, 10/01/06	46
2,500	Series G, GO, 5.00%, 12/01/14	2,642
3,000	Series G, GO, 5.00%, 02/01/16	3,180
3,000	Series H, GO, 5.00%, 08/01/14	3,196
5,000	Series J, GO, MBIA, 5.25%, 05/15/14	5,421
2,500	Series P, GO, MBIA, 5.00%, 08/01/15	2,705
2,390	New York City Industrial Development Agency, Civic Facility Revenue, USTA National Tennis Center, Series A, Rev., 5.00%, 05/15/13	2,544
7,355	New York City Municipal Water Finance Authority, Series B, Rev., 5.00%, 06/15/14	7,853
3,000	New York City Municipal Water Finance Authority, Water & Sewer System, Series A, Rev., FGIC, 5.75%, 06/15/09 (p)	3,204
1,000	New York City Transit Authority, Metropolitan Transportation Authority, Triborough Bridge & Tunnel, COP, Series A, AMBAC, 5.63%, 01/01/10	1,071
	New York City Transitional Finance Authority, Future Tax Secured,
105	Series A, Rev., 5.00%, 08/15/07 (p)	108
140	Series A, Rev., 5.13%, 08/15/07 (p)	144
1,000	Series A, Rev., 5.75%, 08/15/09 (p)	1,071
2,100	Series A, Rev., 6.00%, 08/15/09 (p)	2,264
4,700	Series A, Rev., Adj., 5.50%, 11/01/11	5,069
120	Series A, Rev., FGIC-TCRS, 5.00%, 08/15/07 (p)	123
3,380	Series B, Rev., 5.50%, 02/01/11 (p)	3,673
500	Series B, Rev., 6.00%, 11/15/10 (p)	547
3,305	Series B, Rev., 6.13%, 11/15/10 (p)	3,629
4,000	Series B, Rev., 6.13%, 05/15/15 (p)	4,392
9,000	Series C, Rev., 5.88%, 05/01/10 (p)	9,794
1,215	Series C, Rev., TRAN, 5.50%, 02/01/11	1,309
	New York City Transitional Finance Authority, Future Tax Secured, Unrefunded Balance,
475	Series B, Rev., 5.50%, 02/01/11	513
695	Series B, Rev., 6.13%, 05/15/10 (p)	763
2,000	New York City Trust For Cultural Resources, Educational Broadcasting Corp., Series 1999, Rev., 2.68%, 01/01/08 (i)	1,967
3,000	New York Convention Center Operating Corp., Yale Building Acquisition Project, COP, 5.25%, 06/01/07	3,056
2,000	New York Local Government Assistance Corp., Series E, Rev., FSA-CR, 6.00%, 04/01/14	2,292
1,475	New York Local Government Assistance Corp., Senior Lien, Series AA, Rev., 5.00%, 04/01/12	1,576
735	New York Mortgage Agency, Homeowner Mortgage, Series 94, Rev., 5.35%, 04/01/10	738
500	New York Power Authority, General Purpose, Rev., 7.00%, 01/01/10 (p)	552
491	New York State, Rev., 2.60%, 01/01/07 (i)	490
	New York State Dormitory Authority,
2,500	MBIA-IBC, 5.00%, 07/01/16	2,691
7,567	Rev, 3.92%, 03/27/07 (i)	7,563
115	New York State Dormitory Authority, Canisius College, Rev., MBIA, 4.95%, 07/01/11	122
	New York State Dormitory Authority, City University System,
13,000	CONS, Series A, Rev., AMBAC-TCRS, 5.75%, 07/01/13 (m)	14,112

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN TAX FREE FUNDS         AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New York — Continued
3,565	CONS, Series A, Rev., FSA-CR, 5.75%, 07/01/13	4,003
3,415	CONS, Series B, Rev., 6.00%, 07/01/14	3,754
	New York State Dormitory Authority, Columbia University,
6,770	Series A, Rev., 5.25%, 07/01/11 (p)	7,332
2,950	New York State Dormitory Authority, Concord Nursing Home, Inc., Rev., 6.25%, 07/01/10	3,162
445	New York State Dormitory Authority, FHA Insured Mortgage Nursing Home, Series A, Rev., MBIA, 5.50%, 08/01/10	473
1,000	New York State Dormitory Authority, Fordham University, Rev., AMBAC, 5.00%, 07/01/14	1,081
100	New York State Dormitory Authority, Good Samaritan Hospital, Rev., RADIAN, 5.50%, 07/01/11 (p)	108
100	New York State Dormitory Authority, Long Island University, Rev., RADIAN, 5.00%, 09/01/09 (m)	105
	New York State Dormitory Authority, Manhattan College,
1,895	Rev., RADIAN, 5.50%, 07/01/09	1,987
1,770	Rev., RADIAN, 5.50%, 07/01/10	1,883
1,295	New York State Dormitory Authority, Master Boces Program, Series A, Rev., FSA, 5.00%, 08/15/11	1,373
	New York State Dormitory Authority, Memorial Sloan Kettering Cancer Center,
1,000	Rev., MBIA, 5.50%, 07/01/09	1,050
1,000	Rev., MBIA, 5.50%, 07/01/23	1,157
370	Rev., MBIA, 5.75%, 07/01/19	431
250	New York State Dormitory Authority, Mental Health, Series A, Rev., MBIA, 5.75%, 02/15/10 (p)	268
2,340	New York State Dormitory Authority, Mental Health Services Facilities Improvement, Series B, Rev., 6.00%, 08/15/16	2,665
10	New York State Dormitory Authority, Mental Health Services, Series B, Rev., 6.00%, 08/15/07 (p)	10
	New York State Dormitory Authority, New York University,
500	Series 1, Rev., AMBAC, 5.50%, 07/01/14	559
1,455	Series 1, Rev., AMBAC, 5.50%, 07/01/18	1,668
1,730	Series 1, Rev., AMBAC, 5.50%, 07/01/21	2,008
1,000	Series 1, Rev., AMBAC, 5.50%, 07/01/22	1,164
2,900	Series 1, Rev., AMBAC, 5.50%, 07/01/23	3,386
1,570	Series 1, Rev., AMBAC, 5.50%, 07/01/24	1,839
2,280	Series 1, Rev., AMBAC, 5.50%, 07/01/25	2,683
2,160	Series A, Rev., MBIA-IBC, BNY, 6.00%, 07/01/20	2,590
8,360	Series A, Rev., AMBAC, 5.75%, 07/01/13	9,402
2,315	Series A, Rev., MBIA, 5.75%, 07/01/08	2,405
1,750	Series A, Rev., MBIA, 5.75%, 07/01/09	1,853
1,200	Series A, Rev., MBIA, 5.75%, 07/01/11	1,312
1,000	Series A, Rev., MBIA, 5.75%, 07/01/15	1,146
3,500	Series A, Rev., MBIA, 5.75%, 07/01/16	4,049
2,490	Series B, Rev., 6.00%, 08/15/07	2,544
225	Series C, Rev., 7.38%, 05/15/09 (p)	247
5,530	New York State Dormitory Authority, North Shore University Hospital, Rev., MBIA, 5.50%, 11/01/10	5,918
3,450	New York State Dormitory Authority, Pratt Institute, Rev., RADIAN, 6.25%, 07/01/09	3,725
	New York State Dormitory Authority, School Districts Financing Program,
775	Series E, Rev., MBIA, 5.00%, 10/01/12	832
1,155	Series F, Rev., MBIA, 6.50%, 10/01/20	1,340
1,520	New York State Dormitory Authority, Service Contract, Child Care Facilities, Series A, Rev., 5.38%, 04/01/12	1,633
1,235	New York State Dormitory Authority, Siena College, Rev., MBIA, 5.00%, 07/01/11	1,310
605	New York State Dormitory Authority, Special Act School Districts Program, Rev., MBIA, 5.30%, 07/01/09	637
340	New York State Dormitory Authority, State Service Contract, Albany County, Rev., 5.50%, 04/01/08 (m)	349
1,825	New York State Dormitory Authority, State University Additional Facilities, Series C, Rev., FSA, 5.75%, 05/15/17	2,117
2,730	New York State Dormitory Authority, State University Dormitory Facilities, Series B, Rev., MBIA, 5.00%, 07/01/15	2,961
1,230	New York State Dormitory Authority, State University Dormitory Facilities, Series A, Rev., FGIC, 5.00%, 07/01/13	1,313
	New York State Dormitory Authority, State University Educational Facilities,
5,000	Series A, Rev., MBIA-IBC, 5.25%, 05/15/15	5,506
2,250	Rev., MBIA, 6.00%, 05/15/10	2,453
205	Rev., 5.00%, 07/01/12 (p)	220
	New York State Dormitory Authority, State University Educational Facilities,
6,725	Series A, Rev., FGIC-TCRS, 5.50%, 05/15/13	7,423
4,800	Series A, Rev., MBIA-IBC, 5.50%, 05/15/10	5,112
1,050	Series A, Rev., MBIA-IBC-BNY, 5.25%, 05/15/21	1,182

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN TAX FREE FUNDS    29

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New York — Continued
415	Series I, Rev., 5.13%, 05/15/08 (p)	430
1,210	New York State Dormitory Authority, Unrefunded Balance, Series C, Rev., 7.38%, 05/15/10	1,293
	New York State Environmental Facilities Corp., Unrefunded Balance,
4,425	Series B, Rev., 5.63%, 07/15/09	4,698
4,490	Series B, Rev., 5.70%, 07/15/09	4,778
	New York State Environmental Facilities Corp., State Clean Water & Drinking, New York City Municipal Project, Revolving Funds,
2,000	Series E, Rev., 5.38%, 06/15/12	2,171
470	Series K, Rev., 5.50%, 06/15/15	531
	New York State Environmental Facilities Corp., State Clean Water & Drinking, Revolving Funds,
420	Series B, Rev., 5.63%, 07/15/09 (p)	448
450	Series B, Rev., 5.70%, 07/15/09 (p)	481
5,330	New York State Environmental Facilities Corp., State Clean Water & Drinking, Revolving Funds, Second Resolution, Series I, Rev., 5.00%, 06/15/13	5,744
	New York State Environmental Facilities Corp., PCR, State Water Revolving Fund,
1,590	Series A, Rev., 5.75%, 06/15/11 (p)	1,742
1,000	Series A, Rev., 5.75%, 06/15/12 (p)	1,112
5,315	Series E, Rev., MBIA, 6.00%, 06/15/12	5,956
2,950	Series NYC-02, Rev., 5.75%, 06/15/11 (p)	3,232
4,100	Series NYC-02, Rev., 5.75%, 06/15/12 (p)	4,561
	New York State Environmental Facilities Corp., PCR, State Water Revolving Fund, Unrefunded Balance,
425	Series B, Rev., 5.20%, 05/15/14	458
460	Series NYC-02, Rev., 5.75%, 06/15/11	503
700	Series NYC-02, Rev., 5.75%, 06/15/12	777
460	New York State Environmental Facilities Corp., State Water Revolving Fund, Series B, Rev., 5.70%, 07/15/09 (p)	492
4,650	New York State Environmental Facilities Corp., State Water Revolving Fund, Unrefunded Balance, Series B, Rev., 5.70%, 07/15/09	4,948
440	New York State Medical Care Facilities Finance Agency, Hospital and Nursing Home, Insured Mortgage, Series C, Rev., FHA, 5.75%, 02/15/08 (p)	452
865	New York State Thruway Authority, Highway & Bridge Trust Fund, Series B-1, Rev., FGIC, 5.60%, 04/01/10 (p)	932
7,875	New York State Thruway Authority, Secondary Highway & Bridge Trust Fund, Series B, Rev., FGIC, 5.00%, 10/01/15	8,543
	New York State Thruway Authority, Secondary General Highway & Bridge Trust Fund,
2,500	Series A, Rev., AMBAC, 5.00%, 04/01/16	2,679
1,000	Series A, Rev., MBIA, 5.00%, 04/01/15	1,068
	New York State Thruway Authority, Service Contract, Local Highway & Bridge,
3,765	Rev., 6.00%, 04/01/07 (p)	3,893
585	Rev., MBIA, 5.50%, 04/01/10	623
2,550	New York State Thruway Authority, Service Contract, Local Highway & Bridge, Unrefunded Balance, Rev., 6.00%, 04/01/07	2,634
	New York State Urban Development Corp., Correctional Capital Facilities,
350	Series 7, Rev., 5.70%, 01/01/07 (p)	359
3,045	Series A, Rev., FSA, 5.25%, 01/01/14	3,274
2,000	New York State Urban Development Corp., Correctional Facilities, Series A, Rev., AMBAC-TCRS, 5.50%, 01/01/14	2,175
	New York State Urban Development Corp., Correctional Facilities Service Contract,
145	Series A, Rev., 5.00%, 01/01/28 (p)	151
115	Series A, Rev., FSA-CR, 5.00%, 01/01/08 (p)	119
310	Series B, Rev., AMBAC, 4.75%, 01/01/09 (p)	321
110	Series B, Rev., FSA-CR, 5.00%, 01/01/25 (p)	115
145	Series C, Rev., AMBAC, 6.00%, 01/01/09 (p)	154
100	Series D, Rev., FSA, 5.25%, 01/01/11 (p)	107
	New York State Urban Development Corp., Correctional & Youth Facilities Services,
260	Series A, Rev., 4.00%, 01/01/28	261
5,000	Series A, Rev., 5.00%, 01/01/27	5,142
1,450	Series A, Rev., 5.50%, 01/01/17	1,545
5,500	New York State Urban Development Corp., Personal Income Tax, State Facilities, Series A, Rev., 5.38%, 03/15/12 (p)	5,986
	New York State Urban Development Corp., State Facilities,
1,000	Rev., 5.60%, 04/01/15	1,101
375	Rev., 5.75%, 04/01/11	406
5,450	Rev., MBIA-IBC, 5.75%, 04/01/11	5,938
1,500	New York State Urban Development Corp., State Personal Income Tax, State Facilities, Series A-2, Rev., MBIA, 5.50%, 03/15/19	1,720

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN TAX FREE FUNDS         AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New York — Continued
	New York State Urban Development Corp., Youth Facilities Services Contract,
115	Series A, Rev., 5.00%, 04/01/08 (p)	119
45	Series B, Rev., 5.88%, 04/01/10 (p)	49
440	Niagara County, Public Improvement, GO, MBIA, 5.75%, 07/15/14	503
1,940	Niagara Falls Bridge Commission, Tolls, Series B, Rev., FGIC, 5.25%, 10/01/15	2,091
545	Ogdensburg Enlarged City School District/NY, GO, MBIA, 4.50%, 06/15/11	566
1,010	Oneida County, GO, FGIC, 5.50%, 03/15/11	1,090
1,000	Oneida-Herkimer Solid Waste Management Authority, Solid Waste Systems, Rev., FSA, 5.50%, 04/01/11	1,071
	Onondaga County,
4,630	GO, 5.25%, 05/15/11	4,980
1,175	Series A, GO, 5.00%, 05/01/11	1,250
2,350	Series A, GO, 5.00%, 05/01/12	2,517
700	Series A, GO, 5.00%, 05/01/12	751
1,565	Onondaga County, Unrefunded Balance, Series A, GO, 5.25%, 05/15/11	1,682
4,395	Port Authority of New York & New Jersey, 120th Series, Rev., MBIA, 5.75%, 10/15/07	4,496
775	Red Creek Central School District, GO, FSA, 5.50%, 06/15/12	854
	Rondout Valley Central School District,
1,990	GO, FSA, 5.25%, 03/01/10	2,118
	Scotia Glenville Central School District,
1,050	GO, FGIC, 5.40%, 06/15/09	1,111
2,075	GO, FGIC, 5.50%, 06/15/09	2,203
275	Shenendehowa Central School District, Clifton Park, GO, FSA, 5.50%, 07/15/11	298
	State of New York,
3,000	GO, 6.00%, 03/01/07	3,036
7,400	Series A, GO, 6.00%, 07/15/08	7,725
3,000	Series C, GO, 5.00%, 04/15/15	3,239
500	Stillwater Central School District, GO, MBIA, 5.20%, 06/15/09	523
2,350	Suffolk Country, IDA, Rev., FGIC, 6.00%, 02/01/08	2,429
1,250	Suffolk County Judicial Facilities Agency, Rev., AMBAC, 5.50%, 04/15/09	1,310
	Suffolk County, Public Improvement,
1,870	Series C, GO, MBIA, 5.00%, 07/15/11	1,993
2,765	Series C, GO, MBIA, 5.25%, 07/15/12	2,988
3,225	Suffolk County, Southwest Sewer District, GO, MBIA, 6.00%, 02/01/08	3,337
145	Town of Brookhaven, GO, MBIA, 5.00%, 08/15/14	158
1,000	Town of Brookhaven, Public Improvement, GO, AMBAC, 5.30%, 11/15/10	1,074
575	Town of Riverhead, Series B, GO, MBIA, 5.00%, 06/15/13	620
	Triborough Bridge & Tunnel Authority, General Purpose,
100	Series A, Rev., 4.75%, 01/01/16 (p)	107
5,150	Series Q, Rev., 6.75%, 01/01/09 (p)	5,378
7,495	Series SR, Rev., 5.50%, 01/01/12 (p)	7,915
3,595	Series X, Rev., 6.63%, 01/01/12 (p)	4,094
9,125	Series Y, Rev., 6.00%, 01/01/12 (p)	9,914
1,860	TSASC, Inc., Series 1, Rev., 4.75%, 06/01/16	1,889
565	Warwick Valley Central School District, GO, FSA, 5.50%, 01/15/10	605
3,210	Watertown City School District, GO, FSA, 5.63%, 06/15/09	3,418
	Westchester County Healthcare Corp., County Guaranteed,
2,870	Sub Series B, Rev., 5.20%, 11/01/10	3,026
8,115	Sub Series B, Rev., 5.25%, 11/01/10	8,574
1,700	Westchester County, IDA, Civic Facilities, Children’s Village Project, Series A, Rev., 5.30%, 03/15/09	1,772
	Windsor Central School District,
2,820	GO, FGIC, 5.50%, 06/15/09	2,993
		583,361
	Ohio — 0.2%
1,500	Ohio Housing Finance Agency, Residential Mortgage Backed Securities Series A, Rev., GNMA COLL, 4.30%, 03/01/16	1,477
	Puerto Rico — 4.0%
4,000	Commonwealth of Puerto Rico, GO, MBIA, 5.75%, 07/01/11	4,380
	Commonwealth of Puerto Rico, Public Improvement,
1,120	GO, FSA-CR, 5.50%, 07/01/12	1,230
4,000	GO, MBIA, 5.75%, 07/01/10	4,305
	Puerto Rico Electric Power Authority,
535	Rev., MBIA, 5.00%, 07/01/20	588
5,000	Series AA, Rev., MBIA, 5.50%, 07/01/09	5,262
210	Series A, GO, 5.50%, 07/01/18	234
210	Series JJ, Rev., MBIA, 5.25%, 07/01/15	233
475	Series KK, Rev., FSA, 5.25%, 07/01/13	520

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN TAX FREE FUNDS    31

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Puerto Rico — Continued
	Puerto Rico Highway & Transportation Authority,
685	Series AA, Rev., FGIC, 5.50%, 07/01/16	777
3,000	Series AA, Rev., MBIA, FSA, 5.50%, 07/01/18	3,427
1,050	Series X, Rev., MBIA-IBC, 5.50%, 07/01/15	1,185
1,105	Series Z, Rev., FSA, 6.25%, 07/01/16	1,324
1,400	Puerto Rico Municipal Finance Agency, Series A, GO, FSA, 6.00%, 08/01/09	1,508
1,470	Puerto Rico Public Buildings Authority, Government Facilities, Commonwealth Guaranteed, Series C, Rev., 5.50%, 07/01/12	1,584
		26,557
	Texas — 0.5%
1,750	Grand Prairie Independent School District, Capital Appreciation, GO, PSF-GTD, Zero Coupon, 02/15/17	1,126
3,000	Lewisville Independent School District, Capital Appreciation, School Building, GO, PSF-GTD, Zero Coupon, 08/15/15	2,059
		3,185
	Virgin Islands — 0.7%
4,000	Virgin Islands Public Finance Authority, Gross Receipts, Tax Loan Notes, Series A, Rev., 6.38%, 10/01/10	4,386
	Wisconsin — 0.6%
	State of Wisconsin,
1,250	Rev., 4.78%, 05/01/29 (i)	1,264
2,500	Series 1, GO, MBIA, 5.00%, 05/01/15	2,702
		3,966
	Total Municipal Bonds (Cost $627,025)	649,989

SHARES
Short-Term Investment — 0.1%
	Money Market Fund — 0.1%
701	JPMorgan Tax Free Money Market Fund (b)(m) (Cost $701)	701
	Total Investments — 99.2% (Cost $627,726)	650,690
	Other Assets in Excess of Liabilities — 0.8%	5,570
	NET ASSETS — 100.0%	$656,260

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN TAX FREE FUNDS         AUGUST 31, 2006

JPMorgan Tax Free Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

ABBREVIATIONS:

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(f)	—	Fair Valued Investment. The following are approximately the market value and percentage of the investments based on net assets that are fair valued (amounts in thousands):

Fund	Market Value	Percentage
JPMorgan Intermediate Tax Free Bond Fund	$7,808	0.3%

(g)	—	Amount rounds to less than 0.1%.
(i)	—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(m)	—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, when-issued securities, delayed delivery securities, and reverse repurchase agreements.
(p)	—	Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date and the date of the prerefunded call.
ACA	—	Insured by American Capital Access
ACA-CBI	—	ACA Certificate of Bond Insurance
Adj.	—	Adjustable. The interest rate shown is the rate in effect at August 31, 2006.
AMBAC	—	American Municipal Bond Assurance Corp.
AMT	—	Alternative Minimum Tax Paper
BNY	—	Bank of New York
CA ST MTG	—	California State Mortgage
CIFG	—	Capitalized Interest Financial Guaranty
COLL	—	Collateral
CONS	—	Consolidated Bonds
COP	—	Certificates of Participation
CR	—	Custodial Receipts
FGIC	—	Financial Guaranty Insurance Co.
FHA	—	Federal Housing Authority
FHLMC	—	Federal Home Loan Mortgage Corporation
FNMA	—	Federal National Mortgage Association
FSA	—	Financial Security Assurance
GAN	—	Grant Anticipation Note
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
GTD STD LNS	—	Guaranteed Student Loans
IBC	—	Insured Bond Certificates
IDA	—	Industrial Development Authority
LIQ	—	Liquidity Agreement
MBIA	—	Municipal Bond Insurance Association
PCR	—	Pollution Control Revenue
PSF-GTD	—	Permanent School Fund Guaranteed
Q-SBLF	—	Qualified School Board Loan Fund
RADIAN	—	Radian Asset Assurance
RAN	—	Revenue Anticipation Note
Rev.	—	Revenue Bond
SBRF	—	School Bond Reserve Fund
SCH BD GTY	—	School Bond Guarantee
SO	—	Special Obligation
TCRS	—	Transferable Custodial Receipts
TRAN	—	Tax & Revenue Anticipation Note
VA MTGS	—	Veterans Administration Mortgage
XLCA	—	XL Capital Assurance
XLCA-ICR	—	XL Capital Assurance Insured Custodial Receipts

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN TAX FREE FUNDS    33

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands, except per share amounts)

	California Tax Free Bond Fund	Intermediate Tax Free Bond Fund		New York Tax Free Bond Fund
ASSETS:
Investments in non-affiliates, at value	$138,780	$2,803,371		$649,989
Investments in affiliates, at value	5,539	13,734		701
Total investment securities, at value	144,319	2,817,105		650,690
Cash	—	—	(b)	—	(b)
Receivables:
Fund shares sold	513	4,592		179
Interest and dividends	1,654	36,683		7,754
Prepaid expenses and other assets	—	—	(b)	—
Total Assets	146,486	2,858,380		658,623

LIABILITIES:
Payables:
Dividends	339	8,262		1,555
Investment securities purchased	—	15,189		—
Fund shares redeemed	4	3,216		325
Accrued liabilities:
Investment advisory fees	26	716		172
Administration fees	6	236		58
Shareholder servicing fees	23	357		120
Distribution fees	2	19		22
Custodian and accounting fees	5	31		8
Trustees’ and Officers’ fees	1	25		11
Other	73	20		92
Total Liabilities	479	28,071		2,363
Net Assets	$146,007	$2,830,309		$656,260

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN TAX FREE FUNDS         AUGUST 31, 2006

	California Tax Free Bond Fund	Intermediate Tax Free Bond Fund	New York Tax Free Bond Fund
NET ASSETS:
Paid in capital	$142,458	$2,748,449	$635,378
Accumulated undistributed (distributions in excess of) net investment income	3	1,275	(5)
Accumulated net realized gains (losses)	(367)	(488)	(2,077)
Net unrealized appreciation (depreciation)	3,913	81,073	22,964
Total Net Assets	$146,007	$2,830,309	$656,260

Net Assets:
Class A	$11,344	$54,212	$55,963
Class B	—	8,754	12,750
Class C	166	3,069	2,075
Select Class	99,068	2,470,412	507,249
Institutional Class	35,429	293,862	78,223
Total	$146,007	$2,830,309	$656,260

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,095	5,043	7,933
Class B	—	826	1,804
Class C	16	290	294
Select Class	9,557	232,549	71,731
Institutional Class	3,469	27,678	11,063

Net Asset Value:
Class A — Redemption price per share	$10.36	$10.75	$7.05
Class B — Offering price per share (a)	—	10.60	7.07
Class C — Offering price per share (a)	10.32	10.58	7.06
Select Class — Offering and redemption price per share	10.37	10.62	7.07
Institutional Class — Offering and redemption price per share	10.21	10.62	7.07
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$10.76	$11.17	$7.32

Cost of Investments	$140,406	$2,736,032	$627,726

(a)	Redemption price for Class B and Class C Shares varies based on the length of time the shares were held.

(b)	Amount is less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN TAX FREE FUNDS    35

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

	California Tax Free Bond Fund	Intermediate Tax Free Bond Fund	New York Tax Free Bond Fund
INVESTMENT INCOME
Interest income	$2,955	$61,735	$15,889
Dividend income from affiliates (a)	55	1,081	70
Total investment income	3,010	62,816	15,959

EXPENSES
Investment advisory fees	212	4,187	1,095
Administration fees	71	1,410	369
Distribution fees:
Class A	15	69	72
Class B	—	35	53
Class C	1	10	8
Shareholder servicing fees:
Class A	15	69	72
Class B	—	12	18
Class C	— (b)	3	3
Select Class	113	3,041	694
Institutional Class	19	146	50
Custodian and accounting fees	14	83	23
Professional fees	33	22	37
Trustees’ and Officers’ fees	1	23	5
Printing and mailing costs	5	83	31
Registration and filing fees	17	49	21
Transfer agent fees	17	105	35
Interest expense	3	—	28
Other	5	34	7
Total expenses	541	9,381	2,621
Less amounts waived	(111)	(1,168)	(78)
Less earnings credits	— (b)	(13)	(2)
Less reimbursement for legal matters	—	(1)	—
Net Expenses	430	8,199	2,541
Net investment income (loss)	2,580	54,617	13,418

REALIZED/UNREALIZED GAINS (LOSSES)
Net realized gain (loss) on transactions from investments	(315)	(1,712)	(1,795)

Change in net unrealized appreciation (depreciation) of investments	102	(2,082)	(1,139)
Net realized/unrealized gains (losses)	(213)	(3,794)	(2,934)
Change in net assets resulting from operations	$2,367	$50,823	$10,484

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. See Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount is less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN TAX FREE FUNDS         AUGUST 31, 2006

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	California Tax Free Bond Fund			Intermediate Tax Free Bond Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (c)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,580	$2,239	$4,311	$54,617	$40,219	$66,038
Net realized gain (loss)	(315)	20	1,164	(1,712)	283	10,298
Change in net unrealized appreciation (depreciation)	102	(1,077)	(2,635)	(2,082)	(25,521)	(33,075)
Change in net assets resulting from operations	2,367	1,182	2,840	50,823	14,981	43,261

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(217)	(236)	(522)	(1,015)	(1,033)	(1,194)
From net realized gains	—	(25)	(219)	—	(192)	(6)
Class B
From net investment income	—	—	—	(143)	(147)	(185)
From net realized gains	—	—	—	—	(33)	— (b)
Class C
From net investment income	(2)	(2)	(1)	(45)	(32)	(34)
From net realized gains	—	— (b)	—	—	(6)	(4)
Select Class
From net investment income	(1,644)	(1,390)	(1,941)	(47,871)	(33,103)	(52,096)
From net realized gains	—	(141)	(640)	—	(5,787)	(3,709)
Institutional Class
From net investment income	(718)	(584)	(1,783)	(5,795)	(5,556)	(12,496)
From net realized gains	—	(63)	(1,080)	—	(903)	(1,289)
Total distributions to shareholders	(2,581)	(2,441)	(6,186)	(54,869)	(46,792)	(71,013)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	5,972	19,795	(4,004)	154,257	722,769	527,215

NET ASSETS:
Change in net assets	5,758	18,536	(7,350)	150,211	690,958	499,463
Beginning of period	140,249	121,713	129,063	2,680,098	1,989,140	1,489,677
End of period	$146,007	$140,249	$121,713	$2,830,309	$2,680,098	$1,989,140
Accumulated undistributed (distributions in excess of) net investment income	$3	$4	$(23)	$1,275	$1,527	$(229)

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Amount is less than $1,000.

(c)	Commencement of offering of Class C Shares on February 19, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN TAX FREE FUNDS    37

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	New York Tax Free Bond Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$13,418	$10,894	$21,238
Net realized gain (loss)	(1,795)	(337)	1,498
Change in net unrealized appreciation (depreciation)	(1,139)	(8,514)	(10,524)
Change in net assets resulting from operations	10,484	2,043	12,212

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,065)	(1,021)	(2,355)
From net realized gains	—	(63)	(1,270)
Class B
From net investment income	(209)	(227)	(492)
From net realized gains	—	(18)	(336)
Class C
From net investment income	(32)	(30)	(44)
From net realized gains	—	(2)	(29)
Select Class
From net investment income	(10,248)	(7,496)	(12,941)
From net realized gains	—	(456)	(5,891)
Institutional Class
From net investment income	(1,895)	(2,154)	(5,265)
From net realized gains	—	(131)	(2,747)
Total distributions to shareholders	(13,449)	(11,598)	(31,370)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(97,004)	118,589	(11,566)

NET ASSETS:
Change in net assets	(99,969)	109,034	(30,724)
Beginning of period	756,229	647,195	677,919
End of period	$656,260	$756,229	$647,195
Accumulated undistributed (distributions in excess of) net investment income	$(5)	$26	$61

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN TAX FREE FUNDS         AUGUST 31, 2006

	California Tax Free Bond Fund			Intermediate Tax Free Bond Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$149	$207	$1,194	$10,869	$5,896	$12,880
Net assets acquired in tax-free reorganization (Note 8)	—	—	—	—	—	61,712
Dividends reinvested	98	110	340	639	708	649
Cost of shares redeemed	(2,235)	(1,350)	(3,645)	(14,521)	(8,780)	(15,126)
Change in net assets from Class A capital transactions	$(1,988)	$(1,033)	$(2,111)	$(3,013)	$(2,176)	$60,115
Class B
Proceeds from shares issued	$—	$—	$—	$214	$524	$473
Net assets acquired in tax-free reorganization (Note 8)	—	—	—	—	—	12,225
Dividends reinvested	—	—	—	77	103	104
Cost of shares redeemed	—	—	—	(1,529)	(1,282)	(1,916)
Change in net assets from Class B capital transactions	$—	$—	$—	$(1,238)	$(655)	$10,886
Class C
Proceeds from shares issued	$17	$39	$121	$978	$1,128	$1,818
Dividends reinvested	1	2	1	24	18	9
Cost of shares redeemed	—	—	(15)	(434)	(381)	(115)
Change in net assets from Class C capital transactions	$18	$41	$107	$568	$765	$1,712
Select Class
Proceeds from shares issued	$25,299	$26,427	$57,371	$581,113	$367,492	$308,049
Net assets acquired in tax-free reorganization (Note 8)	—	—	—	—	—	542,269
Subscription in kind	—	—	—	—	583,440	—
Dividends reinvested	234	267	864	4,852	7,043	10,746
Cost of shares redeemed	(15,043)	(18,102)	(16,439)	(414,733)	(298,328)	(275,544)
Change in net assets from Select Class capital transactions	$10,490	$8,592	$41,796	$171,232	$659,647	$585,520
Institutional Class
Proceeds from shares issued	$2,333	$18,668	$10,780	$99,006	$138,884	$102,373
Dividends reinvested	234	189	764	1,865	2,394	5,335
Cost of shares redeemed	(5,115)	(6,662)	(55,340)	(114,163)	(76,090)	(238,726)
Change in net assets from Institutional Class capital transactions	$(2,548)	$12,195	$(43,796)	$(13,292)	$65,188	$(131,018)

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of Class C Shares on February 19, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN TAX FREE FUNDS    39

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	California Tax Free Bond Fund			Intermediate Tax Free Bond Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (c)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005
SHARE TRANSACTIONS:
Class A
Issued	15	20	113	1,018	543	1,174
Shares issued in connection with Fund reorganization (Note 8)	—	—	—	—	—	5,609
Reinvested	10	10	32	60	66	59
Redeemed	(218)	(130)	(343)	(1,359)	(811)	(1,381)
Change in Class A Shares	(193)	(100)	(198)	(281)	(202)	5,461
Class B
Issued	—	—	—	20	49	43
Shares issued in connection with Fund reorganization (Note 8)	—	—	—	—	—	1,127
Reinvested	—	—	—	7	10	10
Redeemed	—	—	—	(145)	(120)	(177)
Change in Class B Shares	—	—	—	(118)	(61)	1,003
Class C
Issued	2	4	11	93	106	168
Reinvested	— (b)	— (b)	— (b)	2	1	1
Redeemed	—	—	(1)	(41)	(36)	(11)
Change in Class C Shares	2	4	10	54	71	158
Select Class
Issued	2,455	2,545	5,467	55,111	34,445	28,410
Shares issued in connection with Fund reorganization (Note 8)	—	—	—	—	—	49,845
Subscription in kind	—	—	—	—	54,835	—
Reinvested	23	26	82	460	661	987
Redeemed	(1,465)	(1,749)	(1,563)	(39,275)	(27,953)	(25,376)
Change in Select Class Shares	1,013	822	3,986	16,296	61,988	53,866
Institutional Class
Issued	231	1,825	1,033	9,373	12,999	9,417
Reinvested	23	19	73	177	225	491
Redeemed	(504)	(651)	(5,344)	(10,831)	(7,145)	(22,043)
Change in Institutional Class Shares	(250)	1,193	(4,238)	(1,281)	6,079	(12,135)

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Amount is less than 1,000.

(c)	Commencement of offering of Class C Shares on February 19, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN TAX FREE FUNDS         AUGUST 31, 2006

	New York Tax Free Bond Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,916	$3,771	$18,337
Dividends reinvested	823	848	2,887
Cost of shares redeemed	(7,990)	(8,217)	(39,805)
Change in net assets from Class A capital transactions	$(3,251)	$(3,598)	$(18,581)
Class B
Proceeds from shares issued	$70	$20	$391
Dividends reinvested	145	173	585
Cost of shares redeemed	(3,529)	(2,204)	(4,639)
Change in net assets from Class B capital transactions	$(3,314)	$(2,011)	$(3,663)
Class C
Proceeds from shares issued	$81	$322	$653
Dividends reinvested	26	27	64
Cost of shares redeemed	(221)	(150)	(553)
Change in net assets from Class C capital transactions	$(114)	$199	$164
Select Class
Proceeds from shares issued	$53,700	$75,961	$116,854
Subscription in kind	—	153,932	—
Dividends reinvested	1,480	1,455	6,845
Cost of shares redeemed	(111,271)	(89,285)	(77,046)
Change in net assets from Select Class capital transactions	$(56,091)	$142,063	$46,653
Institutional Class
Proceeds from shares issued	$7,018	$7,429	$63,790
Dividends reinvested	998	1,215	3,674
Cost of shares redeemed	(42,250)	(26,708)	(103,603)
Change in net assets from Institutional Class capital transactions	$(34,234)	$(18,064)	$(36,139)

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN TAX FREE FUNDS    41

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	New York Tax Free Bond Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005
SHARE TRANSACTIONS:
Class A
Issued	558	531	2,526
Reinvested	117	120	398
Redeemed	(1,140)	(1,159)	(5,500)
Change in Class A Shares	(465)	(508)	(2,576)
Class B
Issued	10	3	54
Reinvested	21	24	80
Redeemed	(501)	(310)	(639)
Change in Class B Shares	(470)	(283)	(505)
Class C
Issued	11	45	91
Reinvested	4	3	9
Redeemed	(31)	(21)	(76)
Change in Class C Shares	(16)	27	24
Select Class
Issued	7,631	10,710	16,165
Subscription in kind	—	21,711	—
Reinvested	211	205	941
Redeemed	(15,851)	(12,554)	(10,590)
Change in Select Class Shares	(8,009)	20,072	6,516
Institutional Class
Issued	1,001	1,044	8,811
Reinvested	142	171	506
Redeemed	(6,001)	(3,754)	(14,354)
Change in Institutional Class Shares	(4,858)	(2,539)	(5,037)

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN TAX FREE FUNDS         AUGUST 31, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2006        JPMORGAN TAX FREE FUNDS    43

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
California Tax Free Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	$10.38	$0.19		$(0.02)	$0.17	$(0.19)	$—	$(0.19)
September 1, 2005 to February 28, 2006 (d)	10.48	0.18		(0.08)	0.10	(0.18)	(0.02)	(0.20)
Year Ended August 31, 2005	10.77	0.37		(0.14)	0.23	(0.36)	(0.16)	(0.52)
Year Ended August 31, 2004	10.80	0.37		0.22	0.59	(0.38)	(0.24)	(0.62)
Year Ended August 31, 2003	11.07	0.39		(0.22)	0.17	(0.40)	(0.04)	(0.44)
September 10, 2001 (e) to August 31, 2002	10.90	0.40		0.17	0.57	(0.40)	—	(0.40)

Intermediate Tax Free Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	10.77	0.20		(0.02)	0.18	(0.20)	—	(0.20)
September 1, 2005 to February 28, 2006 (d)	10.94	0.20		(0.14)	0.06	(0.19)	(0.04)	(0.23)
Year Ended August 31, 2005	11.11	0.39		(0.13)	0.26	(0.39)	(0.04)	(0.43)
December 31, 2003 (e) to August 31, 2004	11.10	0.27	(f)	0.01	0.28	(0.27)	—	(0.27)

New York Tax Free Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	7.08	0.13		(0.03)	0.10	(0.13)	—	(0.13)
September 1, 2005 to February 28, 2006 (d)	7.19	0.12		(0.10)	0.02	(0.12)	(0.01)	(0.13)
Year Ended August 31, 2005	7.40	0.25		(0.12)	0.13	(0.23)	(0.11)	(0.34)
Year Ended August 31, 2004	7.35	0.25		0.15	0.40	(0.24)	(0.11)	(0.35)
Year Ended August 31, 2003	7.45	0.26	(f)	(0.10)	0.16	(0.26)	— (g)	(0.26)
Year Ended August 31, 2002	7.37	0.26	(f)	0.10	0.36	(0.27)	(0.01)	(0.28)
February 16, 2001 (e) to August 31, 2001	7.22	0.15		0.15	0.30	(0.15)	—	(0.15)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount less than $0.01.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

(i)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN TAX FREE FUNDS         AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$10.36	1.65%	$11,344	0.60%		3.65%	1.04%		14%
10.38	0.91	13,372	0.60		3.50	1.09		4
10.48	2.21	14,547	0.60		3.47	1.12		40
10.77	5.62	17,070	0.60		3.47	1.19		43
10.80	1.51	22,000	0.60		3.56	1.16		49
11.07	5.33	23,000	0.60		3.70	1.23		65

10.75	1.70	54,212	0.75		3.72	0.93		13
10.77	0.53	57,348	0.75		3.62	0.94		6
10.94	2.35	60,474	0.75		3.56	0.97		28
11.11	2.55	726	0.73		3.52	9.03	(h)	65

7.05	1.46	55,963	0.76	(i)	3.62	0.95		9
7.08	0.24	59,428	0.75		3.34	0.97		5
7.19	1.84	64,005	0.75		3.18	1.04		25
7.40	5.57	84,997	0.75		3.32	1.12		30
7.35	2.15	88,000	0.75		3.45	1.07		38
7.45	5.06	107,000	0.75		3.58	1.09		75
7.37	4.26	117,000	0.75		4.10	1.21		33

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN TAX FREE FUNDS    45

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intermediate Tax Free Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	$10.62	$0.17		$(0.02)	$0.15	$(0.17)	$—	$(0.17)
September 1, 2005 to February 28, 2006 (d)	10.79	0.16		(0.13)	0.03	(0.16)	(0.04)	(0.20)
Year Ended August 31, 2005	10.98	0.31		(0.15)	0.16	(0.31)	(0.04)	(0.35)
December 31, 2003 (e) to August 31, 2004	11.10	0.21	(f)	(0.12)	0.09	(0.21)	—	(0.21)

New York Tax Free Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	7.09	0.12		(0.03)	0.09	(0.11)	—	(0.11)
September 1, 2005 to February 28, 2006 (d)	7.20	0.10		(0.10)	—	(0.10)	(0.01)	(0.11)
Year Ended August 31, 2005	7.41	0.19		(0.12)	0.07	(0.17)	(0.11)	(0.28)
Year Ended August 31, 2004	7.36	0.20		0.15	0.35	(0.19)	(0.11)	(0.30)
Year Ended August 31, 2003	7.46	0.20	(f)	(0.10)	0.10	(0.20)	— (g)	(0.20)
Year Ended August 31, 2002	7.38	0.21	(f)	0.08	0.29	(0.20)	(0.01)	(0.21)
February 16, 2001 (e) to August 31, 2001	7.22	0.12		0.16	0.28	(0.12)	—	(0.12)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount less than $0.01.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN TAX FREE FUNDS         AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$10.60	1.39%	$8,754	1.43%	3.09%	1.43%		13%
10.62	0.20	10,023	1.43	3.01	1.44		6
10.79	1.47	10,845	1.43	2.95	1.43		28
10.98	0.85	22	1.50	2.86	13.40	(h)	65

7.07	1.25	12,750	1.45	2.93	1.45		9
7.09	(0.10)	16,125	1.47	2.62	1.47		5
7.20	1.08	18,416	1.50	2.42	1.53		25
7.41	4.73	22,699	1.55	2.52	1.62		30
7.36	1.34	25,037	1.55	2.64	1.57		38
7.46	4.08	21,000	1.57	2.74	1.59		75
7.38	3.91	12,000	1.64	3.21	1.72		33

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN TAX FREE FUNDS    47

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
California Tax Free Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	$10.34	$0.17		$(0.02)	$0.15	$(0.17)	$—	$(0.17)
September 1, 2005 to February 28, 2006 (d)	10.44	0.16		(0.09)	0.07	(0.15)	(0.02)	(0.17)
February 18, 2005 (e) to August 31, 2005	10.55	0.17		(0.09)	0.08	(0.19)	—	(0.19)

Intermediate Tax Free Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	10.60	0.16		(0.01)	0.15	(0.17)	—	(0.17)
September 1, 2005 to February 28, 2006 (d)	10.77	0.16		(0.13)	0.03	(0.16)	(0.04)	(0.20)
Year Ended August 31, 2005	11.01	0.31		(0.19)	0.12	(0.32)	(0.04)	(0.36)
December 31, 2003 (e) to August 31, 2004	11.10	0.21	(f)	(0.09)	0.12	(0.21)	—	(0.21)

New York Tax Free Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	7.08	0.10		(0.01)	0.09	(0.11)	—	(0.11)
September 1, 2005 to February 28, 2006 (d)	7.19	0.09		(0.09)	—	(0.10)	(0.01)	(0.11)
Year Ended August 31, 2005	7.41	0.18		(0.11)	0.07	(0.18)	(0.11)	(0.29)
Year Ended August 31, 2004	7.36	0.19		0.16	0.35	(0.19)	(0.11)	(0.30)
January 31, 2003 (e) to August 31, 2003	7.46	0.10	(f)	(0.09)	0.01	(0.11)	— (g)	(0.11)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount less than $0.01.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN TAX FREE FUNDS         AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$10.32	1.43%	$166	1.10%	3.16%	1.54%		14%
10.34	0.68	147	1.10	2.99	1.59		4
10.44	0.76	107	1.10	2.89	1.53		40

10.58	1.40	3,069	1.43	3.07	1.43		13
10.60	0.23	2,508	1.43	3.00	1.44		6
10.77	1.05	1,774	1.45	2.82	2.21		28
11.01	1.13	82	1.50	2.83	14.81	(h)	65

7.06	1.27	2,075	1.45	2.93	1.45		9
7.08	(0.10)	2,197	1.47	2.61	1.47		5
7.19	1.00	2,032	1.50	2.42	1.53		25
7.41	4.73	1,922	1.55	2.52	1.61		30
7.36	0.17	2,000	1.55	2.40	1.57		38

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN TAX FREE FUNDS    49

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
California Tax Free Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	$10.38	$0.19		$(0.01)	$0.18	$(0.19)	$—	$(0.19)
September 1, 2005 to February 28, 2006 (d)	10.48	0.18		(0.09)	0.09	(0.17)	(0.02)	(0.19)
Year Ended August 31, 2005	10.77	0.36		(0.13)	0.23	(0.36)	(0.16)	(0.52)
Year Ended August 31, 2004	10.80	0.36		0.22	0.58	(0.37)	(0.24)	(0.61)
Year Ended August 31, 2003	11.07	0.39		(0.23)	0.16	(0.39)	(0.04)	(0.43)
Year Ended August 31, 2002	10.91	0.40		0.16	0.56	(0.40)	—	(0.40)
May 1, 2001 to August 31, 2001 (e)	10.53	0.14		0.41	0.55	(0.14)	(0.03)	(0.17)
Year Ended April 30, 2001	10.20	0.45		0.33	0.78	(0.45)	—	(0.45)

Intermediate Tax Free Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	10.65	0.21		(0.03)	0.18	(0.21)	—	(0.21)
September 1, 2005 to February 28, 2006 (d)	10.82	0.20		(0.13)	0.07	(0.20)	(0.04)	(0.24)
Year Ended August 31, 2005	11.00	0.40		(0.14)	0.26	(0.40)	(0.04)	(0.44)
Year Ended August 31, 2004	10.93	0.41	(f)	0.15	0.56	(0.41)	(0.08)	(0.49)
Year Ended August 31, 2003	11.15	0.42		(0.15)	0.27	(0.42)	(0.07)	(0.49)
Year Ended August 31, 2002	10.98	0.43		0.21	0.64	(0.43)	(0.04)	(0.47)
Year Ended August 31, 2001	10.46	0.44		0.52	0.96	(0.44)	—	(0.44)

New York Tax Free Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	7.09	0.13		(0.02)	0.11	(0.13)	—	(0.13)
September 1, 2005 to February 28, 2006 (d)	7.20	0.12		(0.10)	0.02	(0.12)	(0.01)	(0.13)
Year Ended August 31, 2005	7.42	0.23		(0.11)	0.12	(0.23)	(0.11)	(0.34)
Year Ended August 31, 2004	7.37	0.25		0.16	0.41	(0.25)	(0.11)	(0.36)
Year Ended August 31, 2003	7.46	0.26	(f)	(0.09)	0.17	(0.26)	— (g)	(0.26)
Year Ended August 31, 2002	7.38	0.26	(f)	0.09	0.35	(0.26)	(0.01)	(0.27)
Year Ended August 31, 2001	7.01	0.29		0.37	0.66	(0.29)	—	(0.29)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	The Fund changed its fiscal year end from April 30 to August 31.

(f)	Calculated based upon average shares outstanding.

(g)	Amount less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN TAX FREE FUNDS         AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 10.37	1.73%	$99,068	0.65%	3.60%	0.79%	14%
10.38	0.90	88,688	0.65	3.45	0.85	4
10.48	2.18	80,959	0.65	3.42	0.81	40
10.77	5.57	40,234	0.65	3.42	0.88	43
10.80	1.45	36,000	0.65	3.51	0.84	49
11.07	5.31	46,000	0.65	3.63	0.88	65
10.91	5.31	31,000	0.65	3.84	0.78	29
10.53	7.77	33,000	0.65	4.25	0.78	55

10.62	1.70	2,470,412	0.59	3.91	0.68	13
10.65	0.63	2,302,094	0.59	3.84	0.69	6
10.82	2.42	1,668,674	0.62	3.74	0.70	28
11.00	5.19	1,103,996	0.66	3.71	0.73	65
10.93	2.44	1,159,000	0.66	3.73	0.74	56
11.15	5.99	1,155,000	0.66	3.88	0.74	71
10.98	9.35	728,000	0.74	4.10	0.75	43

7.07	1.61	507,249	0.70	3.67	0.70	9
7.09	0.25	565,582	0.72	3.38	0.73	5
7.20	1.76	429,803	0.71	3.21	0.72	25
7.42	5.60	394,144	0.72	3.35	0.76	30
7.37	2.32	410,000	0.72	3.48	0.75	38
7.46	4.99	474,000	0.72	3.63	0.76	75
7.38	9.68	302,000	0.75	4.10	0.79	33

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN TAX FREE FUNDS    51

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
California Tax Free Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	$10.23	$0.20		$(0.03)	$0.17	$(0.19)	$—	$(0.19)
September 1, 2005 to February 28, 2006 (d)	10.33	0.17		(0.07)	0.10	(0.18)	(0.02)	(0.20)
Year Ended August 31, 2005	10.61	0.42		(0.17)	0.25	(0.37)	(0.16)	(0.53)
Year Ended August 31, 2004	10.64	0.39		0.21	0.60	(0.39)	(0.24)	(0.63)
Year Ended August 31, 2003	10.90	0.41		(0.23)	0.18	(0.40)	(0.04)	(0.44)
Year Ended August 31, 2002	10.73	0.42		0.16	0.58	(0.41)	—	(0.41)
May 1, 2001 to August 31, 2001 (e)	10.36	0.14		0.40	0.54	(0.14)	(0.03)	(0.17)
Year Ended April 30, 2001	10.03	0.46		0.33	0.79	(0.46)	—	(0.46)

Intermediate Tax Free Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	10.64	0.21		(0.02)	0.19	(0.21)	—	(0.21)
September 1, 2005 to February 28, 2006 (d)	10.81	0.20		(0.12)	0.08	(0.21)	(0.04)	(0.25)
Year Ended August 31, 2005	10.99	0.43		(0.16)	0.27	(0.41)	(0.04)	(0.45)
Year Ended August 31, 2004	10.93	0.43	(g)	0.14	0.57	(0.43)	(0.08)	(0.51)
Year Ended August 31, 2003	11.15	0.43		(0.15)	0.28	(0.43)	(0.07)	(0.50)
September 10, 2001 (f) to August 31, 2002	10.94	0.44		0.25	0.69	(0.44)	(0.04)	(0.48)

New York Tax Free Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	7.09	0.15		(0.03)	0.12	(0.14)	—	(0.14)
September 1, 2005 to February 28, 2006 (d)	7.20	0.13		(0.10)	0.03	(0.13)	(0.01)	(0.14)
Year Ended August 31, 2005	7.41	0.26		(0.10)	0.16	(0.26)	(0.11)	(0.37)
Year Ended August 31, 2004	7.36	0.26		0.16	0.42	(0.26)	(0.11)	(0.37)
Year Ended August 31, 2003	7.46	0.28	(g)	(0.10)	0.18	(0.28)	— (h)	(0.28)
September 10, 2001 (f) to August 31, 2002	7.33	0.27	(g)	0.15	0.42	(0.28)	(0.01)	(0.29)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	The Fund has changed its fiscal year end from April 30 to August 31.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Amount less than $0.01.

(i)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN TAX FREE FUNDS         AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.21	1.72%	$35,429	0.51	%(i)	3.79%	0.64%	14%
10.23	0.97	38,042	0.50		3.66	0.71	4
10.33	2.42	26,100	0.50		3.62	0.67	40
10.61	5.76	71,759	0.50		3.62	0.70	43
10.64	1.67	107,000	0.50		3.72	0.66	49
10.90	5.57	149,000	0.50		3.84	0.71	65
10.73	5.31	137,000	0.50		3.99	0.59	29
10.36	7.97	126,000	0.50		4.40	0.59	55

10.62	1.85	293,862	0.50		4.00	0.53	13
10.64	0.67	308,125	0.50		3.93	0.54	6
10.81	2.52	247,373	0.50		3.85	0.56	28
10.99	5.26	384,851	0.50		3.87	0.59	65
10.93	2.60	484,000	0.50		3.89	0.59	56
11.15	6.43	642,000	0.50		4.02	0.58	71

7.07	1.70	78,223	0.51	(i)	3.86	0.55	9
7.09	0.35	112,897	0.50		3.58	0.57	5
7.20	2.11	132,939	0.50		3.42	0.58	25
7.41	5.82	174,207	0.50		3.57	0.61	30
7.36	2.40	229,000	0.50		3.70	0.60	38
7.46	5.89	298,000	0.50		3.85	0.62	75

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN TAX FREE FUNDS    53

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 3 separate funds of the Trust (collectively, the “Funds”) covered by this report.

Classes offered
California Tax Free Bond Fund	Class A, Class C, Select Class and Institutional Class
Intermediate Tax Free Bond Fund	Class A, Class B, Class C, Select Class and Institutional Class
New York Tax Free Bond Fund	Class A, Class B, Class C, Select Class and Institutional Class

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge. Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to contingent deferred sales charges as described in the Funds’ prospectus.

Effective August 1, 2006, the maximum sales charges incurred on sales of Class A Shares of the Funds changed as noted below:

	Sales Charge Effective August 1, 2006	Sales Charge Prior to August 1, 2006
California Tax Free Bond Fund	3.75%	4.50%
Intermediate Tax Free Bond Fund	3.75	4.50
New York Tax Free Bond Fund	3.75	4.50

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Municipal securities, corporate debt securities and debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in 61 days or less) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

54   JPMORGAN TAX FREE FUNDS         AUGUST 31, 2006

The following is the market value and percentage of net assets of illiquid securities as of August 31, 2006 (amounts in thousands):

	Illiquid
	Market Value	Percentage
Intermediate Tax Free Bond Fund	$84,257	3.0%
New York Tax Free Bond Fund	14,126	2.2

C. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of August 31, 2006, the Funds had no outstanding futures contracts.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of when-issued securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to segregate assets with a current value at least equal to the amount of their when-issued purchase commitments.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

G. Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

H. New Accounting Pronouncement — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of J.P.Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for

AUGUST 31, 2006        JPMORGAN TAX FREE FUNDS    55

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate equal to 0.30% of each Fund’s respective average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administrative and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements from the money market funds for the period ended are as follows (amounts in thousands):

Six Months Ended 8/31/2006
California Tax Free Bond Fund	$3
Intermediate Tax Free Bond Fund	60
New York Tax Free Bond Fund	4

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Trustees have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
California Tax Free Bond Fund	0.25%	n/a	0.75%
Intermediate Tax Free Bond Fund	0.25	0.75%	0.75
New York Tax Free Bond Fund	0.25	0.75	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended August 31, 2006, the Distributor retained the following amounts (in thousands):

	Front-end Sales Charge	CDSC
California Tax Free Bond Fund	$2	$—
Intermediate Tax Free Bond Fund	6	43
New York Tax Free Bond Fund	4	66

The Distributor waived Distribution fees and/or reimbursed expenses as outlined in Note 3.F.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class
California Tax Free Bond Fund	0.25%	n/a	0.25%	0.25%	0.10%
Intermediate Tax Free Bond Fund	0.25	0.25%	0.25	0.25	0.10
New York Tax Free Bond Fund	0.25	0.25	0.25	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to such financial intermediaries for performing such services.

56   JPMORGAN TAX FREE FUNDS         AUGUST 31, 2006

The Distributor waived Shareholder Servicing fees and/or reimbursed expenses as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”) provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class
California Tax Free Bond Fund	0.60%	n/a	1.10%	0.65%	0.50%
Intermediate Tax Free Bond Fund	0.75	1.43%	1.43	0.59	0.50
New York Tax Free Bond Fund	0.75	1.55	1.55	0.72	0.50

The contractual expense limitation agreements were in effect for the six months ended August 31, 2006. The expense limitation percentages in the table above are in place until at least June 30, 2007.

For the six months ended August 31, 2006, the Funds’ service providers waived fees and contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Distribution	Total
California Tax Free Bond Fund	$61	$32	$15	$3	$111
Intermediate Tax Free Bond Fund	—	10	1,158	—	1,168
New York Tax Free Bond Fund	—	—	78	—	78

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, make reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party brokers/dealers. For the six months ended August 31, 2006, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended August 31, 2006, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
California Tax Free Bond Fund	$29,138	$18,124
Intermediate Tax Free Bond Fund	528,738	340,293
New York Tax Free Bond Fund	61,766	156,488

During the six months ended August 31, 2006, there were no purchases or sales of U.S. Government securities.

AUGUST 31, 2006        JPMORGAN TAX FREE FUNDS    57

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at August 31, 2006, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
California Tax Free Bond Fund	$140,406	$4,011	$98	$3,913
Intermediate Tax Free Bond Fund	2,736,032	85,151	4,078	81,073
New York Tax Free Bond Fund	627,726	23,722	758	22,964

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (“JPM II”) and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

The Funds do not have outstanding borrowings from another fund or from the unsecured uncommitted credit facility as of August 31, 2006. The average borrowings for the six months ended August 31, 2006 were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
New York Tax Free Bond Fund	$5,141	23	$18

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Funds invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. California Tax Free Bond Fund and New York Tax Free Bond Fund primarily invest in issuers in the States of California and New York, respectively. The issuer’s abilities to meet their obligations may be affected by economic or political developments in a specific state or region.

From time to time, the Funds’ investment adviser or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisers, Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed pursuant to a distribution plan to certain current and former shareholders of funds identified in the distribution plan. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds it managed in the aggregate amount of approximately $8 million annually over a five-year period commencing September 2004.

58   JPMORGAN TAX FREE FUNDS         AUGUST 31, 2006

In addition to the matters involving the SEC and NYAG, over 20 lawsuits were led by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the “Funds’ former distributor”), Banc One High Yield Partners, LLC (now known as JPMorgan High Yield Partners LLC) (the sub-advisor to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of JPM II and BOIA, certain current and former Trustees and One Group Mutual Funds, the predecessor to JPM II. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right of Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees have been dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

JPM I, any series thereof, or any Fund identified in this report as having acquired the assets of a former One Group Mutual Fund will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

9. Business Combinations

On August 19, 2004, the Board of Trustees of the JPMorgan Funds, and on August 12, 2004, the Board of Trustees of the One Group Mutual Funds, each approved management’s proposal to merge One Group Intermediate Tax Free Bond Fund (the “Target Fund”) into JPMorgan Intermediate Tax Free Income Fund (the “Acquiring Fund”).

The merger was effective after the close of business on February 18, 2005. The Acquiring Fund acquired all of the assets and liabilities of the corresponding Target Fund as shown in the table below. The merger transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Fund received a number of shares of the corresponding class in the corresponding Acquiring Fund with a value equal to their holdings in the Target Fund as of the close of business on date of the reorganization.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation
Target Fund
One Group Intermediate Tax Free Bond Fund				$33,745
Class A	5,508	$61,712	$11.20
Class B	1,088	12,225	11.23
Class I	48,378	542,269	11.21

Acquiring Fund
JPMorgan Intermediate Tax Free Income Fund				70,092
Class A	231	2,544	11.00
Class B	3	36	10.85
Class C	103	1,122	10.84
Select Class	97,711	1,062,625	10.88
Institutional Class	35,334	384,142	10.87

Post Reorganization
JPMorgan Intermediate Tax Free Bond Fund				103,837
Class A	5,840	64,256	11.00
Class B	1,130	12,261	10.85
Class C	103	1,122	10.84
Select Class	147,556	1,604,894	10.88

AUGUST 31, 2006        JPMORGAN TAX FREE FUNDS    59

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation
Institutional Class	35,334	384,142	10.87

10. Transfers-In-Kind

After the close of business on February 3, 2006, several common trust funds managed by JPMCB, transferred securities in-kind to the JPMorgan Intermediate Tax Free Bond Fund in a tax-free exchange. The common trust funds purchased Select Class Shares of the JPMorgan Intermediate Tax Free Bond Fund and the JPMorgan Intermediate Tax Free Bond Fund received portfolio securities with market values, including net unrealized appreciation of $16,709 (in thousands), as listed below in exchange for these shares. The cost basis of the portfolio securities transferred to the JPMorgan Intermediate Tax Free Bond Fund is equal to the common trust funds’ cost of the securities at the time of the in-kind transfer.

	Market Value of Securities Transferred to the Fund (amounts in thousands)	Number of Fund Shares Issued (amounts in thousands)
JPMorgan Chase Bank Intermediate Tax Exempt Bond Fund	$258,340	24,281
JPMorgan Chase Bank Connecticut Tax Exempt Bond Fund	42,000	3,947
JPMorgan Chase Bank Limited Term Tax Exempt Trust	247,255	23,238
JPMorgan Chase Bank Tax Exempt Trust	35,845	3,369
	$583,440	54,835

In addition, the JPMorgan Chase Bank New York Tax Exempt Bond Fund, a common trust fund, managed by JPMCB, transferred securities in-kind to the JPMorgan New York Tax Free Bond Fund in a tax-free exchange. The JPMorgan Chase Bank New York Tax Exempt Bond Fund purchased 21,711 Select Class Shares (amounts in thousands) of the JPMorgan New York Tax Free Bond Fund and the JPMorgan New York Tax Free Bond Fund received portfolio securities with a market value of $153,932 (amounts in thousands), including net unrealized appreciation of $6,788 (in thousands), in exchange for these shares. The cost basis of the portfolio securities transferred to the JPMorgan New York Tax Free Bond Fund is equal to the JPMorgan Chase Bank New York Tax Exempt Bond Fund’s cost of the securities at the time of the in-kind transfer.

60   JPMORGAN TAX FREE FUNDS         AUGUST 31, 2006

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	122	None.
Roland R. Eppley, Jr. (1932); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	122	None.
John F. Finn (1947); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	122	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	122
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	122	None.
Peter C. Marshall (1942); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	122	None.
Marilyn McCoy (1948); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	122	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	122	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

AUGUST 31, 2006        JPMORGAN TAX FREE FUNDS    61

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	122	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	122	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	122	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	122	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	122
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (122 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

62   JPMORGAN TAX FREE FUNDS         AUGUST 31, 2006

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining JPMorgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

AUGUST 31, 2006        JPMORGAN TAX FREE FUNDS    63

OFFICERS
(Unaudited) (continued)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Laura S. Melman (1966) Assistant Treasurer since 2006	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

Jeffrey D. House (1972) Assistant Treasurer since 2006*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from 1995 until 2006.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

64   JPMORGAN TAX FREE FUNDS         AUGUST 31, 2006

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
August 31, 2006

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, March 1, 2006, and continued to hold your shares at the end of the reporting period, August 31, 2006.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, March 1, 2006	Ending Account Value, August 31, 2006	Expenses Paid During March 1, 2006 to August 31, 2006*	Annualized Expense Ratio
JPM California Tax Free Bond Fund
Class A
Actual	$1,000.00	$1,016.50	$3.05	0.60%
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class C
Actual	1,000.00	1,014.30	5.58	1.10
Hypothetical	1,000.00	1,019.66	5.60	1.10
Select Class
Actual	1,000.00	1,017.30	3.31	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65
Institutional Class
Actual	1,000.00	1,017.20	2.59	0.51
Hypothetical	1,000.00	1,022.63	2.60	0.51

AUGUST 31, 2006        JPMORGAN TAX FREE FUNDS    65

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
August 31, 2006

	Beginning Account Value, March 1, 2006	Ending Account Value, August 31, 2006	Expenses Paid During March 1, 2006 to August 31, 2006*	Annualized Expense Ratio
JPM Intermediate Tax Free Bond Fund
Class A
Actual	$1,000.00	$1,017.00	$3.81	0.75%
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class B
Actual	1,000.00	1,013.90	7.26	1.43
Hypothetical	1,000.00	1,018.00	7.27	1.43
Class C
Actual	1,000.00	1,014.00	7.26	1.43
Hypothetical	1,000.00	1,018.00	7.27	1.43
Select Class
Actual	1,000.00	1,017.00	3.00	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Institutional Class
Actual	1,000.00	1,018.50	2.54	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50

JPM New York Tax Free Bond Fund
Class A
Actual	1,000.00	1,014.60	3.86	0.76
Hypothetical	1,000.00	1,021.37	3.87	0.76
Class B
Actual	1,000.00	1,012.50	7.36	1.45
Hypothetical	1,000.00	1,017.90	7.37	1.45
Class C
Actual	1,000.00	1,012.70	7.36	1.45
Hypothetical	1,000.00	1,017.90	7.37	1.45
Select Class
Actual	1,000.00	1,016.10	3.56	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
Institutional Class
Actual	1,000.00	1,017.00	2.59	0.51
Hypothetical	1,000.00	1,022.63	2.60	0.51

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

66   JPMORGAN TAX FREE FUNDS         AUGUST 31, 2006

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees meetings held in person in June and August 2006, considered the continuation of each of the investment advisory agreements for the Funds whose semi- annual report is contained herein (each an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At and following the June meeting, the Trustees requested additional information from the Funds’ management. At the August meeting, the Trustees continued their review and consideration, including the review of management’s response to the Trustees’ June request. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuance of the Advisory Agreement on August 9, 2006.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to all Funds, except the money market funds and the insurance portfolios, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the Funds’ performance in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between each Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, the benefits that had been derived by the Funds from the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees

AUGUST 31, 2006        JPMORGAN TAX FREE FUNDS    67

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Funds do not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Intermediate Tax Free Bond Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreement, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the California Tax Free Bond Fund and New York Tax Free Bond Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for each Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included each Fund’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the

68   JPMORGAN TAX FREE FUNDS         AUGUST 31, 2006

performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to each Fund’s performance is summarized below:

The Trustees noted the California Tax Free Bond Fund’s performance in the third quintile for the one and three year periods and that the independent consultant indicated that the overall performance needed enhancement. The Trustees considered the Advisor’s analysis of the Fund’s investment processes, portfolio construction and peer group and were satisfied with the actions taken. The Trustees requested the Fund’s Advisor to similarly review the Fund with members of the Fixed Income subcommittee at each of their regular meetings over the course of the year.

The Trustees noted the Intermediate Tax Free Bond Fund’s performance in the third quintile for the one, three and five year periods and that the independent consultant indicated that the overall performance needed enhancement. The Trustees considered the Advisor’s analysis of the Fund’s investment processes, portfolio construction and peer group and were satisfied with the actions taken.

The Trustees noted the New York Tax Free Bond Fund’s performance in the fourth, third and third quintiles for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees considered the Advisor’s analysis of the Fund’s investment processes, portfolio construction and peer group and were satisfied with the actions taken. The Trustees requested the Fund’s Advisor to similarly review the Fund with members of the Fixed Income subcommittee at each of their regular meetings over the course of the year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the California Tax Free Bond Fund’s net advisory fee and total actual expenses were in the first quintile of its Universe Group and concluded that the fee was reasonable.

The Trustees noted that the Intermediate Tax Free Bond Fund’s net advisory fee and total actual expenses were in the second quintile of its Universe Group and concluded that the fee was reasonable.

The Trustees noted that the New York Tax Free Bond Fund’s net advisory fee was in the third quintile and total actual expenses were in the fifth quintile of its Universe Group. The Trustees discussed the expenses of the Fund with the Advisor and concluded that the expenses were reasonable.

AUGUST 31, 2006        JPMORGAN TAX FREE FUNDS    69

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. August 2006.	SAN-TF-806

SEMI-ANNUAL REPORT
SIX MONTHS ENDED AUGUST 31, 2006 (UNAUDITED)

JPMorgan Funds

Money

Market

Funds

JPMorgan Prime Money Market Fund
JPMorgan Liquid Assets Money Market Fund
JPMorgan U.S. Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund
JPMorgan Federal Money Market Fund
JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan Tax Free Money Market Fund
JPMorgan Municipal Money Market Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Prime Money Market Fund	2
JPMorgan Liquid Assets Money Market Fund	3
JPMorgan U.S. Government Money Market Fund	4
JPMorgan U.S. Treasury Plus Money Market Fund	5
JPMorgan Federal Money Market Fund	6
JPMorgan 100% U.S. Treasury Securities Money Market Fund	7
JPMorgan Tax Free Money Market Fund	8
JPMorgan Municipal Money Market Fund	9
Schedules of Portfolio Investments	10
Financial Statements	70
Financial Highlights	92
Notes to Financial Statements	124
Trustees	136
Officers	138
Schedule of Shareholder Expenses	140
Board Approval of Investment Advisory Agreements	145

HIGHLIGHTS

•	Consumer confidence was affected by rising interest rates, high energy prices and the Middle East conflict

•	Municipals and U.S. Treasuries rose significantly as the market evaluated the Fed nearing the end of its tightening cycle

•	The labor market showed some weakening during the period

•	Housing figures during the period were varied

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
SEPTEMBER 15, 2006 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for certain of the JPMorgan Money Market Funds for the six months ended August 31, 2006. Inside you will find in-depth information on some of our money market funds.

“While the market started the second quarter strongly, a decline in investors’ appetite for risk due to fears over rising inflation and tightening global liquidity led to a weakening.”

Equity Markets Reflect Economic and
Geopolitical Uncertainty

The period began with a wave of encouraging economic news. The core consumer price index (CPI) in March rose only 0.1% from February and only 0.1% in February from January. The equity market surged in the mid-month, as investors reacted to the positive data. While the market started the second quarter strongly, a decline in investors’ appetite for risk due to fears over rising inflation and tightening global liquidity led to a weakening. U.S. equities sold off sharply in May following the release of the Federal Reserve (Fed) statement, which accompanied its rate hike and indicated more tightening to come. Stocks were under pressure for much of July, due to an unsteady beginning to the earnings season, inflation concerns and the Middle East conflict. Over the six-month period, the S&P 500 Index returned 2.79%.

Consumer confidence has been volatile, affected by rising interest rates, high energy prices and the Middle East conflict. The Conference Board Consumer Confidence Index rose to 109.6 in April from 107.2 the prior month, despite the price of oil topping $75 a barrel. In August, the Conference Board’s Consumer Confidence Index fell to 99.6, lower than analysts’ expectations and below 100 for the first time since November 2005.

Housing figures during the period were varied. In March, home starts fell 7.5% while sales of new homes increased by 8.0%. Data continued to be mixed in May, as housing starts and existing home sales declined, while new home sales decreased by 1.8%. By July, data reflected a continued slowdown in the housing sector. Both new and existing home sales declined, with the latter falling for the third consecutive month.

The labor market showed some weakening during the period. While the unemployment rate slipped to 4.7% during March, in April, payrolls posted an unimpressive gain of 112,000 and, by July, the unemployment figures released showed a five-month high of 4.8%, up from 4.6 % in the previous month. In August, the rate slipped slightly to 4.7%, and employers added 188,000 jobs during the month.

Bond Markets Adjust to Bernanke

Although municipals outperformed U.S. Treasuries in March, both rose significantly as the market evaluated its prior assumption that the Federal Open Market Committee (FOMC) was near the end of its tightening cycle. Comments by new Federal Reserve (Fed) Chairman Ben S. Bernanke late in the month were the root of this reassessment. On March 28, the first FOMC meeting chaired by Bernanke, the Fed raised the fed funds rate by 25 basis points, the 15thconsecutive rate increase since June 2004. The Fed raised rates at the two subsequent meetings in May and June, and then halted the string of rate increases at their meeting on August 8, seeking to give policymakers the opportunity to assess the effect the rate hikes have had on the economy.

A weaker-than-anticipated non-farm payrolls report in June led to a rally in both Treasuries and municipals, but growing fears of inflation and an increase in primary and secondary supply led to a significant pullback. However, in August, Treasury prices fell as non-farm payrolls increased by 128,000.

Outlook

Market sentiment appears to have become more optimistic, in light of recent data on both inflation and economic growth. While investors are still grappling with the outlook for monetary policy, equity markets have moved higher as energy prices have retreated and recently released key data suggests that the economy may be on course for a soft landing.

On behalf of all of us at JPMorgan Asset Management, thank you for the continued confidence and trust you have placed in us. We look forward to serving your investment needs for many years to come.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   1

JPMorgan Prime Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Objective	Highest possible level of current income while still maintaining liquidity and preserving capital.
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments.
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Class B, Class C, Institutional, Reserve, Cash Management and Capital Shares
Net Assets as of 8/31/06	$84.5 Billion
Average Maturity	41 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	25.8%
2–7 days	6.5
8–30 days	32.9
31–60 days	9.5
61–90 days	13.4
91–180 days	8.1
181+ days	3.8

7-DAY SEC YIELD (1)

Morgan Shares	4.97%
Premier Shares	5.03
Agency Shares	5.23
Class B Shares	4.49
Class C Shares	4.49
Institutional Shares	5.30
Reserve Shares	4.77
Cash Management Shares	4.50
Capital Shares	5.34

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages based on total market value of investments.
(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Shares, Reserve Shares, Cash Management Shares and Capital Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 4.95%, 5.00%, 5.16%, 4.28%, 4.28%, 5.22%, 4.74%, 4.48% and 5.27% for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Shares, Reserve Shares, Cash Management Shares and Capital Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Prime Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

2   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

JPMorgan Liquid Assets Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Objective	Seeks current income with liquidity and stability of principal.
Primary Investments
High quality, short-term instruments including corporate notes, U.S. government securities, asset-backed securities, repurchase agreements, commercial paper, funding agreements, certificates of deposit and bank obligations.

Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Class B, Class C, Institutional, Reserve, Investor, Capital and Service Shares
Net Assets as of 8/31/06	$9.2 Billion
Average Maturity	45 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

MATURITY SCHEDULE*

1 day	15.5%
2–7 days	13.7
8–30 days	32.6
31–60 days	8.5
61–90 days	17.6
91–180 days	7.6
181+ days	4.5

7-DAY SEC YIELD (1)

Morgan Shares	4.86%
Premier Shares	5.01
Agency Shares	5.21
Class B Shares	4.46
Class C Shares	4.46
Institutional Shares	5.27
Reserve Shares	4.75
Investor Shares	4.95
Capital Shares	5.31
Service Shares	4.43

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

*	Percentages based on total market value of investments.
(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Shares, Reserve Shares, Investor Shares, Capital Shares and Service Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 4.81%, 4.97%, 5.13%, 4.24%, 4.24%, 5.18%, 4.71%, 4.92%, 5.23% and 4.34% for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Shares, Reserve Shares, Investor Shares, Capital Shares and Service Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Liquid Assets Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   3

JPMorgan U.S. Government Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Objective	Seeks high current income with liquidity and stability of principal.
Primary Investments	High quality, short-term securities issued or guaranteed by the U.S. government or by U.S. government agencies or instrumentalities.
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional, Reserve, Capital and Service Shares
Net Assets as of 8/31/06	$18.1 Billion
Average Maturity	34 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	37.9%
2–7 days	4.6
8–30 days	36.9
31–60 days	3.2
61–90 days	3.5
91–180 days	10.4
181+ days	3.5

7-DAY SEC YIELD (1)

Morgan Shares	4.82%
Premier Shares	4.97
Agency Shares	5.17
Institutional Shares	5.23
Reserve Shares	4.71
Capital Shares	5.27
Service Shares	4.39

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages based on total market value of investments.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, Reserve Shares, Capital Shares and Service Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 4.78%, 4.94%, 5.10%, 5.15%, 4.68%, 5.20% and 4.31% for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, Reserve Shares, Capital Shares and Service Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan U.S. Government Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

4   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

JPMorgan U.S. Treasury Plus Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Objective	Seeks current income with liquidity and stability of principal.
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds, and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by such obligations.
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Class B, Class C, Institutional, Reserve and Investor Shares
Net Assets as of 8/31/06	$10.4 Billion
Average Maturity	1 day
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Approved

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Approved status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	99.9%
2–7 days	0.0
8–30 days	0.0
31–60 days	0.0
61–90 days	0.0
91–180 days	0.1
181+ days	0.0

7-DAY SEC YIELD (1)

Morgan Shares	4.83%
Premier Shares	4.97
Agency Shares	5.17
Class B Shares	4.43
Class C Shares	4.43
Institutional Shares	5.24
Reserve Shares	4.71
Investor Shares	4.91

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages based on total market value of investments.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Shares, Reserve Shares and Investor Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 4.79%, 4.94%, 5.10%, 4.22%, 4.22%, 5.16%, 4.68% and 4.89% for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Shares, Reserve Shares and Investor Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan U.S. Treasury Plus Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   5

JPMorgan Federal Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Objective	Current income while still preserving capital and maintaining liquidity.
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes as well as debt obligations issued or guaranteed by U.S. government agencies or instrumentalities.
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional and Reserve Shares
Net Assets as of 8/31/06	$4.4 Billion
Average Maturity	51 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Approved

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Approved status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	22.6%
2–7 days	6.7
8–30 days	33.4
31–60 days	9.2
61–90 days	15.8
91–180 days	3.1
181+ days	9.2

7-DAY SEC YIELD (1)

Morgan Shares	4.81%
Premier Shares	4.95
Agency Shares	5.15
Institutional Shares	5.21
Reserve Shares	4.69

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages based on total market value of investments.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares and Reserve Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 4.77%, 4.92%, 5.08%, 5.13%, and 4.66% for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares and Reserve Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Federal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

6   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

JPMorgan 100% U.S. Treasury Securities Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Objective	Highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes.
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional, Reserve and Capital Shares
Net Assets as of 8/31/06	$7.7 Billion
Average Maturity	38 days
S&P rating*	AAAm–G
Moody’s rating*	Aaa
NAIC rating*	Approved

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The ‘G’ designation in the S&P rating means that the Fund’s portfolio consists primarily of U.S. Government securities. The National Association of Insurance Commissioners’ (NAIC’s) Approved status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	0.0%
2–7 days	12.4
8–30 days	45.1
31–60 days	14.5
61–90 days	20.4
91–180 days	7.6
181+ days	0.0

7-DAY SEC YIELD (1)

Morgan Shares	4.62%
Premier Shares	4.77
Agency Shares	4.97
Institutional Shares	5.03
Reserve Shares	4.51
Capital Shares	5.07

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages based on total market value of investments.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, Reserve Shares and Capital Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 4.58%, 4.74%, 4.90%, 4.95%, 4.48%, and 5.00% for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, Reserve Shares and Capital Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan 100% U.S. Treasury Securities Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   7

JPMorgan Tax Free Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Objective	Highest possible level of current income which is excluded from gross income, while preserving capital and maintaining liquidity.*
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes.
Suggested investment time frame	Short-term municipal obligations
Share classes offered	Morgan, Premier, Agency, Institutional and Reserve Shares
Net Assets as of 8/31/06	$15.1 Billion
Average Maturity	29 days
S&P rating**	AAAm
Moody’s rating**	Aaa
NAIC rating**	Class 1

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

**	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE***

1 day	2.5%
2–7 days	82.5
8–30 days	1.1
31–60 days	2.4
61–90 days	2.5
91–180 days	4.2
181+ days	4.8

7-DAY SEC YIELD (1)

Morgan Shares	3.01%
Premier Shares	3.15
Agency Shares	3.35
Institutional Shares	3.41
Reserve Shares	2.89

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

***	Percentages based on total market value of investments.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares and Reserve Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 2.97%, 3.12%, 3.28%, 3.33% and 2.86% for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares and Reserve Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Tax Free Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

8   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

JPMorgan Municipal Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Objective	Seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.
Primary Investments	High quality short-term municipal securities, which provide tax-exempt income.
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional, Reserve, Service and E*Trade Shares
Net Assets as of 8/31/06	$3.3 Billion
Average Maturity	39 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

MATURITY SCHEDULE**

1 day	15.4%
2–7 days	60.8
8–30 days	2.3
31–60 days	9.1
61–90 days	2.5
91–180 days	0.8
181+ days	9.1

7-DAY SEC YIELD (1)

Morgan Shares	3.05%
Premier Shares	3.19
Agency Shares	3.39
Institutional Shares	3.45
Reserve Shares	2.94
Service Shares	2.62
E*Trade Shares	2.63

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages based on total market value of investments.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, Reserve Shares, Service Shares and E*Trade Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 3.00%, 3.15%, 3.31%, 3.36%, 2.90%, 2.53% and 2.54% for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, Reserve Shares, Service Shares and E*Trade Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   9

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset Backed Securities — 1.3%
100,000	Newcastle CDO Ltd. (Cayman Islands), Series 3A, Class 1MM, FRN, 5.43%, 09/24/06 (e) (i)	100,000
	Steers Delaware Business Trust,
332,000	Series 2006-1, FRN, 5.41%, 9/27/06 (e) (i)	332,000
330,000	Series 2006-1, FRN, 5.48%, 10/05/06 (e) (i)	330,000
45,034	TIAA Retail Commercial Trust, (Cayman Islands), Series 1A, Class A1MM, FRN, 5.43%, 09/28/06 (e) (i)	45,034
50,972	Wachovia Asset Securitization, Inc., Series 2005-HM1A, Class AMM, FRN, 5.39%, 09/25/06 (e) (i)	50,972
	Wind Master Trust Notes,
169,116	Series 2005-12A, Class A2, FRN, 5.40%, 09/25/06 (e) (i)	169,116
99,000	Series 2005-12A, Class A3, FRN, 5.40%, 09/25/06 (e) (i)	99,000
	Total Asset Backed Securities (Cost $1,126,122)	1,126,122

Corporate Bonds — 22.9%
	Capital Markets — 2.9%
385,000	Goldman Sachs Group, Inc., 5.42%, 12/21/06 (i)	385,000
250,000	Lehman Brothers Holdings, Inc., FRN, 5.46%, 09/22/06	250,000
	Links Finance LLC,
59,000	FRN, 5.37%, 09/15/06 (e)	58,999
100,000	FRN, 5.39%, 10/18/06 (e)	100,000
100,000	FRN, 5.39%, 10/20/06 (e)	100,000
150,000	FRN, 5.40%, 10/25/06 (e)	149,991
85,000	FRN, 5.51%, 09/27/06 (e)	84,999
65,000	FRN, 5.53%, 11/01/06 (e)	64,996
345,000	Merrill Lynch & Co., Inc., 5.53%, 10/05/06	345,000
925,000	Morgan Stanley Asset Funding, Inc. 5.53%, 01/16/07 (i)	925,000
		2,463,985
	Commercial Banks — 10.1%
130,000	ANZ National International Ltd., FRN, 5.46%, 09/07/06 (e) (m)	130,000
100,000	Australia & New Zealand Banking Group Ltd., FRN, 5.40%, 06/23/10 (e)	100,000
	Bank of America, N.A.,
715,000	FRN, 5.39%, 09/18/06	715,000
553,000	FRN, 5.39%, 10/24/06	553,000
350,000	FRN, 5.41%, 09/18/06	350,000
150,000	FRN, 5.44%, 09/05/06	150,000
200,000	5.46%, 10/10/06	200,000
175,000	Banque Nationale de Paris, FRN, 5.43%, 10/04/06	174,996
	Barclays Bank plc (United Kingdom), FRN,
200,000	5.36%, 09/27/06	199,987
251,000	5.44%, 10/04/06	250,971
600,000	Bayerische Landesbank Hessen (Germany), FRN, 5.45%, 09/25/06	600,000
	BNP Paribas (France),
225,000	FRN, 5.37%, 09/26/06 (e)	225,000
215,000	FRN, 5.44%, 11/20/06 (e)	215,000
139,000	Calyon New York, FRN, 5.50%, 11/10/06	138,989
525,000	Canadian Imperial Bank of Commerce (Canada), FRN, 5.52%, 09/15/06	525,000
200,000	Fifth Third Bancorp., FRN, 5.38%, 09/25/06 (e)	200,000
	HBOS Treasury Services plc (United Kingdom),
570,000	FRN, 5.53%, 10/02/06 (e)	570,000
805,000	FRN, 5.54%, 11/20/06 (e)	805,000
300,000	FRN, 5.61%, 09/25/06 (e)	300,000
125,000	HSBC Bank USA N.A., FRN, 5.35%, 09/14/06	125,023
550,000	Natexis Banques Populaires, FRN, 5.44%, 09/05/06	550,000
	Royal Bank of Scotland plc (United Kingdom),
250,000	FRN, 5.39%, 09/21/06 (e)	250,000
100,000	FRN, 5.43%, 11/24/06 (e)	100,012
150,300	Santander US Debt S.A. Unipersonal, FRN, 5.47%, 09/21/07 (e)	150,360
	Societe Generale (France),
100,000	FRN, 5.36%, 09/29/06	99,997
85,000	FRN, 5.44%, 11/02/06 (e)	85,000
	Wells Fargo & Co.,
271,000	FRN, 5.45%, 10/03/06	271,000
175,000	FRN, 5.52%, 01/02/06	175,000
160,000	Western Pacific Banking Corp., FRN, 5.41%, 09/11/06	160,000
150,000	Westpac Banking Corp. (Australia), FRN, 5.44%, 11/27/06 (e)	150,104
		8,519,439
	Consumer Finance — 0.1%
80,000	Toyota Motor Credit Corp., FRN, 5.37%, 11/06/06	80,000
	Diversified Financial Services — 9.8%
50,000	Allstate Life Global Funding Trusts, FRN, 5.45%, 10/05/06	50,000
	Beta Finance, Inc.,
155,000	FRN, 5.37%, 09/15/06 (e)	154,984
170,000	FRN, 5.39%, 11/24/06 (e)	169,988

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Diversified Financial Services — Continued
103,000	FRN, 5.39%, 11/27/06 (e)	102,993
105,000	FRN, 5.39%, 11/29/06 (e)	104,992
335,000	FRN, 5.40%, 10/20/06 (e)	334,971
150,000	FRN, 5.55%, 10/23/06 (e)	149,990
	CC USA, Inc.,
91,500	5.41%, 09/04/07	91,491
62,000	FRN, 5.36%, 09/15/06 (e)	62,000
160,000	FRN, 5.39%, 11/14/06 (e)	159,997
64,000	FRN, 5.39%, 11/24/06	63,995
200,000	FRN, 5.40%, 10/27/06	199,991
150,000	FRN, 5.53%, 09/26/06 (e)	149,998
111,500	Citigroup, Inc.,	111,548
	FRN, 5.53%, 10/12/06
310,000	Counts Trust, FRN, 5.40%, 9/11/06 (e) (i)	310,000
	Dorada Finance, Inc.,
250,000	FRN, 5.40%, 10/23/06 (e)	249,978
240,000	FRN, 5.40%, 10/25/06 (e)	239,979
	Five Finance, Inc.,
41,000	FRN, 5.39%, 11/20/06 (e)	40,999
150,000	FRN, 5.39%, 11/24/06 (e)	149,997
	General Electric Capital Corp.,
220,000	FRN, 5.36%, 09/24/06	220,000
400,000	FRN, 5.51%, 09/18/06	400,000
350,000	FRN, 5.52%, 12/07/09	350,000
150,000	FRN, 5.53%, 09/29/06	150,000
468,000	FRN, 5.57%, 07/09/07	468,000
	K2 (USA) LLC,
15,000	FRN, 5.36%, 09/20/06 (e)	15,000
85,000	FRN, 5.36%, 10/25/06 (e)	84,999
90,000	FRN, 5.37%, 09/11/06 (e)	89,999
36,300	FRN, 5.38%, 09/15/06 (e)	36,294
200,000	FRN, 5.40%, 10/20/06 (e)	199,982
90,000	FRN, 5.41%, 11/06/06 (e)	89,992
150,000	FRN, 5.41%, 11/15/06 (e)	149,986
110,000	FRN, 5.49%, 09/25/06 (e)	109,999
95,000	FRN, 5.52%, 09/28/06 (e)	94,999
100,000	FRN, 5.53%, 10/06/06 (e)	99,987
40,000	FRN, 5.53%, 10/25/06 (e)	40,007
125,000	FRN, 5.54%, 10/10/06 (e)	124,984
263,000	Money Market Trust, FRN, 5.48%, 09/15/06 (e) (i)	263,000
120,000	Premium Asset Trust, FRN, 5.63%, 10/02/06 (e) (i)	120,000
	Restructured Asset Securities with Enhanced Returns (RACERS),
364,500	FRN, 5.61%, 09/18/06 (e) (i)	364,500
120,000	FRN, 5.67%, 10/03/06 (e) (i)	120,000
185,000	FRN, 5.70%, 09/08/06 (e) (i)	185,000
	Sigma Finance, Inc.,
175,000	FRN, 5.37%, 09/12/06 (e)	175,000
350,000	FRN, 5.39%, 09/11/06 (e)	349,982
87,000	FRN, 5.39%, 09/18/06 (e)	87,000
40,000	FRN, 5.39%, 12/05/06 (e)	40,000
300,000	FRN, 5.40%, 10/11/06 (e)	299,974
	Structured Asset Repackaged Trust,
50,000	FRN, 5.49%, 10/15/08 (e) (i)	50,000
	Tango Finance Corp.,
60,000	FRN, 5.40%, 11/15/06 (e)	60,000
139,000	FRN, 5.45%, 09/15/06 (e)	138,988
94,500	FRN, 5.55%, 10/30/06 (e)	94,498
177,000	FRN, 5.55%, 10/17/06 (e)	176,993
35,000	FRN, 5.55%, 04/10/07 (e)	34,998
134,000	Union Hamilton Special Funding LLC, FRN, 5.57%, 09/28/06 (e)	134,000
		8,316,052
	Total Corporate Bonds (Cost $19,379,476)	19,379,476
	Funding Agreements — 0.7%
	Insurance — 0.7%
200,000	Metropolitan Life Insurance Co., 5.45%, 03/15/07 (e) (f) (i)	200,000
	New York Life Insurance Co.,
200,000	5.22%, 02/23/07 (e) (f) (i)	200,000
200,000	5.60%, 07/25/07 (e) (f) (i)	200,000
20,000	Transamerica Occidental Life Insurance Co., 5.65%, 05/11/07 (e) (f) (i)	20,000
	Total Funding Agreements (Cost $620,000)	620,000
	Municipal Bonds — 0.1%
60,000	New York City, Taxable, Sub Series A-10, GO, FSA, 5.27%, 11/01/21 (Cost $60,000)	60,000
	U.S. Government Agency Securities — 0.2%
35,000	Federal Home Loan Bank, 4.65%, 09/29/06	34,974
99,310	Federal National Mortgage Association, FRN, 5.43%, 09/07/06	99,310
	Total U.S. Government Agency Securities (Cost $134,284)	134,284

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   11

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Certificates of Deposit — 29.6%
	American Express Bank,
165,000	5.57%, 01/11/07	165,000
150,000	5.57%, 01/16/07	150,000
360,000	Bank of Nova Scotia, 5.28%, 09/08/06	360,000
	Barclays Bank plc (United Kingdom),
556,000	4.73%, 11/06/06	556,000
456,500	4.79%, 12/05/06	456,500
435,500	5.53%, 06/18/07	435,500
700,000	FRN, 5.36%, 12/22/06	699,963
	BNP Paribas (France),
302,200	4.77%, 01/24/07	302,200
589,150	5.24%, 09/08/06	589,150
274,000	5.41%, 02/28/07	274,000
	Calyon N.A. Co.,
360,000	4.71%, 11/06/06	360,000
179,000	4.77%, 01/24/07	179,000
100,000	5.00%, 02/12/07	99,772
457,000	5.25%, 04/05/07	457,000
250,000	5.30%, 10/03/06	250,000
245,000	Charter One Bank N.A., 5.40%, 09/18/06	245,000
	Citibank N.A.,
351,650	5.35%, 11/30/06	351,650
54,000	5.36%, 11/13/06	54,000
75,000	5.44%, 10/06/06	75,000
	Citizens Bank,
80,000	5.50%, 10/31/06	80,000
75,000	5.45%, 09/29/06	75,000
	Credit Agricole S.A.,
80,000	4.90%, 02/05/07	79,792
340,000	4.94%, 02/07/07	340,000
90,000	4.98%, 01/30/07	89,947
433,000	5.09%, 03/01/07	433,000
315,000	FRN, 5.56%, 07/22/11 (e)	315,000
	Credit Industriel et Commercial,
870,000	5.37%, 11/13/06	870,008
246,000	5.51%, 10/23/06	246,000
434,000	5.57%, 01/24/07	434,000
114,500	Credit Suisse First Boston LLC, 5.68%, 11/07/06	114,304
	Deutsche Bank AG,
60,000	5.36%, 11/21/06	59,999
100,000	5.37%, 11/27/06	99,977
150,000	5.41%, 09/20/06	150,000
285,500	5.42%, 08/31/07	285,500
	Deutsche Bank Securities, Inc.,
468,765	4.80%, 10/26/06	468,765
48,300	4.97%, 02/07/07	48,300
305,000	Dexia Credit Local (France), FRN, 5.43%, 10/03/06	304,995
185,590	ForeningsSparbanken AB, 5.42%, 08/31/07	185,590
100,000	DZ Bank AG, 5.37%, 11/01/06	100,014
	HBOS Treasury Services plc (United Kingdom),
426,900	4.30%, 09/28/06	426,900
290,000	5.21%, 09/05/06	290,000
700,000	5.24%, 09/05/06	700,000
600,000	5.35%, 11/21/06	600,000
165,000	5.45%, 11/07/06	165,000
	HSBC Securities (USA), Inc.,
192,000	5.25%, 11/16/06	191,995
80,000	5.36%, 12/13/06	80,000
340,000	Landesbank Baden-Wuerttemberg (Germany), 5.55%, 01/17/07	340,006
120,000	Landesbank Hessen (Germany), FRN, 5.44%, 11/06/06	119,994
80,000	Lehman Brothers, Inc., 5.57%, 01/09/07	80,000
	Nordea Bank of Finland plc (Finland),
500,000	5.37%, 12/13/06	500,000
25,000	5.58%, 06/20/07	25,000
	Mizuho Corporate Bank,
500,000	5.37%, 11/24/06	500,000
280,000	5.37%, 12/01/06	280,000
100,000	Mizuho Financial Group, Inc., 5.37%, 11/27/06	100,000
	Norinchukin Bank Ltd.,
475,000	5.29%, 09/22/06	475,000
215,000	5.30%, 09/25/06	215,000
150,000	5.37%, 11/22/06	150,000
475,000	5.37%, 11/27/06	475,000
400,000	Royal Bank of Canada, FRN, 5.46%, 12/22/06	399,976
	Royal Bank of Scotland plc (United Kingdom),
594,400	4.31%, 09/29/06	594,400
178,000	5.27%, 09/20/06	178,001
300,000	San Paolo IMI S.p.A., 5.26%, 11/22/06	299,998
75,000	Skandinaviska Enskilda Banken AB, 5.38%, 02/20/07	75,017
	Societe Generale,
507,500	4.81%, 10/30/06	507,500
757,000	5.50%, 02/07/07	757,000
450,000	5.62%, 09/06/06	449,915
104,000	FRN, 5.37%, 09/20/06	103,971

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

220,000	Certificates of Deposit — Continued Svenska Handelsbanken AB, FRN, 5.45%, 01/05/07	219,972
379,350	Toronto Dominion Bank, 4.75%, 10/27/06	379,350
	UBS AG,
875,000	5.28%, 09/20/06	875,000
196,900	5.40%, 09/18/06	196,900
	UniCredito Italiano S.p.A.,
200,000	5.25%, 11/20/06	200,000
145,000	5.26%, 11/22/06	145,005
198,000	5.28%, 09/14/06	198,000
1,464,900	Washington Mutual Bank, 5.33%, 09/12/06	1,464,900
	Wells Fargo Bank N.A.,
80,000	5.28%, 09/18/06	80,000
500,000	5.29%, 09/19/06	499,997
785,000	FRN, 5.37%, 03/09/07	785,000
	Total Certificates of Deposit (Cost $24,963,723)	24,963,723
	Commercial Paper — 26.8% (n)
119,579	AB Spintab, 5.48%, 09/27/06	119,113
254,000	Aegis Finance, 5.29%, 09/21/06	253,256
	Alliance & Leicester plc,
50,000	5.30%, 09/15/06	49,898
80,000	5.35%, 12/11/06	78,831
100,000	5.41%, 11/06/06	99,023
100,000	5.43%, 11/01/06	99,092
	Amstel Funding Corp.,
125,000	5.37%, 11/15/06	123,621
297,000	5.39%, 09/15/06	296,386
79,000	5.45%, 10/06/06	78,587
149,500	5.46%, 10/24/06	148,315
210,000	5.46%, 10/30/06	208,145
175,000	5.47%, 10/05/06	174,109
65,000	5.50%, 09/29/06	64,726
50,000	Amsterdam Funding Corp., 5.46%, 10/02/06	49,768
200,000	ANZ National International Ltd., 5.49%, 12/18/06 (m)	196,796
	Aquinas Funding LLC,
59,444	5.46%, 10/25/06	58,963
56,873	5.55%, 01/22/07	55,653
	ASAP Funding Ltd.,
105,000	5.42%, 10/02/06	104,514
83,500	5.43%, 10/10/06	83,014
25,000	5.43%, 10/31/06	24,777
62,000	5.44%, 10/13/06	61,611
44,220	ASPEN Funding Corp., 5.41%, 09/18/06	44,108
	Atlantic Asset Corp.,
70,841	5.40%, 09/12/06	70,725
49,445	5.40%, 09/15/06	49,342
	Atlantis One Funding Corp.,
86,000	5.28%, 09/11/06	85,874
170,704	5.28%, 09/22/06	170,180
175,485	5.40%, 09/18/06	175,042
50,000	5.43%, 11/01/06	49,546
270,000	Bank of America Corp., 5.44%, 10/05/06	268,632
100,000	Bank of Ireland (Ireland), 5.43%, 10/27/06	99,166
232,800	Bank of Nova Scotia, 5.41%, 09/20/06	232,141
230,000	Banque et Caisse d’Epargne de l’Etat, 5.38%, 02/26/07	224,047
113,000	Barclays U.S. Funding LLC, 5.46%, 10/11/06	112,324
84,000	BASF AG, 5.38%, 09/11/06	83,876
160,000	Bear Stearns & Co., 5.38%, 03/16/07	160,000
183,000	Blue Spice LLC, 5.47%, 10/11/06	181,904
89,000	BNP Paribas, 5.40%, 02/28/07	86,658
	Caisse Nationale des Caisses d’Epargne et de Prevoyance,
150,000	5.40%, 02/26/07 (e)	146,099
200,000	5.41%, 03/06/07 (e)	194,565
	Cancara Asset Securitization LLC,
43,804	5.28%, 09/21/06	43,676
76,016	5.28%, 09/22/06	75,783
136,831	5.34%, 09/05/06	136,750
	CBA Delaware Finance, Inc.,
172,725	5.41%, 09/19/06	172,262
258,000	5.44%, 10/06/06	256,653
	CC USA, Inc.,
50,000	5.48%, 09/28/06	49,797
100,000	5.48%, 09/29/06	99,580
236,956	CDC Commercial Paper Corp., 5.29%, 09/12/06	236,575
35,000	CGD North American Finance LLC, 5.37%, 11/01/06 (e)	34,686
	Charta Corp.,
121,000	5.28%, 09/21/06	120,646
93,700	5.35%, 10/30/06	92,888
170,000	5.43%, 11/10/06	168,232
100,000	Ciesco LLC, 5.44%, 10/06/06	99,479
	Citibank Credit Card Insurance Trust,
415,000	5.39%, 09/12/06	414,325
335,000	5.39%, 09/13/06	334,406
174,000	Citibank N.A., 5.30%, 09/11/06	173,747
144,500	Clipper Receivables Corp., 5.45%, 10/20/06	143,442

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   13

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Commercial Paper — Continued
	Concord Minutemen Capital Co. LLC,
70,000	5.37%, 01/26/07	69,994
179,846	5.39%, 03/02/07	175,072
225,000	5.42%, 09/12/06	224,631
250,000	Cooperative Centrale, 5.28%, 09/22/06	249,234
	Corporate Asset Funding Co., Inc.,
111,864	5.40%, 09/19/06	111,565
140,000	5.43%, 11/10/06	138,543
	CRC Funding LLC,
100,000	5.45%, 10/06/06	99,478
85,000	5.47%, 10/12/06	84,478
	Credit Suisse First Boston LLC,
491,250	5.28%, 09/11/06	490,532
244,200	5.40%, 09/18/06	243,583
	Crown Point Capital Co. LLC,
113,753	5.29%, 09/12/06	113,571
140,000	5.31%, 09/08/06 (e)	139,999
	Curzon Funding Ltd.,
100,000	5.35%, 11/29/06	98,695
99,000	5.43%, 10/27/06	98,175
	Dakota Notes (Citibank Credit Card Issuance Trust),
43,500	5.29%, 09/12/06	43,430
200,000	5.35%, 11/16/06	197,771
130,000	5.40%, 09/06/06	129,903
250,984	Deutsche Bank Financial LLC, 5.28%, 09/18/06	250,361
	Dorada Finance, Inc.,
26,500	5.47%, 09/15/06	26,444
146,995	5.48%, 09/28/06	146,400
	DZ Bank AG,
50,000	5.28%, 09/22/06	49,847
104,000	5.36%, 11/24/06	102,716
76,500	5.42%, 09/20/06	76,283
	Edison Asset Securities LLC,
81,000	5.36%, 12/11/06 (e)	79,814
87,594	5.42%, 09/22/06 (e)	87,320
	Emerald Notes Program,
265,225	5.29%, 09/26/06	264,254
196,137	5.36%, 09/13/06 (e)	195,788
118,000	5.37%, 11/02/06	116,921
100,000	Eureka Securitization, Inc., 5.45%, 10/06/06	99,478
121,000	FCAR Owner Trust, 5.29%, 09/25/06	120,576
47,000	Galaxy Funding, Inc., 5.28%, 09/12/06	46,925
100,000	Galleon Capital LLC, 5.35%, 09/08/06	99,897
75,000	Gemini Securities Corp., 5.43%, 10/31/06	74,330
	General Electric Capital Corp.,
50,000	5.28%, 09/01/06	50,000
369,300	5.36%, 11/07/06	365,664
240,000	5.36%, 11/07/06	237,637
400,000	5.36%, 12/11/06	394,142
51,568	George Street Finance LLC, 5.30%, 09/21/06 (e)	51,417
	Grampian Funding LLC,
562,750	5.00%, 09/12/06 (e)	561,911
68,000	5.26%, 11/17/06 (e)	67,255
713,100	5.28%, 11/20/06 (e)	704,955
365,315	5.32%, 11/29/06 (e)	360,632
300,000	5.37%, 11/13/06 (e)	296,782
140,000	5.37%, 12/08/06 (e)	138,007
450,000	5.42%, 09/26/06 (e)	448,331
89,000	HBOS Treasury Services plc, 5.47%, 09/28/06	88,640
	Irish Life & Permanent plc,
100,000	5.37%, 12/12/06	98,518
100,000	5.47%, 10/13/06 (e)	99,370
173,000	K2 (USA) LLC, 5.48%, 09/27/06	172,325
	KBC Financial Products International, Ltd.,
100,000	5.30%, 09/18/06	99,751
87,234	5.35%, 12/05/06 (e)	86,035
	Lake Constance Funding LLC,
68,000	5.29%, 09/15/06	67,862
53,000	5.30%, 09/12/06	52,915
100,000	5.48%, 10/06/06	99,475
99,356	Leafs LLC, 5.40%, 02/20/07	99,356
29,000	Liberty Street Funding Corp., 5.34%, 09/05/06	28,983
128,072	Mane Funding Corp., 5.36%, 11/09/06	126,773
214,852	MBNA Master Credit Card Trust, 5.34%, 09/12/06 (e)	214,506
50,000	Morgan Stanley & Co., Inc., 5.45%, 01/05/07	50,000
101,640	Nationwide Building Society, 5.29%, 09/14/06	101,448
100,000	Newport Funding Corp., 5.43%, 10/31/06	99,107
100,000	Nordea Bank N.A., Inc., 5.43%, 10/31/06	99,107
	Northern Rock plc,
100,000	5.46%, 11/06/06	99,014
97,892	5.47%, 10/26/06	97,086
	Park Granada LLC,
157,869	5.29%, 09/01/06	157,869
175,159	5.29%, 09/13/06 (e)	174,851
255,000	5.29%, 09/14/06 (e)	254,515
50,688	5.46%, 10/04/06	50,438

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Commercial Paper — Continued
	Picaros Funding LLC,
147,138	5.22%, 11/07/06	145,747
50,000	5.35%, 09/08/06 (e)	49,948
125,187	Rabobank USA Finance Corp., 5.27%, 09/01/06	125,187
	Raiffeisen Zentralbank Oesterreich AG,
32,000	5.30%, 09/20/06	31,911
70,000	5.35%, 09/18/06	69,824
46,000	5.35%, 11/27/06 (e)	45,413
150,000	5.36%, 11/28/06	148,062
40,000	Saint Germain Holding, 5.33%, 09/06/06	39,970
500,000	Santander Central Hispano, 5.35%, 12/12/06	492,619
300,000	Santander Central Hispano Financial Services Ltd., 5.36%, 11/09/06	296,961
75,000	Santander Hipano Finance Delaware, Inc., 4.75%, 10/23/06	74,503
	Scaldis Capital LLC,
41,022	5.26%, 11/13/06	40,596
210,000	5.28%, 09/25/06 (e)	209,264
339,653	5.31%, 09/20/06 (e)	338,706
17,806	5.32%, 11/28/06 (e)	17,580
38,606	5.44%, 10/05/06	38,410
100,000	Sedna Finance, Inc., 5.35%, 12/08/06	98,582
	Sheffield Receivables Co.,
99,475	5.28%, 09/13/06	99,300
100,090	5.28%, 09/22/06	99,783
45,000	Sigma Finance, Inc., 5.39%, 02/28/07 (e)	43,819
56,000	Silver Tower, 5.40%, 09/14/06	55,892
110,000	Spintab AB, 5.48%, 09/28/06	109,554
	St. George Bank Ltd. (Australia),
69,000	5.41%, 09/20/06	68,805
123,300	5.45%, 10/06/06	122,655
190,000	Svenska Handelsbanken, 5.46%, 10/10/06	188,893
57,000	Swedish National Housing Finance, 5.33%, 09/15/06	56,883
	Thames Asset Global Securitization, Inc.,
82,870	5.29%, 09/07/06 (e)	82,797
250,684	5.29%, 09/15/06 (e)	250,171
180,000	5.29%, 09/20/06 (e)	179,499
133,003	Tulip Funding Corp., 5.31%, 09/29/06	132,457
25,749	UBS Americas, Inc., 5.27%, 09/01/06	25,749
72,453	UBS Finance Delaware LLC, 5.40%, 09/12/06	72,334
	Variable Funding Capital,
94,500	5.29%, 09/26/06	94,155
275,000	5.42%, 09/18/06	274,302
113,000	Westpac Banking Corp. (New Zealand), 5.45%, 10/05/06	112,426
81,181	Windmill Funding Corp., 5.26%, 09/07/06	81,111
	Total Commercial Paper (Cost $22,669,907)	22,669,907
	Repurchase Agreements — 7.7%
345,000	Bank of America N.A., 5.29% dated 08/31/06, due 09/01/06, repurchase price $345,051, collateralized by U.S. Government Agency Securities with a value of $351,900	345,000
300,000	Bank of America N.A., 5.36% dated 08/31/06, due 09/01/06, repurchase price $300,045, collateralized by Corporate Bonds and Notes with a value of $309,000	300,000
200,000	Bear Stearns & Cos., Inc., 5.37% dated 08/31/06, due 09/01/06, repurchase price $200,030, collateralized by Collateralized Mortgage Obligations with a value of $206,002	200,000
2,550,000	Citigroup, Inc., 5.36%, dated 08/31/06, due 09/01/06, repurchase price $2,550,380, collateralized by Asset Backed Securities, Collateralized Mortgage Obligations and Commercial Paper with a value of $2,626,500	2,550,000
73,049	Deutsche Bank Securities, Inc., 5.24%, dated 08/31/06, due 09/01/06, repurchase price $73,060, collateralized by U.S. Government Agency Securities with a value of $74,513	73,049
450,000	Deutsche Bank Securities, Inc., 5.37%, dated 08/31/06, due 09/01/06, repurchase price $450,067, collateralized by Collateralized Mortgage Obligations with a value of $463,500	450,000
302,916	Goldman Sachs & Co., 5.29%, 08/31/06, due 09/01/06, repurchase price $302,961, collateralized by U.S. Government Agency Securities with a value of $311,740	302,916
200,000	Goldman Sachs & Co., 5.36%, 08/31/06, due 09/01/06, repurchase price $200,030, collateralized by Corporate Bonds and Notes with a value of $206,000	200,000
1,100,000	Goldman Sachs & Co., 5.38%, 08/31/06, due 09/01/06, repurchase price $1,100,164, collateralized by Corporate Bonds and Notes with a value of $1,149,136	1,100,000
200,000	Goldman Sachs & Co., 5.41%, 08/31/06, due 09/01/06, repurchase price $200,030, collateralized by Collateralized Mortgage Obligations with a value of $206,000	200,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   15

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Repurchase Agreements — Continued
625,000	Merrill Lynch & Co., Inc., 5.35%, dated 08/31/06, due 09/01/06, repurchase price $625,093, collateralized by Corporate Bonds and Notes with a value of $643,757	625,000
100,000	Merrill Lynch & Co., Inc., 5.37%, dated 08/31/06, due 09/01/06, repurchase price $100,015, collateralized by Corporate Bonds and Notes with a value of $103,004	100,000
73,048	Morgan Stanley & Co., Inc., 5.24%, dated 08/31/06, due 09/01/06, repurchase price $73,059, collateralized by U.S. Government Agency Securities with a value of $74,693	73,048
	Total Repurchase Agreements (Cost $6,519,013)	6,519,013
	Time Deposits — 11.3%
1,000,000	Abbey National plc, 5.29%, 09/01/06	1,000,000
780,000	Calyon N.A. Co., 5.29%, 09/01/06	780,000
773,835	Fortis Bank S.A., 5.29%, 09/01/06	773,835
2,755,000	ING Bank N.V., 5.30%, 09/01/06	2,755,000
476,000	Lehman Brothers, Inc., 5.46%, 03/01/07 (i)	476,000
125,000	Morgan Stanley, 5.39%, 01/16/07 (i)	125,000
1,827	National Australia Bank, 5.28%, 09/01/06	1,827
900,000	National City Bank, 5.30%, 09/01/06	900,000
400,000	Regions Bank, 5.31%, 09/01/06	400,000
618,055	Societe Generale, 5.30%, 09/01/06	618,055
500,000	US Bank N.A., 5.31%, 09/01/06	500,000
1,181,879	Wachovia Bank N.A., 5.30%, 09/01/06	1,181,879
	Total Time Deposits (Cost $9,511,596)	9,511,596
	Total Investments — 100.6% (Cost $84,984,121)*	84,984,121
	Liabilities in Excess of Other Assets — (0.6)%	(529,041)
	NET ASSETS — 100.0%	$84,455,080

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 3.1%
	Steers Delaware Business Trust,
80,000	Series 2006-1, FRN, 5.41%, 09/27/06 (e) (i)	80,000
50,000	Series 2006-1, FRN, 5.48%, 10/05/06 (e) (i)	50,000
	Wachovia Asset Securitization, Inc.,
8,995	Series 2005-HM1A, Class AMM, FRN, 5.39%, 06/25/35 (e) (i)	8,995
71,976	Series HM1AA, Class A FRN, 5.32%, 09/25/06 (e)	71,976
	Wind Master Trust Notes,
44,986	Series 2005-J1A, Class A2, FRN, 5.31%, 09/25/06 (e) (i)	44,986
25,000	Series 2005-J1A, Class A2, FRN, 5.40%, 09/25/06 (e) (i)	25,000
	Total Asset-Backed Securities (Cost $280,957)	280,957
Certificates of Deposit — 26.3%
	American Express Bank,
35,000	5.57%, 01/11/07	35,000
25,000	5.57%, 01/17/07	25,000
	Barclays Bank plc (United Kingdom),
200,000	4.73%, 11/06/06	200,000
60,000	4.79%, 12/05/06	60,000
58,880	5.53%, 06/18/07	58,880
	BNP Paribas (France),
55,000	4.77%, 01/24/07	55,000
10,400	5.24%, 09/08/06	10,400
	Calyon N.A. Co.,
15,000	5.00%, 02/12/07	14,966
67,000	5.25%, 04/05/07	67,000
50,000	5.30%, 10/03/06	50,000
25,000	Charter One Bank N.A., 5.40%, 09/18/06	25,000
100,000	Citizens Bank, 5.50%, 10/31/06	100,000
	Credit Agricole S.A.,
20,000	4.94%, 02/07/07	20,000
62,000	5.09%, 03/01/07	62,000
45,000	5.56%, 10/23/06 (e)	45,000
	Credit Industriel et Commercial,
130,000	5.37%, 11/13/06	130,001
35,000	5.51%, 10/23/06	35,000
75,000	5.57%, 01/19/07	75,000
25,000	Credit Suisse First Boston LLC, 5.68%, 11/07/06	24,957
46,000	Deutsche Bank AG, 5.42%, 08/31/07	46,000
	Deutsche Bank Securities, Inc.,
50,000	4.80%, 10/26/06	50,000
40,000	4.97%, 02/07/07	40,000
20,000	DZ Bank AG, 5.36%, 11/21/06	20,000
	Certificates of Deposit — Continued
	HBOS Treasury Services plc (United Kingdom),
50,000	5.21%, 09/05/06	50,000
112,000	5.24%, 09/05/06	112,000
50,000	Landesbank Baden-Wuerttemberg (Germany), 5.55%, 01/17/07	50,001
45,000	Mizuho Corporate Bank, 5.37%, 12/01/06	45,000
25,000	Mizuho Financial Group, Inc., 5.37%, 11/27/06	25,000
	Norinchukin Bank Ltd.,
65,000	5.37%, 11/22/06	65,000
50,000	5.37%, 11/27/06	50,000
20,000	Royal Bank of Scotland plc (United Kingdom), 4.31%, 09/29/06	20,000
	Societe Generale,
70,000	4.81%, 10/30/06	70,000
50,000	5.50%, 02/07/07	50,000
50,000	5.62%, 09/06/06	49,991
200,000	Swedbank, Inc., 4.31%, 09/28/06	200,000
50,000	Toronto Dominion Bank, 4.75%, 10/27/06	50,000
	UniCredito Italiano S.p.A.,
110,000	5.25%, 11/20/06	110,000
100,000	5.28%, 09/14/06	100,000
120,000	5.28%, 11/27/06	120,000
	Total Certificates of Deposit (Cost $2,416,196)	2,416,196
Collateralized Mortgage Obligations — 1.1%
97,832	Paragon Mortgages plc, 5.32%, 09/15/06 (e) (Cost $97,832)	97,832
Commercial Paper — 21.3% (n)
15,000	Ajax Bambino Funding, Inc. (Cayman Islands), 5.42%, 09/07/06 (i)	14,987
44,200	Amstel Funding Corp., 5.47%, 10/05/06	43,975
100,000	Bank of Ireland (Ireland), 5.35%, 12/11/06	98,538
15,000	BASF AG, 5.38%, 09/11/06	14,978
65,000	Bavaria TRR Corp., 5.30%, 09/25/06	64,771
45,000	BNP US Funding LLC, 5.40%, 02/28/07	43,816
90,000	Caisse Nationale des Caisses d’Epargne et de Prevoyance, 5.40%, 03/01/07	87,620
100,000	Cancara Asset Securitization LLC, 5.36%, 11/13/06	98,927
	Cedar Springs Capital Corp.,
15,000	5.25%, 09/05/06	14,991
92,000	5.34%, 09/12/06	91,852
30,687	5.40%, 09/18/06	30,610
30,000	Charta Corp., 5.48%, 09/15/06	29,937

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   17

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued
50,000	Citibank N.A., 5.30%, 09/11/06	49,927
35,650	CRC Funding LLC, 5.40%, 09/15/06	35,576
	Crown Point Capital Co. LLC,
35,000	5.31%, 09/08/06 (e)	35,000
40,000	5.44%, 09/05/06 (e)	39,998
13,858	5.44%, 10/05/06	13,787
20,000	Curzon Funding Ltd., 5.35%, 12/08/06	19,716
31,000	Davis Square Funding, 5.48%, 11/02/06	30,711
10,200	Edison Asset Securities LLC, 5.50%, 01/31/07	9,970
10,000	Emerald Notes Program, 5.37%, 11/14/06	9,891
40,000	General Electric Capital Corp., 5.36%, 11/07/06	39,606
48,000	George Street Finance LLC, 5.30%, 09/21/06 (e)	47,859
30,255	Gotham Funding Corp., 5.31%, 09/21/06	30,166
	Grampian Funding LLC,
50,000	5.00%, 09/12/06 (e)	49,925
56,000	5.32%, 11/29/06 (e)	55,282
105,000	5.37%, 12/08/06 (e)	103,505
30,000	Kitty Hawk Funding Corp., 5.28%, 09/11/06	29,956
28,000	Lake Constance Funding LLC, 5.22%, 09/05/06	27,984
49,794	Leafs LLC, 5.40%, 09/20/06 (e)	49,794
	Lexington Parker Capital Corp.,
50,000	5.41%, 09/11/06 (e)	49,999
125,000	5.55%, 10/12/06 (e)	124,991
75,000	Mont Blanc Capital Corp., 5.48%, 10/10/06	74,561
30,000	Newport Funding Corp., 5.41%, 09/18/06	29,924
50,000	PB Finance Delaware Inc., 5.30%, 09/20/06	49,861
	Picaros Funding LLC,
25,000	5.22%, 11/07/06	24,764
50,000	5.35%, 09/08/06 (e)	49,948
	Scaldis Capital LLC,
5,000	5.32%, 11/28/06 (e)	4,937
25,000	5.42%, 09/20/06 (e)	24,929
50,000	Silver Tower U.S. Funding LLC, 5.35%, 11/16/06	49,443
32,734	Three Pillars Funding, 5.34%, 09/05/06	32,715
50,000	Transamerica Asset Funding Corp., 5.63%, 10/02/06 (i)	50,000
	Variable Funding Capital,
57,000	5.35%, 09/07/06	56,949
25,000	5.42%, 09/18/06	24,937
	Total Commercial Paper (Cost $1,961,613)	1,961,613
Corporate Notes — 36.5%
30,000	Allstate Life Global Funding Trusts, FRN, 5.45%, 05/04/11	30,000
50,000	ANZ National (International) Ltd., FRN, 5.46%, 12/07/10 (e) (m)	50,000
50,000	Australia & New Zealand Banking Group Ltd. (Australia), FRN 5.40%, 06/23/10 (e)	50,000
70,000	Bank of Ireland (Ireland), FRN, 5.31%, 09/19/06 (e)	70,000
254,000	Bayerische Landesbank Hessen (Germany), FRN, 5.45%, 12/24/15	254,000
100,000	Beta Finance, Inc., FRN, 5.32%, 10/23/06 (e)	99,991
30,000	BNP Paribas (France), FRN, 5.37%,10/26/10 (e)	30,000
225,000	Canadian Imperial Bank of Commerce (Canada), FRN, 5.52%, 08/15/07	225,000
15,000	CC USA, Inc., FRN, 5.41%, 09/04/07 (e)	14,999
50,000	Counts Trust, FRN, 5.40%, 12/11/06 (e) (i)	50,000
	General Electric Capital Corp.,
150,000	FRN, 5.52%, 12/07/09	150,000
6,000	FRN, 5.57%, 07/09/07	6,000
50,000	Goldman Sachs Group, Inc., FRN, 5.42%, 12/21/06 (i)	50,000
32,300	Hartford Life Global Funding Trusts, FRN, 5.33%, 09/15/06	32,300
150,000	HBOS Treasury Services plc (United Kingdom), FRN, 5.54%, 11/20/07 (e)	150,000
175,000	Series 2, FRN, 5.53%, 01/30/09 (e)	175,000
50,000	HSBC USA, Inc., FRN, 5.31%, 09/15/06	50,000
150,000	Islandsbanki HF (Iceland), 5.40%, 09/22/06 (e)	150,000
	K2 (USA) LLC,
80,000	FRN, 5.35%, 09/01/06 (e)	80,000
25,000	FRN, 5.36%, 10/20/06 (e)	25,000
50,000	FRN, 5.47%, 10/10/06 (e)	49,994
75,000	Kaupthing Bank (Iceland) FRN, 5.39%, 09/20/06 (e)	75,000
	Liberty Lighthouse Co. LLC,
50,000	FRN, 5.29%, 09/26/06 (e)	49,999
50,000	FRN, 5.36%, 03/01/07 (e)	49,995
85,000	FRN, 5.45%, 11/01/06 (e)	84,995
20,000	Links Finance LLC, FRN, 5.53%, 05/02/07 (e)	19,999
40,000	Merrill Lynch & Co., Inc., Series 1, FRN, 5.53%, 02/03/09	40,000
67,000	Money Market Trust, Series A-2, FRN, 5.48%, 09/08/06 (e) (i)	67,000
50,000	Morgan Stanley & Co., Inc., FRN, 5.53%, 01/16/07 (i)	50,000
350,000	Natexis Banques Populaires, FRN, 5.44%, 02/23/07	350,000

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Notes — Continued
80,000	Premium Asset Trust, Series 2003-5, FRN, 5.63%, 07/01/08 (e) (i)	80,000
	RACERS,
80,000	Series 2001-8-ZCM, FRN, 5.67%, 10/03/06 (e) (i)	80,000
15,000	Series 2004-1, Class MM, FRN, 5.70%, 02/08/07 (e) (i)	15,000
150,000	Royal Bank of Scotland plc, FRN, 5.39%, 04/21/10 (e)	150,000
75,000	Sigma Finance, Inc., FRN, 5.37%, 09/12/06 (e)	75,000
125,000	Sigma Finance, Inc., FRN, 5.40%, 07/12/07 (e)	124,989
15,000	Societe Generale, FRN, 5.44%, 11/02/10	15,000
50,000	Structured Asset Repackaged Trust, FRN, 5.49%, 10/15/08 (e) (i)	50,000
23,000	Tango Finance Corp., FRN, 5.28%, 09/25/06 (e)	23,000
21,000	Union Hamilton Special Funding LLC, 5.57%, 09/28/06 (e)	21,000
	Wells Fargo & Co.,
75,000	Series C, FRN,5.52%, 01/02/08	75,000
75,000	FRN, 5.45%, 07/03/11	75,000
	Total Corporate Notes (Cost $3,363,261)	3,363,261
	Funding Agreements — 1.6%
	Insurance — 1.6%
100,000	Metropolitan Life Insurance Co., 5.38%, 11/15/06 (e) (f) (i)	100,000
50,000	New York Life Insurance Co., 5.26%, 11/25/06 (e) (f) (i)	50,000
	Total Funding Agreements (Cost $150,000)	150,000
	Municipal Bonds & Notes — 1.7%
	Michigan — 0.3%
26,845	City of Battle Creek, Downtown Development, GO, VAR, AMBAC, 5.32%, 09/06/06	26,845
	New York — 1.4%
127,365	New York City Transitional Financial Authority, Future Tax Second, Series B, Rev., VAR, LIQ: Westdeutsche Landesbank, 5.38%, 09/06/06	127,365
	Total Municipal Bonds & Notes (Cost $154,210)	154,210
	Repurchase Agreement — 1.6%
150,000	Merrill Lynch & Co., Inc., 5.36%, dated 08/31/06, due 09/01/06, repurchase price $150,022, collateralized by Corporate Bonds and Notes with a value of $154,503 (Cost $150,000)	150,000
	Supranational — 0.5%
50,000	Corp. Andina de Fomento, FRN, 4.95%, 11/15/06 (Cost $50,000)	50,000
	Time Deposits — 6.2%
426,165	Fortis Bank S.A., 5.29%, 09/01/06	426,164
125,000	ING Bank N.V., 5.30%, 09/01/06	125,000
15,415	Societe Generale, 5.30%, 09/01/06	15,415
	Total Time Deposits (Cost $566,579)	566,579
	Total Investments — 99.9% (Cost $9,190,648)*	9,190,648
	Other Assets in Excess of Liabilities — 0.1%	13,529
	NET ASSETS — 100.0%	$9,204,177

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   19

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — 59.8%
	Federal Farm Credit Bank — 2.2%
100,000	FRN, 5.26%, 11/09/06	99,973
150,000	FRN, 5.27%, 10/01/06	149,949
100,000	FRN, 5.28%, 11/22/06	99,991
50,000	FRN, 5.30%, 10/25/06	49,999
		399,912
	Federal Home Loan Bank System — 13.5%
250,000	3.13%, 09/06/06	249,904
85,000	3.63%, 06/20/07	83,857
70,970	4.63%, 01/30/07	70,921
50,000	4.75%, 02/02/07	49,988
450,000	5.13%, 09/08/06	449,865
125,000	5.30%,02/28/07	121,773
450,000	FRN, 5.31%, 09/22/06	449,934
550,000	FRN, 5.31%, 11/10/06	549,801
419,000	FRN, 5.38%, 09/29/06	418,914
		2,444,957
	Federal Home Loan Mortgage Corp. — 29.9%
164,772	2.43%, 03/23/07	162,143
178,000	2.88%, 12/15/06	177,033
21,000	3.00%, 11/09/06	20,899
164,147	5.16%,02/27/07	159,936
350,000	5.25%,12/05/06	345,271
155,000	DN, 4.43%,09/29/06 (n)	154,488
100,000	DN, 4.92%,09/12/06 (n)	99,853
87,000	DN, 4.93%,09/19/06 (n)	86,791
50,000	DN, 5.11%,12/28/06 (n)	49,191
150,168	DN, 5.11%,12/29/06 (n) (c)	147,718
96,000	DN, 5.24%,05/01/07 (n)	92,786
847,000	FRN, 5.18%, 09/27/06	846,578
685,000	FRN, 5.25%, 09/17/06	684,686
400,000	FRN, 5.27%, 09/19/06	399,907
1,095,000	FRN, 5.30%, 09/22/06	1,094,690
300,000	FRN, 5.35%, 09/27/06	299,943
600,000	FRN, 5.35%, 10/06/06	599,829
		5,421,742
	Federal National Mortgage Association — 14.2%
335,519	0.00%, 12/01/06	331,108
40,945	2.63%, 11/15/06	40,700
155,500	2.75%, 02/06/07	154,217
28,310	3.00%, 11/22/06	28,149
43,896	5.06%, 06/29/07	42,028
142,001	5.08%, 05/31/07	136,518
149,921	5.16%, 02/21/07	146,199
200,000	5.16%, 12/06/06	197,269
U.S. Government Agency Securities — Continued
412,000	5.33%, 09/28/06	411,691
100,000	DN, 4.96%, 02/23/07 (n)	97,701
100,000	DN, 4.97%, 09/27/06 (n)	99,650
594,000	FRN, 5.29%, 09/07/06	593,992
300,000	FRN, 5.31%, 09/22/06	299,946
		2,579,168
	Total U.S. Government Agency Securities (Cost $10,845,779)	10,845,779
	Repurchase Agreements — 41.9%
200,000	Bank of America, N.A., 5.28%, dated 08/31/06, due 9/01/06, repurchase price $200,029, collateralized by U.S. Government Agency Securities with a value of $204,000	200,000
817,773	Bank of America, N.A., 5.29%, dated 08/31/06, due 9/01/06, repurchase price $817,893, collateralized by U.S. Government Agency Securities with a value of $834,128	817,773
2,500,000	Barclays Capital, Inc., 5.29%, dated 08/31/06, due 9/01/06, repurchase price $2,500,367, collateralized by U.S. Government Agency Securities with a value of $2,550,000 (m)	2,500,000
500,000	Credit Suisse First Boston USA, Inc., 5.29%, dated 08/31/06 due 09/01/06, repurchase price $500,073, collateralized by U.S. Government Agency Securities with a value of $510,002	500,000
2,000,000	Deutsche Bank Securities, Inc., 5.29%, dated 8/31/06, due 09/01/06, repurchase price $2,000,294, collateralized by U.S. Government Agency Securities with a value of $2,040,000	2,000,000
500,000	Deutsche Bank Securities, Inc., 5.27%, dated 8/31/06, due 09/20/06, repurchase price $501,464, collateralized by U.S. Government Agency Securities with a value of $510,000 (i)	500,000
74,311	Goldman Sachs & Co., 5.27%, dated 08/31/06, due 09/01/06, repurchase price $74,322, collateralized by U.S. Government Agency Securities with a value of $75,801	74,311
500,000	Goldman Sachs & Co., 5.29%, dated 08/31/06, due 09/01/06, repurchase price $500,073, collateralized by U.S. Government Agency Securities with a value of $510,000	500,000
500,000	UBS AG, 5.26%, dated 08/31/06, due 09/20/06, repurchase price $501,461, collateralized by U.S. Government Agency Securities with a value of $510,002 (i)	500,000
	Total Repurchase Agreements (Cost $7,592,084)	7,592,084

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities Loaned — 0.5%
	Repurchase Agreements — 0.5%
19,455	Bank of America Securities LLC, 5.32%, dated 8/31/06, due 9/01/06, repurchase price $19,458, collateralized by U.S. Government Agency Securities	19,455
18,500	Bear Stearns, 5.31%, dated 08/31/06, due 9/01/06, repurchase price $18,503, collateralized by U.S. Government Agency Securities	18,500
18,500	Lehman Brothers Inc., 5.32%, dated 08/31/06, due 09/01/06, repurchase price $18,503, collateralized by U.S. Government Agency Securities	18,500
18,500	Morgan Stanley, 5.33%, dated 08/31/06, due 9/01/06, repurchase price $18,503, collateralized by U.S. Government Agency Securities	18,500
18,500	UBS Securities LLC, 5.32%, dated 08/31/06, due 9/01/06, repurchase price $18,503, collateralized by U.S. Government Agency Securities	18,500
	Total Investments of Cash Collateral for Securities Loaned (Cost $93,455)	93,455
	Total Investments — 102.2% (Cost $18,531,318)*	18,531,318
	Liabilities in Excess of Other Assets — (2.2)%	(403,630)
	NET ASSETS — 100.0%	$18,127,688

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   21

JPMorgan U.S. Treasury Plus Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Securities — 0.1%
	U.S. Treasury Bills — 0.1% (n)
1,316	5.17%, 01/18/07	1,290
5,396	5.22%, 12/28/06	5,306
	Total U.S. Government Securities (Cost $6,596)	6,596
	Repurchase Agreements — 100.2%
1,000,000	Bank of America Corp., 5.24%, dated 08/31/06, due 09/01/06, repurchase price $1,000,146, collateralized by U.S. Government Agency Securities with a value of $1,020,000	1,000,000
2,000,000	Barclays Capital, Inc., 5.25%, dated 08/31/06, due 09/01/06, repurchase price $2,000,292, collateralized by U.S. Treasury Securities with a value of $2,040,001	2,000,000
300,000	Credit Suisse First Boston LLC, 5.18%, dated 08/31/06, due 09/01/06, repurchase price $300,043, collateralized by U.S. Treasury Securities with a value of $306,003.	300,000
1,000,000	Credit Suisse First Boston LLC, 5.24%, dated 08/31/06, due 09/01/06, repurchase price $1,000,146, collateralized by U.S. Treasury securities with a value of $1,020,008.	1,000,000
1,000,000	Deutsche Bank Securities, Inc., 5.24%, dated 08/31/06, due 09/01/06, repurchase price $1,000,146, collateralized by U.S. Treasury Securities with a value of $1,020,001	1,000,000
113,005	Goldman Sachs & Co., 5.17%, dated 08/31/06, due 09/01/06, repurchase price $113,021, collateralized by U.S. Treasury Securities with a value of $115,266.	113,005
2,000,000	HSBC Securities (USA), Inc., 5.24%, dated 08/31/06, due 09/01/06, repurchase price $2,000,291, collateralized by U.S. Treasury Securities with a value of $2,040,005.	2,000,000
1,000,000	Merrill Lynch & Co., Inc., 5.24, dated 08/31/06, due 09/01/06, repurchase price $1,000,146, collateralized by U.S. Treasury Securities with a value of $1,020,000	1,000,000
2,000,000	Morgan Stanley & Co., Inc., 5.24%, dated 08/31/06, due 09/01/06, repurchase price $2,000,291, collateralized by U.S. Treasury Securities with a value of $2,040,000.	2,000,000
	Total Repurchase Agreements (Cost $10,413,005)	10,413,005
	Total Investments — 100.3% (Cost $10,419,601)*	10,419,601
	Liabilities in Excess of Other Assets — (0.3)%	(34,990)
	NET ASSETS — 100.0%	$10,384,611

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

JPMorgan Federal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — 102.1
	Federal Farm Credit Bank — 33.2%
14,271	DN, 5.03%, 11/07/06 (n)	14,141
9,870	DN, 5.04%, 11/15/06 (n)	9,770
9,509	DN, 5.09%, 10/26/06 (n)	9,435
2,000	DN, 5.12%, 09/19/06 (n)	1,995
50,000	DN, 5.23%, 01/25/07 (m) (n)	48,964
100,000	FRN, 5.22%, 10/16/06	100,000
250,000	FRN, 5.22%, 11/13/06	249,895
50,000	FRN, 5.23%, 09/18/06	49,983
100,000	FRN, 5.23%, 11/23/06	99,986
100,000	FRN, 5.24%, 11/20/06	99,960
99,650	FRN, 5.24%, 12/01/06	99,635
12,000	FRN, 5.25%, 09/24/06	12,006
100,000	FRN, 5.25%, 10/01/06	99,983
100,000	FRN, 5.25%, 10/05/06	99,989
35,000	FRN, 5.25%, 11/12/06	34,999
30,000	FRN, 5.26%, 09/27/06	30,009
100,000	FRN, 5.26%, 09/29/06	99,998
85,000	FRN, 5.26%, 10/02/06	84,971
50,000	FRN, 5.26%, 11/09/06	49,986
50,000	FRN, 5.26%, 11/20/06	49,991
10,000	FRN, 5.27%, 09/15/06	10,003
100,000	FRN, 5.28%, 10/25/06	99,994
		1,455,693
	Federal Home Loan Bank — 68.9%
103,260	DN, 5.08%, 09/01/06 (n)	103,260
215,000	DN, 5.12%, 09/06/06 (n)	214,846
242,451	DN, 5.14%, 09/13/06 (n)	242,037
200,000	DN, 5.14%, 09/15/06 (n)	199,602
486,486	DN, 5.15%, 09/20/06 (n)	485,168
160,308	DN, 5.18%, 11/17/06 (n)	158,561
100,000	DN, 5.22%, 11/29/06 (n)	98,725
47,000	DN, 5.25%, 12/08/06 (n)	46,346
59,330	DN, 5.28%, 02/28/07 (n)	57,803
50,000	DN, 5.29%, 11/03/06 (n)	49,543
225,000	DN, 5.32%, 10/25/06 (n)	223,229
243,432	DN, 5.36%, 09/29/06 (n)	242,429
12,720	FRN, 2.63%, 10/16/06	12,676
23,500	FRN, 2.75%, 07/27/07	22,971
40,000	FRN, 3.38%, 02/23/07	39,616
102,235	FRN, 3.50%, 05/15/07	100,884
21,430	FRN, 3.63%, 06/20/07	21,142
4,115	FRN, 3.88%, 12/20/06	4,098
20,150	FRN, 3.88%, 06/08/07	19,928
87,000	FRN, 4.13%, 09/28/06	86,993
4,265	FRN, 4.13%, 11/15/06	4,256
115,675	FRN, 4.25%, 04/16/07	114,831
25,000	FRN, 5.13%, 09/08/06	24,993
50,000	FRN, 5.13%, 05/15/07	49,925
75,000	FRN, 5.24%, 11/02/06	74,995
22,470	FRN, 5.25%, 06/08/07	22,439
57,000	FRN, 5.31%, 09/22/06	56,995
20,000	FRN, 5.31%, 11/10/06	19,993
50,000	FRN, 5.38%, 09/29/06	49,990
75,000	FRN, 5.34%, 10/04/06	74,984
91,500	FRN, 5.35%, 10/10/06	91,446
		3,014,704
	Total Investments — 102.1% (Cost $4,470,397)*	4,470,397
	Liabilities in Excess of Other Assets — (2.1)%	(92,057)
	NET ASSETS — 100.0%	$4,378,340

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   23

JPMorgan 100% U.S. Treasury Securities Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Securities — 100.2%
	U.S. Treasury Bills — 100.2% (n)
962,552	4.83%, 09/07/06 (c) (m)	961,785
1,205,986	4.97%, 09/14/06 (c)	1,203,837
603,682	5.02%, 10/05/06 (c)	600,858
300,000	5.02%, 11/16/06	296,862
1,200,798	5.03%, 09/21/06 (c)	1,197,462
1,100,000	5.03%, 09/28/06	1,095,887
526,995	5.04%, 10/19/06	523,496
500,000	5.04%, 11/24/06	494,199
600,000	5.04%, 11/30/06	592,541
300,000	5.05%, 11/09/06	297,133
500,000	5.06%, 11/02/06 (c)	495,697
	Total Investments — 100.2% (Cost $7,759,757)*	7,759,757
	Liabilities in Excess of Other Assets — (0.2)%	(18,743)
	NET ASSETS — 100.0%	$7,741,014

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Commercial Paper — 6.6% (n)
	District of Columbia — 1.3%
92,000	Metro Washington DC Airport Authority, 3.68%, 11/01/06	92,000
15,500	National Academy of Sciences, 3.60%, 11/07/06	15,500
36,500	Sydney Capital Corp., 3.60%, 11/14/06	36,500
	Washington DC National Academy,
15,500	3.57%, 01/08/07	15,500
16,000	3.60%, 02/12/07	16,000
14,800	Washington Metropolitan, 3.60%, 01/08/07	14,800
		190,300
	Florida—0.9%
	Florida Local Government Finance Commission,
5,671	3.55%, 11/02/06	5,671
10,230	3.60%, 10/02/06	10,230
25,000	Jacksonville Health Facilities Authority, 3.75%, 01/17/07	25,000
	Sunshine State Governmental Financing Commission,
960	3.48%, 09/01/06	960
11,040	3.51%, 12/01/06	11,040
85,355	3.53%, 09/05/06	85,355
		138,256
	Georgia—0.2%
28,725	Berkley County Development Authority, 3.55%, 09/20/06	28,725
	Illinois — 0.4%
30,000	Illinois Health Facilities Authority, 3.70%, 10/19/06	30,000
34,265	University of Chicago, 3.75%, 12/20/06	34,265
		64,265
	Mississippi — 0.1%
15,000	Mississippi Department of Transportation, 3.80%, 03/19/07	15,000
	New York — 0.4%
	New York City Metropolitan Transportation Authority,
35,000	3.60%, 10/06/06	35,000
8,000	3.70%, 09/08/06	8,000
21,000	3.80%, 01/02/07	21,000
		64,000
	North Carolina — 0.2%
10,396	North Carolina Medical Care Commission, 3.60%, 09/05/06	10,396
15,500	University of North Carolina, 3.58%, 11/04/06	15,500
		25,896
	Ohio — 0.3%
40,000	Cuyahoga County Municipal, 3.70%, 11/08/06	40,000
	Tennessee — 0.1%
16,250	Vanderbilt University, 3.60%, 10/02/06	16,250
	Texas — 1.0%
	City of Dallas, Texas Water & Sewer,
25,000	3.55%, 02/01/07	25,000
16,294	3.60%, 02/06/07	16,294
10,000	City of Garland, 3.60%, 01/08/07	10,000
10,555	City of San Antonio, Water Authority, 3.60%, 11/07/06	10,555
32,000	North Central Texas Health Facility Development Corp., 3.60%, 09/07/06	32,000
22,500	Texas Municipal Power Authority, 3.60%, 12/05/06	22,500
40,000	Texas Public Finance Authority, 3.60%, 11/07/06	40,000
		156,349
	Utah — 1.4%
	Intermountain Power Agency,
101,600	3.60%, 10/05/06	101,600
61,200	3.60%, 10/06/06	61,200
50,000	3.67%, 10/02/06	50,000
		212,800
	Wisconsin — 0.3%
	State of Wisconsin,
30,000	3.55%, 10/23/06	30,000
20,000	3.60%, 12/05/06	20,000
		50,000
	Total Municipal Commercial Paper (Cost $1,001,841)	1,001,841

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   25

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — 90.5%
	Alabama — 0.7%
20,900	ABN AMRO Munitops Certificate Trust, Series 2002-21, Rev., VAR, MBIA, 3.45%, 09/07/06	20,900
5,000	Birmingham Airport Authority, Municipal Securities Trust Receipts, Series SGA-47, Rev., VAR, MBIA, 3.47%, 09/06/06 (e)	5,000
15,000	DCH Health Care Authority, Alabama Healthcare Facilities, Rev., VAR, LOC: Regions Bank, 3.42%, 09/07/06	15,000
27,375	Health Care Authority for Baptist, Series A-2, Rev., VAR, MBIA, 3.40%, 09/13/06	27,375
7,950	Jefferson County, Sewer, Sub Series B-5, Rev., VAR, XLCA, 3.41%, 09/07/06	7,950
5,735	Jefferson County, Sewer, EAGLE, Series 2002-6016, Class A, Rev., VAR, FGIC, LIQ: Citibank N.A., 3.46%, 09/07/06	5,735
	Montgomery BMC Special Care Facilities Financing Authority, Hospital, VHA Alabama, Inc.,
5,800	Series C, Rev., VAR, AMBAC, 3.44%, 09/06/06	5,800
5,000	Series D, Rev., VAR, AMBAC, 3.44%, 09/06/06	5,000
9,000	Series F, Rev., VAR, AMBAC, 3.44%, 09/06/06	9,000
4,000	Selma IDB, Specialty Minerals Project, Rev., VAR, LOC: Wachovia Bank N.A., 3.49%, 09/07/06	4,000
5,320	Tuscaloosa County Board of Education, Special Tax, TAW, VAR, LOC: Regions Bank, 3.43%, 09/07/06	5,320
		111,080
	Alaska — 0.3%
	Alaska Housing Finance Corp., Floating Rate Trust Receipts,
8,625	Series K-14, Regulation D, Rev., VAR, MBIA, LIQ: Lehman Liquidity Co., 3.50%, 09/13/06	8,625
1,600	Series L-25, Regulation D, Rev., VAR, MBIA, 3.47%, 09/13/06	1,600
13,005	Alaska Housing Finance Corp., Merlots, Series D, Rev., VAR, MBIA, LIQ: Wachovia Bank N.A., 3.45%, 09/06/06	13,005
10,000	Alaska Housing Finance Corp., State Capital Project, Series C, Rev., VAR, MBIA, 3.41%, 09/07/06	10,000
14,400	City of North Slope Boro, Series A, GO, VAR, MBIA, 3.44%, 09/07/06	14,400
700	City of Valdez Marine Term Ref Exxon Pipeline Co. Project, Series A, Rev., VAR, 3.40%, 09/06/06	700
		48,330
	Arizona — 1.8%
	Apache County IDA, IDR, Tucson Electric Power Co.,
4,200	Series 83-A, Rev., VAR, LOC: Credit Suisse First Boston, 3.45%, 09/13/06	4,200
51,500	Series 83-B, Rev., VAR, LOC: Bank of New York, 3.51%, 09/13/06	51,500
7,700	Series 1999-6, Rev., VAR, LOC: Credit Suisse First Boston, 3.45%, 09/06/06	7,700
16,160	Arizona Health Facilities Authority, Banner Health, Series C, Rev., VAR, FGIC, 3.40%, 09/13/06	16,160
	Arizona State University,
10,000	Series A, Rev., VAR, AMBAC, 3.42%, 09/13/06	10,000
5,000	Series B, Rev., VAR, AMBAC, 3.39%, 09/13/06	5,000
8,570	Coconino County Pollution Control Corp., Arizona Public Service Co. Project, Rev., VAR, LOC: KBC Bank N.V., 3.62%, 09/06/06	8,570
21,485	Downtown Phoenix Hotel Corp., Floating Rate Trust Receipts, Series PU3, Regulation D, Rev., VAR, FGIC, LIQ: Lehman Liquidity Co., 3.47%, 09/13/06	21,485
7,160	Maricopa County IDA, Multi-Family Housing, Las Gardenias Apartments, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.45%, 09/07/06	7,160
3,840	Maricopa County Public Finance Corp., Floating Rate Certificates, Series 511, Rev., VAR, AMBAC, LIQ: Morgan Stanley Dean Witter, 3.45%, 09/07/06	3,840
19,240	Phoenix Civic Improvement Corp., Wastewater System, Senior Lien, Series A, Rev., VAR, MBIA, 3.45%, 09/13/06	19,240
2,000	Phoenix IDA, Del Mar Terrace, Series A, Rev., VAR, 3.43%, 09/13/06	2,000
5,330	Phoenix IDA, Multi-Family Housing, CenterTree Apartments Project, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.47%, 09/07/06	5,330
14,200	Pima County IDA, Lease Purchase, Rev., VAR, 3.45%, 09/07/06	14,200
	Pima County IDA, Tucson Electric Irvington,
21,600	Rev., VAR, LOC: Bank of New York, 3.51%, 09/13/06	21,600
21,600	Rev., VAR, LOC: Credit Suisse First Boston, 3.51%, 09/13/06	21,600
	Salt River Project Agricultural Improvement & Power District, Electric Systems,
6,850	Series 1430, Rev., VAR, LIQ: Morgan Stanley Municipal Funding, 3.45%, 09/07/06	6,850
25,000	Series SG-160, Rev., VAR, LOC: Societe Generale, 3.44%, 09/05/06	25,000

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Arizona — Continued
	Scottsdale IDA, Scottsdale Healthcare,
10,475	Series C, Rev., VAR, FSA, LIQ: Citibank N.A., 3.40%, 09/13/06	10,475
14,525	Series E, Rev., VAR, FSA, LIQ: Citibank N.A., 3.40%, 09/13/06	14,525
		276,435
	Arkansas — 0.0% (g)
5,500	Columbia County Solid Waste Disposal, Albemarle Corp. Project, Rev., VAR, LOC: Bank of America N.A., 3.48%, 09/07/06	5,500
	California — 2.4%
2,450	Abag Financial Authority for Nonprofit Corps., Colma Bart Apartments, Series A, Rev., VAR, LOC: Bank of America N.A., 3.37%, 09/07/06 (m)	2,450
3,000	Abag Financial Authority for Nonprofit Corps., Multi-Family Housing, Paragon Apartments, Series A, Rev., VAR, AMT, LOC: Comerica Bank, 3.46%, 09/07/06 (m)	3,000
2,000	Alvord Unified School District, Food Services Bridge Funding Program, COP, VAR, FSA, 3.27%, 09/07/06	2,000
18,600	Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area, Series C, Rev., VAR, AMBAC, 3.26%, 09/07/06	18,600
2,400	California Economic Development Financing Authority, IDR, Standard Abrasives Manufacturing Project, Rev., VAR, LOC: Mellon Bank N.A., 3.40%, 09/06/06	2,400
	California Housing Finance Agency,
16,100	Series D, Rev., VAR, FSA, 3.45%, 09/13/06	16,100
10,920	Series MT-036, Rev., VAR, LIQ: Landesbank Hessen-Thueringen, 3.48%, 09/06/06	10,920
7,300	California Housing Finance Agency, Home Mortgage, Series F, Rev., VAR, FSA, 3.39%, 09/13/06	7,300
	California Housing Finance Agency, Multi-Family Housing,
4,310	Series III-A, Rev., VAR, 3.55%, 09/06/06	4,310
1,125	Series III-G, Rev., VAR, 3.40%, 09/13/06	1,125
6,000	California Infrastructure & Economic Development Bank, IDR, Elite Leather Co. Project, Rev., VAR, LOC: Union Bank of California N.A., 3.50%, 09/07/06	6,000
1,610	California Infrastructure & Economic Development Bank, IDR, Pleasant Mattress, Inc. Project, Series A, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.40%, 09/06/06	1,610
1,450	California Infrastructure & Economic Development Bank, IDR, Standard Abrasive Manufacturing Project, Series A, Rev., VAR, LOC: Mellon First Business Bank, 3.40%, 09/06/06	1,450
	California State Department of Water Resources, Power Supply,
10,570	Series C-7, Rev., VAR, FSA, 3.27%, 09/07/06	10,570
500	Series C-13, Rev., VAR, FSA, 3.26%, 09/07/06	500
40,000	Sub Series G-4, Rev., VAR, FSA, 3.29%, 09/07/06	40,000
12,000	Sub Series G-7, Rev., VAR, FSA, 3.27%, 09/07/06	12,000
4,400	California Statewide Communities Development Authority, Multi-Family Housing, Arbor Ridge Apartments, Series X, Rev., VAR, FNMA, LIQ: FNMA, 3.32%, 09/07/06	4,400
3,420	California Statewide Communities Development Authority, Multi-Family Housing, Breezewood Apartments, Series F-1, Rev., VAR, FNMA, LIQ: FNMA, 3.43%, 09/07/06	3,420
21,000	California State University, EAGLE, Series 7200-50014, Rev., VAR, AMBAC, LIQ: Citibank N.A., 3.45%, 09/07/06	21,000
20,000	California Transit Finance Authority, Rev., VAR, FSA, 3.32%, 09/13/06	20,000
1	City of Glendale, California Hospital, Series 590, Rev., VAR, MBIA, LIQ: Morgan Stanley Dean Witter, 3.45%, 09/03/06	1
8,800	City of Los Angeles, Multi-Family Housing, Fountain Park Project, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.38%, 09/07/06	8,800
2,200	Colton Redevelopment Agency, Multi-Family Housing, Series 1985-A, Rev., VAR, LOC: Coast Federal Bank, 3.45%, 09/05/06	2,200
	East Bay Municipal Utility District, Water System,
2,300	Sub Series B-2, Rev., VAR, XLCA, 3.26%, 09/06/06	2,300
4,650	Sub Series 2, Rev., VAR, XLCA, 3.32%, 09/13/06	4,650
	Eclipse Funding Trust, Solar Eclipse, Sacramento,
13,515	Series 2006-0079, COP, VAR, AMBAC, LIQ: U.S. Bank N.A., 3.41%, 09/07/06	13,515
11,735	Series 2006-0099, VAR, AMBAC, LIQ: U.S. Bank N.A., 3.40%, 09/07/06	11,735
3,950	Garden Grove, Multi-Family Housing, Malabar Apartments, Series A, Rev., VAR, FNMA COLL AGMT, 3.27%, 09/07/06	3,950
4,100	Grant Joint Union High School District, Bridge Funding Program, COP, VAR, FSA, 3.27%, 09/07/06	4,100

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   27

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
6,360	Huntington Beach Union High School District, School Facilities Bridge Funding Program, COP, VAR, FSA, 3.27%, 09/07/06	6,360
1,000	Los Angeles Department of Water & Power, Sub Series B-4, Rev., VAR, 3.27%, 09/07/06	1,000
10,000	Los Angeles Department of Water & Power, EAGLE Series 2006-0036, Class A, Rev., VAR, AMBAC, LIQ: Citibank N.A., 3.45%, 09/07/06	10,000
1,995	Los Angeles Unified School District, Series PA-1115, GO, VAR, FSA, 3.44%, 09/07/06	1,995
3,715	Municipal Securities Trust Certificates, Series 99-73, Class A, Rev., VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.44%, 09/06/06 (e)	3,715
1,600	Port of Oakland, Trust Receipts, Series 5, Class F, Rev., VAR, FGIC, 3.43%, 09/07/06	1,600
1,500	Riverside Country Asset Leasing Corp., Southwest Justice Center, Series B, Rev., VAR, MBIA, 3.26%, 09/13/06	1,500
1,200	Riverside Unified School District, School Facility Bridge Program, COP, VAR, FSA, 3.27%, 09/07/06	1,200
	San Francisco City & County Airports Commission,
12,100	Series 33-B, Rev., VAR, AMT, XLCA, 3.42%, 09/06/06	12,100
44,100	Series 33-D, Rev., VAR, AMT, XLCA, 3.30%, 09/13/06	44,100
1,800	San Jose Multi-Family Housing, Villa Monterey Apartments, Series F, Rev., VAR, FNMA, LIQ: FNMA, 3.35%, 09/07/06	1,800
3,560	Southern California Home Financing Authority, Single Family Housing, Series A, Rev., VAR, 3.44%, 09/03/06	3,560
1,100	Southern California Public Power Authority, Southern Transmission Project, Rev., VAR, AMBAC, LOC: Lloyds TSB Bank plc, 3.26%, 09/13/06	1,100
	State of California,
8,700	Series B, Sub Series B-1, GO, VAR, LOC: Bank of America N.A., 3.27%, 09/13/06	8,700
9,995	Series 391, GO, VAR, AMBAC-TCRS, LIQ: Morgan Stanley Dean Witter, 3.41%, 09/07/06	9,995
5,000	Series 594, GO, VAR, LIQ: Merrill Lynch Capital Services, 3.44%, 09/02/06	5,000
10,200	State of California, Economic Recovery, Series C-3, Rev., VAR, 3.47%, 09/06/06	10,200
4,160	West Contra Costa Unified School District, Series PT-1828, GO, VAR, FGIC, 3.44%, 09/03/06	4,160
		368,491
	Colorado — 2.5%
6,750	Adams County Housing Authority, Multi-Family Housing, Semper Village Apartments Project, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.47%, 09/07/06	6,750
7,100	Arapahoe County, Multi-Family Housing, Highline Oaks Apartments, Rev., VAR, FNMA, LIQ: FNMA, 3.43%, 09/13/06	7,100
11,310	Arapahoe County, Multi-Family Housing, Rental Housing, Hunters Run, Rev., VAR, LIQ: FHLMC, 3.42%, 09/07/06	11,310
2,560	City of Arvada, Colorado Water, Rev., VAR, FSA, 3.75%, 10/02/06	2,560
3,150	City of Colorado Springs, The Colorado College, Rev., VAR, 3.41%, 09/07/06	3,150
	City of Colorado Springs, Utilities,
690	Series PT-367, Rev., VAR, 3.46%, 09/06/06	690
1,000	Sub Lien, Series A, Rev., VAR, 3.37%, 09/07/06	1,000
6,930	City of Thornton, COP, Series RR-II-R-1052, VAR, AMBAC, LIQ: Citigroup Global Markets, 3.45%, 09/07/06	6,930
	Colorado Housing & Finance Authority,
19,590	Series A-2, Class 1, Rev., VAR, 3.44%, 09/13/06	19,590
30,000	Series A-3, Class 1, Rev., VAR, 3.49%, 09/13/06	30,000
4,880	Series AA-3, Class I, Rev., VAR, 3.44%, 09/13/06	4,880
25,000	Series B-5, Class 1, RAN, AMT, 3.85%, 06/01/07	25,000
1,600	Colorado Housing & Finance Authority, Multi-Family Housing, Diamond Project, Series I, Rev., VAR, FNMA COLL, 3.40%, 09/13/06	1,600
	Colorado Housing & Finance Authority, Single Family Mortgage,
17,200	Series B-2, Class I, Rev., VAR, AMT, 3.49%, 09/13/06	17,200
7,200	Series C-2, Class I, Rev., VAR, AMT, 3.49%, 09/13/06	7,200
2,500	Colorado Student Obligation Bond Authority, Student Loans, Senior Lien, Series A-3, Rev., VAR, AMBAC, 3.45%, 09/06/06	2,500
	Denver City & County, Airport,
61,900	Series A, Rev., VAR, AMT, CIFG, 3.47%, 09/06/06	61,900
5,000	Series N-12, Regulation D, Rev., VAR, FGIC, 3.52%, 09/13/06	5,000
4,985	Series ROC-II-R-98, Rev., VAR, FSA, LIQ: Citibank N.A., 3.48%, 09/07/06	4,985

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	Colorado — Continued
14,945	Denver City & County, Convention Center Project, Series B, Rev., VAR, FSA, 3.41%, 09/07/06	14,945
	Denver City & County, Wellington E Web,
57,945	Series C-2, Rev., COP, VAR, AMBAC, 3.44%, 09/13/06	57,945
5,000	Series C-3, Rev., COP, VAR, AMBAC, 3.40%, 09/06/06	5,000
12,500	Denver Urban Renewal Authority, Tax Increment, Tax Allocation, Series PT-999, VAR, LIQ: Merrill Lynch & Co, 3.50%, 09/06/06	12,500
10,000	Douglas County, Multi-Family Housing, Autumn Chase Project, Rev., VAR, FHLMC, LIQ: FHLMC, 3.42%, 09/07/06	10,000
6,075	Jefferson County School District R-001, Series ROCS-II-R-6516, GO, VAR, FSA, LIQ: Citibank N.A., 3.45%, 09/07/06	6,075
10,960	Park Creek Metropolitan District, TOCS Series S, Rev., VAR, LIQ: Goldman Sachs, 3.45%, 09/07/06	10,960
40,000	State of Colorado, RAN, 4.50%, 06/27/07	40,227
		376,997
	Connecticut — 0.3%
29,630	Connecticut State Health & Educational Facilities Authority, Series 891, Rev., VAR, FGIC, LIQ: Morgan Stanley Municipal Funding, 3.43%, 09/07/06	29,630
1,100	Connecticut State Health & Educational Facilities Authority, Community Renewal Team, Series A, Rev., VAR, LOC: Fleet National Bank, 3.36%, 09/07/06	1,100
	Connecticut State Housing Finance Authority, Housing Mortgage Finance Program,
10,100	Series B-3, Rev., VAR, AMBAC, AMT, 3.38%, 09/07/06	10,100
2,400	Sub Series D-3, Rev., VAR, AMBAC, 3.35%, 09/07/06	2,400
4,945	State of Connecticut, Series PA-879-R, GO, VAR, 3.43%, 09/02/06	4,945
		48,175
	Delaware — 0.9%
7,000	Delaware River & Bay Authority, Series B, Rev., VAR, AMBAC, 3.36%, 09/07/06	7,000
	Goldman Sachs Pool Trust,
71,980	Series 19-TP, Rev., VAR, LOC: Goldman Sachs, 3.54%, 09/07/06	71,980
31,968	Series 24-TP, Rev., VAR, LOC: Goldman Sachs, 3.51%, 09/07/06	31,968
10,995	Series 35-TP, Rev., VAR, LOC: Goldman Sachs, 3.54%, 09/07/06	10,995
8,200	Series 56-TP, Rev., VAR, LOC: Goldman Sachs, 3.51%, 09/07/06	8,200
		130,143
	District of Columbia — 2.3%
45,000	Bank of New York Municipal Certificates Trust, Series B, Rev., VAR, 3.53%, 09/07/06	45,000
	District of Columbia,
26,810	Series A, GO, VAR, FSA, 3.44%, 09/13/06	26,810
52,945	Series B, GO, VAR, FSA, 3.44%, 09/13/06	52,945
26,800	Series C, GO, VAR, FGIC, 3.45%, 09/13/06	26,800
9,840	Series D, GO, VAR, FGIC, 3.45%, 09/13/06	9,840
600	Series D-1, GO, VAR, FSA, 3.39%, 09/13/06	600
49,500	TRAN, GO, 4.00%, 09/29/06	49,513
1,785	District of Columbia Housing Finance Agency, Series PT-1381, Rev., VAR, FHA, 3.45%, 09/03/06	1,785
3,120	District of Columbia Housing Finance Agency, Multi-Family Housing, Trenton Park Apartments Project, Rev., VAR, LOC: Bank of America N.A., 3.56%, 09/07/06	3,120
2,400	District of Columbia, American Psychology Association, Rev., VAR, LOC: Bank of America N.A., 3.46%, 09/07/06	2,400
	District of Columbia, American University Issue,
29,605	Rev., VAR, AMBAC, 3.41%, 09/13/06	29,605
12,000	Series A, Rev., VAR, AMBAC, 3.41%, 09/13/06	12,000
7,500	District of Columbia, Enterprise Zone, House on F Street Project, Rev., VAR, LOC: Bank Of New York, 3.49%, 09/07/06	7,500
23,685	District of Columbia, George Washington University, Series C, Rev., VAR, MBIA, 3.44%, 09/13/06	23,685
16,570	District of Columbia, Multimodal, Series D, GO, VAR, MBIA, 3.44%, 09/13/06	16,570
13,650	District of Columbia, Multimodal, American University, Rev., VAR, 3.45%, 09/13/06	13,650
2,085	District of Columbia, National Children’s Center, Inc., Rev., VAR, LOC: Bank of America, 3.41%, 09/07/06	2,085
4,200	District of Columbia, National Geographic Society, Rev., VAR, 3.45%, 09/07/06	4,200
2,300	District of Columbia, Pooled Loan Program, Series A, Rev., VAR, LOC: Bank of America N.A., 3.41%, 09/07/06	2,300

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   29

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	District of Columbia — Continued
5,970	District of Columbia, Water & Sewer Authority, Public Utilities, Series PT-373, Rev., VAR, FSA, LIQ: Merrill Lynch Capital Services, 3.45%, 09/03/06	5,970
6,155	Eagle Tax Exempt Trust, Weekly Option Mode, District of Columbia, Water & Sewer, Series 98-5202, Rev., VAR, FSA, LIQ: Citibank N.A., 3.46%, 09/07/06	6,155
		342,533
	Florida — 3.0%
9,345	ABN AMRO Munitops Certificate Trust, Series 2003-6, Rev., VAR, MBIA, 3.45%, 09/07/06	9,345
10,315	Brevard County Health Facilities Authority, Wuesthoff Memorial Hospital Project, Rev., VAR, LOC: Wachovia Bank N.A., 3.41%, 09/07/06	10,315
5,000	Broward County, Professional Sports Facility, Municipal Securities Trust Receipts, Series SGA-38, Rev., VAR, MBIA, 3.47%, 09/06/06	5,000
	City of Gulf Breeze, Local Government Loan Program,
10,550	Series B, Rev., VAR, FGIC, 3.42%, 09/07/06	10,550
12,150	Series C, Rev., VAR, FGIC, 3.42%, 09/07/06	12,150
10,000	City of Jacksonville, Capital Project, Series 2002-1, Rev., VAR, FGIC, 3.41%, 09/13/06	10,000
7,000	City of Tampa, Occupational License Tax, Series B, Rev., VAR, FGIC, 3.39%, 09/13/06	7,000
9,025	City of West Palm Beach, Utilities System, Rev., VAR, FGIC, 3.43%, 09/13/06	9,025
56,000	Clipper Tax-Exempt Certificate Trust Partner, Multi-State, Series 2005-6 Rev., VAR, LIQ: Merrill Lynch Capital Services, 3.45%, 09/07/06	56,000
6,695	Collier County, Health Facilities Authority, The Moorings, Inc. Project, Rev., VAR, LOC: Wachovia Bank N.A., 3.41%, 09/13/06	6,695
6,355	Duval County School Board, COP, VAR, FGIC, 3.45%, 09/01/06	6,355
8,550	Eclipse Funding Trust, Solar Eclipse, Series 2006-0043, Rev., VAR, MBIA, LIQ: U.S. Bank, N.A., 3.44%, 09/07/06 (e)	8,550
	Florida Housing Finance Agency, Multi-Family Housing, Banyon Bay Partners,
6,350	Series FF, Rev., VAR, FNMA COLL, 3.43%, 09/13/06	6,350
6,310	Series L, Rev., VAR, 3.46%, 09/05/06	6,310
7,000	Florida State Board of Education, Capital Outlay, Series PT-1223, GO, VAR, LIQ: Merrill Lynch Capital Services, 3.45%, 09/07/06	7,000
11,000	Florida State Department of Environmental Protection, Preservation, Series 722, Rev., VAR, FGIC, LIQ: Morgan Stanley Dean Witter, 3.45%, 09/07/06	11,000
900	Jacksonville Health Facilities Authority, River Garden Project, Rev., VAR, LOC: First Union National Bank, 3.41%, 09/07/06	900
1,045	Lee County, Airport, Series PT-2269, Rev., VAR, FSA, 3.49%, 09/01/06	1,045
3,085	Lee County, Water & Sewer, RR-II-R-4021, Rev., VAR, MBIA, LIQ: Citigroup Global Markets, 3.45%, 09/07/06	3,085
25,000	Liberty County Gas Tax Revenue, Rev., VAR, LOC: Bank of America N.A., 3.46%, 09/07/06	25,000
7,000	Miami-Dade County, Miami Aviation, Series SG-141, Rev., VAR, FGIC, 3.44%, 09/07/06	7,000
10,190	Miami-Dade County Water & Sewer Revenue Systems, Series PA-892, Rev., VAR, FGIC, 3.39%, 09/13/06	10,190
2,175	Miami Health Facilities Authority, Mercy Hospital Project, Rev., VAR, LOC: Nationsbank N.A., 3.41%, 09/13/06	2,175
2,700	Municipal Securities Trust Certificates, Series 2001-131, Class A, GO, VAR, LIQ: Bear Stearns Capital Markets, 3.60%, 09/06/06 (e)	2,700
6,700	Nassau County, PCR, Private Activity, Rayonier, Inc., Project, Rev., VAR, LOC: Bank of America N.A., 3.45%, 09/13/06	6,700
13,660	North Broward Hospital District, Series B, Rev., VAR, CIFG, 3.40%, 09/13/06	13,660
7,345	Orange County Housing Finance Authority, Falcon Trace Apartments Projects, Series D, Rev., VAR, FNMA, LIQ: FNMA, 3.46%, 09/06/06	7,345
10,101	Orange County Housing Finance Authority, Multi-Family Housing, Regal Pointe Apartments, Series A, Rev., VAR, FHLMC COLL, LOC: Nationsbank N.A., 3.44%, 09/07/06	10,101
3,920	Orange County Housing Finance Authority, Multi-Family Housing, Water View Club Apartments, Series D, Rev., VAR, FNMA COLL AGMT, 3.46%, 09/04/06	3,920
	Orlando & Orange County Expressway Authority,
18,700	Series C-1, Rev., VAR, FSA, 3.35%, 09/07/06	18,700
1,800	Series C-2, Rev., VAR, FSA, 3.35%, 09/07/06	1,800
25,925	Series C-4, Rev., VAR, FSA, 3.37%, 09/07/06	25,925
10,000	Series D, Rev., VAR, FSA, 3.35%, 09/07/06	10,000
	Orlando Utilities Commission, Water & Electric,
39,475	Series A, Rev., VAR, 3.41%, 09/13/06	39,475

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	Florida — Continued
4,580	Series RR-II-R-1040, Rev., VAR, LIQ: Salomon Smith Barney, 3.45%, 09/07/06	4,580
5,165	Osceola County Housing Finance Authority, Multi-Family Housing, Arrow Ridge Apartments, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.46%, 09/06/06	5,165
4,790	Pinellas County Housing Finance Authority, Single Family Mortgage, Series MT-009, Rev., VAR, 3.49%, 09/06/06	4,790
5,295	State of Florida, Series PA-511, GO, VAR, 3.45%, 09/07/06	5,295
38,955	Sunshine State Governmental Financing Commission, Rev., VAR, AMBAC, 3.58%, 09/06/06	38,955
18,600	Tampa Preparatory School Project, Rev., VAR, LOC: Suntrust Bank, 3.41%, 09/13/06	18,600
3,800	University of North Florida Foundation, Inc., Parking System, Rev., VAR, LOC: Wachovia Bank N.A, 3.44%, 09/07/06	3,800
3,600	West Orange Healthcare District, Series B, Rev., VAR, LOC: Suntrust Bank Center, 3.40%, 09/07/06	3,600
		456,151
	Georgia — 3.9%
16,610	ABN AMRO Munitops Certificate Trust, Series 2000-4, Rev., VAR, FGIC, 3.44%, 09/07/06 (e)	16,610
7,400	Albany-Dougherty County Hospital Authority, Series L3J, Regulation D, Rev., VAR, AMBAC, LIQ: Lehman Liquidity LLC, 3.47%, 09/13/06	7,400
21,600	Albany-Dougherty County Hospital Authority, Phoebe Hospital, RAN, Rev., VAR, AMBAC, 3.59%, 09/06/06	21,600
9,425	Atlanta Downtown Development Authority, Rev., VAR, AMBAC, LIQ: Landesbank Hessen-Thuerigen, 3.38%, 09/07/06	9,425
5,535	Atlanta Urban Residential Finance Authority, Multi-Family Housing, The Park at Lakewood, Rev., VAR, LOC: FHLMC, 3.46%, 09/07/06	5,535
9,000	Augusta, Water & Sewer, Municipal Securities Trust Receipts, Series SGS-140, Rev., VAR, FSA, LIQ: Societe Generale, 3.47%, 09/06/06	9,000
	City of Atlanta, Airport,
23,000	Seires B-1, Rev., VAR, MBIA, 3.40%, 09/07/06	23,000
7,500	Series B-3, Rev., VAR, MBIA, 3.41%, 09/07/06	7,500
20,000	Series C-1, Rev., VAR, MBIA, 3.40%, 09/07/06	20,000
4,385	Series PT-737, Rev., VAR, FGIC, 3.49%, 09/05/06	4,385
18,300	City of Atlanta, Tax Allocation, Website Apartments Project, Series A, Rev., VAR, LOC: Wachovia Bank N.A., 3.41%, 09/07/06	18,300
3,545	City of Atlanta, Waste & Water, Series B, Rev., VAR, FSA, 3.40%, 09/07/06	3,545
6,000	City of Atlanta, Water & Wastewater, Municipal Securities Trust Receipts, Series SGA-145, Rev., VAR, MBIA, LIQ: Societe Generale, 3.47%, 09/06/06 (e)	6,000
7,160	Clayton County Housing Authority, Multi-Family Housing, Chateau Forest Apartments, Series E, Rev., VAR, FSA, 3.52%, 09/06/06	7,160
14,800	Cobb County Development Authority, Whitefield Academy Project, Rev., VAR, LOC: RBC Centura Bank, 3.40%, 09/06/06	14,800
3,400	Cobb County Housing Authority, Multi-Family Housing, Greenhouse Frey Apartments Project, Rev., VAR, FNMA COLL, 3.43%, 09/13/06	3,400
13,000	Cobb-Marietta Coliseum & Exhibit Hall Authority, Series A, Rev., VAR, MBIA, LOC: Suntrust Bank, 3.44%, 09/06/06	13,000
20,255	De Kalb County Hospital Authority, De Kalb Medical Center Project, Series B, Rev., VAR, FSA, 3.41%, 09/07/06	20,255
18,600	De Kalb County Housing Authority, Multi-Family Housing, Camden Brook Project, Rev., VAR, FNMA, LIQ: FNMA, 3.45%, 09/13/06	18,600
9,250	De Kalb County Housing Authority, Multi-Family Housing, Chapel Run Apartments Project, Rev., VAR, FNMA, LIQ: FNMA, 3.45%, 09/07/06	9,250
12,245	De Kalb County Housing Authority, Multi-Family Housing, Robins Landing Project, Rev., VAR, FNMA COLL, 3.45%, 09/07/06	12,245
10,735	De Kalb County Housing Authority, Timber Trace Apartments Project, Rev., VAR, FHLMC, LIQ: FHLMC, 3.41%, 09/07/06	10,735
21,600	Eclipse Funding Trust, Solar Eclipse, Cobb County, Series 2006-0105, Rev., VAR, MBIA, LIQ: U.S. Bank N.A., 3.44%, 09/07/06	21,600
10,000	Eclipse Funding Trust, Solar Eclipse, De Kal, Series 2006-0074, Rev., VAR, FSA, LIQ: U.S. Bank N.A., 3.44%, 09/07/06	10,000
10,565	Forsyth County, School District, Series PT-2750, GO, VAR, MBIA, 3.45%, 09/06/06	10,565
50,000	Fulton County, TAN, GO, 4.00%, 12/29/06	50,075
700	Fulton County, Development Authority, Arthritis Foundation, Inc., Project, Rev., VAR, LOC: Suntrust Bank, 3.41%, 09/06/06	700

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   31

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	Georgia — Continued
1,435	Fulton County, Development Authority, Morehouse College Project, Rev., VAR, LOC: Wachovia Bank N.A., 3.41%, 09/06/06	1,435
18,340	Gainesville Redevelopment Authority, Riverside Military Project, Series PA-892, Rev., VAR, LOC: Wachovia Bank N.A., 3.41%, 09/07/06	18,340
18,523	Georgia Municipal Association, Inc., Pooled Bond, COP, VAR, MBIA, LIQ: Depfa Bank plc., 3.42%, 09/07/06	18,523
8,445	Georgia Municipal Electric Authority, Series PA-1187, Rev., VAR, MBIA-IBC, Bank of New York, 3.45%, 09/07/06	8,445
4,975	Georgia State Road & Tollway Authority, Series PT-2019, Rev., VAR, 3.45%, 09/07/06	4,975
5,970	Griffin-Spalding County Development Authority, IDA, Norcom, Inc., Project, Rev., VAR, LOC: Lasalle Bank N.A., 3.50%, 09/07/06	5,970
6,000	Gwinnett County Development Authority, Civic & Cultural Center Project, Rev., VAR, 3.39%, 09/13/06	6,000
10,000	Gwinnett County Hospital Authority, Gwinnett Hospital Systems, Inc., Project, Anticipation Certificates, Rev., VAR, LOC: Suntrust Bank, 3.41%, 09/06/06	10,000
9,450	Gwinnett County Water & Sewer Authority, Series A, Rev., VAR, 3.39%, 09/13/06	9,450
800	Marietta Housing Authority, Rev., VAR, FNMA COLL AGMT, 3.45%, 09/13/06	800
	Private Colleges & Universities Authority, Emory University,
46,195	Series B, Rev., VAR, 3.38%, 09/13/06	46,195
33,000	Series B-1, Rev., VAR, 3.37%, 09/07/06	33,000
25,800	Series B-2, Rev., VAR, 3.37%, 09/07/06	25,800
34,150	Private Colleges & Universities Facilities Authority, Emory University, Series B, Rev., VAR, 3.38%, 09/13/06	34,150
5,200	Tift County Hospital Authority, Anticipation Certificates, Series A, Rev., VAR, AMBAC, 3.39%, 09/13/06	5,200
		582,968
	Hawaii — 0.3%
20,825	ABN AMRO Munitops Certificate Trust, Series 2004-1, Rev., VAR, FGIC, 3.65%, 01/11/07	20,825
14,002	Hawaii State Department of Budget & Finance, Special Purpose, Wailuku River Hydroelectric, ACES, Rev., VAR, LOC: JPMorgan Chase Bank, 3.66%, 09/12/06	14,002
9,470	Eclipse Funding Trust, Solar Eclipse, Honolulu, Series 2006-0123, Rev., VAR, FGIC, LIQ: U.S. Bank N.A., 3.44%, 09/07/06	9,470
		44,297
	Idaho — 0.1%
	Idaho Housing & Finance Association, Single Family Mortgage,
10,500	Series C, Class 1, Rev., VAR, 3.49%, 09/13/06	10,500
2,595	Series F-1, Class 1, Rev., VAR, 3.49%, 09/13/06	2,595
		13,095
	Illinois — 5.1%
	ABN AMRO Munitops Certificate Trust,
17,150	Series 2005-4, Rev., VAR, FGIC, 3.49%, 09/07/06	17,150
6,195	Series 2005-23, Rev., VAR, FSA, HUD, 3.49%, 09/07/06	6,195
7,970	Series 2005-57, Rev., VAR, GNMA COLL, 3.53%, 09/07/06	7,970
6,545	Series 2005-64, Rev., VAR, AMBAC, 3.53%, 09/07/06	6,545
36,005	Series 2006-12, Rev., VAR, GNMA COLL, 3.53%, 09/07/06 (m)	36,005
10,000	Series 2006-44, Rev., VAR, FSA, 3.46%, 09/07/06	10,000
	Chicago Board of Education,
21,960	Series B, GO, VAR, FSA, 3.40%, 09/07/06	21,960
20,000	Series E-2, GO, VAR, CIFG , 3.36%, 09/07/06	20,000
5,500	Series PT-2446, GO, VAR, MBIA, 3.45%, 09/06/06	5,500
26,900	Chicago Housing Authority, Capital Improvement Program, Floating Rate Receipts, Series L-40, Regulation D, Rev., VAR, LIQ: Lehman Liquidity LLC, 3.50%, 09/13/06	26,900
2,500	Chicago O’Hare International Airport, Special Facilities, Compagnie Natle Air France, Rev., VAR, LOC: Societe Generale, 3.48%, 09/13/06	2,500
	Chicago O’Hare International Airport, ACES, General Airport Second Lien,
31,864	Series B, Rev., VAR, AMT, LOC: Societe Generale, 3.50%, 09/13/06	31,864
5,600	Series B, Rev., VAR, LOC: Bayerische Landesbank, 3.48%, 09/05/06	5,600
13,000	City of Chicago, Series B, GO, VAR, FGIC, 3.44%, 09/07/06	13,000
6,075	City of Chicago, Multi-Family Housing, Barbara Jean Wright Apartments, Series A, Rev., VAR, LOC: Lasella Bank N.A., 3.51%, 09/07/06	6,075

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	Illinois — Continued
20,000	City of Chicago, Municipal Securities Trust Receipts, Series SGA-99, GO, VAR, FGIC, LIQ: Societe Generale, 3.47%, 09/06/06	20,000
69,145	City of Chicago, Water, Second Lien, Rev., VAR, MBIA, 3.41%, 09/07/06	69,145
650	City of Libertyville, IDR, Libertyville Manor Project, Rev., VAR, LOC: National City Bank, 3.42%, 09/07/06	650
10,900	City of Schaumberg, Multi-Family Housing, TreeHouse II Apartments Project, Rev., VAR, FNMA, LIQ: FNMA, 3.41%, 09/13/06	10,900
	Cook County,
4,503	Series 403, GO, VAR, FGIC, LIQ: Morgan Stanley Dean Witter, 3.45%, 09/07/06	4,503
7,250	Series PT-1497, GO, VAR, FGIC, 3.45%, 09/01/06	7,250
4,710	Du Page County Community Unit School District No. 200 Wheaton, Series RR-II-R-4013, GO, VAR, FSA, LIQ: Citigroup Global Markets, 3.45%, 09/07/06	4,710
	Eclipse Funding Trust, Solar Eclipse, Chicago,
3,120	Series 2006-0003, GO, VAR, FSA, LIQ: U.S. Bank N.A., 3.44%, 09/02/06	3,120
11,000	Series 2006-0075, GO, VAR, XLCA-ICR, LIQ: U.S. Bank N.A., 3.44%, 09/07/06	11,000
28,600	Series 2006-0104, GO, VAR, AMBAC-TCRS, Bank of New York, LIQ: U.S. Bank N.A., 3.44%, 09/07/06 (e)	28,600
15,730	Eclipse Funding Trust, Solar Eclipse, Springfield, Series 2006-0006, Rev., VAR, MBIA, LIQ: U.S. Bank N.A., 3.44%, 09/07/06	15,730
4,300	Galesburg, Knox College Project, Rev., VAR, LOC: LaSalle National Bank, 3.45%, 09/07/06	4,300
3,286	Illinois Development Finance Authority, Metropolitan Family Services, Rev., VAR, LOC: Bank of America N.A., 3.41%, 09/07/06	3,286
2,005	Illinois Development Finance Authority, IDR, CFC International, Inc. Project, Rev., VAR, LOC: Lasalle National Bank, 3.51%, 09/07/06	2,005
4,485	Illinois Development Finance Authority, IDR, CHS Acquisition Corp. Project, Rev., VAR, LOC: Fifth Third Bank, 3.44%, 09/07/06	4,485
1,210	Illinois Development Finance Authority, IDR, Touhy Ltd. Partnership Project, Rev., VAR, LOC: Lasalle National Bank, 3.67%, 09/13/06	1,210
6,895	Illinois Educational Facilities Authority, Series PA-896, Rev., VAR, 3.45%, 09/05/06	6,895
4,500	Illinois Educational Facilities Authority, St. Xavier University Project, Series A, Rev., VAR, LOC: Lasalle Bank N.A., 3.45%, 09/07/06	4,500
11,380	Illinois Finance Authority, Clare Oaks, Series C, Rev., VAR, LOC: Sovereign Bank FSB, 3.43%, 09/07/06	11,380
40,000	Illinois Finance Authority, Northwestern University, Sub Series A, Rev., VAR, 3.38%, 09/13/06	40,000
10,000	Illinois Finance Authority, Residential Rental, Rev., VAR, FHLMC, LIQ: FHLMC, 3.45%, 09/08/06	10,000
30,200	Illinois Finance Authority, University of Chicago, Series B, Rev., VAR, 3.40%, 09/07/06	30,200
3,340	Illinois Finance Authority, Vincent De Paul Project, Series A, Rev., VAR, 3.39%, 09/13/06	3,340
11,600	Illinois Health Facilities Authority, Gottlieb Health Resources, Inc., Rev., VAR, LOC: Harris Trust & Savings Bank, 3.42%, 09/13/06	11,600
1,915	Illinois Health Facilities Authority, Loyola University Health System, Series B, Rev., VAR, MBIA, 3.39%, 09/13/06	1,915
100	Illinois Health Facilities Authority, OSF Healthcare System, Rev., VAR, LOC: Fifth Third Bank, 3.57%, 09/06/06	100
12,600	Illinois Health Facilities Authority, Swedish Covenant Hospital Project, Rev., VAR, AMBAC, 3.42%, 09/07/06	12,600
985	Illinois Housing Development Authority, Center Apartments, Rev., VAR, LOC: FHLMC, 3.37%, 09/06/06	985
	Illinois Housing Development Authority, Homeowner Mortgage,
10,175	Series A-3, Rev., VAR, 3.48%, 09/13/06	10,175
7,500	Series C-3, AMT, Rev., VAR, 3.48%, 09/13/06	7,500
8,695	Illinois Housing Development Authority, Southern Hills/Orlando, Series B, Rev., VAR, FSA, 3.43%, 09/07/06	8,695
10,140	Jackson County, Multi-Family Housing, Series 2943, Rev., VAR, 3.54%, 09/01/06	10,140
2,570	Lake County IDR, A.L. Hansen Manufacturing Co. Project, Rev., VAR, LOC: Harris Trust & Savings Bank, 3.53%, 09/07/06	2,570
7,000	Metropolitan Pier & Exposition Authority, EAGLE, Dedicated State Tax, Series 2004-0030, Class A, Rev., VAR, MBIA, LIQ: Citibank N.A., 3.46%, 09/07/06	7,000
	Municipal Securities Trust Certificates,
5,500	Series 2001-9021, Class A, GO, VAR, FSA, LIQ: Bear Stearns Capital Markets, 3.47%, 09/06/06	5,500
12,085	Series 2004-218, Class A, Rev., VAR, MBIA, LIQ: Bear Stearns Capital Markets, 3.52%, 09/06/06	12,085

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   33

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	Illinois — Continued
18,020	Series 2005-223, Class A, GO, VAR, FGIC, LIQ: Bear Stearns Capital Markets, 3.52%, 09/06/06	18,020
100	Series 2006-93, Class A, Rev., VAR, AMBAC, LOC: Bear Stearns Capital Markets, 3.60%, 09/06/06	100
10,000	Series 7016, Class A, Rev., VAR, FGIC, LIQ: Bear Stearns Capital Markets, 3.44%, 09/07/06	10,000
10,000	Series 7017, Class A, GO, VAR, LIQ: Bear Stearns Capital Markets, 3.44%, 09/07/06	10,000
3,245	Series 7706, Class A, Rev., VAR, AMBAC, LIQ: Bear Stearn Capital Markets, 3.43%, 09/07/06	3,245
	Regional Transportation Authority,
67,750	Series B, Rev., VAR, 3.45%, 09/06/06	67,750
19,800	Series PT-818-D, Rev., VAR, FGIC, LIQ: Morgan Stanley Municipal Funding, 3.45%, 09/07/06	19,800
6,515	Series PT-1448, Rev., VAR, FGIC, 3.45%, 09/03/06	6,515
	State of Illinois,
13,080	Series 2003-33, GO, VAR, FGIC, LIQ: BNP Paribas, 3.44%, 09/02/06	13,080
10,000	Series B, GO, VAR, 3.47%, 09/13/06	10,000
3,255	State of Illinois, Sales Tax, Municipal Securities Trust Certificates, Series SG-9, VAR, FSA, LIQ: Societe Generale, 3.44%, 09/07/06	3,255
8,600	University of Illinois, Health Services Facilities System, Series B, Rev., VAR, LOC: Landesbank Hessen-Thueringen, 3.45%, 09/13/06	8,600
		775,703
	Indiana — 2.2%
10,000	ABN AMRO Munitops Certificate Trust, Series 2006-34, Rev., VAR, AMBAC, 3.51%, 09/07/06	10,000
7,640	Boone County Hospital Association, Series PT-2828, Rev., VAR, FGIC, LIQ: Merrill Lynch Capital Services, 3.45%, 09/03/06	7,640
6,000	Carmel School Building Corp., Series RR-II-R-S014, Rev., VAR, MBIA, LIQ: Citigroup Global Markets, 3.45%, 09/07/06	6,000
6,810	Center Grove 2000 Building Corp., Series PT-2699, Rev., VAR, FGIC, 3.45%, 09/03/06	6,810
	City of Indianapolis, Local Public Improvements Bond Bank, Waterworks Project,
20,830	Series G-1, Rev., VAR, MBIA, 3.41%, 09/07/06	20,830
25,650	Series H, Rev., VAR, MBIA, 3.41%, 09/07/06	25,650
8,580	Series PT-1408, Rev., VAR, MBIA, 3.45%, 09/04/06	8,580
6,355	Danville Multi-School Building Corp., Series PT-1483, Rev., VAR, FSA, 3.45%, 09/06/06	6,355
5,000	DeKalb County, Economic Development, New Process Steel Project, Rev., VAR, LOC: Bank of America N.A., 3.51%, 09/07/06	5,000
5,370	Dyer Redevelopment Authority Economic Development Lease Rent, Series PT-2697, Rev., VAR, CIFG, 3.45%, 09/03/06	5,370
15,490	Eclipse Funding Trust, Wayne, Series 2006-0015, Rev., VAR, FGIC, LIQ: U.S. Bank N.A., 3.44%, 09/07/06	15,490
7,460	Hammond School Building Corp., Series RR-II-R-6516, Rev., VAR, MBIA, LIQ: Citibank N.A., 3.45%, 09/07/06	7,460
5,055	Indiana Health Facility Financing Authority, Series PA-1069, 3.45%, 09/01/06	5,055
	Indiana Health Facility Financing Authority, Ascension Health Credit Group,
39,000	Series A-1, Rev., VAR, 3.82%, 07/03/07	39,000
17,700	Series B, Rev., VAR, 3.40%, 09/13/06	17,700
2,485	Indiana Health Facility Financing Authority, Community Hospitals Project, Series A, Rev., VAR, LOC: Bank of America N.A., 3.41%, 09/07/06	2,485
	Indiana Housing & Community Development Authority,
26,900	Series C-3, Rev., VAR, GNMA/FNMA, 3.45%, 09/07/06	26,900
9,000	Series D, Rev., GNMA/FNMA, 3.50%, 12/14/06	9,000
6,900	Indiana State Finance Authority Revenue, Ispat Inland Inc., Rev., VAR, LOC: Royal Bank of Scotland, 3.45%, 09/13/06	6,900
	Indiana Transportation Finance Authority, Municipal Securities Trust Receipts,
900	Series SGA-113, Rev., VAR, LIQ: Societe Generale, 3.60%, 09/06/06	900
18,600	Series SGA-151, Class A, Rev., VAR, LIQ: Societe Generale, 3.47%, 09/06/06	18,600
5,515	Merrillville Multi School Building Corp, Series PT-2841, Rev., VAR, FGIC, 3.45%, 09/01/06	5,515
6,200	Monroe County Hospital Authority, Rev., VAR, MBIA, 3.40%, 09/13/06	6,200
22,000	Purdue University, Student Fee, Series V, Rev., VAR, 3.41%, 09/13/06	22,000
33,280	St Joseph County Hospital Authority, Rev., VAR, AMBAC, 3.39%, 09/13/06	33,280
7,900	St. Joseph County, Educational Facilities, University of Notre Dame, Rev., VAR, LIQ: Bank of America, 3.34%, 09/07/06	7,900
6,075	Tell City-Troy Township Elementary School Building Corp, Series PT-2825, Rev., VAR, FSA, 3.45%, 09/01/06	6,075
		332,695

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	Iowa — 0.4%
3,310	City of Des Moines, Series PT-2268, GO, VAR, AMBAC, 3.45%, 09/06/06	3,310
	Iowa Finance Authority, Health Care Facilities,
17,100	Series A-1, Rev., VAR, FGIC, 3.40%, 09/13/06	17,100
24,100	Series A-2, Rev., VAR, FGIC, 3.40%, 09/13/06	24,100
4,430	Iowa Finance Authority, Health System, Series PA-892, Rev., VAR, AMBAC, 3.45%, 09/13/06	4,430
	Iowa Finance Authority, Single Family Mortgage,
8,300	Series D, Rev., VAR, GNMA/FNMA, 3.43%, 09/07/06	8,300
5,900	Series F, Rev., VAR, GNMA/FNMA, FHA, LIQ: Wells Fargo Bank N.A., 3.45%, 09/07/06	5,900
		63,140
	Kansas — 0.3%
9,780	City of Overland Park, Series SG-155, Rev., VAR, 3.44%, 09/02/06	9,780
	Kansas State Department of Transportation, Highway,
27,500	Series C-2, Rev., VAR, LIQ: Pooled Money Investment Board, 3.41%, 09/06/06	27,500
5,200	Series C-4, Rev., VAR, 3.35%, 09/07/06	5,200
		42,480
	Kentucky — 0.4%
14,310	City of Jeffersontown, Lease Program, Kentucky League of Cities Funding Trust, Rev., VAR, LOC: U.S. Bank N.A., 3.57%, 09/13/06	14,310
13,210	Clipper Tax-Exempt Trust, Series 2005-35, Rev., VAR, 3.50%, 09/07/06	13,210
8,300	Kentucky Asset Liability Commission, Project Notes, Second Series A-2, Rev., VAR, 3.15%, 11/01/06	8,300
1,940	Kentucky Development Finance Authority, Pooled Loan Program, Series A, Rev., VAR, FGIC, LOC: Helaba, 3.40%, 09/07/06	1,940
4,000	Kentucky Housing Corp., Series H, Rev., VAR, AMT, 3.47%, 09/03/06	4,000
3,470	Kentucky Public Energy Authority, Series A, Rev., VAR, 3.60%, 09/06/06	3,470
15,000	Louisville & Jefferson County, Metropolitan Sewer District, Sewer & Drain Systems, Series SG-132, Rev., VAR, FGIC, 3.44%, 09/04/06 (e)	15,000
		60,230
	Louisiana — 0.4%
12,000	ABN AMRO Munitops Certificate Trust, Series 2002-17, Rev., VAR, AMBAC, 3.45%, 09/07/06	12,000
980	Iberia Parish, IDB, IDR, Cuming Insulation Corp. Project, Rev., VAR, LOC: Regions Bank, 3.53%, 09/07/06	980
1,615	Louisiana Housing Finance Agency, Mortgage, Series PT-1340, Rev., VAR, 3.48%, 09/02/06	1,615
8,365	Louisiana Local Government, Environmental Facilities & Community Development, Series A, Rev., VAR, LOC: Regions Bank, 3.43%, 09/07/06	8,365
	Louisiana State University & Agricultural & Mechanical College,
19,900	Rev., VAR, FGIC, 3.41%, 09/13/06	19,900
7,645	Series B, Rev., VAR, AMBAC, 3.42%, 09/07/06	7,645
4,950	South Louisiana Port Commission, Marine Terminal Facilities, Occidental Petroleum, Rev., VAR, LOC: Bayerische Landesbank, 3.51%, 09/13/06	4,950
		55,455
	Maine — 0.8%
9,200	Maine Finance Authority, Jackson Lab Issue, Series 2002, Rev., VAR, LOC: Fleet National Bank, 3.47%, 09/07/06	9,200
6,405	Maine Health & Higher Educational Facilities Authority, Series B, Rev., VAR, AMBAC, 3.41%, 09/06/06	6,405
	Maine State Housing Authority, Mortgage,
9,000	Series B-3, Rev., VAR, AMT, 3.45%, 09/07/06	9,000
16,000	Series C, Rev., VAR, AMT, 3.50%, 11/15/06	16,000
27,300	Series C-3, Rev., VAR, AMT, 3.45%, 09/07/06	27,300
13,500	Series D-3, Rev., VAR, AMT, 3.45%, 09/07/06	13,500
2,100	Series E-1, Rev., VAR, AMBAC, 3.41%, 09/07/06	2,100
24,265	Series E-2, Rev., VAR, AMBAC, 3.45%, 09/07/06	24,265
14,000	Series F, Rev., VAR, AMT, 3.65%, 09/12/06	14,000
		121,770
	Maryland — 1.3%
23,825	Baltimore IDA, IDR, Baltimore Capital Acquisition, Rev., VAR, LOC: Bayerische Landesbank, 3.45%, 09/06/06	23,825
3,135	Community Development Administration, Multi-Family Development, Avalon Lea Apartment Project, Rev., VAR, FNMA COLL AGMT, 3.40%, 09/13/06	3,135
3,725	Maryland Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Waters Tower, Series G, Rev., VAR, LOC: Bank of America N.A., 3.45%, 09/13/06	3,725

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   35

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	Maryland — Continued
6,400	Maryland Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Parklane Apartments, Series C, Rev., VAR, FNMA, LIQ: FNMA, 3.45%, 09/13/06	6,400
	Maryland Community Development Administration, Department of Housing & Community Development, Residential,
12,400	Series C, Rev., VAR, 3.42%, 09/07/06	12,400
15,000	Series G, Rev., 3.20%, 11/24/06	15,000
16,240	Maryland Health & Higher Educational Facilities Authority, Series D, Rev., VAR, LOC: Bank of America N.A., 3.40%, 09/07/06	16,240
14,900	Maryland State Administration Department of Housing & Community Development, Series C, Rev., VAR, 3.41%, 09/07/06	14,900
26,000	Maryland State Community Development Administration Multi-Family Housing, Residential, Series G, Rev., VAR, 3.41%, 09/07/06	26,000
3,310	Maryland State Economic Development Corp., Series L9-J, Rev., VAR, FSA, 3.52%, 09/13/06	3,310
1,950	Maryland State Health & Higher Educational Facilities Authority, Loyola College Issue, Series B, Rev., VAR, MBIA, 3.40%, 09/07/06	1,950
9,000	Maryland State Health & Higher Educational Facilities Authority, Municipal Securities Trust Receipts, Series SGA-143, Rev., VAR, LIQ: Societe Generale, 3.47%, 09/06/06	9,000
5,950	Maryland State Stadium Authority, Sports Facilities Lease, Rev., VAR, LIQ: Bank of America N.A., 3.48%, 09/13/06	5,950
23,900	Maryland State Transportation Authority, Passenger Facility Charge, Baltimore/Washington Airport, Series A, Rev., VAR, LOC: State Street Bank & Trust Co., 3.35%, 09/07/06	23,900
5,100	Montgomery County Housing Opportunities Commission, The Grand-Issue I, Rev., VAR, FNMA, LIQ: FNMA, 3.47%, 09/13/06	5,100
1,250	Northeast Waste Disposal Authority, Resource Recovery, Harford County Resources, Rev., VAR, AMBAC, 3.35%, 09/13/06	1,250
13,800	Washington Suburban Sanitation District, Series A, BAN, GO, VAR, 3.35%, 09/13/06	13,800
5,100	Washington Suburban Sanitation District, Multi-Modal, Series A, BAN, GO, VAR, 3.35%, 09/13/06	5,100
		190,985
	Massachusetts — 3.5%
6,030	Canton Housing Authority, Multi-Family Housing, Canton Arboretum Apartments, Rev., VAR, FNMA, LIQ: FNMA, 3.43%, 09/13/06	6,030
7,410	Clipper Tax-Exempt Trust, Series 2001-4, COP, VAR, LIQ: State Street Bank & Trust Co., 3.45%, 09/07/06	7,410
	Commonwealth of Massachusetts,
11,235	Series A, GO, VAR, 3.40%, 09/13/06	11,235
5,600	Series B, GO, VAR, 3.35%, 09/07/06	5,600
30,000	Series B, GO, VAR, 3.36%, 09/07/06	30,000
33,600	Series C, GO, VAR, 3.36%, 09/07/06	33,600
58,127	Series 176-D, GO, VAR, MBIA-IBC, LIQ: Morgan Stanley Dean Witter, 3.44%, 09/07/06	58,126
9,995	Series PA-800, LIQ: Merrill Lynch Capital Services, 3.43%, 09/07/06	9,995
7,830	Series PT-1576, GO, VAR, MBIA, 3.43%, 09/07/06	7,830
115	Series PT-2008, GO, VAR, AMBAC, 3.43%, 09/07/06	115
4,600	Commonwealth of Massachusetts, Central Artery, Series A, GO, VAR, 3.60%, 09/06/06	4,600
5,030	Massachusetts Bay Transportation Authority, EAGLE, Series 2004-0031, Class A, Rev., VAR, LIQ: Citibank N.A., 3.46%, 09/07/06	5,030
6,620	Massachusetts Bay Transportation Authority, Floating Rate Receipts, Series G, Regulation D, Rev., VAR, LIQ: Lehman Liquidity Co., 3.42%, 09/13/06	6,620
5,750	Massachusetts Bay Transportation Authority, Municipal Securities Trust Receipts, Special Assessment, Series SGA-123, VAR, LIQ: Societe Generale, 3.47%, 09/06/06	5,750
10,000	Massachusetts Development Finance Agency, Brimmer & May School, Rev., VAR, LOC: Sovereign Bank FSB, 3.41%, 09/07/06	10,000
	Massachusetts Development Finance Agency, Clark University,
12,995	Series A, Rev., VAR, AMBAC, 3.35%, 09/06/06	12,995
14,395	Series B, Rev., VAR, AMBAC, 3.35%, 09/06/06	14,395
6,800	Rev., VAR, AMBAC, 3.35%, 09/06/06	6,800
27,483	Massachusetts Development Finance Agency, Higher Education, Smith College, Rev., VAR, 3.30%, 09/07/06	27,483
6,000	Massachusetts Development Finance Agency, New England, Inc., Rev., VAR, LOC: Keybank N.A., 3.43%, 09/07/06	6,000
4,390	Massachusetts Development Financing Agency, The Bridge Issue, Rev., VAR, LOC: Fleet National Bank, 3.36%, 09/06/06	4,390

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	Massachusetts — Continued
	Massachusetts Health & Educational Facilities Authority,
18,230	Rev., VAR, 3.38%, 09/07/06	18,230
20,400	Series E, Rev., VAR, LOC: Fleet National Bank, 3.42%, 09/06/06	20,400
22,600	Massachusetts Health & Educational Facilities Authority, Bentley College Issue, Series K, Rev., VAR, LOC: Bank of America N.A., 3.39%, 09/13/06	22,600
5,445	Massachusetts Health & Educational Facilities Authority, Partners Healthcare Systems, Series D-4, Rev., VAR, 3.38%, 09/07/06	5,445
2,200	Massachusetts Health & Educational Facilities Authority, University of Massachusetts, Series A, Rev., VAR, LOC: Dexia Credit Local, 3.40%, 09/13/06	2,200
	Massachusetts Housing Finance Agency,
33,425	Series F, Rev., VAR, FSA, 3.38%, 09/13/06	33,425
52,580	Series G, Rev., VAR, 3.38%, 09/13/06	52,580
5,585	Massachusetts Housing Finance Agency, Single Family, Rev., VAR, FSA, 3.41%, 09/13/06	5,585
300	Massachusetts Industrial Finance Agency, Milton Academy Issue, Rev., VAR, MBIA, 3.35%, 09/07/06	300
10,025	Massachusetts State Industrial Finance Agency, Whitehead Institute for Biomedical Research, Rev., VAR, 3.40%, 09/13/06	10,025
2,506	Massachusetts State Turnpike Authority, Series 334, Rev., VAR, MBIA, LIQ: Morgan Stanley Dean Witter, 3.44%, 09/07/06	2,506
30,000	Massachusetts Water Resources Authority, Series 742-D, Rev., VAR, FSA, LIQ: Morgan Stanley Dean Witter, 3.44%, 09/07/06	30,000
	Massachusetts State Water Resources Authority, Multi-Modal,
4,800	Series B, Rev., VAR, AMBAC, 3.43%, 09/13/06	4,800
18,800	Series B, Rev., VAR, LOC: Helaba, 3.33%, 09/13/06	18,800
9,550	Sub Series B, Rev., VAR, FGIC, 3.43%, 09/13/06	9,550
6,675	Sub Series C, Rev., VAR, FGIC, 3.43%, 09/13/06	6,675
11,480	Route 3 North Transit Improvement Association, Series B, Rev., VAR, AMBAC, 3.39%, 09/13/06	11,480
		528,605
	Michigan — 3.4%
	ABN AMRO Munitops Certificate Trust,
30,795	Series 2000-16, GO, VAR, FGIC, Q-SBLF, 3.43%, 09/07/06	30,795
5,000	Series 2002-29, GO, VAR, FGIC, Q-SBLF, 3.43%, 09/07/06	5,000
15,050	Series 2005-12, Rev., VAR, GNMA COLL, 3.53%, 09/07/06	15,050
1,500	ABN AMRO Munitops Certificate Trust, Grand Rapids Public Schools, Series 2004-44, GO, VAR, MBIA, 3.45%, 09/07/06	1,500
13,000	City of Detroit, Series 60, Rev., VAR, FGIC, LIQ: Goldman Sachs, 3.45%, 09/07/06	13,000
30,100	City of Detroit, Sewer Disposal, Second Lien, Series E, Rev., VAR, FGIC, LIQ: Depfa Bank plc, 3.78%, 07/12/07	30,100
1,945	City of Detroit, Sewer Disposal, Senior Lien, Series C-1, Rev., VAR, FSA, 3.40%, 09/07/06	1,945
2,600	City of Grand Rapids, Water Supply, Rev., VAR, FGIC, LOC: Societe Generale, 3.40%, 09/13/06	2,600
3,385	Detroit City School District, Series 2003-28, GO, VAR, FGIC, Q-SBLF, LIQ: BNP Paribas, 3.44%, 09/02/06	3,385
5,280	East Lansing School District, Series RR-II-R-2188, GO, VAR, MBIA, Q-SBLF, LIQ: Citigroup Global Markets, 3.45%, 09/07/06	5,280
3,000	East Lansing School District, Municipal Securities Trust Receipts, Series SGA-114, GO, VAR, Q-SBLF, LIQ: Societe Generale, 3.47%, 09/06/06	3,000
20,745	Holt Public Schools, GO, VAR, Q-SBLF, LIQ: Landesbank Hessen-Thueringen, 3.40%, 09/07/06	20,745
12,500	Lakeview School District, Calhoun, School Building & Site, Series B, GO, VAR, Q-SBLF, LIQ: Landesbank Hessen-Thueringen, 3.40%, 09/07/06	12,500
6,905	Michigan State Building Authority, Series ROCS-RR-II-R-1049, Rev., VAR, LIQ: Salomon Smith Barney, 3.45%, 09/07/06	6,905
200	Michigan State Hospital Authority, Trinity Health Credit, Series E, Rev., VAR, 3.57%, 09/06/06	200
7,495	Michigan State Hospital Finance Authority, Series PT-668, Rev., VAR, MBIA, 3.44%, 09/01/06	7,495
44,100	Michigan State Hospital Finance Authority, Ascension Health Credit, Series B, Rev., VAR, 3.39%, 09/13/06	44,100
6,350	Michigan State Housing Development Authority, Multi-Family Housing, Canton Club, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.45%, 09/01/06	6,350

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   37

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	Michigan — Continued
4,935	Michigan State Housing Development Authority, Multi-Family Housing, River Place Apartments, Rev., VAR, LOC: Bank of New York, 3.48%, 09/07/06	4,935
	Michigan State University,
2,500	Rev., VAR, 3.40%, 09/13/06	2,500
760	Series A, Rev., VAR, 3.40%, 09/06/06	760
19,320	Series A, Rev., VAR, 3.40%, 09/13/06	19,320
3,005	Series A, Rev., VAR, 3.41%, 09/13/06	3,005
2,800	Series B, Rev., VAR, 3.40%, 09/13/06	2,800
24,800	Milan Area Schools, GO, VAR, Q-SBLF, LOC: Landesbank Hessen-Thueringen, 3.40%, 09/07/06	24,800
11,800	Oakland University, Rev., VAR, FGIC, 3.44%, 09/13/06	11,800
25,825	Saline Area Schools, GO, VAR, Q-SBLF, LIQ: Helaba, 3.40%, 09/07/06	25,825
	State of Michigan,
75,000	Series A, GO, 4.50%, 09/29/06	75,051
7,475	Series D, Rev., GAN, VAR, FSA, 3.43%, 09/13/06	7,475
92,860	Series P5, Regulation D, GO, VAR, LIQ: Lehman Liquidity Co., 3.42%, 09/13/06	92,860
4,380	Series PT-2021, GO, VAR, 3.44%, 09/02/06	4,380
11,785	University of Michigan, Rev., VAR, 3.38%, 09/04/06	11,785
400	University of Michigan, Medical Services Plan, Series A-1, Rev., VAR, 3.45%, 09/06/06	400
	University of Michigan, Hospital,
450	Series A, Rev., VAR, 3.45%, 09/06/06	450
2,300	Series B, Rev., VAR, 3.38%, 09/07/06	2,300
1,500	University of Michigan, Medical Services Plan, Series A, Rev., VAR, 3.45%, 09/13/06	1,500
11,075	Wayne Charter County, Floating Rate Receipts, Series SG-122, Rev., VAR, LIQ: Societe Generale, 3.44%, 09/05/06	11,075
		512,971
	Minnesota — 0.6%
3,815	City of St. Louis Park, Catholic Finance Corp, Rev., VAR, LOC: Allied Irish Bank plc, 3.44%, 09/07/06	3,815
	Minneapolis & St. Paul Metropolitan Airports Commission, Municipal Securities Trust Receipts,
8,710	Series SG-136, Rev., VAR, FGIC, 3.45%, 09/06/06	8,710
9,000	Series SGA-127, Rev., VAR, FGIC, LIQ: Societe Generale, 3.47%, 09/06/06	9,000
600	Minnesota Higher Education Facilities Authority, Carleton College, Series 6-D, Rev., VAR, 3.30%, 09/07/06	600
	Minnesota Housing Finance Agency, Residential Housing,
5,000	Series B, Rev., VAR, 3.45%, 09/07/06	5,000
5,440	Series J, Rev., VAR, AMT, 3.45%, 09/07/06	5,440
35,400	Series M, Rev., VAR, AMT, 3.45%, 09/07/06	35,400
9,215	Series N, Rev., AMT, 3.30%, 09/07/06	9,215
4,995	Minnesota Public Facilities Authority, PCR, Water, Series RR-II-R-31, Rev., VAR, LIQ: Citibank N.A., 3.45%, 09/07/06	4,995
7,995	Washington County Housing & Redevelopment Authority, Multi-Family Housing, Series PT-702, Rev., VAR, LIQ: FHLMC, 3.49%, 09/02/06	7,995
		90,170
	Mississippi — 0.1%
20,500	Perry County, Leaf River Forest Production, Rev., VAR, LOC: Suntrust Bank, 3.40%, 09/07/06	20,500
	Missouri — 0.7%
	Bi-State Development Agency, Metropolitan District,
11,115	Series PT-1593, Rev., VAR, FSA, 3.45%, 09/05/06	11,115
14,310	Series SG-175, Rev., VAR, FSA, 3.44%, 09/01/06	14,310
11,125	City of O’Fallon, Series PT-1396, COP, VAR, MBIA, 3.45%, 09/06/06	11,125
2,600	Kansas City IDA, IDR, Livers Bronze Co. Project, Rev., VAR, LOC: Bank of America N.A., 3.48%, 09/07/06	2,600
	Missouri Higher Education Loan Authority, Student Loan,
3,000	Series B, Rev., VAR, LOC: Bank of America N.A., 3.48%, 09/13/06	3,000
1,600	Series B, Rev., VAR, MBIA, 3.47%, 09/13/06	1,600
1,250	Missouri Housing Development Commission, Series PT-1286, Rev., VAR, LIQ: Merrill Lynch Capital Services, 3.48%, 09/02/06	1,250
5,700	Missouri Housing Development Commission, Single Family Mortgage, Series L-5J, Regulation D, Rev., VAR, GNMA/FNMA, LIQ: Lehman Liquidity LLC, 3.52%, 09/13/06	5,700
	Missouri State Health & Educational Facilities Authority, SSM Healthcare Services,
3,400	Series C-2, Rev., VAR, FGIC, 3.40%, 09/13/06	3,400
4,400	Series C-3, Rev., VAR, FGIC, 3.42%, 09/13/06	4,400
20,935	Series C-4, Rev., VAR, FSA, 3.40%, 09/13/06	20,935

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	Missouri — Continued
2,500	Series C-5, Rev., VAR, FGIC, 3.42%, 09/13/06	2,500
13,600	Missouri State Health & Educational Facilities Authority, Assemblies of God College, Rev., VAR, LOC: Bank of America N.A., 3.41%, 09/07/06	13,600
2,500	Missouri State Health & Educational Facilities Authority, EAGLE, Series 2002-6026, Class A, Rev., VAR, LIQ: Citibank N.A., 3.46%, 09/07/06	2,500
150	Missouri State Health & Educational Facilities Authority, Washington University, Series B, Rev., VAR, 3.42%, 09/06/06	150
180	Municipal Securities Trust Certificates, Series 2005-236, Class A, Rev., VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.52%, 09/06/06	180
		98,365
	Nebraska — 0.2%
17,923	American Public Energy Agency, National Public Gas Agency Project, Series A, Rev., VAR, 3.42%, 09/07/06	17,923
3,285	NEBHELP, Inc., Multi-Modal, Series A-11, Rev., VAR, MBIA, 3.50%, 09/13/06	3,285
	Nebraska Investment Finance Authority,
5,080	Series E, Rev., VAR, 3.49%, 09/13/06	5,080
3,390	Series N-7, Regulation D, Rev., VAR, 3.52%, 09/13/06	3,390
		29,678
	Nevada — 0.8%
520	Clark County, Cogeneration I Project, Rev., VAR, LOC: Canadian Imperial Bank, 3.50%, 09/06/06	520
	Clark County School District,
11,535	Series PA-892, GO, VAR, FGIC, 3.45%, 09/07/06	11,535
5,890	Series PT-2406, GO, VAR, MBIA, 3.45%, 09/06/06	5,890
16,680	Clipper Tax-Exempt Certificate Trust Partner, Series 2005-37, Rev., VAR, 3.45%, 09/07/06	16,680
12,890	Eclipse Funding Trust, Solar Eclipse, Hender, Series 2006-0094, GO, VAR, MBIA, LIQ: U.S. Bank N.A., 3.44%, 09/07/06	12,890
18,740	Las Vegas Valley Water District, Series B-10, GO, VAR, MBIA, 3.45%, 09/06/06	18,740
	Nevada Housing Division, Multi-Unit Housing,
6,750	Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.45%, 09/07/06	6,750
3,295	Series M, Rev., VAR, LOC: East West Bank, 3.45%, 09/07/06	3,295
9,500	Nevada Housing Division, Multi-Unit Housing, Flamingo Road, Series A, Rev., VAR, LOC: Heller Financial, Inc., 3.50%, 09/07/06 (e)	9,500
7,800	Nevada Housing Division, Multi-Unit Housing, Fort Apache, Series A, Rev., VAR, LOC: Heller Financial, Inc., 3.50%, 09/07/06	7,800
3,430	Nevada Housing Division, Multi-Unit Housing, Horizon, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.45%, 09/07/06	3,430
4,750	Nevada Housing Division, Multi-Unit Housing, Joshua Villas, Series E, Rev., VAR, LOC: East West Bank, 3.45%, 09/07/06	4,750
5,520	Nevada Housing Division, Multi-Unit Housing, Judith Villas, Series C, Rev., VAR, LOC: East West Bank, 3.45%, 09/07/06	5,520
5,385	Nevada Housing Division, Multi-Unit Housing, Sundance Village, Rev., VAR, LOC: Citibank N.A., 3.45%, 09/07/06	5,385
	State of Nevada,
4,800	Series PT-403, GO, VAR, 3.45%, 09/06/06	4,800
8,875	Series RR-II-R-4054, GO, VAR, FSA, LIQ: Citigroup Global Markets, 3.45%, 09/07/06	8,875
		126,360
	New Hampshire — 0.7%
66,710	New Hampshire Health & Education Facilities Authority, University of New Hampshire, Series B, Rev., VAR, XLCA, 3.41%, 09/13/06	66,710
	New Hampshire Higher Educational & Health Facilities Authority,
4,002	Series 772, Rev., VAR, FGIC, LIQ: Morgan Stanley Municipal Funding, 3.45%, 09/07/06	4,002
9,600	Series PT-866, Rev., VAR, FGIC, LIQ: Morgan Stanley Municipal Funding, 3.45%, 09/07/06	9,600
	New Hampshire Higher Educational & Health Facilities Authority, VHA New England, Inc.,
6,300	Series C, Rev., VAR, AMBAC, 3.44%, 09/06/06	6,300
7,250	Series D, Rev., VAR, AMBAC, 3.44%, 09/06/06	7,250
7,200	Series F, Rev., VAR, AMBAC, 3.44%, 09/06/06	7,200
5,200	New Hampshire Housing Finance Authority, Multi-Family Housing, Board Partnership Project, Rev., VAR, FNMA COLL AGMT, 3.43%, 09/13/06	5,200
1,690	New Hampshire Municipal Bond Bank, Educational Institutions, Pinkerton Academy Project, Series B, Rev., VAR, LOC: Bank of America N.A., 3.52%, 09/07/06	1,690
		107,952

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   39

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	New Jersey — 1.6%
5,745	Burlington County Bridge Commissioner, Community Pooled Loan, Series PT-1546, Rev., VAR, 3.44%, 09/05/06	5,745
6,675	Hudson County Improvement Authority, Essential Purpose Pooled Loan, Rev., VAR, LOC: Bank of New York, 3.30%, 09/07/06	6,675
7,900	Mercer County Improvement Authority, Atlantic Foundation & Johnson, Rev., VAR, MBIA, 3.36%, 09/07/06	7,900
11,600	Municipal Securities Trust Certificates, Series 2001-175, Class A, Rev., VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.46%, 09/06/06	11,600
	New Jersey EDA,
4,995	Series A, GO, VAR, AMBAC, LIQ: Citibank N.A., 3.44%, 09/07/06	4,995
19,460	Series PT-2805, Rev., VAR, AMBAC, FGIC, LIQ: Dexia Credit Local, 3.43%, 09/07/06	19,460
14,495	New Jersey EDA, Merlots, Series B-14, Rev., VAR, AMBAC, 3.44%, 09/06/06	14,495
6,000	New Jersey EDA, Kenwood USA Corporate Project, Rev., VAR, LOC: Bank of New York, 3.61%, 09/07/06	6,000
9,900	New Jersey EDA, Senior Care, Bayshore Health, Series A, Rev., VAR, LOC: Krediet Bank N.V., 3.29%, 09/07/06	9,900
1,500	New Jersey Health Care Facilities Financing Authority, Meridian Health Systems, Series B, Rev., VAR, LOC: Fleet National Bank, 3.26%, 09/07/06	1,500
3,300	New Jersey Sports & Exposition Authority, State Contract, Series C, Rev., VAR, MBIA, 3.30%, 09/07/06	3,300
	New Jersey State Educational Facilities Authority,
5,450	Series PT-1597, Rev., VAR, AMBAC, 3.44%, 09/02/06	5,450
5,225	Series PT-1599, Rev., VAR, 3.44%, 09/02/06	5,225
10,170	Series SG-148, Rev., VAR, LIQ: Societe Generale, 3.43%, 09/07/06	10,170
25,840	New Jersey State Turnpike Authority, Series ROCS-RR-II-R-399, Rev., VAR, FSA, LIQ: Citibank N.A., 3.44%, 09/07/06	25,840
	New Jersey Transportation Trust Fund Authority,
57,880	Series 775-D, Rev., VAR, LIQ: Morgan Stanley Municipal Funding, 3.43%, 09/07/06	57,880
8,482	Series 941-D, Rev., VAR, FSA-CR, LIQ: Morgan Stanley Municipal Funding, 3.43%, 09/07/06	8,482
	New Jersey Transportation Trust Fund Authority, Merlots,
5,700	Series B-04, Rev., VAR, MBIA, 3.44%, 09/06/06	5,700
10,695	Series B-23, Rev., VAR, AMBAC-TCRS, Bank of New York, 3.44%, 09/06/06	10,695
16,895	New Jersey Transportation Trust Fund Authority, Unrefunded Balance, Transportation Systems, Series ROCS-RR-II-7012, Rev., VAR, FSA, LIQ: Citibank N.A., 3.46%, 10/13/06	16,895
		237,907
	New Mexico — 0.3%
3,200	Chaves County, IDR, Friona Industries LP, Series A, Rev., VAR, LOC: Bank of America N.A., 3.51%, 09/01/06	3,200
13,141	City of Albuquerque, Airport, Sub Lien, Rev., VAR, AMBAC, 3.39%, 09/13/06	13,141
6,405	New Mexico Finance Authority, RR-II-R-2118, Rev., VAR, AMBAC, LIQ: Citigroup Global Markets, 3.45%, 09/07/06	6,405
	New Mexico Mortgage Finance Authority,
2,645	Series PT-1308, Rev., VAR, GNMA/FNMA/FHLMC, 3.48%, 09/01/06	2,645
2,665	Series PT-1378, Rev., VAR, GNMA/FNMA/FHLMC, 3.48%, 09/03/06	2,665
20,000	State of New Mexico, TRAN, 4.50%, 06/29/07	20,122
		48,178
	New York — 12.0%
24,795	ABN AMRO Munitops Certificate Trust, Series 2002-19, Rev., VAR, MBIA-IBC, 3.44%, 09/07/06	24,795
	Bank of New York Municipal Certificates Trust,
6,755	Rev., VAR, 3.53%, 09/07/06	6,755
13,622	Series B, Rev., VAR, 3.53%, 09/07/06	13,622
23,170	Series PA-892, Rev., VAR, 3.49%, 09/07/06	23,169
	Eclipse Funding Trust, Solar Eclipse, Metropolitan,
14,210	Series 2005-0002, Rev., VAR, AMBAC, LIQ: U.S. Bank N.A., 3.41%, 09/07/06	14,210
11,525	Series 2006-0112, Rev., VAR, FSA-CR, LIQ: U.S. Bank N.A., 3.41%, 09/07/06	11,525
10,735	Series 2006-2028, Rev., VAR, AMBAC, LIQ: U.S. Bank N.A., 3.41%, 09/07/06	10,735
46,060	Liberty Development Corp., Series PT-1416, Rev., VAR, LIQ: Morgan Stanley Municipal Funding, 3.43%, 09/07/06	46,060
31,000	Long Island Power Authority, Sub Series 7-A, Rev., VAR, MBIA, 3.30%, 09/04/06	31,000

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	New York — Continued
	Long Island Power Authority, Electric Systems,
900	Series D, Rev., VAR, FSA, 3.39%, 09/13/06	900
9,995	Series PA-513-R, Rev., VAR, FSA, 3.44%, 09/05/06	9,995
4,800	Series PT-386, Rev., 3.44%, 09/01/06	4,800
	Metropolitan Transportation Authority,
20,745	Series 848-D, Rev., VAR, FGIC, LIQ: Morgan Stanley Municipal Funding, 3.43%, 09/07/06	20,745
920	Series A3, GO, VAR, XLCA, 3.37%, 09/07/06	920
15,400	Series E-1, Rev., VAR, LOC: Fortis Bank N.V., 3.39%, 09/07/06	15,400
6,700	Series PA-1042R, Rev., VAR, MBIA, 3.44%, 09/06/06	6,700
16,095	Series PT-1153, Rev., VAR, AMBAC, LIQ: Morgan Stanley Municipal Funding, 3.43%, 09/07/06	16,095
23,100	Metropolitan Transportation Authority, Dedicated Tax Fund, Series B, Rev., VAR, FSA, 3.33%, 09/07/06	23,100
15,005	Metropolitan Transportation Authority, EAGLE Series 2004-0041, Class A, Rev., VAR, FSA, LIQ: Citibank N.A., 3.46%, 09/07/06	15,005
11,980	Metropolitan Transportation Authority, Merlots, Series B-16, Rev., VAR, 3.44%, 09/06/06	11,980
6,420	Monroe County Airport Authority, Series PA-585, Rev., VAR, MBIA, 3.46%, 09/02/06	6,420
	Municipal Securities Trust Certificates,
1,300	Series 2000-109, Class A, Rev., VAR, LIQ: Bear Stearns Capital Markets, 3.57%, 09/06/06 (e)	1,300
7,555	Series 2001-116, Class A, Rev., VAR, LIQ: Bear Stearns Capital Markets, 3.44%, 09/13/06 (e)	7,555
8,600	Series 2001-122, Class A, Rev., VAR, LIQ: Bear Stearns Capital Markets, 3.44%, 09/13/06 (e)	8,600
10,160	Series 2006-262, Class A, Rev., VAR, MBIA, LIQ: Bear Stearns Capital Markets, 3.52%, 09/06/06	10,160
20,415	Series 2006-267, Class A, Rev., VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.52%, 09/06/06	20,415
16,725	Nassau County, TAN,
	Series A, GO, LOC: Keybank N.A., 4.50%, 10/31/06	16,760
6,800	Nassau Health Care Corp., Sub Series 2004-C3, Rev., VAR, FSA, 3.37%, 09/07/06	6,800
	New York City,
10,300	Series F-4, GO, VAR, LOC: Landesbank Hessen-Thueringen, 3.40%, 09/13/06	10,300
4,995	Series PA- 878, GO, VAR, MBIA-IBC, 3.44%, 09/06/06	4,995
30,500	Sub Series A-2, GO, VAR, LOC: Bank of America N.A., 3.35%, 09/13/06	30,500
20,550	Sub Series A-3, GO, VAR, LOC: BNP Paribas, 3.40%, 09/13/06	20,550
750	Sub Series A-4, GO, VAR, LOC: Bayerische Landesbank, 3.54%, 09/06/06	750
5,100	Sub Series A-6, GO, VAR, LOC: Helaba, 3.37%, 09/13/06	5,100
8,900	Sub Series C-2, GO, VAR, LOC: Bayerische Landesbank, 3.40%, 09/13/06	8,900
8,975	Sub Series C-4, GO, VAR, LOC: BNP Paribas, 3.35%, 09/13/06	8,975
2,000	Sub Series C-5, GO, VAR, LOC: Bank of New York, 3.33%, 09/13/06	2,000
30,000	Sub Series E-4, GO, VAR, LOC: Bank of America, N.A., 3.40%, 09/07/06	30,000
20,815	Sub Series G-2, GO, VAR, LOC: Bank of Nova Scotia, 3.35%, 09/13/06	20,815
14,085	Sub Series H-2, GO, VAR, LOC: Bank of New York, 3.33%, 09/13/06	14,085
7,250	Sub Series H-2, GO, VAR, LOC: Bank of Nova Scotia, 3.35%, 09/13/06	7,250
200	Sub Series H-2, GO, VAR, MBIA, 3.40%, 09/06/06	200
300	Sub Series H-2, GO, VAR, MBIA, 3.54%, 09/06/06	300
350	Sub Series H-3, GO, VAR, FSA, 3.35%, 09/06/06	350
3,860	Sub Series H-3, GO, VAR, LOC: Bank of New York, 3.40%, 09/13/06	3,860
5,100	Sub Series H-4, GO, VAR, AMBAC, 3.40%, 09/13/06	5,100
9,755	Sub Series H-5, GO, VAR, LOC: Dexia Credit Local, 3.40%, 09/13/06	9,755
1,700	Sub Series H-6, GO, VAR, MBIA, 3.32%, 09/13/06	1,700
30,000	New York City Housing Development Corp., 90 West St., Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.40%, 09/13/06	30,000
6,000	New York City Housing Development Corp., 155 W 21st Street, AMT, Series A , Rev., VAR, LOC: Bank of New York, 3.45%, 09/13/06	6,000
9,250	New York City Housing Development Corp., Chelsea Arms, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.43%, 09/13/06	9,250
12,800	New York City Housing Development Corp., La Casa Del Sol, Series VA, Rev., VAR, LOC: Citibank N.A., 3.40%, 09/13/06	12,800

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   41

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	New York — Continued
2,800	New York City Housing Development Corp., Mortgage, 55 Pierrepont Development, Series A, Rev., VAR, LOC: Allied Irish Bank plc, 3.45%, 09/13/06	2,800
6,950	New York City Housing Development Corp., Mortgage, Parkview Apartments, Series A, Rev., VAR, LOC: Citibank N.A., 3.45%, 09/13/06	6,950
13,800	New York City Housing Development Corp., Mortgage Urban Horizons, Series II-A, Rev., VAR, LOC: Citibank N.A., 3.40%, 09/13/06	13,800
3,070	New York City Housing Development Corp., Multi-Family Housing, Columbus Apartments, Series A, Rev., VAR, FNMA COLL AGMT, 3.37%, 09/13/06	3,070
10,900	New York City Housing Development Corp., Multi-Family Rental Housing, Tribeca Tower, Series A, Rev., VAR, FNMA COLL AGMT, 3.42%, 09/13/06	10,900
15,000	New York City Housing Development Corp., One Columbus Place Development, Series A, Rev., VAR, FNMA COLL AGMT, 3.42%, 09/13/06	15,000
10,700	New York City Housing Development Corp., Thessalonica Court, Series A, Rev., VAR, LOC: Citibank N.A., 3.40%, 09/13/06	10,700
20,000	New York City IDA, Liberty Facilities Hanson Office, Rev., VAR, LOC: ING Bank N.V., 3.40%, 09/07/06	20,000
20,000	New York City IDA, Series PT-1458, Rev., VAR, FGIC, MBIA, LIQ: Morgan Stanley Municipal Funding, 3.45%, 09/07/06	20,000
400	New York City IDA, Municipal Securities Trust Receipts, Series SGA-110, Rev., VAR, LOC: Societe Generale, 3.44%, 09/06/06	400
	New York City Municipal Water Finance Authority,
7,180	ROCS RR II R 385, Rev., VAR, MBIA, LIQ: Citibank N.A., 3.46%, 09/07/06	7,180
14,500	Series PA-454, Rev., VAR, FGIC, 3.44%, 09/05/06	14,500
1,300	Sub Series F-1, Rev., VAR, 3.32%, 09/07/06	1,300
200	New York City Municipal Water Finance Authority, 2nd Generation Resolution, Series AA-3, Rev., VAR, 3.40%, 09/07/06	200
600	New York City Municipal Water Finance Authority, Municipal Securities Trust Receipts, Series SGB-27, Rev., VAR, FSA-CR, LIQ: Societe Generale, 3.43%, 09/07/06	600
	New York City Municipal Water Finance Authority, Water & Sewer Systems,
5,885	Series PA-1076, Rev., VAR, 3.46%, 09/03/06	5,885
9,895	Series PA-1085, Rev., VAR, FGIC, 3.44%, 09/03/06	9,895
	New York City Transitional Finance Authority,
8,995	Series PA-1043-R, Rev., VAR, 3.44%, 09/01/06	8,995
47,335	Sub Series 2-C, Rev., VAR, LOC: Lloyds TSB Bank plc, 3.39%, 09/13/06	47,335
9,950	Sub Series 2-E, Rev., VAR, 3.34%, 09/13/06	9,950
	New York City Transitional Finance Authority, Future Tax Secured,
14,400	Series A-2, Rev., VAR, 3.40%, 09/13/06	14,400
1,375	Series B, Rev., VAR, 3.54%, 09/06/06	1,375
1,100	Sub Series C-5, Rev., VAR, 3.43%, 09/06/06	1,100
	New York City Transitional Finance Authority, New York City Recovery,
4,585	Sub Series 1A, Rev., VAR, LIQ: Landesbank Hessen-Thueringen, 3.40%, 09/13/06	4,585
5,210	Sub Series 3-B, Rev., VAR, 3.55%, 09/06/06	5,210
350	Sub Series 3-H, Rev., VAR, 3.43%, 09/06/06	350
	New York City Trust for Cultural Resources,
7,910	Series 162, Rev., VAR, AMBAC, LIQ: Morgan Stanley Dean Witter, 3.43%, 09/07/06	7,910
16,670	New York City Trust for Cultural Resources, Manhattan School of Music, Rev., VAR, RADIAN, 3.35%, 09/07/06	16,670
1,100	New York City Trust for Cultural Resources, Municipal Securities Trust Receipts, Series SGA-91, Rev., VAR, AMBAC, LIQ: Societe Generale, 3.57%, 09/06/06	1,100
4,300	New York City, Housing Development Corp., Multi-Family Housing, Monterey, Series A, Rev., VAR, FNMA COLL AGMT, 3.37%, 09/13/06	4,300
	New York City, Municipal Securities Trust Receipts,
9,000	Series SGA-51, GO, VAR, AMBAC, 3.44%, 09/06/06	9,000
15	Series SGB-33, GO, VAR, FSA-CR, LIQ: Societe Generale, 3.44%, 09/07/06	15
2,500	Series SGB-36, GO, VAR, AMBAC, LIQ: Societe Generale, 3.41%, 09/05/06	2,500
300	New York City, Municipal Water Finance Authority, Water & Sewer Systems, Series G, Rev., VAR, FGIC, 3.35%, 09/06/06	300
	New York Local Government Assistance Corp.,
1,700	Series B, Rev., VAR, LOC: Bank Of Nova Scotia, 3.35%, 09/13/06	1,700
16,800	Series F, Rev., VAR, LOC: Societe Generale, 3.28%, 09/13/06	16,800

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	New York — Continued
7,900	Series G, Rev., VAR, LOC: Bank Of Nova Scotia, 3.32%, 09/13/06	7,900
	New York Local Government Assistance Corp., Floating Rate Receipts,
10,300	Series SG-100, Rev., VAR, MBIA-IBC, 3.43%, 09/06/06	10,300
5,500	Series SG-99, Rev., VAR, AMBAC, 3.43%, 09/06/06	5,500
8,200	New York Local Government Assistance Corp., Municipal Securities Trust Receipts, Series SGA-59, Rev., VAR, 3.57%, 09/06/06	8,200
12,350	New York Local Government Assistance Corp., Sub Lien, Series A-6V, Rev., VAR, FSA, 3.35%, 09/13/06	12,350
	New York Mortgage Agency, Homeowner Mortgage,
10,000	Series 122, Rev., VAR, AMT, 3.42%, 09/13/06	10,000
31,500	Series 125, Rev., VAR, AMT, 3.47%, 09/13/06	31,500
	New York State Dormitory Authority,
5,000	Series PA-409, Rev., VAR, AMBAC, FHA, 3.44%, 09/04/06	5,000
11,100	Series PA-419, Rev., VAR, 3.44%, 09/04/06	11,100
6,445	Series PA-773-R, Rev., VAR, MBIA-IBC, 3.44%, 09/06/06	6,445
15,470	Series PA-1088, Rev., VAR, AMBAC, FHA, 3.44%, 09/02/06	15,470
7,120	Series PA-1089, Rev., VAR, AMBAC, FHA, 3.44%, 09/02/06	7,120
35,645	Series PA-1322, Rev., VAR, FHA, LIQ: Morgan Stanley Municipal Funding, 3.43%, 09/07/06	35,645
9,770	Series PT-1447, Rev., VAR, MBIA, 3.44%, 09/05/06	9,770
6,815	Series PT-1621, Rev., VAR, MBIA, 3.44%, 09/05/06	6,815
7,945	Series PT-2240, Rev., VAR, FSA-CR, 3.44%, 09/04/06	7,945
21,000	New York State Dormitory Authority, Columbia, Series B, Rev., VAR, 3.35%, 09/07/06	21,000
	New York State Dormitory Authority, Mental Health Services,
48,330	Sub Series D2-B, Rev., VAR, FSA, 3.38%, 09/07/06	48,330
11,900	Sub Series D2-D, Rev., VAR, AMBAC, 3.40%, 09/07/06	11,900
5,000	Sub Series D2-E, Rev., VAR, 3.37%, 09/07/06	5,000
29,900	Sub Series D2-H, Rev., VAR, 3.37%, 09/07/06	29,900
4,570	New York State Dormitory Authority, New York Public Library, Series A, Rev., VAR, MBIA, 3.37%, 09/13/06	4,570
	New York State Energy Research & Development Authority,
6,000	Series C-1, Rev., VAR, LOC: Citibank N.A., 3.40%, 09/13/06	6,000
13,600	Series C-2, Rev., VAR, LOC: Citibank N.A., 3.47%, 09/13/06	13,600
10,000	New York State Energy Resources & Development Authority, Orange & Rockland Project, Series A, Rev., VAR, FGIC, LIQ: National Australia Bank, 3.32%, 09/13/06	10,000
10,450	New York State Energy Research & Development Authority, PCR, Series PA-450, Rev., VAR, AMBAC, 3.44%, 09/13/06	10,450
	New York State Environmental Facilities Corp.,
15,000	Series PA-1261, Rev., VAR, MBIA, 3.44%, 09/05/06	15,000
4,995	Series PA-174, Rev., VAR, MBIA, LIQ: Merrill Lynch Capital Services, 3.44%, 09/04/06	4,995
	New York State Environmental Facilities Corp., Clean Water & Drinking,
11,650	PA-1165, Rev., VAR, 3.44%, 09/07/06	11,650
17,972	Series 731, Rev., VAR, LIQ: Morgan Stanley Dean Witter, 3.43%, 09/07/06	17,972
8,000	New York State Housing Development Authority, 101 West End, Series 883, Rev., VAR, FNMA, LIQ: FNMA, 3.40%, 09/13/06	8,000
	New York State Housing Finance Agency,
34,600	Series C, Rev., VAR, LOC: Dexia Credit Local, 3.40%, 09/13/06	34,600
14,200	Series D, Rev., VAR, LOC: State Street Bank & Trust Co., 3.40%, 09/13/06	14,200
4,100	New York State Housing Finance Agency, 150 East 44th Street, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.40%, 09/13/06	4,100
4,200	New York State Housing Finance Agency, 240 East 39th Street Housing, Rev., VAR, LOC: FNMA, 3.42%, 09/13/06	4,200
1,900	New York State Housing Finance Agency, 345 East 94th Street Housing, Series A, Rev., VAR, FHLMC, LIQ: FHLMC, 3.40%, 09/13/06	1,900
32,700	New York State Housing Finance Agency, 360 West 43rd Street, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.43%, 09/13/06	32,700
8,500	New York State Housing Finance Agency, Avalon Chrystie Place Housing, Series A, Rev., VAR, LOC: Fleet National Bank, 3.45%, 09/04/06	8,500

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   43

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	New York — Continued
5,900	New York State Housing Finance Agency, Bennington Hills Housing, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.43%, 09/13/06	5,900
15,500	New York State Housing Finance Agency, Helena Housing, Series A, Rev., VAR, LOC: Fleet National Bank, 3.42%, 09/13/06	15,500
11,000	New York State Housing Finance Agency, Kew Gardens Hills, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.42%, 09/13/06	11,000
20,550	New York State Housing Finance Agency, Liberty, Rev., VAR, FHLMC, LIQ: FHLMC, 3.37%, 09/13/06	20,550
7,100	New York State Housing Finance Agency, Multi-Family Housing, Series A, Rev., VAR, FNMA COLL, LIQ: FNMA, 3.42%, 09/13/06	7,100
5,695	New York State Housing Finance Agency, Parkledge Apartments, Series A, Rev., VAR, FHLMC, LIQ: FHLMC, 3.45%, 09/13/06	5,695
11,300	New York State Housing Finance Agency, Theater Row, Rev., VAR, FHLMC, LIQ: FHLMC, 3.43%, 09/06/06	11,300
25,000	New York State Housing Finance Agency, Tower 31 Housing, Series A, Rev., VAR, LOC: Fleet National Bank, 3.45%, 09/13/06	25,000
2,000	New York State Housing Finance Agency, Union Square South Housing, Rev., VAR, FNMA, LIQ: FNMA, 3.42%, 09/13/06	2,000
	New York State Housing Finance Agency, Victory Housing,
16,500	Series 2001-A, Rev., VAR, FHLMC, LIQ: FHLMC, 3.43%, 09/13/06	16,500
10,000	Series 2002-A, Rev., VAR, FHLMC, LIQ: FHLMC, 3.43%, 09/13/06	10,000
14,300	New York State Housing Finance Agency, West 23rd Street, Series A, Rev., VAR, LIQ: FNMA, 3.40%, 09/13/06	14,300
18,100	New York State Housing Finance Agency, West 33rd Street, Series A, Rev., VAR, FNMA, 3.40%, 09/13/06	18,100
15,500	New York State Housing Finance Agency, West 38 Street, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.40%, 09/13/06	15,500
3,400	New York State Housing Finance Agency, Worth Street, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.43%, 09/13/06	3,400
11,415	New York State Thruway Authority, Series PA-532, Rev., GO, VAR, LIQ: Merrill Lynch Capital Services, 3.44%, 09/07/06	11,415
35,980	New York State Thruway Authority, EAGLE, Series 720053022, Class A, Rev., VAR, FSA, LIQ: Citibank N.A., 3.46%, 09/07/06	35,980
7,190	New York State Thruway Authority, Highway & Bridge Trust Fund, Series PT-1425, Rev., VAR, FGIC, 3.44%, 09/05/06	7,190
21,625	New York State Thruway Authority, Municipal Securities Trust Receipts, Series SGA-150, Rev., VAR, LIQ: Societe Generale, 3.44%, 09/06/06	21,625
6,200	New York State Urban Development Corp., Series SG-163, Rev., VAR, 3.43%, 09/04/06	6,200
12,525	New York State Urban Development Corp., State Facilities & Equipment, Sub Series A3-A, Rev., VAR, CIFG, 3.40%, 09/07/06	12,525
18,060	Onondaga County IDA, Reference Solvay Paperboard Project, Rev., VAR, LOC: Citibank N.A., 3.50%, 09/07/06	18,060
8,075	Port Authority of New York & New Jersey, Series PT-2263, Rev., VAR, FGIC-TCRS, 3.44%, 09/06/06	8,075
6,455	Port Authority of New York & New Jersey, Trust Receipts, Series 10, Class F, Rev., VAR, FSA, 3.46%, 09/07/06	6,455
20,000	State of New York, Series B, GO, VAR, LOC: Dexia Credit Local, 3.60%, 01/16/07	20,000
18,145	Tobacco Settlement Financing Authority, TOCS, Series C, AMT, Rev., VAR, LIQ: Goldman Sachs, 3.49%, 09/07/06	18,145
	Triborough Bridge & Tunnel Authority,
8,000	Series B, Rev., VAR, FSA, 3.40%, 09/13/06	8,000
5,795	Series D, Rev., VAR, FSA, 3.34%, 09/13/06	5,795
2,350	Series M1J, Regulation D, Rev., VAR, MBIA-IBC, 3.42%, 09/13/06	2,350
12,080	Series PT-1090, Rev., VAR, MBIA-IBC, 3.44%, 09/06/06	12,080
595	Series PT-2017, Rev., VAR, MBIA, 3.44%, 09/02/06	595
2,100	Triborough Bridge & Tunnel Authority, General Purpose, Series C, Rev., VAR, AMBAC, 3.34%, 09/13/06	2,100
		1,813,893
	North Carolina — 2.5%
9,900	Buncombe County Metropolitan Sewerage District, Series PA-892, Rev., VAR, XLCA, 3.43%, 09/07/06	9,900
8,405	City of Charlotte, Series B, Rev., VAR, 3.41%, 09/07/06	8,405

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	North Carolina — Continued
10,955	City of Charlotte, Airport, Series D, Rev., VAR, MBIA, 3.39%, 09/13/06	10,955
25,000	City of Charlotte, Transit Project, TRAN, COP, VAR, 3.38%, 09/13/06	25,000
	City of Greensboro, Enterprise Systems,
2,500	Series B, Rev., VAR, 3.45%, 09/13/06	2,500
20,190	Series B, Rev., VAR, LIQ: Wachovia Bank N.A., 3.45%, 09/13/06	20,190
5,000	City of Winston-Salem, Water & Sewer Systems, Series B, Rev., VAR, 3.41%, 09/13/06	5,000
1,500	Durham, Water & Sewer Utility Systems, Rev., VAR, 3.44%, 09/06/06	1,500
	Fayetteville Public Works Commission,
8,605	Rev., VAR, FSA, 3.40%, 09/13/06	8,605
4,500	Series A, Rev., VAR, FSA, 3.40%, 09/13/06	4,500
15,565	Guilford County, Series PA-892, GO, VAR, 3.41%, 09/07/06	15,565
300	Guilford County Industrial Facilities & PCFA, IDA, Neal Manufacturing, Inc., Rev., VAR, LOC: Bank of America N.A., 3.46%, 09/07/06	300
9,090	Henderson County, Series PA-892, COP, VAR, AMBAC, 3.45%, 09/05/06	9,090
4,800	Iredell County Public Facilities Corp., Iredell County Schools Project, Rev., VAR, AMBAC, 3.41%, 09/07/06	4,800
5,000	Mecklenburg County, Series C, GO, VAR, LIQ: Bank of America N.A., 3.45%, 09/13/06	5,000
8,530	North Carolina Capital Facilities Finance Agency, Goodwill Community Foundation Project, Rev., VAR, LOC: Bank of America N.A., 3.41%, 09/07/06	8,530
10,255	North Carolina Capital Facilities Finance Agency, Wolfpack Towers Project, Series A, Rev., VAR, LOC: Bank of America N.A., 3.41%, 09/07/06	10,255
8,225	North Carolina Educational Facilities Finance Agency, Elon College, Rev., VAR, LOC: Bank of America N.A., 3.45%, 09/13/06	8,225
3,995	North Carolina Housing Finance Agency, Series 2003-L44J, Regulation D, Rev., VAR, LIQ: Lehman Liquidity LLC, 3.55%, 09/13/06	3,995
5,335	North Carolina Housing Finance Agency, Appalachian Student Housing, Series A, Rev., VAR, LOC: Wachovia Bank N.A., 3.44%, 09/13/06	5,335
	North Carolina Housing Finance Agency, Home Ownership,
13,350	Series 16-C, Rev., VAR, LIQ: Bank of America N.A., 3.48%, 09/13/06	13,350
10,500	Series 22-B, Rev., VAR, AMT, 3.20%, 09/13/06	10,500
6,105	North Carolina Medical Care Commission, Baptist Hospitals Project, Rev., VAR, 3.43%, 09/06/06	6,105
	North Carolina Medical Care Commission, Duke University Health System,
3,900	Series B, Rev., VAR, 3.39%, 09/13/06	3,900
3,780	Series C, Rev., VAR, 3.39%, 09/13/06	3,780
7,100	North Carolina Medical Care Commission, Firsthealth Carolinas Project, Rev., VAR, 3.40%, 09/13/06	7,100
2,400	North Carolina Medical Care Commission, Lincoln Health Systems Project, Series A, Rev., VAR, LOC: Bank of America N.A., 3.41%, 09/07/06	2,400
10,200	North Carolina Medical Care Commission, Moses H. Cone Memorial Hospital Project, Rev., VAR, 3.40%, 09/07/06	10,200
33,250	North Carolina Medical Care Commission, Moses Cone Health Systems, Series A, Rev., VAR, 3.41%, 09/07/06	33,250
39,150	North Carolina Medical Care Commission, Northeast Medical Center Project, Series A, Rev., VAR, 3.40%, 09/13/06	39,150
15,000	North Carolina Medical Care Commission, Union Regulation Medical Center Project, Series B, Rev., VAR, LOC: Wachovia Bank N.A., 3.41%, 09/07/06	15,000
5,100	North Carolina Medical Care Commission., Pooled Equipment Financing Project, Rev., VAR, MBIA, 3.45%, 09/12/06	5,100
15,000	North Carolina State University at Raleigh, Series B, Rev., VAR, 3.36%, 09/13/06	15,000
7,540	Raleigh Durham Airport Authority, Rev., VAR, FGIC, 3.48%, 09/13/06	7,540
8,540	State of North Carolina, Series PT-2207, GO, VAR, 3.45%, 09/06/06	8,540
5,560	State of North Carolina, Public Improvement, Series D, GO, VAR, 3.42%, 09/13/06	5,560
13,900	Union County, Series B, GO, VAR, 3.38%, 09/07/06	13,900
16,000	University of North Carolina, Series C, Rev., VAR, 3.35%, 09/13/06	16,000
145	University of North Carolina at Chapel Hill, Series A, Rev., VAR, 3.56%, 09/01/06	145
		384,170

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   45

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	North Dakota — 0.4%
3,810	North Dakota State Housing Finance Agency, Series RR-II-R-140, Rev., VAR, LIQ: Citibank N.A., 3.48%, 09/07/06	3,810
	North Dakota State Housing Finance Agency, Home Mortgage,
16,100	Series A, Rev., VAR, 3.47%, 09/13/06	16,100
9,205	Series B, Rev., VAR, 3.47%, 09/13/06	9,205
23,220	Series C, Rev., VAR, 3.47%, 09/13/06	23,220
		52,335
	Ohio — 0.6%
6,305	Cincinnati City School District, Series RR-II-R-4049, GO, VAR, FSA, LIQ: Citigroup Global Markets, 3.45%, 09/07/06	6,305
1,750	City of Cleveland, Water and Wastewater Systems, Series M, Rev., VAR, FSA, 3.40%, 09/07/06	1,750
7,805	Franklin County, Franklin Hospital, Series ROCS-II-R-55, Rev., VAR, LIQ: Citigroup Global Markets, 3.45%, 09/07/06	7,805
3,700	Franklin County, Hospital, Ohio Health Corp., Series D, Rev., VAR, LOC: National City Bank, 3.40%, 09/13/06	3,700
7,800	Franklin County, Trinity Health Credit, Series C-1, Rev., VAR, FGIC, 3.43%, 09/13/06	7,800
9,000	Hamilton County, Healthcare Facilities, Twin Towers & Twin Lakes, Series A, Rev., VAR, LOC: U.S. Bank N.A., 3.61%, 09/08/06	9,000
4,396	Hamilton County, Hospital Facilities, Health Alliance, Series A, Rev., VAR, MBIA, 3.27%, 09/06/06	4,396
16,300	Montgomery County, Catholic Health, Series B-2, Rev., VAR, 3.41%, 09/13/06	16,300
7,390	Municipal Securities Trust Certificates, Series 9047, Class A, Rev., VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.46%, 09/06/06	7,390
4,995	Ohio State Turnpike Commission,
	Series RR-II-R-51, Rev., VAR, FGIC, LIQ: Citibank N.A., 3.45%, 09/07/06	4,995
10,200	Ohio State Water Development Authority, Multi-Modal, Water Development, Rev., VAR, LOC: Northern Trust Co., 3.45%, 09/06/06	10,200
7,755	State of Ohio, Series RR II-R-208, GO, VAR, FSA, LIQ: Citibank N.A., 3.45%, 09/07/06	7,755
		87,396
	Oklahoma — 0.4%
28,500	Oklahoma Turnpike Authority, Second Senior Lien Series B, Rev., VAR, XLCA, 3.40%, 09/07/06	28,500
9,000	Payne County EDA, OSUF Phase 3 Student Project, Series B, Rev., VAR, AMBAC, 3.44%, 09/07/06	9,000
9,600	Payne County EDA, Student Housing, OSUF Phase III Project, Rev., VAR, AMBAC, 3.43%, 09/07/06	9,600
10,490	Tulsa County Home Finance Authority, Multi-Family Housing, Waterford Apartments Project, Rev., VAR, FNMA, LIQ: FNMA, 3.42%, 09/07/06	10,490
6,500	Tulsa Industrial Authority, Justin Industries Project, Rev., VAR, LOC: Bank Of New York, 3.44%, 09/07/06	6,500
		64,090
	Oregon — 0.7%
6,000	Oregon Health & Science University, OHSU Medical Group Project, Series A, Rev., VAR, LOC: Bank of New York, 3.43%, 09/13/06	6,000
9,325	Oregon State Department of Administrative Services, Series 89, VAR, MBIA, LIQ: BNP Paribas, 3.44%, 09/04/06	9,325
5,155	Oregon State Department of Administrative Services, State Lottery, Series PT-1394, Rev., VAR, FSA, 3.45%, 09/05/06	5,155
15,000	Oregon State Housing & Community Services Department, Series I, Rev., VAR, AMT, 3.48%, 09/13/06	15,000
7,785	Oregon State Housing & Community Services Department, Department of Housing and Development, Covenant Retirement, Series A, Rev., VAR, LOC: U.S. Bank N.A., 3.50%, 09/07/06	7,785
5,000	Oregon State Housing & Community Services Department, Single-Family Mortgage Program, Series L, Rev., VAR, 3.48%, 09/13/06	5,000
12,445	Portland Housing Authority, Housing Authority, Civic Apartments, Redevelopment, Rev., VAR, FHLMC, LOC: Wells Fargo Bank, N.A., 3.46%, 09/07/06	12,445
	State of Oregon,
10,000	Series A, GO, 4.50%, 11/27/06	10,033
795	Series A-18, Regulation D, GO, VAR, 3.50%, 09/13/06	795
14,255	Series 229, Rev., VAR, 3.46%, 09/02/06	14,255
21,600	State of Oregon, Veterans Welfare, Series 83, GO, VAR, 3.43%, 09/13/06	21,600
		107,393

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	Other Territory — 7.9%
	ABN AMRO Munitops Certificate Trust,
17,676	Series 1998-16, Rev., VAR, MBIA, 3.46%, 09/07/06	17,676
31,495	Series 1999-6, Rev., VAR, PSF-GTD, 3.44%, 09/07/06 (e)	31,495
10,000	Series 1999-9, Rev., VAR, PSF-GTD, 3.44%, 09/07/06 (e)	10,000
13,280	Series 2000-10, Rev., VAR, MBIA, 3.44%, 09/07/06 (e)	13,280
16,685	Series 2000-13, Class C, Rev., VAR, PSF-GTD, 3.44%, 09/07/06	16,685
9,850	Series 2001-10, GO, VAR, MBIA, 3.46%, 09/07/06	9,850
15,010	Series 2001-21, GO, VAR, MBIA, 3.46%, 09/07/06	15,010
11,000	Series 2001-26, GO, VAR, PSF-GTD, 3.45%, 09/07/06	11,000
10,310	Series 2001-27, Rev., VAR, FSA, 3.53%, 09/07/06	10,310
5,500	Series 2002-16, GO, VAR, PSF-GTD, 3.46%, 09/07/06 (e)	5,500
9,995	Series 2002-3, Rev., VAR, GNMA COLL, 3.52%, 09/07/06	9,995
4,860	Series 2002-37, Rev., VAR, FHA, GNMA COLL, 3.53%, 09/07/06	4,860
10,750	Series 2004-8, GO, VAR, AMBAC, 3.65%, 01/11/07	10,750
16,280	Series 2004-43, GO, VAR, FGIC, 3.46%, 09/07/06	16,280
22,580	ABN AMRO Munitops Certificate Trust, Multi-State, Series 2002-1, Rev., VAR, 3.57%, 09/07/06	22,580
	Clipper Tax-Exempt Certificate Trust,
28,388	Series 2002-9, COP, VAR, LIQ: State Street Bank & Trust Co., 3.56%, 09/07/06	28,388
12,243	Series 2005-15, Rev., VAR, LIQ: State Street Bank & Trust Co., 3.50%, 09/07/06	12,243
4,885	Series 2005-16, Rev., VAR, LIQ: State Street Bank & Trust Co., 3.50%, 09/07/06	4,885
1,569	Clipper Tax-Exempt Certificate Trust Partner, Series 1999-2, COP, VAR, 3.56%, 09/07/06	1,569
	Clipper Tax-Exempt Certificate Trust Partner, Multi-State,
12,395	Series 2005-30, Rev., VAR, 3.56%, 09/07/06	12,395
7,623	Series PA-892, Rev., VAR, 3.56%, 09/07/06	7,623
	Eagle Tax-Exempt Trust,
10,000	Class A, Rev., VAR, MBIA, LIQ: Citibank N.A., 3.46%, 09/07/06	10,000
17,315	Rev., VAR, MBIA, LIQ: Citibank N.A., 3.45%, 09/07/06	17,315
	Eagle Tax Exempt Trust, Weekly Option Mode,
1,230	Series 1994-4904, GO, VAR, LIQ: Citibank N.A, 3.49%, 09/07/06	1,230
2,000	Series 2000-1601, Rev., VAR, LIQ: Citibank N.A., 3.46%, 09/07/06	2,000
	Eagle Tax Exempt Trust, Weekly Partner Certificate,
6,000	Series 2000-1003, Rev., VAR, FGIC, LIQ: Citibank N.A., 3.46%, 09/07/06	6,000
14,850	Series 2000-3208, Class A, Rev., VAR, MBIA, LIQ: Citibank N.A., 3.46%, 09/07/06	14,850
5,900	Series 2001-3801, Class A, Rev., VAR, AMBAC, LIQ: Citibank N.A., 3.46%, 09/07/06	5,900
2,420	Series 2001-4303, Class A, Rev., VAR, LIQ: Citibank N.A., 3.46%, 09/07/06	2,420
10,475	Series 2001-4304, Class A, GO, VAR, PSF-GTD, LIQ: Citibank N.A., 3.46%, 09/07/06	10,475
7,000	Series 2002-0301, Class A, Rev., VAR, LIQ: Citibank N.A., 3.46%, 09/07/06	7,000
3,000	Series 2002-4302, Rev., VAR, FSA, LIQ: Citibank N.A., 3.46%, 09/07/06	3,000
13,280	MBIA Capital Corp. Tax Exempt,
	Series PL-10, Rev., VAR., MBIA, LIQ: Landesbank Hessen-Thueringen, 3.51%, 09/03/06	13,280
50,000	Medium Term Tax-Exempt Multifamily Housing Trust, Series PT-274, Rev., VAR, 3.54%, 09/15/06	50,000
8,045	Municipal Securities Pool Trust, Series SG-P-18, Rev., VAR, LIQ: Societe Generale, 3.54%, 09/04/06	8,045
11,120	Municipal Securities Pool Trust, Trust Receipts, Series SG-PG-17, Rev., VAR, LIQ: Societe Generale, 3.54%, 09/05/06	11,120
	Puttable Floating Option Tax-Exempt Receipts,
260,655	Series PPT-1, Rev., VAR, LIQ: Merrill Lynch Capital Services, 3.65%, 09/04/06	260,655
325,225	Series PPT-2, Rev., VAR, 3.65%, 09/05/06	325,225
8,500	Series PPT-12, Rev., 4.26%, 09/06/06	8,500
47,680	Series PPT-12, Rev., VAR, Merrill Lynch Capital Services, 3.54%, 09/05/06	47,680
21,005	Series PPT-16, Rev., VAR, 3.51%, 02/01/07	21,005
31,815	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-2, Class A Certificates, Rev., VAR, FHLMC, LIQ: FHLMC, 3.49%, 09/05/06	31,815
	Reset Optional Certificates Trust II-R,
32,790	Series RR-II-R-12, Rev., VAR, LOC: Citigroup Financial Products, 3.51%, 09/07/06	32,790
28,800	Series RR-II-R-16, Rev., VAR, LOC: Citigroup Financial Products, 3.51%, 09/07/06	28,800

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   47

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Other Territory — Continued
9,465	SunAmerica Trust, Series 2, Class A Certificates, Rev., VAR, FHLMC, LIQ: FHLMC, 3.56%, 09/07/06	9,465
		1,200,944
	Pennsylvania — 3.4%
6,745	Allegheny County Hospital Development Authority, Series PA-748, Rev., VAR, MBIA, LIQ: Merrill Lynch Capital Services, 3.46%, 09/06/06	6,745
10,000	Allegheny County Hospital Development Authority, University of Pittsburg Medical Center, Series B-1, Rev., VAR, 3.53%, 09/07/06	10,000
8,120	Berks County IDA, Health Care-Lutheran Services, Series A, Rev., VAR, AMBAC, LIQ: Wachovia Bank N.A., 3.41%, 09/06/06	8,120
4,370	Berks County IDA, Kutztown University Foundation Project, Rev., VAR, LOC: Wachovia Bank N.A., 3.41%, 09/07/06	4,370
13,380	Bucks County IDA, Law School Admission Council, Rev., VAR, LOC: Allied Irish Bank plc, 3.41%, 09/06/06	13,380
4,285	Chester County Health & Educational Facilties Authority, Barclay Friends Project, Series B, Rev., VAR, LOC: Wachovia Bank N.A., 3.41%, 09/13/06	4,285
	City of Philadelphia,
10,000	Series 720050050, Class A, Rev., VAR, FSA, LIQ: Citibank N.A., 3.46%, 09/07/06	10,000
15,000	TRANS, GO, VAR, 4.50%, 06/29/07	15,087
340	City of Philadelphia, Gas Works, Series PA-1144, Rev., VAR, FSA, 3.44%, 09/01/06	340
4,900	City of Philadelphia IDA, 30th Street Station Project, Rev., VAR, MBIA, LIQ: Royal Bank of Scotland, 3.65%, 09/04/06	4,900
	City of Philadelphia, Water & Wastewater Systems,
16,465	Rev., VAR, FSA, 3.39%, 09/13/06	16,465
2,995	Series SG-158, Rev., VAR, FGIC, 3.44%, 09/07/06	2,995
7,865	Cornwall Lebanon School District, Series PT-2765, GO, VAR, FSA, 3.44%, 09/04/06	7,865
3,200	Delaware Valley Regional Financial Authority, Rev., VAR, LOC: National Australia Bank, 3.41%, 09/13/06	3,200
	Delaware Valley Regional Financial Authority, Local Government,
14,100	Series A, Rev., VAR, LOC: National Australia Bank, 3.41%, 09/13/06	14,100
14,400	Series D, Rev., VAR, LOC: National Australia Bank, 3.41%, 09/13/06	14,400
11,600	Emmaus General Authority, Loan Project, Series A, Rev., VAR, FSA, 3.43%, 09/07/06	11,600
4,040	Erie County Hospital Authority, Series PT-820, Rev., VAR, MBIA, LIQ: Morgan Stanley Municipal Funding, 3.45%, 09/07/06	4,040
5,000	Harrisburg Authority, Water, Series A, Rev., VAR, FGIC, 3.46%, 09/07/06	5,000
9,475	Luzerne County IDA, Series RR-II-R-393, Rev., VAR, AMBAC, LIQ: Citibank N.A., 3.45%, 09/07/06	9,475
13,330	Montgomery County IDA, PCR, Exelon Corp, Rev., VAR, LOC: Wachovia Bank N.A., 3.43%, 09/06/06	13,330
	Montgomery County Redevelopment Authority, Multi-Family Housing, Brookside Manor Apartments Project,
4,710	Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.37%, 09/07/06	4,710
1,900	Series T-2, Rev., VAR, FNMA, LIQ: FNMA, 3.37%, 09/07/06	1,900
10,000	Montgomery County Redevelopment Authority, Multi-Family Housing, Kingswood Apartments Project, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.37%, 09/07/06	10,000
9,890	Municipal Securities Trust Certificates, Series 2001-9022, Class A, Rev., VAR, FSA, LIQ: Bear Stearns Capital Markets, 3.46%, 09/06/06	9,890
7,000	North Wales Water Authority, Rev., VAR, FSA, 3.40%, 09/07/06	7,000
6,400	Northampton County Higher Education Authority, Lafayette College, Series A, Rev., VAR, 3.37%, 09/07/06	6,400
37,000	Octorara Area School District, GO, VAR, FSA, 3.41%, 09/07/06	37,000
7,600	Pennsylvania Convention Center Authority, Series PT-1224, Rev., VAR, FGIC, LIQ: Merrill Lynch Capital Services, 3.44%, 09/06/06	7,600
3,475	Pennsylvania Energy Development Authority, B&W Ebensburg Project, Rev., VAR, LOC: Landesbank Hessen-Thueringen, 3.45%, 09/13/06	3,475
	Pennsylvania Higher Education Assistance Agency, Student Loan,
10,500	Series B, Rev., VAR, AMBAC, 3.48%, 09/06/06	10,500
13,250	Series C, Rev., VAR, AMBAC, 3.48%, 09/06/06	13,250
3,800	Pennsylvania Higher Educational Facilties Authority, Philadelphia University, Series B, Rev., VAR, LOC: Wachovia Bank N.A., 3.37%, 09/07/06	3,800

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	Pennsylvania — Continued
	Pennsylvania Housing Finance Agency, Single Family Mortgage,
5,730	Series 83-B, Rev., VAR, AMT, 3.43%, 09/06/06	5,730
19,865	Series 85-B, Rev., VAR, 3.43%, 09/06/06	19,865
17,000	Series 85-C, Rev., VAR, 3.43%, 09/06/06	17,000
12,800	Series 86-B, Rev., VAR, 3.42%, 09/13/06	12,800
31,355	Series 87-B, Rev., VAR, AMT, 3.45%, 09/13/06	31,355
42,000	Series 87-C, Rev., VAR, AMT, 3.45%, 09/13/06	42,000
1,820	Series 90-C, Rev., VAR, AMT, 3.45%, 09/13/06	1,820
20,370	Series 92-B, Rev., VAR, AMT, 3.46%, 09/13/06	20,370
	Pennsylvania Turnpike Commission,
12,300	Series A-3, Rev., VAR, 3.46%, 09/13/06	12,300
6,300	Series B, Rev., VAR, 3.41%, 09/07/06	6,300
12,000	Philadelphia Hospitals & Higher Education Facilities Authority, Temple University Health Services, Series C, Rev., VAR, LOC: PNC Bank N.A., 3.40%, 09/07/06	12,000
	Sayre Health Care Facilities Authority, VHR Pennsylvania Capital Financing Project,
945	Series F, Rev., VAR, AMBAC, 3.40%, 09/13/06	945
11,000	Series M, Rev., VAR, AMBAC, 3.44%, 09/06/06	11,000
	Southcentral General Authority,
10,000	Rev., VAR, AMBAC, 3.46%, 09/07/06	10,000
3,865	Rev., VAR, AMBAC, 3.39%, 09/13/06	3,865
15,000	University of Pittsburgh, University Capital Project, Commonwealth System of Higher Education, Series B, Rev., VAR, 3.42%, 09/13/06	15,000
3,700	York General Authority, Pooled Financing, Harrisburg Parking Facilities Improvements, Sub Series 96-C, Rev., VAR, FSA, 3.41%, 09/07/06	3,700
		521,272
	Rhode Island — 0.6%
10,200	Narragansett Bay Commission, Wastewater System, Series A, Rev., VAR, MBIA, 3.43%, 09/13/06	10,200
4,775	Rhode Island Clean Water Finance Agency, PCR, Series PT-1535, Rev., VAR, 3.45%, 09/05/06	4,775
3,670	Rhode Island Health & Educational Building Corp., Series PT-2253, Rev., VAR, 3.45%, 09/03/06	3,670
30,000	Rhode Island Health & Educational Building Corp., Higher Education Facilities, Brown University, Series B, Rev., VAR, 3.39%, 09/07/06	30,000
6,400	Rhode Island Health & Educational Building Corp., Hospital Financing, Newport Hospital, Rev., VAR, LOC: Fleet National Bank, 3.41%, 09/06/06	6,400
2,390	Rhode Island Health & Educational Building Corp., International Institute of Rhode Island, Rev., VAR, LOC: Fleet National Bank, 3.41%, 09/06/06	2,390
13,620	Rhode Island Health & Educational Building Corp., St. George’s School, Rev., VAR, LIQ: Fleet National Bank, 3.43%, 09/13/06	13,620
800	Rhode Island Industrial Facilities Corp., Marine Terminal, Exxon-Mobil Project, Rev., VAR, 3.40%, 09/06/06	800
9,000	Rhode Island State & Providence Plantations, Series 720, GO, VAR, FGIC, LIQ: Morgan Stanley Dean Witter, 3.45%, 09/07/06	9,000
3,830	Rhode Island State & Providence Plantations, Consolidated Capital Development Loan, Series B, GO, VAR, 3.43%, 09/13/06	3,830
8,285	State of Rhode Island, Series PT-1589, COP, VAR, MBIA, 3.45%, 09/05/06	8,285
		92,970
	South Carolina — 1.4%
16,335	ABN AMRO Munitops Certificate Trust, Series 2004-27, Rev., VAR, FGIC, 3.45%, 09/07/06	16,335
3,000	Cherokee County, IDB, Oshkosh Truck Project, Rev., VAR, LOC: Bank of America N.A., 3.55%, 09/13/06	3,000
	Greenville County School District,
1,350	Series 982, Rev., VAR, LIQ: Morgan Stanley Municipal Funding, 3.45%, 09/07/06	1,350
40,000	GO, 4.50%, 06/01/07	40,280
	Greenville Hospital System Board,
13,100	Series B, Rev., VAR, AMBAC, 3.39%, 09/07/06	13,100
10,000	Series C, Rev., VAR, AMBAC, 3.39%, 09/07/06	10,000
	Piedmont Municipal Power Agency, Electric,
10,100	Series C, Rev., VAR, MBIA, 3.43%, 09/13/06	10,100
28,250	Series C, Rev., VAR, MBIA, 3.44%, 09/13/06	28,250
34,975	Sub Series B-5, Rev., VAR, MBIA, 3.43%, 09/13/06	34,975
19,600	Sub Series B-6, Rev., VAR, MBIA, 3.43%, 09/13/06	19,600
1,200	South Carolina Educational Facilities Authority, Morris College Project, Rev., VAR, LOC: Bank of America N.A., 3.46%, 09/07/06	1,200

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   49

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	South Carolina — Continued
1,200	South Carolina Jobs & EDA, Concept Packaging Group Project, Rev., VAR, LOC: Bank of America N.A., 3.51%, 09/07/06	1,200
10,205	South Carolina Jobs & EDA, Medical University Facilities Corp. Project, Rev., VAR, LOC: Wachovia Bank N.A., 3.41%, 09/07/06	10,205
2,720	South Carolina Jobs & EDA, South Carolina Catholic Diocese Project, Rev., VAR, LOC: Bank of America N.A., 3.46%, 09/07/06	2,720
4,600	South Carolina Jobs & EDA, Specialty Minerals Project, Rev., VAR, LOC: Bank of New York, 3.49%, 09/06/06	4,600
5,220	South Carolina Jobs & EDA, Thompson Steel Co., Inc., Project, Rev., VAR, LOC: Fleet National Bank, 3.46%, 09/06/06	5,220
1,950	South Carolina Jobs & EDA, Valley Proteins, Inc., Project, Rev., VAR, LOC: U.S. Bank N.A., 3.46%, 09/07/06	1,950
6,000	South Carolina State, Series PT-1225, 3.43%, 09/02/06	6,000
2,145	South Carolina State Housing Finance & Development Authority, Reference Rent Housing Greenville, Series A, Rev., VAR, FHLMC, LIQ: FHLMC, 3.42%, 09/07/06	2,145
5,220	South Carolina State Public Service Authority, Series PT-1525, Rev., VAR, FSA, 3.45%, 09/06/06	5,220
		217,450
	South Dakota — 0.4%
	South Dakota Housing Development Authority, Home Ownership Mortgage,
10,500	Series C-1, Rev., VAR, 3.40%, 09/07/06	10,500
5,000	Series F, Rev., VAR, 3.45%, 09/07/06	5,000
5,000	Series G, Rev., VAR, 3.45%, 09/13/06	5,000
44,000	Series I, Rev., AMT, 4.50%, 12/15/06	44,108
		64,608
	Tennessee — 2.8%
5,000	ABN AMRO Munitops Certificate Trust, Multi-State, Series 2002-25, GO, VAR, MBIA, 3.45%, 09/07/06	5,000
	Blount County Public Building Authority, Local Government Public Improvement,
1,700	Series A-1-D, Rev., VAR, AMBAC, LOC: KBC Bank N.V., 3.61%, 09/06/06	1,700
8,000	Series A-2-E, Rev., VAR, AMBAC, LOC: KBC Bank N.V., 3.61%, 09/06/06	8,000
3,160	Series A-2-H, Rev., VAR, AMBAC, LOC: KBC Bank N.V., 3.61%, 09/06/06	3,160
17,675	Series A-4-A, Rev., VAR, 3.60%, 09/06/06	17,675
5,400	Series A-8-A, Rev., VAR, AMBAC, 3.43%, 09/07/06	5,400
2,700	Series A-8-B, Rev., VAR, AMBAC, 3.43%, 09/07/06	2,700
7,300	Series D-3-A, Rev., VAR, 3.60%, 09/06/06	7,300
4,500	Series D-5-C, Rev., VAR, XLCA, 3.61%, 09/06/06	4,500
14,800	Series D-6-A, Rev., VAR, XLCA, 3.61%, 09/06/06	14,800
8,860	City of Memphis, Series RR-II-6033, GO, VAR, MBIA, LIQ: Citibank N.A., 3.45%, 09/07/06	8,860
100	City of South Pittsburg, IDB, Lodge Manufacturing Co. Project, Rev., VAR, LOC: Suntrust Bank, 3.46%, 09/06/06	100
	Clarksville Public Building Authority, Pooled Financing, Tennessee Municipal Bond Fund,
7,200	Rev., VAR, LOC: Bank of America N.A., 3.41%, 09/07/06	7,200
30,000	Rev., VAR, LOC: Bank of America N.A., 3.58%, 09/06/06	30,000
3,000	Jackson IDB, Solid Waste Disposal, Florida Steel Corp. Project, Rev., VAR, LOC: Bank of America N.A., 3.46%, 09/07/06	3,000
8,100	Loudon IDB, A.E. Staley Manufacturing Co. Project, Rev., VAR, FNMA AGMT, LOC: Wachovia Bank N.A, 3.41%, 09/07/06	8,100
14,475	Memphis Health Educational & Housing Facility Board, Watergrove Apartments Project, Rev., VAR, FHLMC, LIQ: FHLMC, 3.41%, 09/07/06	14,475
2,430	Metropolitan Government Nashville & Davidson County, Series PT-1526, Rev., VAR, AMBAC, 3.45%, 09/05/06	2,430
	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Ascension Health Credit,
50,000	Series B-1, Rev., VAR, 3.72%, 08/03/07	50,000
23,250	Series B-2, Rev., VAR, 3.40%, 01/03/07	23,250
10,800	Metropolitan Government Nashville & Davidson County, Health & Educational Facility Board, Belmont University Project, Rev., VAR, LOC: Suntrust Bank, 3.40%, 09/06/06	10,800
14,400	Metropolitan Government Nashville & Davidson County, Health & Educational Facility Board, Vanderbilt University, Series B, Rev., VAR, 3.40%, 09/07/06	14,400
2,425	Metropolitan Government Nashville & Davidson County, IDB, Country Music Hall of Fame, Rev., VAR, LOC: Bank of America N.A., 3.43%, 09/07/06	2,425
3,015	Metropolitan Government Nashville & Davidson County, IDB, L&S LLC Project, Rev., VAR, LOC: Bank of New York, 3.49%, 09/07/06	3,015

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	Tennessee — Continued
49,250	Montgomery County Public Building Authority, County Loan Pool, Rev., VAR, LOC: Bank of America N.A., 3.58%, 09/06/06	49,250
6,575	Montgomery County Public Building Authority, Pooled Financing, Montgomery County Loan Pool, Rev., VAR, LOC: Bank of America N.A., 3.41%, 09/07/06	6,575
	Sevier County Public Building Authority, Local Government Public Improvement,
2,850	Series C-4, Rev., VAR, AMBAC, 3.61%, 09/06/06	2,850
1,500	Series II-A-1, Rev., VAR, AMBAC, 3.43%, 09/07/06	1,500
2,500	Series II-A-2, Rev., VAR, AMBAC, 3.43%, 09/07/06	2,500
6,000	Series II-C-2, Rev., VAR, AMBAC, 3.43%, 09/07/06	6,000
835	Series II-D-3, Rev., VAR, AMBAC, 3.43%, 09/07/06	835
2,900	Series III-B-3, Rev., VAR, AMBAC, 3.43%, 09/07/06	2,900
8,800	Series III-C-5, Rev., VAR, AMBAC, 3.43%, 09/07/06	8,800
1,600	Series III-D-3, Rev., VAR, AMBAC, 3.43%, 09/07/06	1,600
2,500	Series III-E-3, Rev., VAR, AMBAC, LIQ: Landesbank Hessen-Thueringen, 3.43%, 09/07/06	2,500
12,900	Series III-F, Rev., VAR, AMBAC, LIQ: Landesbank Hessen-Thueringen, 3.43%, 09/07/06	12,900
8,000	Series VI-D3, Rev., VAR, AMBAC, 3.61%, 09/06/06	8,000
1,100	Series VI-D-4, Rev., VAR, AMBAC, 3.61%, 09/06/06	1,100
2,800	Series VI-E-4, Rev., VAR, AMBAC, 3.61%, 09/06/06	2,800
11,825	Series VI-F1, Rev., VAR, XLCA, 3.61%, 09/06/06	11,825
20,000	Shelby County Health Educational & Housing Facilities Board, Series PA-1277, Rev., VAR, 3.46%, 09/05/06	20,000
4,990	Shelby County Health, Educational & Housing Facilities Board, Rhodes College, Series PA-1277, Rev., VAR, LOC: Bank of America N.A., 3.43%, 09/07/06	4,990
31,000	TRS Trust, Series F-6, Regulation D, Rev., VAR, LIQ: Lehman Brothers, Inc., 3.52%, 09/13/06	31,000
		426,215
	Texas — 9.3%
	ABN AMRO Munitops Certificate Trust,
18,990	Series 2000-11, VAR, PSF-GTD, 3.46%, 09/07/06 (e)	18,990
17,990	Series 2005-45, Rev., VAR, 3.65%, 01/11/07	17,990
9,945	Series 2006-54, GO, VAR, PSF-GTD, 3.46%, 09/07/06	9,945
38,545	Aldine Independent School District, School Buildings, GO, VAR, PSF-GTD, 3.72%, 06/15/07	38,545
7,530	Alief Independent School District, Series PT-2767, GO, VAR, PSF-GTD, 3.45%, 09/04/06	7,530
14,575	Austin Water & Wastewater, Merlot, Series LLL, Rev., VAR., MBIA, 3.45%, 09/06/06	14,575
9,100	Bexar County Housing Finance Authority, Multi-Family Housing, Altamonte Apartment Projects, Rev., VAR, FNMA, LIQ: FNMA, 3.40%, 09/06/06	9,100
	Brazos River Authority, PCR,
11,700	Series D-1, Rev., VAR, LOC: Wachovia Bank N.A., 3.45%, 09/06/06	11,700
6,545	Series PT-679, Rev., VAR, MBIA, 3.44%, 09/05/06	6,545
4,200	Brazos River Habor Navigation District, Brazoria County Environmental, Merey Sweeny LP Project, Series A, Rev., VAR, LOC: Bank of America N.A., 3.65%, 09/06/06	4,200
7,280	Carroll Independent School District, Series PT-2744, GO, VAR, PSF-GTD, LIQ: Merrill Lynch Capital Services, 3.45%, 09/04/06	7,280
48,890	City of Austin, Independent School District, Sub Lien, Rev., VAR, CIFG, 3.41%, 09/07/06	48,890
13,220	City of El Paso, Series PA-892, Rev., VAR, AMBAC, 3.45%, 09/07/06	13,220
15,070	City of Houston, Series PA-892, GO, VAR, FSA, 3.45%, 09/06/06	15,070
17,500	City of Houston, Airport Systems, Floating Rate Receipts, Series SG-149, Rev., VAR, FSA, LIQ: Societe Generale, 3.45%, 09/07/06	17,500
11,000	City of Houston, Airport Systems, Sub Lien, Series A, Rev., VAR, AMT, FSA, 3.46%, 09/13/06	11,000
78,900	City of Katy, Independent School District, CSH Building, Series C, GO, VAR, PSF-GTD, 3.41%, 09/07/06	78,900
12,035	City of Richardson, Refinancing & Improvement, GO, VAR, 3.72%, 06/15/07	12,035
3,000	City of San Antonio, Series 1089, Rev., VAR, MBIA, LIQ: Morgan Stanley Municipal Funding, 3.45%, 09/07/06	3,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   51

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	Texas — Continued
	City of San Antonio, Electric & Gas,
11,190	Series SG-101, GO, VAR, LOC: Societe Generale, 3.44%, 09/05/06	11,190
9,540	Series SG-105, GO, VAR, LOC: Societe Generale, 3.44%, 09/03/06	9,540
10,505	Rev., VAR, 3.46%, 09/02/06	10,505
10,315	City of San Antonio, Electric & Gas, Municipal Securities Trust Receipts, Series SGA-48, Rev., VAR, 3.47%, 09/06/06	10,315
11,000	City of San Antonio, Systems, Junior Lien, Rev., VAR, 3.47%, 09/13/06	11,000
6,435	City of San Antonio, Water, Rev., VAR, FSA, 3.44%, 09/01/06	6,435
8,719	Collin County Housing Finance Corp., Multi-Family Housing, Preston Bend Apartments Project, Rev., VAR, FNMA, LIQ: FNMA, 3.43%, 09/13/06	8,719
19,040	Crawford Education Facilities Corp., Higher Education, Southwestern University Project, Series B, Rev., VAR, 3.37%, 09/07/06	19,040
5,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., Flight Safety Project, Rev., VAR, 3.44%, 09/07/06	5,000
600	Dallas-Fort Worth Regional Airport, Municipal Securities Trust Receipts, Series SGA-49, Rev., VAR, MBIA, 3.60%, 09/06/06	600
11,290	Eclipse Funding Trust, Solar Eclipse, El Paso, Series 2006-0032, GO, VAR, AMBAC, LIQ: U.S. Bank N.A., 3.44%, 09/07/06	11,290
5,000	Eclipse Funding Trust, Solar Eclipse, Keller, Series 2006-0056, GO, VAR, MBIA, PSF-GTD, LIQ: U.S. Bank N.A., 3.44%, 09/07/06	5,000
5,000	Greater East Texas Higher Education Authority, Series B, Rev., VAR, LOC: State Street Bank & Trust Co., 3.46%, 09/07/06	5,000
39,350	Greater Texas Student Loan Corp., Series A, Rev., VAR, LOC: State Street Bank & Trust Co., 3.46%, 09/07/06	39,350
5,000	Harlandale Independent School District, Municipal Securities Trust Receipts, Series SGA-100, GO, VAR, PSF-GTD, LIQ: Societe Generale, 3.47%, 09/06/06	5,000
2,895	Harris County, Series RR-II-R-1029, Rev., VAR, FSA, LIQ: Salomon Smith Barney, 3.45%, 09/07/06	2,895
9,640	Harris County Health Facilities Development Authority, Series PT-2350, Rev., VAR, 3.43%, 09/02/06	9,640
5,600	Hays Memorial Health Facilities Development Corp., Central Texas Medical Center Project, Series A, Rev., VAR, LOC: Suntrust Bank N.A., 3.41%, 09/07/06	5,600
29,245	Houston Higher Education Finance Corp., Floating Rate Receipts, Series SG-139, Rev., VAR, 3.44%, 09/07/06	29,245
28,825	Houston Independent School District, Series RR-II-R-408, GO, VAR, PSF-GTD, LIQ: Citibank N.A., 3.45%, 09/07/06	28,825
14,000	Houston Independent School District, School House, GO, VAR, PSF, 3.63%, 06/15/07	14,000
1,300	Keller Independent School District, Municipal Securities Trust Receipts, Series SGA-111, GO, VAR, PSF-GTD, LIQ: Societe Generale, 3.60%, 09/06/06	1,300
21,260	Lamar Consolidated Independent School District, School House, GO, VAR, 3.00%, 09/08/06	21,260
5,730	Leander Independent School District, Series RR-II-R-2143, GO, VAR, LIQ: Citigroup Global Markets, 3.45%, 09/07/06	5,730
	Lower Colorado River Authority,
19,425	Series PA-590, Rev., VAR, FSA, LIQ: Merrill Lynch Capital Services, 3.45%, 09/04/06	19,425
3,610	Series PT-1523, Rev., VAR, MBIA, 3.45%, 09/07/06	3,610
1,000	Lower Neches Valley Authority Industrial Development Corp., Exempt Facilities, ExxonMobil Project, Series PA-892, Rev., VAR, 3.40%, 09/06/06	1,000
5,455	Mansfield Independent School District, Municipal Securities Trust Receipts, Series SGA-129, GO, VAR, PSF-GTD, LIQ: Societe Generale, 3.47%, 09/06/06 (e)	5,455
5,290	Mission Consolidated Independent School District, Municipal Securities Trust Receipts, Series SGA-105, GO, VAR, PSF-GTD, LIQ: Societe Generale, 3.47%, 09/06/06	5,290
9,995	Municipal Securities Trust Certificates, Series 2006-260, Class A, GO, VAR, MBIA, LIQ: Bear Stearns Capital Markets, 3.52%, 09/06/06	9,995
17,050	New Caney Independent School District, Floating Rate Certificates, Series SG-142, GO, VAR, PSF-GTD, LIQ: Societe Generale, 3.44%, 09/07/06	17,050

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	Texas — Continued
7,820	North Central Texas Health Facility Development Corp., Series PT-1411, Rev., VAR, AMBAC, 3.45%, 09/07/06	7,820
20,000	North East Independent School District, Floater Certificates, Series SG-143, GO, VAR, PSF-GTD, LIQ: Societe Generale, 3.44%, 09/07/06	20,000
	North Texas Higher Education Authority,
23,100	Series A, Rev., VAR, AMBAC, 3.48%, 09/13/06	23,100
10,000	Series A, Rev., VAR, LOC: Lloyds TSB Bank plc, 3.48%, 09/13/06	10,000
9,000	Series C, Rev., VAR, AMBAC, 3.48%, 09/13/06	9,000
3,300	Panhandle-Plains Higher Education Authority, Inc., Student Loan, Series B, Rev., VAR, MBIA, 3.46%, 09/13/06	3,300
18,000	Pasadena Independent School District, Series A, GO, VAR, PSF-GTD, 3.41%, 09/07/06	18,000
11,735	Pharr San Juan Alamo Independent School District, Municipal Securities Trust Receipts, Series SGA-101, GO, VAR, PSF-GTD, LIQ: Societe Generale, 3.47%, 09/06/06	11,735
10,000	Rockwall Independent School District, GO, VAR, PSF-GTD, 6.45%, 11/02/06	10,049
9,000	Schertz-Seguin Local Government Corp., Texas Contract, Floating Rate Certificates, Series SG-151, Rev., VAR, FSA, LIQ: Societe Generale, 3.69%, 09/13/06	9,000
135	Southeast Texas Housing Finance Corp., Single Family Mortgage, Series 938, Rev., VAR, LIQ: Morgan Stanley Municipal Funding, 3.48%, 09/07/06	135
7,375	Southwest Independent School District, Series DB-142, GO, VAR, PSF-GTD, LIQ: Deutsche Bank, 3.44%, 09/04/06	7,375
282,300	State of Texas, TRAN, 4.50%, 08/31/07	284,854
50,000	State of Texas, College Student Loan, GO, VAR, 3.73%, 08/01/07	50,000
9,970	State of Texas, Floating Rate Certificates, Series SG-152, GO, VAR, LIQ: Societe Generale, 3.69%, 09/13/06	9,970
63,510	State of Texas, Mobility Funding, Series B, GO, VAR, 3.40%, 09/13/06	63,510
	State of Texas, Veterans’ Housing Assistance,
3,810	Series A-1, GO, VAR, LIQ: Texas State Treasurer, 3.52%, 09/13/06	3,810
8,375	Series II-A, GO, VAR, 3.46%, 09/13/06	8,375
14,260	Series II-B, GO, VAR, 3.48%, 09/13/06	14,260
8,700	Tarrant County Housing Finance Corp., Multi-Family Housing, Remington Project, Rev., VAR, FNMA, 3.45%, 09/13/06	8,700
10,250	Texas Department of Housing & Community Affairs, Multi-Family Housing, Rev., VAR, FHLMC, LIQ: FHLMC, 3.47%, 09/07/06	10,250
5,000	Texas Department of Housing & Community Affairs, Multi-Family Housing, Post Oak East Apartments, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.47%, 09/07/06	5,000
10,100	Texas Department of Housing & Community Affairs, Single Family Mortgage, Series B, Rev., VAR, FSA, 3.48%, 09/13/06	10,100
10,600	Texas Municipal Gas Corp, Senior Lien, Series PA-892, Rev., VAR, FSA, 3.40%, 09/06/06	10,600
62,635	Texas Small Business Industrial Development Corp., Public Facilities Capital Access, Rev., VAR, LOC: Bank of America N.A., 3.47%, 09/13/06	62,635
12,655	Texas State Affordable Housing Corp., Series 1315, Rev., VAR, MBIA, LIQ: Morgan Stanley Municipal Funding, 3.51%, 09/07/06	12,655
1,075	Texas State Department of Housing & Community Affairs, Multi-Family Housing, Timber Point Apartments, Series A-1, Rev., VAR, FHLMC, LIQ: FHLMC, 3.50%, 09/13/06	1,075
7,975	Travis County, Series PT-2644, GO, VAR, LIQ: Merrill Lynch Capital Services, 3.43%, 09/07/06	7,975
5,520	Trinity River Authority, RR-II-R-2006, Rev., VAR, MBIA, LIQ: Citigroup Global Markets, 3.45%, 09/01/06	5,520
	University of Texas,
5,245	Series 2003-19, Rev., VAR, LIQ: BNP Paribas, 3.43%, 09/03/06	5,245
9,055	Series PA-1194, Rev., VAR, 3.43%, 09/03/06	9,055
7,744	Victoria County Texas, Hospital, Series 959, Rev., VAR, AMBAC, LIQ: Morgan Stanley Municipal Funding, 3.45%, 09/07/06	7,743
6,000	West Harris County Regional Water Authority, Municipal Securities Trust Receipts, Series SGA-148, Rev., VAR, MBIA, LIQ: Societe Generale, 3.47%, 09/06/06	6,000
		1,411,165

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   53

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	Utah — 1.5%
30,000	Central Utah Water Conservancy District, Series B, GO, VAR, AMBAC, 3.43%, 09/06/06	30,000
	Intermountain Power Agency,
33,200	Sub Series A, Rev., VAR, FGIC, 3.40%, 09/13/06	33,200
43,800	Sub Series B, Rev., VAR, FGIC, 3.43%, 09/13/06	43,800
28,560	University of Utah, Floating Rate Trust Receipts, Series N-15, Regulation D, Rev., VAR, MBIA, 3.47%, 09/13/06	28,560
	Utah Housing Corp., Single Family Mortgage,
12,500	Series E, Class I, Rev., VAR, LIQ: Bayerische Landesbank, 3.49%, 09/13/06	12,500
6,870	Series E-1, Class I, Rev., VAR, 3.49%, 09/13/06	6,870
11,715	Series E-2, Class I, Rev., VAR, LIQ: Bayerische Landesbank, 3.49%, 09/13/06	11,715
8,500	Series F, Class I, Rev., VAR, LIQ: Bayerische Landesbank, 3.49%, 09/13/06	8,500
	Utah Housing Finance Agency, Single Family Mortgage,
6,510	Series D-1, Rev., VAR, AMT, 3.49%, 09/13/06	6,510
4,105	Series E-1, Rev., VAR, LIQ: Bayerische Landesbank, 3.49%, 09/13/06	4,105
4,935	Series F-2, Class I, Rev., VAR, 3.49%, 09/13/06	4,935
4,800	Series W, Rev., VAR, AMBAC, 3.49%, 09/13/06	4,800
20,000	Utah State Board of Regents, Series W, Rev., VAR, AMBAC AMT, 3.48%, 09/13/06	20,000
3,400	Utah Transit Authority, Series A, Rev., VAR, LOC: Fortis Bank N.V., 3.57%, 09/06/06	3,400
		218,895
	Vermont — 0.5%
	Vermont Educational & Health Buildings Financing Agency, Hospital, VHA New England,
5,900	Series D, Rev., VAR, AMBAC, 3.40%, 09/13/06	5,900
8,300	Series G, Rev., VAR, AMBAC, 3.44%, 09/06/06	8,300
5,970	Vermont Educational & Health Buildings Financing Agency, St. Johnsbury Academy Project, Rev., VAR, LOC: Allied Irish Bank plc, 3.44%, 09/07/06	5,970
	Vermont Housing Finance Agency, Single Family Housing,
10,515	Series 21-A, Rev., VAR, FSA, 3.48%, 09/13/06	10,515
11,200	Series 22, Rev., VAR, AMT, FSA, 3.48%, 09/13/06	11,200
12,945	Series 25-A, Rev., VAR, AMT, FSA, 3.48%, 09/13/06	12,945
	Vermont Student Assistance Corp.,
10,000	Rev., VAR, AMBAC, 3.48%, 09/13/06	10,000
5,000	Rev., VAR, LOC: State Street Bank & Trust Co., 3.66%, 10/01/06	5,000
		69,830
	Virginia — 1.3%
8,000	Chesapeake Hospital Authority, Hospital Facilities, Chesapeake General Hospital, Series A, Rev., VAR, LOC: Suntrust Bank, 3.41%, 09/06/06	8,000
8,150	City of Alexandria, IDA, Pooled Loan Program, Series A, Rev., VAR, LOC: Bank of America N.A., 3.41%, 09/07/06	8,150
21,840	City of Richmond, IDA, Educational Facilities Church Schools, Rev., VAR, LOC: Suntrust Bank, 3.59%, 09/06/06	21,840
17,955	Clipper Tax-Exempt Certificate Trust Partner, Series 2005-38, Rev., VAR, 3.45%, 09/07/06	17,955
9,000	James City County, IDA, Housing Chambrel Project, Rev., VAR, FNMA, LIQ: FNMA, 3.42%, 09/07/06	9,000
21,905	Loudoun County IDA, Howard Hughes Medical, Series D, Rev., VAR, 3.44%, 09/13/06	21,905
200	Lynchburg IDA, VHA Mid Atlantic, Series G, Rev., VAR, AMBAC, 3.40%, 09/13/06	200
11,060	Municipal Securities Trust Certificates, Series 2001-130, Class A, Rev., VAR, MBIA, LIQ: Bear Stearns Capital Markets, 3.60%, 09/06/06 (e)	11,060
5,000	University of Virginia, EAGLE, Series 2006-0017, Class A, Rev., VAR, LIQ: Citibank N.A., 3.46%, 09/07/06	5,000
5,731	Virginia Commonwealth Transportation Board, Series 727, Rev., VAR, LIQ: Morgan Stanley Dean Witter, 3.45%, 09/07/06	5,731
23,590	Virginia Commonwealth Transportation Board, Floating Rate Receipts, Series SG-137, Rev., VAR, LIQ: Societe Generale, 3.43%, 09/06/06	23,590
40,000	Virginia Housing Development Authority, Series D, Rev., VAR, 3.80%, 11/14/06	40,000
13,300	Virginia Public Building Authority, Series D, Rev., VAR, 3.40%, 09/07/06	13,300
4,910	Virginia Public School Authority, RR-II-R-4050, Rev., VAR, LIQ: Citigroup Global Markets, 3.45%, 09/07/06	4,910
5,415	Virginia Resources Authority, Infrastructure, RR-II-R-249, Rev., VAR, LIQ: Citibank N.A., 3.45%, 09/07/06	5,415
		196,056

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	Washington — 1.6%
13,040	ABN AMRO Munitops Certificate Trust, Series 2005-51, GO, VAR, FSA, 3.46%, 09/07/06	13,040
4,970	Central Puget Sound Regional Transportation Authority, Series PA-892, Rev., VAR, AMBAC, LIQ: Citibank N.A., 3.45%, 09/07/06	4,970
7,230	Central Washington University, Series PT-2251, Rev., VAR, FGIC, 3.45%, 09/04/ 06	7,230
11,145	City of Tacoma, Electric Systems, Series PT-1404, Rev., VAR, AMBAC, 3.45%, 09/04/06	11,145
1,500	Clark County Public Utility District No. 1, Municipal Securities Trust Receipts, Series SGA-118, Rev., VAR, FSA, LIQ: Societe Generale, 3.60%, 09/06/06	1,500
	Eclipse Funding Trust, Solar Eclipse,
15,545	Series 2005-0001, GO, VAR, FSA, LIQ: U.S. Bank N.A., 3.44%, 09/07/06	15,545
11,000	Series 2006-0009, GO, VAR, FSA, LIQ: U.S. Bank N.A., 3.44%, 09/07/06	11,000
6,995	Energy Northwest Electric, Series PT-734, Rev., VAR, MBIA, 3.44%, 09/05/06	6,995
	King County,
12,000	Series PT-1200, Rev., VAR, FSA, LIQ: Morgan Stanley Municipal Funding, 3.45%, 09/07/06	12,000
11,040	Series PT-2170, GO, VAR, AMBAC, 3.45%, 09/06/06	11,040
5,275	Series RR-II-R-1028, GO, VAR, FSA, LIQ: Salomon Smith Barney, 3.45%, 09/07/06	5,275
	Port of Seattle,
6,120	Series PT-2171, Rev., VAR, FGIC, 3.48%, 09/01/06	6,120
4,430	Series PT-728, Rev., VAR, FGIC, 3.48%, 09/05/06	4,430
8,000	Sub Lien, Rev., VAR, AMT, LOC: Fortis Bank N.V., 3.48%, 09/13/06	8,000
995	Seattle Housing Authority, Low Income Housing Assistance, Bayview Manor Project, Series B, Rev., VAR, LOC: U.S. Bank N.A., 3.47%, 09/07/06	995
4,000	Seattle Municipal Securities Trust Receipts, Series SGA-142, GO, VAR, LIQ: Societe Generale, 3.47%, 09/06/06	4,000
11,810	Seattle, Municipal Light & Power, Series PT-1421, Rev., VAR, FSA, 3.45%, 09/03/06	11,810
9,850	Skagit County Public Hospital District No. 1, RR-II-R-2126, GO, VAR, MBIA, LIQ: Citigroup Global Markets, 3.45%, 09/07/06	9,850
6,065	Skagit County Public Hospital District No. 2, Series PT-2410, GO, VAR, MBIA, 3.45%, 09/06/06	6,065
12,300	Snohomish County Public Hospital District No. 2, Stevens Healthcare, GO, VAR, LOC: Bank of America, 3.45%, 09/13/06	12,300
3,900	Snohomish County Public Utility District No. 1, Series A-2, Rev., VAR, FSA, 3.40%, 09/13/06	3,900
16,600	Snohomish County Public Utility District No.1, Generation Systems, Series A, Rev., VAR, FSA, 3.40%, 09/13/06	16,600
44,000	Washington State Housing Finance Commission, Single Family Program, Series 1-A-S, RAN, AMT, 3.35%, 02/01/07	44,000
2,545	Washington State Housing Finance Commission, Multi-Family Housing, Granite Falls Assisted Project, Series A, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.67%, 09/07/06	2,545
100	Washington State Housing Finance Commission, Non-Profit Housing, Golden Sands Project, Rev., VAR, LOC: U.S. Bank N.A., 3.65%, 09/06/06	100
300	Washington State Housing Finance Commission, Non-profit Housing, Rockwood Retirement Program, Series A, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.65%, 09/06/06	300
2,810	Washington State Housing Finance Commission, Spokane Community College Foundation, Series A, Rev., VAR, LOC: Bank of America N.A., 3.58%, 09/08/06	2,810
13,360	Washington State Public Power Supply System, Project No. 3 Electric, Series 3A, Rev., VAR, MBIA, 3.40%, 09/13/06	13,360
		246,925
	West Virginia — 0.4%
3,000	Municipal Securities Trust Certificates, Series 9026, Class A, Rev., VAR, MBIA, LIQ: Bear Stearns Capital Markets, 3.47%, 09/06/06	3,000
2,815	West Virginia EDA, IDR, Gemark Services, Rev., VAR, LOC: Bank of New York, 3.49%, 09/07/06	2,815
5,765	West Virginia State Building Commission, Series PA-520, 3.46%, 09/07/06	5,765
	West Virginia State Hospital Finance Authority, VHA Mid-Atlantic/Capital,
4,000	Series C, Rev., VAR, AMBAC, 3.40%, 09/13/06	4,000
5,700	Series D, Rev., VAR, AMBAC, 3.40%, 09/13/06	5,700
5,000	Series E, Rev., VAR, AMBAC, 3.40%, 09/13/06	5,000
9,200	Series G, Rev., VAR, AMBAC, 3.44%, 09/06/06	9,200
7,100	Series H, Rev., VAR, AMBAC, 3.44%, 09/06/06	7,100

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   55

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	West Virginia — Continued
9,670	West Virginia State Parkways Economic Development & Tourism Authority, Rev., VAR, FGIC, 3.39%, 09/13/06	9,670
		52,250
	Wisconsin — 1.2%
45,000	City of Milwaukee, RAN, Rev., 4.50%, 08/30/07	45,401
	Dane County,
6,905	Series RR-II-R-2003, GO, VAR, LIQ: Salomon Smith Barney, 3.45%, 09/07/06	6,905
5,760	Series RR-II-R-4504, GO, VAR, LIQ: Citigroup Global Markets, 3.45%, 09/07/06	5,760
	Wisconsin Housing & EDA,
15,020	Series A, Rev., VAR, 3.45%, 09/07/06	15,020
3,800	Series D, Rev., VAR, AMT, MBIA, LIQ: Federal Home Loan Bank, 3.47%, 09/04/06	3,800
3,405	Series E, Rev., VAR, FSA, 3.45%, 09/13/06	3,405
3,385	Series E, Rev., VAR, MBIA, LIQ: Federal Home Loan Bank, 3.47%, 09/04/06	3,385
5,225	Series F, Rev., VAR, AMT, MBIA, LIQ: Federal Home Loan Bank, 3.47%, 09/13/06	5,225
4,145	Series G, Rev., VAR, AMT, MBIA, LIQ: Federal Home Loan Bank, 3.47%, 09/04/06	4,145
17,745	Series H, Rev., VAR, AMT, MBIA, LIQ: Federal Home Loan Bank, 3.47%, 09/04/06	17,745
5,135	Series I, Rev., VAR, MBIA, LIQ: Federal Home Loan Bank, 3.39%, 09/04/06	5,135
	Wisconsin Housing & EDA, Home Ownership,
4,000	Series A, Rev., VAR, 3.48%, 09/13/06	4,000
8,170	Series E, Rev., VAR, 3.48%, 09/13/06	8,170
47,900	Wisconsin State Health & Educational Facilities Authority, Froedtert & Community Health, Series B, Rev., VAR, AMBAC, 3.40%, 09/07/06	47,900
10,000	Wisconsin State Health & Educational Facilities Authority, University of Wisconsin Medical Foundation, Rev., VAR, LOC: Lasalle Bank N.A., 3.42%, 09/06/06	10,000
		185,996
	Wyoming — 0.3%
45,000	Campbell County, IDR, Two Electric Power Generation Station Project, Rev., VAR, 3.55%, 11/30/06	45,000
350	Uinta County, PCR, Chevron USA, Inc., Project, Rev., VAR, 3.41%, 09/06/06	350
		45,350
	Total Municipal Bonds (Cost $13,706,542)	13,706,542
	Total Investments — 97.1% (Cost $14,708,383)*	14,708,383
	Other Assets In Excess of Liabilities — 2.9%	437,033
	NET ASSETS — 100.0%	$15,145,416

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — 14.0% (n)
	California — 1.0%
7,000	California Infrastructure & Economic Development Bank, Salvation Army Western, LOC: Bank of America N.A., 3.45%, 11/13/06	7,000
4,000	Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue,
	LOC: BNP Paribas, 3.61%, 09/01/06	4,000
15,000	San Jose Finance Authority, Series B, LOC: State Street Bank & Trust Co., 3.66%, 11/01/06	15,000
6,000	State of California, LIQ: Bank of Nova Scotia, Societe Generale, Lloyds, KBC, Royal Bank of Scotland, National Australia Bank, 3.28%, 10/16/06	6,000
		32,000
	Florida — 1.9%
8,400	City of Cape Coral, LOC: Bank of America N.A., 3.45%, 09/12/06	8,400
	Florida Local Government Authority,
5,000	Series A, LIQ: Wachovia Bank N.A., 3.45%, 09/05/06	5,000
2,500	Series B, AMT, LIQ: Wachovia Bank N.A., 3.55%, 10/02/06	2,500
	Miami Dade Airport,
14,330	Series A, AMT, LOC: BNP Paribas, Dexia, 3.48%, 09/05/06	14,330
28,733	Series A, AMT, LOC: BNP Paribas, Dexia, 3.57%, 09/06/06	28,733
3,500	Series A, AMT, LOC: BNP Paribas, Dexia, 3.60%, 09/07/06	3,500
		62,463
	Idaho — 0.1%
5,000	State of Idaho, TAN, GO, 3.65%, 06/29/07	5,032
	Indiana — 1.0%
34,000	Indiana Development Finance Authority, Solid Waste-Pure Air, AMT, LOC: Landesbank Hessen-Thueringen, 3.40%, 10/02/06	34,000
	Maryland — 1.1%
	John Hopkins Medical Center,
17,800	LOC: Wachovia Bank N.A., 3.56%, 10/02/06	17,800
19,460	LOC: Wachovia Bank N.A., 3.58%, 10/02/06	19,460
		37,260
	Michigan — 0.9%
11,420	Michigan State Building Authority, LOC: Bank of New York, State Street Bank & Trust Co., 3.60%, 11/02/06	11,420
	Michigan State Housing Authority, Multi-Family Housing,
6,000	Series A, AMT, LOC: Landesbank Hessen-Thueringen, 3.60%, 12/05/06	6,000
6,600	Series A, AMT, LOC: Landesbank Hessen-Thueringen, 3.73%, 10/05/06	6,600
5,400	University of Michigan, 3.52%, 11/01/06	5,400
		29,420
	Minnesota — 3.1%
59,825	University of Minnesota, 3.60%, 10/02/06	59,825
41,500	Rochester Health Care, Mayo Clinic, Series D, LIQ: Wells Fargo, 3.60%, 10/02/06	41,500
		101,325
	Nevada — 1.2%
	Las Vegas Valley Water District,
9,900	Series 2004-B, GO, LIQ: BNP Paribas, Lloyds, 3.55%, 10/23/06	9,900
12,400	Series 2004-B, GO, LIQ: BNP Paribas, Lloyds, 3.57%, 10/04/06	12,400
17,000	Series 2004-B, GO, LIQ: BNP Paribas, Lloyds, 3.58%, 10/02/06	17,000
		39,300
	Ohio — 0.7%
	Cuyahoga County Health, Cleveland Clinic,
4,200	LIQ: Bank of America N.A., 3.55%, 11/08/06	4,200
11,000	LIQ: Bank of America N.A., 3.65%, 11/06/06	11,000
8,500	Ohio State University, 3.63%, 09/18/06	8,500
		23,700
	Tennesse — 1.2%
14,425	State of Tennessee, Series 2000-A, 3.58%, 11/09/06	14,425
24,700	Vanderbilt University, Series A, 3.60%, 10/04/06	24,700
		39,125
	Texas — 1.8%
15,000	Texas Municipal Power Agency, LIQ: Bayerische Landesbank, 3.65%, 10/10/06	15,000
	Texas Public Finance Authority,
8,000	3.36%, 10/05/06	8,000
12,400	3.62%, 11/06/06	12,400
23,000	University of Texas, 3.55%, 10/10/06	23,000
		58,400

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   57

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued
	Washington — 0.0% (g)
1,500	Metropolitan Washington Airports Authority, Series 2005-A, AMT, LOC: Bank of America N.A., 3.70%, 11/01/06	1,500
	Total Commercial Paper (Cost $463,525)	463,525
Daily Demand Notes — 15.2%
	California — 2.8%
	California Housing Finance Agency, Multi-Family Housing,
19,750	Series A, Rev., VAR, AMT, 3.61%, 09/01/06	19,750
2,435	Series A, Rev., VAR, AMT, LIQ: Helaba 3.62%, 09/01/06	2,435
	California Housing Finance Agency, Home Mortgage,
15,000	Series F, Rev., VAR, AMT, 3.59%, 09/01/06	15,000
31,095	Series H, Rev., VAR, AMT, 3.61%, 09/01/06	31,095
5,000	Series U, Rev., VAR, AMT, INS: FSA, LIQ: Dexia Credit Local, 3.61%, 09/01/06	5,000
6,200	California Rural Home Mortgage Finance Authority, Series A, Rev., VAR, AMT, 3.62%, 09/01/06	6,200
1,780	California State Department of Water Resources, Sub Series F-5, Rev., VAR, LOC: Citibank N.A., 3.48%, 09/1/06	1,780
11,800	Regional Airports Improvement Corp., Los Angeles International Airport, Rev., VAR, LOC: Societe Generale, 3.64%, 09/01/06	11,800
1,035	Southern California Home Financing Authority, Series A, Rev., VAR, AMT, 3.62%, 09/01/06	1,035
		94,095
	Indiana — 0.0% (g)
380	City of Whiting, Environmental Facilities, Amoco Oil Co. Project, Rev., VAR, 3.65%, 09/01/06	380
	Kentucky — 1.3%
41,635	Louisville & Jefferson County, Regional Airport Authority, UPS Worldwide Forwarding, 3.63%, 09/01/06	41,635
	Louisiana — 1.5%
	City of Plaquemines Parish, Environmental Facilities, BP Exploration & Oil Project,
9,500	Rev., VAR, AMT, 3.65%, 09/01/06	9,500
15,575	Rev., VAR, AMT, 3.67%, 09/01/06	15,575
23,400	Louisiana Public Facilities Authority, Air Products & Chemical Project, Rev., VAR, AMT, 3.67%, 09/01/06	23,400
		48,475
	Michigan — 2.9%
	Michigan State Hospital Finance Authority, Trinity Health Credit,
345	Series E, Rev., VAR, LIQ: Bank of Nova Scotia, 3.57%, 09/01/06	345
4,035	Series F, Rev., VAR, LIQ: Bank of Nova Scotia, 3.60%, 09/01/06	4,035
	Michigan State Housing Development Authority,
58,250	Series A, Rev., VAR, AMT, INS: FSA, 3.63%, 09/01/06	58,250
27,675	Series C, Rev., VAR, AMT, INS: FSA, 3.63%, 09/01/06	27,675
7,025	University of Michigan, Medical Services Plan, Series A-1, Rev., VAR, 3.45%, 09/01/06	7,025
		97,330
	Nevada — 0.1%
2,500	Clark County, IDR Cogeneration Association, Project—2, Series 2, Rev., VAR, AMT, LOC: ABN AMRO Bank N.V., LIQ: State Street Bank & Trust Co., 3.65%, 09/01/06	2,500
	Ohio — 3.3%
4,355	Ohio Air Quality Development Authority, Pollution Control, Series C, Rev., VAR, AMT, LOC: Wachovia Bank N.A., 3.43%, 09/01/06	4,355
8,415	Ohio State Water Development Authority, First Energy Generation Corp., Series A, Rev., VAR, LOC: Barclays Bank plc, 3.57%, 09/01/06	8,415
20,500	Ohio State Water Development Authority, Ohio Edison Co. Project, Series 1998-BP, Rev., VAR, AMT, LOC: Wachovia Bank N.A., 3.64%, 09/01/06	20,500
1,600	State of Ohio, BP Chemical, Inc. Project, Series 2002-BP, Rev., VAR, AMT, GTY: BP North America, 3.64%, 09/01/06,	1,600
38,630	State of Ohio, Solid Waste, BP Exploration & Oil Project, Rev., VAR, AMT, GTY: BP North America, 3.64%, 09/01/06	38,630
5,530	Series 2002B-BP, Rev., VAR, AMT, GTY: BP North America, 3.64%, 09/01/06	5,530
18,380	State of Ohio, Solid Waste, BP Products North America, Rev., VAR, AMT, GTY: BP North America, 3.64%, 09/01/06	18,380
8,565	Series 2002B-BP, Rev., VAR, AMT, GTY: BP North America, 3.64%, 09/01/06	8,565
5,000	University of Toledo, Rev., VAR, INS: FGIC, 3.57%, 09/01/06	5,000
		110,975

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Daily Demand Notes — Continued
	Oregon — 0.5%
16,700	Port of Portland, Horizon Air Insurance, Inc. Project, Rev., VAR, SO, LOC: Bank of America N.A., 3.64%, 09/01/06	16,700
	Tennessee — 0.6%
3,675	Clarksville Public Building Authority,
	Rev., LOC: Bank of America N.A., 3.58%, 09/01/06	3,675
15,000	Montgomery County Public Building Authority, County Loan Pool, Rev., VAR, LOC: Bank of America N.A., 3.58%, 09/01/06	15,000
		18,675
	Texas — 0.9%
11,000	Gulf Coast Waste Disposal Authority, Amoco BP Chemical Project, Series B, Rev., VAR, 3.65%, 09/01/06	11,000
1,700	Gulf Coast, IDA, BP Global Power Corp. Project, Rev., VAR, AMT, 3.65%, 09/01/06	1,700
17,500	Lower Neches Valley Authority Industrial Development Corp., Exempt Facilities, Sub Series B-2, Rev., VAR, 3.45%, 09/01/06	17,500
		30,200
	Utah — 0.1%
2,200	Utah Transit Authority, Sub Series A, Rev., VAR, 3.57%, 09/01/06	2,200
	Virginia — 0.4%
	King George County IDA, Birchwood Power Partners,
10,400	Series A, Rev., VAR, AMT, LOC: Bank of Nova Scotia, 3.65%, 09/01/06	10,400
4,200	Series B, Rev., VAR, AMT, LOC: Bank of Nova Scotia, 3.65%, 09/01/06	4,200
		14,600
	Washington — 0.8%
16,325	Port Bellingham Industrial Development Corp., Atlantic Richfield Project, Series PA-892, Rev., VAR, 3.65%, 09/01/06	16,325
10,400	Port Bellingham Industrial Development Corp., BP West Coast Products LLC, Rev., VAR, LIQ: Bank of America N.A., 3.65%, 09/01/06	10,400
		26,725
	Total Daily Demand Notes (Cost $504,490)	504,490
Monthly Demand Notes — 0.2%
	New Jersey — 0.2%
5,000	New Jersey Economic Development Authority, Union Ave. Association Project, VAR, LOC: Bank of America N.A., 3.85%, 09/02/06 (Cost $5,000)	5,000
Municipal Bonds — 12.8%
	Arizona — 1.0%
31,560	Phoenix Civic Improvement Corp, Series 1122, Rev., VAR, INS: MBIA, LIQ: Morgan Stanley Municipal Funding, 3.45%, 09/07/06	31,560
	California — 0.8%
11,000	City of Oakland, TRAN, 4.50%, 07/17/07	11,075
13,000	County of Los Angeles, Series A, Rev., TRAN, 4.50%, 06/29/07	13,103
		24,178
	Colorado — 2.7%
15,000	Colorado Housing & Finance Authority, Series 1-B-5, Rev., AMT, 13.85%, 06/01/07	15,000
65,000	Colorado State Education Loan Program, Series A, Rev., TRAN, 4.50%, 08/03/07	65,405
8,730	Summit County School District No. 1, GO, TAN, 4.50%, 06/29/07	8,794
		89,199
	Indiana — 0.9%
17,000	Indiana Health Facility Financing Authority, Series A-2, Rev., VAR, 3.62, 06/01/07,	17,000
12,900	Indiana Housing & Community Development Authority, Series A-2, Rev., VAR, INS: GNMA/FNMA COLL, 3.55%, 09/29/06	12,900
		29,900
	Iowa — 0.5%
	Iowa State School Cash Anticipation Program,
7,000	Series A, VAR, LIQ: FSA, 4.50%, 06/28/07	7,044
10,000	Series B, VAR, LIQ: FSA, 4.50%, 01/26/07	10,050
		17,094
	Maine — 0.1%
5,000	Maine State Housing Authority, Series F, Rev., VAR, AMT, 3.65%, 09/12/06	5,000
	Michigan — 1.2%
21,000	City of Detroit, Sewer Disposal, Second Lien, Series E, Rev., VAR, FGIC, 3.78%, 07/12/07	21,000
20,000	State of Michigan, Series A, GO, 4.50%, 09/29/06	20,019
		41,019

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   59

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New Mexico — 0.3%
9,000	State of New Mexico, Rev., TRAN, 4.50%, 06/29/07	9,056
	Ohio — 1.1%
	City of Lakewood,
2,313	Series A, GO, BAN, 4.50%, 06/14/07	2,327
2,090	Series B, GO, BAN, 4.50%, 10/12/06	2,092
16,445	City of Stow, GO, 4.50%, 05/10/07	16,534
	University of Cincinnati,
5,000	Rev., BAN, 4.50%, 05/10/07	5,023
11,965	Series C, Rev., BAN, 4.50%, 03/28/07	12,028
		38,004
	Oklahoma — 0.3%
10,465	Canadian County Home Finance Authority, Single Family Housing, Series A, VAR, AMT, 5.29%, 04/25/07	10,466
	Other Territory — 1.0%
	Federal Home Loan Mortgage Corp., Multi-Family VRD Certificates,
10,816	Series 2003-M001, Class A, VAR, AMT, GTY: FHLMC, 3.51%, 09/07/06	10,816
11,718	Series 2003-M002, Class A, AMT, 3.56%, 09/07/06	11,718
10,749	Series M008, Class A, AMT, 3.78%, 09/07/06	10,749
		33,283
	Pennsylvania — 0.5%
8,000	City of Philadelphia, Series A, GO, TRAN, 4.50%, 06/29/07	8,047
9,000	Philadelphia School District, Series A, GO, TRAN, LOC: Bank of America N.A., 4.50%, 06/29/07	9,051
		17,098
	South Dakota — 0.2%
5,000	South Dakota Housing Development Authority, Ownership Mortgage, Series I, GO, AMT, 4.50%, 12/15/06	5,011
	Texas — 2.1%
4,000	County of Harris, GO, TAN, 4.50%, 02/28/07	4,019
50,000	State of Texas, GO, TRAN, 4.50%, 08/31/07	50,455
14,505	State of Texas, College Student Loan, GO, VAR, 3.73%, 08/01/07	14,505
		68,979
	Wisconsin — 0.1%
5,000	Waukesha School District, GO, TRAN, 4.50%, 08/22/07	5,042
	Total Municipal Bonds (Cost $424,889)	424,889
Weekly Demand Notes — 57.8%
	Alabama — 0.2%
7,195	Alabama Housing Finance Authority, Multi-Family Housing, Series F17J, Rev., VAR, AMT, LIQ: Lehman, Liquidity Co., LOC; Lehman Liquidity Co., 3.57%, 09/06/06	7,195
	Arkansas — 0.4%
3,130	Arkansas Development Finance Authority, Semco, Inc. Project, Rev., VAR, AMT, LOC: Bank of America N.A., 3.51%, 09/07/06	3,130
8,500	Osceola Solid Waste District, Plum Point Energy Association LLC Project, Rev., VAR, AMT, LOC: Credit Suisse First Boston, 3.43%, 09/07/06	8,500
		11,630
	California — 2.1%
4,200	Abag Finance Authority for Nonprofit Corps, Paragon Apartments, Series A, Rev., VAR, LOC: Comerica Bank, 3.46%, 09/07/06 (m)	4,200
13,000	California Housing Finance Agency, Home Mortgage, Series M, Rev., AMT, VAR, 3.45%, 09/06/06	13,000
8,000	California Statewide Communities Development Authority, Northwest Gateway Apartments, Series C, Rev., VAR, AMT, LOC: Societe Generale, 3.44%, 09/06/06	8,000
12,540	Golden State Tobacco Securitization Corp., Series 8Z, Rev., VAR, INS: AMBAC, 3.47%, 09/07/06	12,540
2,995	Goldman Sachs Pool Trust, Series 34, Rev., VAR, LIQ: Goldman Sachs, 3.51%, 09/01/06	2,995
14,910	Lehman Brothers Pooled Municipal Trust Receipts, Series L25U, Rev., Regulation D, VAR, INS: AMBAC, LIQ: Lehman Liquidity Co., 3.40%, 09/06/06	14,910
7,000	Municipalities Trust Certificates, Series 3001, Class A, Rev., VAR, INS: MBIA, LIQ: Bear Stearns Capital Markets, 3.52%, 09/06/06	7,000
6,000	Southern California Home Financing Authority, Series B, Rev., AMT, VAR, LIQ: BNP Paribas, 3.44%, 09/03/06	6,000
		68,645

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Colorado — 3.3%
1,100	City of Colorado Springs, YMCA of Pikes Peak Regular Project, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.40%, 09/07/06	1,100
4,930	City of Erie, Finance Corp., COP, VAR, LOC: Keybank N.A., 3.46%, 09/06/06	4,930
2,000	Colorado Housing & Finance Authority, Multi-Family Housing, Grant, Series A, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.40%, 09/07/06	2,000
	Colorado Housing & Finance Authority, Single Family Mortgage,
23,200	Series A2, Rev., VAR, AMT, LIQ: Dexia Public Finance Bank, 3.49%, 09/06/06	23,200
10,000	Series A3, Rev., VAR, AMT, LIQ: Dexia Public Finance Bank, 3.49%, 09/06/06	10,000
	Denver City & County Airport,
12,600	Series A, Rev., VAR, AMT, INS: CIFG, LIQ: Bayerische Landsbank, 3.47%, 09/06/06	12,600
8,500	Series B, Rev., VAR, AMT, INS: CIFG, LIQ: Bayerische Landsbank, 3.45%, 09/06/06	8,500
9,400	Series C, Rev., VAR, AMT, LOC: Societe Generale, 3.44%, 09/06/06	9,400
10,820	Denver City & County, Merlots, Series A-61, Rev., VAR, INS: FGIC, LIQ: Wachovia Bank N.A., 3.50%, 09/06/06	10,820
7,000	Denver City & County, Wellington E Web, Series 2003-C3, COP, VAR, INS: AMBAC, LIQ: Dexia Public Finance Bank, 3.40%, 09/06/06	7,000
3,500	Harvest JCT Metropolitan District, Rev., VAR, LOC: U.S. Bank N.A., 3.42%, 09/07/06	3,500
2,455	Mesa County, Goodwill Industries, Colorado Springs, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.40%, 09/07/06	2,456
	Public Highway Authority,
6,100	Series E-470, Rev., VAR, INS: MBIA, LIQ: Goldman Sachs, 3.48%, 09/06/06	6,100
3,021	Series E-470, Rev., VAR, INS: MBIA, LIQ: Goldman Sachs, 3.48%, 09/07/06	3,021
5,690	Westminster Economic Development Authority, Mandalay Gardens Urban, Rev., VAR, LOC: Depfa Bank plc, 3.40%, 09/07/06	5,690
		110,317
	Delaware — 2.5%
	Goldman Sachs Pool Trust,
45,445	Series 19, Rev., VAR, LIQ: Goldman Sachs, 3.54%, 09/07/06	45,445
19,878	Series 24, Rev., VAR, LIQ: Goldman Sachs, 3.51%, 09/07/06	19,878
7,000	Series 35, Rev., VAR, LIQ: Goldman Sachs, 3.54%, 09/07/06	7,000
6,445	Series 56, Rev., VAR, LIQ: Goldman Sachs, 3.51%, 09/07/06	6,445
5,600	New Castle County, Rev., VAR, AMT, INS: FNMA, LIQ: FNMA, 3.47%, 09/07/06	5,600
		84,368
	District of Columbia — 0.5%
7,350	District of Columbia, Multi-Modal, American University, Rev., VAR., 3.45%, 09/06/06	7,350
8,835	Metropolitan Washington, D.C. Airports Authority, Series 2006-148, Rev., VAR, INS: MBIA, LIQ: BNP Paribas, 3.48%, 09/07/06	8,835
		16,185
	Florida — 3.0%
21,171	Clipper Tax-Exempt Certificate Trust, Series 2005-40, Rev., VAR, AMT, 3.49%, 09/07/06	21,171
5,000	Collier County Industrial Development Authority, Allete, Inc. Project, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.45%, 09/07/06	5,000
11,000	Highlands County, Health Facilities Authority, Adventist Health System, Series C, Rev., VAR, 3.44%, 09/07/06	11,000
4,100	Miami-Dade County, Series 1415, Rev., VAR, INS: CIFG, LIQ: Morgan Stanley Municipal Funding, 3.48%, 09/07/06	4,100
9,300	Miami-Dade County Health Facilities Authority, Hospital Revenue, Series PT721, Rev., VAR, INS: AMBAC, 3.44%, 09/05/06	9,300
4,930	North Broward Hospital District, Series B, Rev., VAR, INS: CIFG, 3.40%, 09/06/06	4,930
5,900	Orlando & Orange County Expressway Authority, Series B-2, SUB, Rev., VAR, INS: AMBAC, 3.38%, 09/07/06	5,900
4,855	Palm Beach County Housing Development Corp., Caribbean Villas, Rev., VAR, AMT, INS: FNMA COLL, 3.47%, 09/07/06	4,855
5,500	Palm Beach County, Zoological Society, Inc., Project, Rev., VAR, AMT, LOC: Northern Trust Co., 3.43%, 09/07/06	5,500
27,720	Tampa Bay Water Utility System Revenue, Series PT-3505, Rev., VAR, INS: FGIC, LIQ: Dexia Credit Local, 3.44%, 09/07/06	27,720
		99,476

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   61

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Georgia — 1.0%
4,925	Atlanta Urban Residential Finance Authority, Series PT-3469, Rev., VAR, 3.54%, 09/02/06	4,925
11,685	Atlanta Urban Residential Finance Authority, Multi-Family Housing, Rev., VAR, 3.50%, 09/07/06	11,685
17,425	Gulf Coast Waste Disposal Authority, Sub Series B, Rev., VAR, GO, LOC: Landesbank Hessen-Thueringen, 3.35%, 09/07/06	17,425
		34,035
	Illinois — 2.6%
	Chicago Board of Education,
7,465	Series A47, GO, VAR, INS: FGIC, 3.45%, 09/06/06	7,465
23,835	Series PT-2931, GO, VAR, INS: AMBAC, LIQ: Dexia Credit Local, 3.44%, 09/07/06	23,835
15,000	Chicago Housing Authority, Series PT-3503, Rev., VAR, INS: FSA, 3.45%, 09/07/06	15,000
	Chicago O’Hare International Airport, Merlots,
5,570	Series A35, Rev., VAR, INS: AMBAC, 3.50%, 09/06/06	5,570
10,000	Series 2001-B6, Rev., VAR, AMT, INS: AMBAC, LIQ: Wachovia Bank N.A., 3.50%, 09/06/06	10,000
2,871	Chicago O’Hare International Airport, Second Lien, Series B, Rev., VAR, AMT, LOC: Societe Generale, 3.50%, 09/06/06 (m)	2,871
5,000	City of Carol Stream, Multi-Family Housing, Charles Square, Rev., VAR, INS: FNMA COLL, 3.54%, 09/06/06	5,000
7,400	Illinois Housing Development Authority, Housing Pheasant Ridge/Hunter, Rev., VAR, AMT, LOC: Lasalle Bank N.A., 3.51%, 09/07/06	7,400
6,610	Metropolitan Pier & Exposition Authority, Series PZ-44, Rev., VAR, INS: MBIA, LIQ: Merrill Lynch Capital Services, 3.48%, 09/02/06	6,610
2,730	Will & Kankakee County Regional Development Authority, Realty, Series A, Rev., VAR, LOC: PNC Bank N.A., 3.53%, 09/07/06	2,730
		86,481
	Indiana — 1.3%
6,500	City of Hammond, Sewer & Solid Waste, Cargill, Inc., Project, Rev., VAR, AMT, 3.48%, 09/6/06	6,500
1,700	City of Indianapolis EDR, Roth Co., Inc. Project, Series 1999, Rev., VAR, AMT, LOC: Comerica Bank, 3.80%, 09/06/06	1,700
900	City of Jasper, EDR, Best Charis, Inc., Project, Rev., VAR, AMT, LOC: PNC Bank Kentucky, Inc., 3.49%, 09/07/06	900
7,500	City of Marion, Wesleyan University Project, Rev., VAR, LOC: Bank of America N.A., 3.41%, 09/07/06	7,500
3,565	Indiana Health Facility Financing Authority, Mary Sherman Hospital, Series 98, Rev., VAR, LOC: Fifth Third Bank, 3.44%, 09/07/06	3,565
	Indianapolis Local Public Improvement Bond Bank, Water Works Project,
3,810	Series H, Rev., VAR, AMT, INS: MBIA, LIQ: Delfa Bank, 3.41%, 09/07/06	3,810
8,155	Series Z7, Rev., VAR, INS: AMBAC, LIQ: Goldman Sachs, 3.48%, 09/05/06	8,155
9,575	Vanderburgh County, Multi-Family Housing, Arbors Apartment Project, Rev., VAR, AMT, LOC: Laselle Bank N.A., 3.51%, 09/07/06	9,575
		41,705
	Iowa — 0.4%
14,910	Iowa Finance Authority, Private School Facilities, Regis School, Rev., VAR, LOC: Allied Irish Bank plc, 3.47%, 09/07/06	14,910
	Kansas — 0.2%
5,365	City of Independence, Limited Obligation, Matcor Metals, Inc. Project, Series A, Rev., VAR, AMT, LOC: Comerica Bank, 3.57%, 09/07/06	5,365
	Louisiana — 0.2%
6,250	Louisiana Public Facilities Authority, Air Products & Chemical Project, Rev., VAR, 3.50%, 09/06/06	6,250
	Maryland — 0.7%
4,270	Carriol County, Fairhaven & Copper Ridge, Series A, Rev., VAR, LOC: Branch Banking & Trust, 3.42%, 09/07/06	4,270
15,000	Maryland Health & Higher Educational Facilities Authority, Adventist Healthcare, Series A, Rev., VAR, LOC: Fifth Third Bank, 3.40%, 09/07/06	15,000
4,000	Montgomery County Housing Opportunities Commission, The Grand-Issue I, Rev., VAR, INS: FNMA, LIQ: FNMA, 3.47%, 09/06/06	4,000
		23,270

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Michigan — 3.2%
8,320	ABN AMRO Munitops Certificate Trust, Series 2004-44, GO, VAR, INS: MBIA, 3.45%, 09/07/06	8,320
3,070	City of Dearborn, Economic Development Corp., Limited Obligation, Henry Ford Village, Rev., VAR, LOC: Comerica Bank, 3.48%, 09/07/06	3,070
3,615	City of Detroit, Series 64, Rev., VAR, INS: FGIC, LIQ: Goldman Sachs, 3.45%, 09/07/06	3,615
6,750	Kentwood Economic Development Corp., Limited Obligation, Holland, Series B, Rev., VAR, LOC: Laselle Bank N.A., 3.45%, 09/07/06	6,750
600	Michigan Higher Education Student Loan Authority, Series XII-B, Rev., VAR, INS: AMBAC, LIQ: Kredietbank, 3.46%, 09/06/06	600
3,000	Michigan State Building Authority, Floater Certificates, Series 517X, Rev., VAR, INS: FSA, LIQ: Morgan Stanley, 3.45%, 09/07/06	3,000
3,140	Michigan State Hospital Finance Authority, Southwestern Rehab Hospital, Rev., VAR, LIQ: Fifth Third Bank, 3.44%, 09/07/06	3,140
8,400	Michigan State Housing Development Authority, Series B, VAR, AMT, 3.52%, 09/06/06	8,400
2,650	Michigan Strategic Fund, JEB Property LLC Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.57%, 09/07/06	2,650
2,630	Michigan Strategic Fund, JG Kern Enterprises, Inc., Rev., VAR, AMT, LOC: ABN AMRO Bank N.V., 3.50%, 09/07/06	2,630
1,250	Michigan Strategic Fund, Saginaw Products Corp. Project, Rev., VAR, AMT, LOC: Comerica Bank 3.57%, 09/07/06	1,250
2,540	Michigan Strategic Fund, Sterling Die & Engineering, Rev., VAR, AMT, LOC: Comerica Bank, 3.57%, 09/07/06	2,540
6,420	Roaring Fork Municipal Products LLC, Series 2006-9, Class A, INS: FSA, 3.48%, 09/07/06	6,420
4,220	State of Michigan, Series A, GO, VAR, LIQ: Lehman Liquidity Co., 3.42%, 09/06/06	4,220
3,520	University of Michigan, Hospital, Series A, Rev., VAR, 3.45%, 09/06/06	3,520
14,190	Wayne Charter County Airport, Detroit Metropolitan County, Series A, Rev., VAR, AMT, INS: AMBAC, LOC: Bayerische Landesbank, 3.44%, 09/06/06	14,190
31,255	Wayne Charter County, Detroit Metropolitan, Wayne Charter Airport, Junior Lien, Rev., VAR, AMT, INS: FSA, LOC: Bayerische Landesbank, 3.46%, 09/01/06	31,255
		105,570
	Minnesota — 1.2%
10,145	City of Minneapolis, GO, VAR, 3.27%, 09/07/06	10,145
28,800	City of Minneapolis, Guthrie Theater Project, Series A, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.27%, 09/07/06	28,800
		38,945
	Mississippi — 0.5%
9,553	Mississippi Development Bank, Gas Authority, Natural Gas Project, Rev., VAR, 3.42%, 09/07/06	9,553
8,280	Mississippi Development Bank, Series PT-1494, Rev., SO, VAR, INS: FSA, 3.45%, 09/02/06	8,280
		17,833
	Missouri — 1.0%
	Missouri Higher Education Loan Authority,
15,000	Series A, Rev., VAR, INS: MBIA, 3.46%, 09/07/06	15,000
4,900	Series E, Rev., VAR, INS: MBIA, 3.49%, 09/07/06	4,900
5,430	Missouri Housing Development Commission, Single Family Mortgage, Certificates Macon Trust, Series 2002-K, Rev., VAR, AMT, INS: GNMA/FNMA, 3.49%, 09/02/06	5,430
6,630	Municipal Securities Trust Certificates, Series 2005-236, Class A, Rev., VAR, INS: AMBAC, LIQ: Bear Stearns Capital Markets, 3.52%, 09/06/06	6,630
		31,960
	Montana — 0.1%
4,270	Montana Board of Housing, Single Housing Mortgage, Certificates Macon Trust, Series 2002-L, Rev., VAR, AMT, LOC: Bank of America N.A., 3.54%, 09/03/06	4,270
	Nebraska — 0.8%
1,253	American Public Energy Agency, Series A, Rev., VAR, 3.42%, 09/06/06	1,253
8,121	American Public Energy Agency, National Public Gas Agency Project, Series A, Rev., VAR, 3.42%, 09/07/06	8,121
17,500	Nebraska Investment Finance Authority, Series B, Rev., VAR, INS: GNMA/FNMA/FHLMC, 3.49%, 09/06/06	17,500
		26,874

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   63

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New Jersey — 0.9%
10,690	Municipal Securities Trust Certificates, Series 2006-3014, Class A, Rev., VAR, INS: FSA, LIQ: Bear Stearns Capital Markets, 3.52%, 09/06/06	10,690
10,030	New Jersey Environmental Infrastructure Trust, Rev., VAR, LOC: Wachovia Bank N.A., 3.37%, 09/07/06	10,030
8,515	New Jersey Transportation Trust Fund Authority, Series 10Z, Rev., VAR, INS: FSA, LIQ: Goldman Sachs, 3.47%, 09/07/06	8,515
		29,235
	New York — 1.2%
10,000	Long Island Power Authority,
	Series PA-1150, Rev., VAR, INS: CIFG, LIQ: Merrill Lynch Capital Services 3.44%, 09/04/06	10,000
	Metropolitan Transportation Authority,
4,000	Series PA-1077, Rev., VAR, INS: FSA, LIQ: Merrill Lynch Capital Services, 3.44%, 09/01/06	4,000
7,175	Series PT-1547, Rev., VAR, FGIC, LIQ: Merrill Lynch Capital Services, 3.44%, 09/05/06	7,175
10,000	New York City Housing Development Corp., Atlantic Court Apartments, Series A, Rev., VAR, AMT, INS: FHLMC, LIQ: FHLMC 3.42%, 09/06/06	10,000
10,000	Tobacco Settlement Financing Authority, TOCS, Series D, Rev., VAR, LIQ: Goldman Sachs, 3.49%, 09/06/06	10,000
		41,175
	North Carolina — 3.0%
15,000	City of Cape Coral, 3.50%, 09/12/06	15,000
6,200	City of Charlotte, Governmental Facilities, Series F, COP, 3.41%, 09/7/06	6,200
20,680	North Carolina Capital Facilities Finance Agency, NCA&T University Foundation Project, Series B, Rev., VAR, INS: RADIAN, LIQ: Wachovia Bank N.A., 3.46%, 09/06/06	20,680
4,075	North Carolina Eastern Municipal Power Agency, Series MT-99, Rev., VAR, INS: FGIC, LIQ: Bank Paribas, 3.44%, 09/01/06	4,075
7,090	North Carolina Eastern Municipal Power Agency, Merlots Series A-02, Rev., VAR, INS: MBIA-IBC, 3.45%, 09/06/06	7,090
23,600	North Carolina Medical Care Commission, Duke University Health System, Series C, Rev., VAR, 3.39%, 09/06/06	23,600
12,000	Raleigh Durham Airport Authority, Series C, Rev., VAR, AMT, INS: XLCA, 3.50%, 09/06/06	12,000
11,500	Town of Cary, GO, VAR, 3.40%, 09/06/06	11,500
		100,145
	North Dakota — 0.8%
27,210	North Dakota State Housing Finance Agency, Housing Financing Program, Home Mortgage, Series A, Rev., VAR, 3.47%, 09/06/06	27,210
	Ohio — 7.4%
9,495	City of Lyndhurst, EDR, Hawken Schools, Series 2002, VAR, LOC: National City Bank, 3.42%, 09/14/06	9,495
2,000	City of Westlake, Health Care Facilities, Lutheran Home Project, Rev., VAR, LOC: National City Bank 3.40%, 09/07/06	2,000
2,640	Cuyahoga County Health Care Facilities, Eliza Jennings Home Project, Rev., VAR, LOC: ABN AMRO Bank N.V., 3.42%, 09/07/06	2,640
3,250	Eclipse Funding Trust, Solar Eclipse, Keller, Series 2006-0107, Rev., VAR, INS: FGIC, LIQ: U.S. Bank N.A., 3.44%, 09/07/06	3,250
8,550	Franklin County Convention Facilities Authority, Series PT-3024, Rev., VAR, INS: AMBAC, LIQ: Merrill Lynch Capital Services, 3.44%, 09/07/06	8,550
905	Franklin County, Health Care Facilities, Friendship Village-Dublin, Series A, Rev., VAR, LOC: ABN AMRO Bank N.V., 3.40%, 09/07/06	905
3,630	Franklin County, Health Care Facilities, Presbyterian, Series B, Rev., VAR, LOC: National City Bank, 3.42%, 09/07/06	3,630
4,510	Franklin County, Multi-Family Housing, Ashton Square Apartments Project, Rev., VAR, AMT, INS: FNMA, LIQ: FNMA, 3.47%, 09/07/06	4,510
8,000	Franklin County, Ohio Health Corp., Franklin Hospital, Rev., VAR, INS: AMBAC, 3.39%, 09/06/06	8,000
20,250	Greene County, Series PT-3434, Rev., VAR, INS: AMBAC, LIQ: Depfa Bank plc, 3.44%, 12/01/25	20,250
8,545	Kent State University, General Receipts, Series 2001, Rev., VAR, INS: MBIA, LIQ: Dexia Public Finance Bank, 3.41%, 09/06/06	8,545
9,070	Lake County, Hospital Facilities, Lake Hospital System, Inc., Series 2002, Rev., VAR, INS: RADIAN, LIQ: Bank of America N.A., 3.48%, 09/06/06	9,070

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Ohio — Continued
3,985	Mahoning County, Forum Health Obligation Group, Series B, Rev., VAR, LOC: Fifth Third Bank, 3.43%, 09/07/06	3,985
4,240	Miami County, Hospital Authority, Series PT-575, Rev., VAR, 3.50%, 09/01/06	4,240
3,500	Montgomery County, Dayton Art Institute Project, Rev., VAR, LOC: National City Bank, 3.47%, 09/07/06	3,500
	Ohio Housing Finance Agency, Residential Mortgage Backed,
7,500	Series B, Rev., VAR, AMT, LOC: Citibank, 3.45%, 09/06/06	7,500
50,000	Series F, Rev., VAR, AMT, LOC: Citibank, 3.47%, 09/06/06	50,000
18,000	Ohio State Water Development Authority, First Energy Project, Series 2005-B, Rev., VAR, LOC: Barclays Bank plc, 3.45%, 09/07/06	18,000
4,450	Ohio State Water Development Authority, Pure Water, Series B, Rev., VAR, INS: MBIA, LIQ: State Street Bank and Trust Co., 3.43%, 09/06/06	4,450
	Student Loan Funding Corp., Cincinnati Student Loan,
7,365	Series A-1, Rev., VAR, AMT, 09/06/06	7,365
45,430	Series A-2, Rev., VAR, AMT, GTY: U.S. Department of Education Project, LIQ: Sallie Mae, 3.48%, 09/06/06 (m)	45,430
	State of Ohio, Common Schools,
10,000	Series B, GO, VAR, 3.40%, 09/06/06	10,000
7,000	Series C, GO, VAR, 3.38%, 09/06/06	7,000
2,990	Warren County, EDA, Ralph J. Stolle Countryside, Rev., VAR, LOC: Fifth Third Bank, 3.60%, 09/08/06	2,990
		245,305
	Other Territory — 7.5%
2,775	ABN AMRO Munitops Certificate Trust, Series 2002-1, Rev., VAR, 3.57%, 09/07/06 (m)	2,775
37,426	Clipper Tax-Exempt Certificate Trust, Series 2002-9 Weekly, COP, VAR, AMT, LIQ: State Street Bank & Trust Co., 3.56%, 09/07/06	37,426
	Puttable Floating Option Tax-Exempt Receipts,
15,900	Class A, Rev., VAR, 3.51%, 09/07/06	15,900
7,715	Class A, Rev., VAR, 3.54%, 09/03/06	7,715
17,100	Class A, Rev., VAR, 3.54%, 09/07/06	17,100
79,960	Series EC-001, Rev., VAR, LIQ: Merrill Lynch Capital Services, 3.65%, 09/04/06	79,960
52,460	Series EC-002, Rev., VAR, 3.65%, 09/05/06	52,460
2,875	Reset Optional Certificates Trust II-R, Series ROCS-II-R-8001, Rev., VAR, LIQ: CitiGroup FNL Products, 3.51%, 09/07/06	2,875
10,565	Roaring Fork Municipal Products LLC, Seattle Municipal Light & Power, Series 2005-19, Class A, Rev., VAR, INS: FSA, LIQ: Bank of New York, 3.49%, 09/07/06	10,565
	Roaring Fork Municipal Products LLC, Single Family Mortgage, Series 2001-7, Class A, Rev., VAR, AMT, LIQ: Bank of New York,
11,915	3.56%, 09/07/06	11,915
8,865	3.56%, 09/07/06	8,865
		247,556
	Pennsylvania — 3.1%
26,470	Delaware County Authority, Mercy Health Systems, Series PT-565, Rev., VAR, LOC: Westdeutsche Landsbank 3.50%, 09/07/06	26,470
12,200	Lancaster County Hospital Authority, Quarryville Presbyterian, Rev., VAR, LOC: Manufacturers & Traders, 3.42%, 09/07/06	12,200
10,000	Lancaster County Hospital Authority, Willow Valley Project, Series A, Rev., VAR, INS: RADIAN, LIQ: Bank of America N.A., 3.43%, 09/07/06	10,000
5,855	Lehman Municipal Trust Receipts, Pennsylvania Economic Development, Rev., VAR, LIQ: Lehman Brothers, Inc., 3.57%, 09/06/06	5,855
3,100	Pennsylvania Economic Development Financing Authority, Fabtech, Inc. Project, Series D, Rev., VAR, AMT, LOC: PNC Bank N.A., 3.49%, 09/07/06	3,100
6,000	Pennsylvania Economic Development Financing Authority, Shipping Port Project, Series A, Rev., VAR, AMT, LOC: PNC Bank N.A., 3.56%, 09/06/06	6,000
10,000	Pennsylvania Higher Education Assistance Agency, Series 2001-A, Rev., VAR, AMT, INS: AMBAC, LIQ: Lloyds, 3.52%, 09/06/06	10,000
	Pennsylvania Housing Finance Agency, Single Family Mortgage,
19,585	Series 83-B, Rev., VAR, AMT, 3.43%, 09/06/06	19,585
10,000	Series 84-D, Rev., VAR, AMT, 3.42%, 09/06/06	10,000
		103,210
	Puerto Rico — 0.1%
3,625	Commonwealth of Puerto Rico, Series PA 636, GO, VAR, INS: FSA-CR, LIQ: Merrill Lynch, 3.40%, 09/02/06	3,625

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   65

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Rhode Island — 0.2%
7,735	Rhode Island Health & Educational Building Corp., Series PA 1384, Rev., VAR, LIQ: Merrill Lynch Capital Services, 3.48%, 09/07/06	7,735
	South Carolina — 1.1%
23,900	Piedmont Municipal Power Agency, Sub Series B-4, Rev., VAR, INS: FGIC, 3.44%, 09/06/06	23,900
4,100	South Carolina Jobs & EDA, Episcopal Church Home, Rev., VAR, INS: RADIAN, LIQ: Wachovia Bank N.A., 3.44%, 09/07/06	4,100
8,255	South Carolina State Housing Finance & Development Authority, Multi-Family Housing, Series 3305, Rev., VAR, 3.54%, 09/07/06	8,255
		36,255
	Tennessee — 0.3%
10,000	TRS Trust, Series F6, Regulation D, Rev., VAR, LIQ: Lehman Liquidity Co., 3.52%, 09/06/06	10,001
	Texas — 3.2%
4,000	Calhoun County Naval, IDA, Formosa Plastics Corp. Project, Rev., VAR, AMT, LOC: Bank of America N.A., 3.47%, 09/06/06	4,000
19,900	City of Houston, Airport Systems, Sub Lien, Series A, Rev., VAR, AMT, INS: FSA, LIQ: Bank of America N.A., 3.46%, 09/06/06	19,900
4,800	Dallas Housing Finance Corp., Multi-Family Housing, Cherrycrest Villas Apartments, Rev., VAR, AMT, LOC: Wachovia Bank N.A., 3.67%, 09/07/06	4,800
5,000	Eclipse Funding Trust, Solar Eclipse, Keller, Series 2006-0056, GO, VAR, PSF, MBIA, LIQ: U.S. Bank N.A., 3.44%, 09/07/06	5,000
6,800	Harris County Housing Finance Corp., Multi-Family Housing, Baypointe Apartments, Rev., VAR, AMT, LOC: Citibank N.A., 3.67%, 09/06/06	6,800
12,995	Harris County Housing Finance Corp., Multi-Family Housing, Series 3422, Rev., VAR, 3.54%, 09/07/06	12,995
3,805	Montgomery County Housing Finance Corp., Multi-Family Housing, Series F1, Regulation D, Rev., VAR, LIQ: Lehman Liquidity LLC, 3.52%, 09/06/06	3,805
7,205	Municipal Securities Trust Certificates, Series 272, Class A, GO, VAR, INS: PSF-GTD, LIQ: Bear Stearns Capital Markets, 3.52%, 09/06/06	7,205
5,165	Nacogdoches County, Hospital District, Sales Tax, Merlots, Series A59, Rev., VAR, INS: AMBAC, LIQ: Wachovia Bank N.A., 3.45%, 09/06/06	5,165
8,615	Roaring Fork Municipal Products LLC, Waste Water, Series 2005-10, Class A, Rev., VAR, LIQ: Bank of New York, 3.49%, 09/07/06	8,615
6,195	State of Texas, Series 108, TRAN, GO, VAR, LIQ; Merrill Lynch Capital Services, 3.48%, 09/07/06	6,195
15,000	Texas State Department of Housing & Community Affairs, Harris Branch Apartments, Rev., VAR, LOC: Wachovia Bank N.A., 3.46%, 09/07/06	15,000
6,725	Texas State Department of Housing & Community Affairs, Multi-Family Housing, Timber Point Apartments, Series A-1, Rev., VAR, AMT, INS: FHLMC, LIQ: FHLMC, 3.50%, 09/06/06	6,725
		106,205
	Utah — 0.3%
2,300	Jordanelle Special Service District, Tuhaye Project, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.40%, 09/07/06	2,300
8,400	Utah State Board of Regents, Series L, Rev., VAR, AMT, INS: AMBAC, 3.48%, 09/06/06	8,400
		10,700
	Washington — 1.1%
13,445	Port of Seattle, Merlots, Series B-04, Rev., VAR, AMT, INS: FGIC, LIQ: Wachovia Bank N.A., 3.50%, 09/06/06	13,445
2,000	Port of Seattle, Sub Lien, Rev., VAR, AMT, LOC: Fortis Bank S.A., 3.67%, 09/06/06	2,000
8,995	State of Washington, Merlots, Series B-22, GO, VAR, INS: FGIC, MBIA, 3.45%, 09/06/06	8,995
16,340	Washington State Housing Finance Commission, Vintage Spokane Project, Series A, Rev., VAR, 3.47%, 09/07/06	16,340
		40,780
	West Virginia — 0.6%
8,345	Marshall County, Warren Distribution, Inc., Rev., VAR, LOC: Bank of America N.A., 3.46%, 09/07/06	8,345
10,800	Putnam County, Solid Waste Disposal, Toyota Motor Manufacturing Project, Series A, Rev., VAR, AMT, 3.45%, 09/06/06	10,800
		19,145

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Wisconsin — 1.5%
12,000	Milwaukee Redevelopment Authority, Yankee Hill Apartments, Series A, Rev, VAR, LOC: Wells Fargo Bank N.A., 3.35%, 09/07/06	12,000
	Wisconsin Housing & Economic Development Authority,
6,545	Series 2003-B, Rev., VAR, AMT, LIQ: State Street Bank & Trust Co., 3.48%, 09/06/06	6,545
25,000	Series 2005-A, Rev., VAR, AMT, LIQ: Lloyds, 3.48%, 09/06/06	25,000
5,690	Series 2005-C, Rev, VAR, AMT, LIQ: Lloyds, 3.48%, 09/06/06	5,690
		49,235
	Wyoming — 0.3%
8,600	City of Green River, Solid Waste Disposal, LP Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.67%, 09/04/06	8,600
	Total Weekly Demand Notes (Cost $1,921,401)	1,921,401
	Total Investments — 100.0% (Cost $3,319,305)*	3,319,305
	Liabilities In Excess of Other Assets — 0.0% (g)	(333)
	NET ASSETS — 100.0%	$3,318,972

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   67

JPMorgan Money Market Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

ABBREVIATIONS:

* —	The cost of securities is substantially the same for federal income tax purposes.

(c) —	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e) —	All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(f) —	Fair Valued Investment. The following are approximately the market value and percentage of the investments based on net assets that are fair valued (amounts in thousands)

	Market Value	Percentage
Prime Money Market Fund	620,000	0.7%
Liquid Assets Money Market Fund	150,000	1.6

(g) —	Amount rounds to less than 0.1%.

(i) —	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(m) —	All or a portion of this security is segregated for current or potential holdings of when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(n) —	The rate shown is the effective yield at the date of purchase.

ACES —	Automatically Convertible Securities

AGMT —	Agreement

AMBAC —	American Municipal Bond Assurance Corp.

AMT —	Alternative Minimum Tax Paper

BAN —	Bond Anticipation Notes

CIFG —	CIFG Assurance North America, Inc.

COLL —	Collateral

COP —	Certificates of Participation

DN —	Discount Notes

EAGLE —	Earnings of accrual generated on local tax-exempt securities.

EDA —	Economic Development Authority

EDR —	Economic Development Revenue

FGIC —	Financial Guaranty Insurance Co.

FHA —	Federal Housing Authority

FHLMC —	Federal Home Loan Mortgage Corporation

FNMA —	Federal National Mortgage Association

FRN —	Floating Rate Notes

FSA —	Financial Security Assurance

FSA-CR —	FSA Custodial Receipts

GAN —	Grant Anticipation Notes

GNMA —	Government National Mortgage Association

GO —	General Obligation

GTY —	Guaranty

HUD —	Housing and Urban Development

IBC —	Insured Bond Certificates

ICR —	Insured Custodial Receipts

IDA —	Industrial Development Authority

IDB —	Industrial Development Board

IDR —	Industrial Development Revenue

INS —	Insurance

LIQ —	Liquidity Agreement

LOC —	Letter of Credit

MBIA —	Municipal Bond Insurance Association

Merlots —	Municipal Exempt Receipts Liquidity Optional Tender

PCR —	Pollution Control Revenue

PSF-GTD —	Permanent School Fund Guaranteed

Q-SBLF —	Qualified School Board Loan Fund

RACERS —	Restructured Asset Securities with Enhanced Returns

RADIAN —	Radian Asset Assurance

RAN —	Revenue Anticipation Notes

Rev. —	Revenue Bond

SO —	Special Obligation

SUB —	Step-Up Bond. The rate shown is the rate in effect as of August 31, 2006

TAN —	Tax Anticipation Notes

TAW —	Tax Anticipation Warrant

TCRS —	Transferable Custodial Receipts

TOCS —	Tender Options Certificates

TRAN —	Tax & Revenue Anticipation Notes

TRS —	Trust Receipts

VAR —	Variable. The interest rate shown is the rate in effect at August 31, 2006

XLCA —	XL — Capital Assurance

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   69

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands, except per share amounts)

	Tax Free Money Market Fund			Municipal Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (c) (d)	Year Ended 6/30/2005 (e)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$233,122	$205,636	$262,068	$34,593	$23,900	$17,680
Net realized gain (loss)	1,186	(3,166)	264	410	1	— (f)
Change in net assets resulting from operations	234,308	202,470	262,332	35,003	23,901	17,680

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(5,158)	(5,438)	(8,638)	(4,326)	(1,273)	(206)
Premier
From net investment income	(91,408)	(63,803)	(70,008)	(14,974)	(13,132)	(13,017)
Agency
From net investment income	(6,826)	(9,632)	(15,256)	(546)	(552)	(2)
Institutional
From net investment income	(129,452)	(126,470)	(168,158)	(3,194)	(3,210)	(331)
Reserve
From net investment income	(23)	(27)	(9)	(2,163)	(5,114)	(4,156)
Service
From net investment income	—	—	—	— (f)	— (f)	—
E*Trade
From net investment income	—	—	—	(9,391)	(619)	—
Total distributions to shareholders	(232,867)	(205,370)	(262,069)	(34,594)	(23,900)	(17,712)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(1,355,475)	1,377,190	661,870	1,387,531	608,641	79,184

NET ASSETS:
Change in net assets	(1,354,034)	1,374,290	662,133	1,387,940	608,642	79,152
Beginning of period	16,499,450	15,125,160	14,463,027	1,931,032	1,322,390	1,243,238
End of period	$15,145,416	$16,499,450	$15,125,160	$3,318,972	$1,931,032	$1,322,390
Accumulated undistributed (distributions in excess of) net investment income	$(496)	$(751)	$(1,017)	$(1)	$— (f)	$(1)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
NET ASSETS:
Paid in capital	$84,454,637	$9,204,526	$18,127,806	$10,384,594
Accumulated undistributed (distributions in excess of) net investment income	462	(342)	(117)	17
Accumulated net realized gains (losses)	(19)	(7)	(1)	—	(a)
Total Net Assets	$84,455,080	$9,204,177	$18,127,688	$10,384,611

Net Assets:
Morgan	$5,700,962	$2,213,220	$3,206,811	$1,709,053
Premier	7,406,085	479,406	1,530,426	1,365,303
Agency	10,638,443	204,572	4,346,241	935,431
Class B	7,051	23,939	—	1,933
Class C	2,175	401,705	—	33,315
Institutional	22,952,913	1,693,347	2,223,844	3,698,486
Reserve	362,511	1,194,700	320,499	794,927
Investor	—	1,818,138	—	1,846,163
Cash Management	56,473	—	—	—
Capital	37,328,467	1,175,134	6,499,851	—
Service	—	16	16	—
Total	$84,455,080	$9,204,177	$18,127,688	$10,384,611

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Morgan	5,700,681	2,213,230	3,206,970	1,709,121
Premier	7,406,030	479,409	1,530,453	1,365,404
Agency	10,638,446	204,588	4,346,348	935,304
Class B	7,052	23,940	—	1,933
Class C	2,174	401,705	—	33,315
Institutional	22,953,839	1,693,387	2,223,916	3,698,500
Reserve	362,516	1,194,888	320,506	794,932
Investor	—	1,818,166	—	1,846,221
Cash Management	56,477	—	—	—
Capital	37,328,447	1,175,215	6,499,927	—
Service	—	16	16	—
Net asset value offering and redemption price per share (all classes)*	$1.00	$1.00	$1.00	$1.00

Cost of investments	$84,984,121	$9,190,648	$18,531,318	$10,419,601
Market value of securities on loan	—	—	92,372	—

(a)	Amount rounds to less than $1,000.

*	Redemption price for Class B and Class C Shares may be reduced by contingent deferred sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   71

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
ASSETS:
Investments at value	$4,470,397		$7,759,757	$14,708,383	$3,319,305
Cash	—	(a)	1	32	—
Receivables:
Investment securities sold	—		—	396,067	16,830
Fund shares sold	—		25	7	4
Interest and dividends	16,650		288	85,014	19,265
Prepaid expenses and other assets	—		2	—	31
Total Assets	4,487,047		7,760,073	15,189,503	3,355,435

LIABILITIES:
Payables:
Due to custodian	—		—	—	23
Dividends	7,227		16,379	25,271	3,467
Investment securities purchased	100,164		—	14,000	31,045
Accrued liabilities:
Investment advisory fees	283		523	1,073	222
Administration fees	283		346	1,086	128
Shareholder servicing fees	238		1,103	1,845	737
Distribution fees	16		141	34	819
Custodian and accounting fees	43		36	170	16
Trustees’ and Officers’ fees	51		167	111	6
Other	402		364	497	—
Total Liabilities	108,707		19,059	44,087	36,463
Net Assets	$4,378,340		$7,741,014	$15,145,416	$3,318,972

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
NET ASSETS:
Paid in capital	$4,378,359	$7,741,059	$15,148,040	$3,318,563
Accumulated undistributed (distributions in excess of) net investment income	(20)	161	(496)	(1)
Accumulated net realized gains (losses)	1	(206)	(2,128)	410
Total Net Assets	$4,378,340	$7,741,014	$15,145,416	$3,318,972

Net Assets:
Morgan	$200,813	$1,613,026	$395,518	$316,588
Premier	488,019	1,780,812	6,342,148	1,087,209
Agency	132,060	1,051,319	414,862	14,055
Institutional	3,555,861	2,034,936	7,990,961	208,808
Reserve	1,587	9,735	1,927	140,671
Capital	—	1,251,186	—	—
Service	—	—	—	15
E*Trade	—	—	—	1,551,626
Total	$4,378,340	$7,741,014	$15,145,416	$3,318,972

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Morgan	200,821	1,613,208	395,906	316,534
Premier	488,497	1,780,830	6,342,799	1,086,979
Agency	132,049	1,051,203	415,185	14,049
Institutional	3,555,880	2,034,928	7,992,042	208,784
Reserve	1,587	9,736	1,927	140,651
Capital	—	1,251,301	—	—
Service	—	—	—	15
E*Trade	—	—	—	1,551,517
Net asset value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00	$1.00

Cost of investments	$4,470,397	$7,759,757	$14,708,383	$3,319,305

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   73

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
INVESTMENT INCOME:
Interest income	$1,907,602	$258,124	$464,610	$250,835
Income from interfund lending (net)	53	35	—	—
Income from securities lending (net)	—	— (a)	35	—
Total investment income	1,907,655	258,159	464,645	250,835

EXPENSES:
Investment advisory fees	30,304	4,146	7,487	4,068
Administration fees	32,198	4,406	7,955	4,323
Distribution fees	745	5,705	2,173	2,368
Shareholder servicing fees	44,708	12,648	14,000	11,655
Custodian and accounting fees	1,401	233	333	202
Interest expense	41	9	4	— (a)
Professional fees	301	97	120	103
Trustees’ and Officers’ fees	616	90	170	85
Printing and mailing costs	654	353	244	110
Registration and filing fees	18	249	—	288
Transfer agent fees	1,350	155	250	178
Other	721	125	220	94
Total expenses	113,057	28,216	32,956	23,474
Less amounts waived	(24,091)	(3,277)	(5,699)	(2,866)
Less earnings credits	(18)	(7)	(1)	(32)
Less reimbursements for legal matters	(50)	(19)	(18)	(10)
Net expenses	88,898	24,913	27,238	20,566
Net investment income (loss)	1,818,757	233,246	437,407	230,269

REALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	4	(5)	—	— (a)
Change in net assets resulting from operations	$1,818,761	$233,241	$437,407	$230,269

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
INVESTMENT INCOME:
Interest income	$104,776		$193,628	$256,526	$42,169
Income from securities lending (net)	—		2,149	—	—
Total investment income	104,776		195,777	256,526	42,169

EXPENSES:
Investment advisory fees	1,692		3,292	5,950	963
Administration fees	1,797		3,498	6,322	1,023
Distribution fees	103		950	183	2,560
Shareholder servicing fees	3,038		7,833	14,105	3,464
Custodian and accounting fees	86		144	304	40
Interest expense	—		6	58	2
Professional fees	42		56	64	30
Trustees’ and Officers’ fees	35		68	120	20
Printing and mailing costs	44		62	85	22
Registration and filing fees	—		164	—	73
Transfer agent fees	158		247	124	44
Other	60		109	138	32
Total expenses	7,055		16,429	27,453	8,273
Less amounts waived	(1,567)		(2,604)	(3,982)	(693)
Less earnings credits	—	(a)	— (a)	(67)	(1)
Less reimbursements for legal matters	—		(7)	—	(3)
Net expenses	5,488		13,818	23,404	7,576
Net investment income (loss)	99,288		181,959	233,122	34,593

REALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	2		118	1,186	410
Change in net assets resulting from operations	$99,290		$182,077	$234,308	$35,003

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   75

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Prime Money Market Fund			Liquid Assets Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (c) (d)	Year Ended 6/30/2005 (e)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,818,757	$1,426,752	$1,476,850	$233,246	$266,366	$159,037
Net realized gain (loss)	4	— (f)	(21)	(5)	3	—
Change in net assets resulting from operations	1,818,761	1,426,752	1,476,829	233,241	266,369	159,037

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(92,317)	(69,875)	(77,968)	(45,945)	(13,198)	(1,941)
Premier
From net investment income	(167,344)	(147,992)	(157,478)	(9,433)	(4,838)	(575)
Agency
From net investment income	(219,619)	(201,080)	(288,478)	(4,675)	(9,149)	(3,480)
Class B
From net investment income	(121)	(92)	(91)	(437)	(466)	(409)
Class C
From net investment income	(34)	(9)	(8)	(9,015)	(8,475)	(968)
Institutional
From net investment income	(507,019)	(401,903)	(573,461)	(44,099)	(43,875)	(12,611)
Reserve
From net investment income	(9,922)	(7,450)	(5,147)	(49,225)	(76,876)	(59,449)
Select*
From net investment income	—	—	(4,222)	—	—	—
Investor
From net investment income	—	—	—	(37,217)	(40,119)	(50,637)
Cash Management
From net investment income	(1,174)	(1,384)	(1,384)	—	—	—
Capital
From net investment income	(821,084)	(596,983)	(368,613)	(33,167)	(69,403)	(29,353)
Service
From net investment income	—	—	—	— (f)	— (f)	—
Total distributions to shareholders	(1,818,634)	(1,426,768)	(1,476,850)	(233,213)	(266,399)	(159,423)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	12,880,549	(2,798,897)	25,352,498	(1,536,560)	(538,718)	2,958,828

NET ASSETS:
Change in net assets	12,880,676	(2,798,913)	25,352,477	(1,536,532)	(538,748)	2,958,442
Beginning of period	71,574,404	74,373,317	49,020,840	10,740,709	11,279,457	8,321,015
End of period	$84,455,080	$71,574,404	$74,373,317	$9,204,177	$10,740,709	$11,279,457
Accumulated undistributed (distributions in excess of) net investment income	$462	$339	$355	$(342)	$(375)	$(342)

*	The Select Class was exchanged into the Premier Class.

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of Capital Shares on February 18, 2005.

(c)	The Fund changed its fiscal year end from June 30 to the last day of February.

(d)	Commencement of offering of Service Shares on July 15, 2005.

(e)	Commencement of offering Morgan, Premier, Agency, Institutional and Capital Shares on February 18, 2005.

(f)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

	U.S. Government Money Market Fund			U.S. Treasury Plus Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a) (b)	Year Ended 6/30/2005 (c)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (d)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$437,407	$482,422	$216,473	$230,269	$242,620	$101,421
Net realized gain (loss)	—	—	1	— (e)	97	4
Change in net assets resulting from operations	437,407	482,422	216,474	230,269	242,717	101,425

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(56,563)	(56,262)	(18,902)	(23,144)	(19,479)	(5,682)
Premier
From net investment income	(40,507)	(39,537)	(19,270)	(27,375)	(27,146)	(9,229)
Agency
From net investment income	(82,258)	(85,099)	(35,370)	(20,889)	(22,416)	(7,459)
Class B
From net investment income	—	—	—	(37)	(37)	(31)
Class C
From net investment income	—	—	—	(511)	(515)	(79)
Institutional
From net investment income	(57,372)	(55,073)	(21,940)	(86,654)	(90,662)	(14,307)
Reserve
From net investment income	(15,088)	(16,206)	(4,685)	(29,250)	(34,417)	(24,457)
Investor
From net investment income	—	—	—	(42,409)	(47,952)	(40,343)
Capital
From net investment income	(185,623)	(230,254)	(116,520)	—	—	—
Service
From net investment income	(1)	— (e)	—	—	—	—
Total distributions to shareholders	(437,412)	(482,431)	(216,687)	(230,269)	(242,624)	(101,587)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(4,359,894)	7,283,865	7,219,915	(217,570)	1,898,737	4,076,503

NET ASSETS:
Change in net assets	(4,359,899)	7,283,856	7,219,702	(217,570)	1,898,830	4,076,341
Beginning of period	22,487,587	15,203,731	7,984,029	10,602,181	8,703,351	4,627,010
End of period	$18,127,688	$22,487,587	$15,203,731	$10,384,611	$10,602,181	$8,703,351
Accumulated undistributed (distributions in excess of) net investment income	$(117)	$(112)	$(103)	$17	$17	$(47)

(a)	The Fund changed its fiscal year end from June 30 to the last day of February.

(b)	Commencement of offering of Service Shares on July 15, 2005.

(c)	Commencement of offering of Morgan, Institutional and Reserve Shares on February 18, 2005.

(d)	Commencement of offering Morgan, Premier, Agency and Institutional Shares on February 18, 2005.

(e)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   77

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund			100% U.S. Treasury Securities Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (c)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$99,288	$72,001	$80,127	$181,959	$126,415	$123,512
Net realized gain (loss)	2	(1)	18	118	(9)	91
Change in net assets resulting from operations	99,290	72,000	80,145	182,077	126,406	123,603

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(4,401)	(3,604)	(4,250)	(39,165)	(30,047)	(35,756)
From net realized gains	—	—	—	(44)	—	—
Premier
From net investment income	(13,969)	(20,867)	(34,831)	(33,667)	(26,279)	(13,804)
From net realized gains	—	—	—	(37)	—	—
Agency
From net investment income	(3,753)	(3,056)	(5,916)	(23,152)	(11,849)	(16,045)
From net realized gains	—	—	—	(23)	—	—
Institutional
From net investment income	(77,142)	(44,453)	(35,126)	(42,898)	(26,156)	(32,424)
From net realized gains	—	—	—	(41)	—	—
Reserve
From net investment income	(25)	(21)	(4)	(103)	(26)	(25,547)
From net realized gains	—	—	—	— (d)	—	—
Capital
From net investment income	—	—	—	(43,019)	(31,956)	(2)
From net realized gains	—	—	—	(32)	—	—
Total distributions to shareholders	(99,290)	(72,001)	(80,127)	(182,181)	(126,313)	(123,578)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	946,183	(314,188)	789,329	258,356	711,432	1,576,925

NET ASSETS:
Change in net assets	946,183	(314,189)	789,347	258,252	711,525	1,576,950
Beginning of period	3,432,157	3,746,346	2,956,999	7,482,762	6,771,237	5,194,287
End of period	$4,378,340	$3,432,157	$3,746,346	$7,741,014	$7,482,762	$6,771,237
Accumulated undistributed (distributions in excess of) net investment income	$(20)	$(18)	$(22)	$161	$206	$58

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of Reserve Shares on February 18, 2005.

(c)	Commencement of offering Reserve and Capital Shares on February 18, 2005.

(d)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

	Tax Free Money Market Fund			Municipal Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (c) (d)	Year Ended 6/30/2005 (e)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$233,122	$205,636	$262,068	$34,593	$23,900	$17,680
Net realized gain (loss)	1,186	(3,166)	264	410	1	— (f)
Change in net assets resulting from operations	234,308	202,470	262,332	35,003	23,901	17,680

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(5,158)	(5,438)	(8,638)	(4,326)	(1,273)	(206)
Premier
From net investment income	(91,408)	(63,803)	(70,008)	(14,974)	(13,132)	(13,017)
Agency
From net investment income	(6,826)	(9,632)	(15,256)	(546)	(552)	(2)
Institutional
From net investment income	(129,452)	(126,470)	(168,158)	(3,194)	(3,210)	(331)
Reserve
From net investment income	(23)	(27)	(9)	(2,163)	(5,114)	(4,156)
Service
From net investment income	—	—	—	— (f)	— (f)	—
E*Trade
From net investment income	—	—	—	(9,391)	(619)	—
Total distributions to shareholders	(232,867)	(205,370)	(262,069)	(34,594)	(23,900)	(17,712)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(1,355,475)	1,377,190	661,870	1,387,531	608,641	79,184

NET ASSETS:
Change in net assets	(1,354,034)	1,374,290	662,133	1,387,940	608,642	79,152
Beginning of period	16,499,450	15,125,160	14,463,027	1,931,032	1,322,390	1,243,238
End of period	$15,145,416	$16,499,450	$15,125,160	$3,318,972	$1,931,032	$1,322,390
Accumulated undistributed (distributions in excess of) net investment income	$(496)	$(751)	$(1,017)	$(1)	$— (f)	$(1)

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of Reserve Shares on February 18, 2005.

(c)	The Fund changed its fiscal year end from June 30 to the last day of February.

(d)	Commencement of offering of E*Trade Shares on January 17, 2006.

(e)	Commencement of offering of Morgan, Agency and Institutional Shares on February 18, 2005.

(f)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   79

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund			Liquid Assets Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (b)	Year Ended 6/30/2005 (c)
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$44,368,850	$13,163,914	$25,737,711	$1,844,078	$2,896,325	$323,978
Net assets acquired in a tax-free reorganization (Note 8)	—	—	—	—	—	22,165
Dividends reinvested	67,700	54,039	57,581	45,203	12,804	1,846
Cost of shares redeemed	(42,730,801)	(12,993,836)	(25,943,643)	(1,565,973)	(1,273,206)	(93,990)
Change in net assets from Morgan capital transactions	$1,705,749	$224,117	$(148,351)	$323,308	$1,635,923	$253,999
Premier
Proceeds from shares issued	$187,493,967	$145,908,536	$73,419,211	$1,207,440	$1,696,255	$118,661
Net assets acquired in a tax-free reorganization (Note 8)	—	—	1,171,415	—	—	56,312
Dividends reinvested	59,719	47,488	50,169	2,960	1,980	139
Cost of shares redeemed	(187,597,977)	(147,083,581)	(71,950,491)	(1,047,391)	(1,462,651)	(94,296)
Change in net assets from Premier capital transactions	$(44,291)	$(1,127,557)	$2,690,304	$163,009	$235,584	$80,816
Agency
Proceeds from shares issued	$50,598,148	$43,624,592	$92,782,107	$1,153,158	$3,140,660	$1,685,375
Net assets acquired in a tax-free reorganization (Note 8)	—	—	370,939	—	—	480,348
Dividends reinvested	172,096	148,602	213,021	3,678	7,948	3,296
Cost of shares redeemed	(49,488,982)	(46,822,411)	(92,629,099)	(1,158,363)	(3,425,102)	(1,686,412)
Change in net assets from Agency capital transactions	$1,281,262	$(3,049,217)	$736,968	$(1,527)	$(276,494)	$482,607
Class B
Proceeds from shares issued	$7,023	$5,071	$5,208	$10,562	$5,585	$18,272
Dividends reinvested	106	78	79	413	436	391
Cost of shares redeemed	(5,985)	(4,931)	(7,852)	(7,486)	(12,570)	(33,202)
Change in net assets from Class B capital transactions	$1,144	$218	$(2,565)	$3,489	$(6,549)	$(14,539)
Class C
Proceeds from shares issued	$2,712	$988	$807	$270,476	457,954	$386,941
Dividends reinvested	30	7	8	9,009	8,465	961
Cost of shares redeemed	(1,178)	(772)	(1,089)	(420,846)	(270,638)	(48,901)
Change in net assets from Class C capital transactions	$1,564	$223	$(274)	$(141,361)	$195,781	$339,001

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	The Fund changed its fiscal year end from June 30 to the last day of February.

(c)	Commencement of offering of Morgan, Premier and Agency Shares on February 18, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

	Prime Money Market Fund			Liquid Assets Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (c) (d)	Year Ended 6/30/2005 (e)
CAPITAL TRANSACTIONS:
Institutional
Proceeds from shares issued	$110,875,734	$124,415,924	$395,935,404	$3,338,995	$5,283,539	$3,190,767
Dividends reinvested	225,526	183,727	250,432	37,565	39,217	12,138
Cost of shares redeemed	(109,247,751)	(125,016,470)	(401,183,552)	(3,566,120)	(4,892,730)	(1,749,987)
Change in net assets from Institutional capital transactions	$1,853,509	$(416,819)	$(4,997,716)	$(189,560)	$430,026	$1,452,918
Reserve
Proceeds from shares issued	$25,687,904	$31,686,968	$20,430,584	$276,445,588	$364,271,548	$6,882,491
Dividends reinvested	4,224	2,575	2,872	1,970	22,580	18,991
Cost of shares redeemed	(25,774,738)	(31,548,683)	(20,398,714)	(277,817,052)	(365,299,466)	(7,704,387)
Change in net assets from Reserve capital transactions	$(82,610)	$140,860	$34,742	$(1,369,494)	$(1,005,338)	$(802,905)
Select*
Proceeds from shares issued	$—	$—	$(4,044,490)	$—	$—	$—
Dividends reinvested	—	—	(7,864)	—	—	—
Cost of shares redeemed	—	—	3,384,915	—	—	—
Change in net assets from Select Class capital transactions	$—	$—	$(667,439)	$—	$—	$—
Investor
Proceeds from shares issued	$—	$—	$—	$1,083,823	$1,594,866	$8,015,631
Dividends reinvested	—	—	—	1,280	861	12,195
Cost of shares redeemed	—	—	—	(952,894)	(1,872,618)	(9,963,532)
Change in net assets from Investor capital transactions	$—	$—	$—	$132,209	$(276,891)	$(1,935,706)
Cash Management
Proceeds from shares issued	$214,807	$219,676	$597,458	$—	$—	$—
Dividends reinvested	990	1,297	1,053	—	—	—
Cost of shares redeemed	(242,253)	(235,830)	(585,289)	—	—	—
Change in net assets from Cash Management capital transactions	$(26,456)	$(14,857)	$13,222	$—	$—	$—
Capital
Proceeds from shares issued	$323,588,585	$271,350,131	$214,882,796	$8,995,140	$18,507,984	$10,922,597
Net assets acquired in a tax–free reorganization (Note 8)	—	—	14,825,395	—	—	1,999,916
Dividends reinvested	309,922	209,138	132,341	24,622	54,229	22,039
Cost of shares redeemed	(315,707,829)	(270,115,134)	(202,146,925)	(9,476,396)	(20,032,988)	(9,841,915)
Change in net assets from Capital capital transactions	$8,190,678	$1,444,135	$27,693,607	$(456,634)	$(1,470,775)	$3,102,637
Service
Proceeds from shares issued	$—	$—	$—	$— (f)	$15	$—
Dividends reinvested	—	—	—	1	— (f)	—
Cost of shares redeemed	—	—	—	— (f)	—	—
Change in net assets from Service capital transactions	$—	$—	$—	$1	$15	$—

*	The Select Class was exchanged into Premier Shares.

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of Capital Shares on February 18, 2005.

(c)	The Fund changed its fiscal year end from June 30 to the last day of February.

(d)	Commencement of offering of Service Shares on July 15, 2005.

(e)	Commencement of offering of Institutional and Capital Shares on February 18, 2005.

(f)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   81

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund			Liquid Assets Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (b)	Year Ended 6/30/2005 (c)
SHARE TRANSACTIONS:
Morgan
Issued	44,368,850	13,163,914	25,737,688	1,844,078	2,896,325	323,979
Shares issued in connection with Fund reorganization (Note 8)	—	—	—	—	—	22,164
Reinvested	67,700	54,039	57,582	45,203	12,804	1,846
Redeemed	(42,730,801)	(12,993,836)	(25,943,621)	(1,565,973)	(1,273,206)	(93,990)
Change in Morgan Shares	1,705,749	224,117	(148,351)	323,308	1,635,923	253,999
Premier
Issued	187,493,967	145,908,536	68,588,849	1,207,440	1,696,255	118,660
Shares issued in connection with Fund reorganization (Note 8)	—	—	1,171,410	—	—	56,312
Reinvested	59,719	47,488	38,447	2,960	1,980	139
Redeemed	(187,597,977)	(147,083,581)	(67,108,473)	(1,047,391)	(1,462,651)	(94,295)
Change in Premier Shares	(44,291)	(1,127,557)	2,690,233	163,009	235,584	80,816
Agency
Issued	50,598,148	43,624,592	92,782,107	1,153,158	3,140,660	1,685,375
Shares issued in connection with Fund reorganization (Note 8)	—	—	370,943	—	—	480,349
Reinvested	172,096	148,602	213,021	3,678	7,947	3,296
Redeemed	(49,488,982)	(46,822,411)	(92,629,097)	(1,158,363)	(3,425,102)	(1,686,410)
Change in Agency Shares	1,281,262	(3,049,217)	736,974	(1,527)	(276,495)	482,610
Class B
Issued	7,023	5,071	5,208	10,562	5,585	18,272
Reinvested	106	78	79	413	436	391
Redeemed	(5,985)	(4,932)	(7,852)	(7,486)	(12,570)	(33,202)
Change in Class B Shares	1,144	217	(2,565)	3,489	(6,549)	(14,539)
Class C
Issued	2,712	988	807	270,476	457,954	386,941
Reinvested	30	7	8	9,009	8,465	961
Redeemed	(1,178)	(772)	(1,089)	(420,846)	(270,638)	(48,901)
Change in Class C Shares	1,564	223	(274)	(141,361)	195,781	339,001

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	The Fund changed its fiscal year end from June 30 to the last day of February.

(c)	Commencement of offering of Morgan, Premier and Agency Shares on February 18, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

	Prime Money Market Fund			Liquid Assets Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (c) (d)	Year Ended 6/30/2005 (e)
SHARE TRANSACTIONS:
Institutional
Issued	110,875,734	124,415,924	395,935,405	3,338,995	5,283,538	3,190,767
Reinvested	225,526	183,727	250,432	37,565	39,218	12,137
Redeemed	(109,247,751)	(125,016,470)	(401,183,550)	(3,566,120)	(4,892,730)	(1,749,983)
Change in Institutional Shares	1,853,509	(416,819)	(4,997,713)	(189,560)	430,026	1,452,921
Reserve
Issued	25,687,904	31,686,968	20,430,584	276,445,588	364,271,548	6,882,490
Reinvested	4,224	2,575	2,872	1,970	22,581	18,991
Redeemed	(25,774,738)	(31,548,683)	(20,398,715)	(277,817,052)	(365,299,467)	(7,704,379)
Change in Reserve Shares	(82,610)	140,860	34,741	(1,369,494)	(1,005,338)	(802,898)
Select*
Issued	—	—	785,873	—	—	—
Reinvested	—	—	3,858	—	—	—
Redeemed	—		(1,457,102)	—	—	—
Change in Select Class Shares	—	—	(667,371)	—	—	—
Investor
Issued	—	—	—	1,083,823	1,594,867	8,015,600
Reinvested	—	—	—	1,280	861	12,225
Redeemed	—	—	—	(952,894)	(1,872,618)	(9,963,528)
Change in Investor Shares	—	—	—	132,209	(276,890)	(1,935,703)
Cash Management
Issued	214,807	219,676	597,457	—	—	—
Reinvested	990	1,297	1,053	—	—	—
Redeemed	(242,253)	(235,830)	(585,289)	—	—	—
Change in Cash Management Shares	(26,456)	(14,857)	13,221	—	—	—
Capital
Issued	323,588,585	271,350,131	214,882,796	8,995,140	18,507,984	10,922,595
Shares issued in connection with Fund reorganization (Note 8)	—	—	14,825,420	—	—	1,999,897
Reinvested	309,922	209,138	132,341	24,622	54,229	22,039
Redeemed	(315,707,829)	(270,115,134)	(202,146,923)	(9,476,396)	(20,032,988)	(9,841,907)
Change in Capital Shares	8,190,678	1,444,135	27,693,634	(456,634)	(1,470,775)	3,102,624
Service Class
Issued	—	—	—	— (f)	15	—
Reinvested	—	—	—	1	— (f)	—
Redeemed	—	—	—	— (f)	—	—
Change in Service Class Shares	—	—	—	1	15	—

*	The Select Class was exchanged into Premier Shares.

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of Capital Shares on February 18, 2005.

(c)	The Fund changed its fiscal year end from June 30 to the last day of February.

(d)	Commencement of offering of Service Shares on July 15, 2005.

(e)	Commencement of offering of Institutional and Capital Shares on February 18, 2005.

(f)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   83

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund			U.S. Treasury Plus Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (c)
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$118,787,444	$144,336,105	$73,873,031	$19,366,978	$3,058,729	$1,508,859
Net assets acquired in a tax-free reorganization (Note 8)	—	—	2,602,083	—	—	646,969
Dividends reinvested	18,605	19,507	6,309	11,755	8,018	2,462
Cost of shares redeemed	(118,247,535)	(144,152,735)	(74,035,964)	(18,545,290)	(3,003,941)	(1,345,481)
Change in net assets from Morgan capital transactions	$558,514	$202,877	$2,445,459	$833,443	$62,806	$812,809
Premier
Proceeds from shares issued	$100,357,169	$113,199,105	$4,734,062	$3,779,795	$6,220,158	$1,957,053
Net assets acquired in a tax-free reorganization (Note 8)	—	—	834,347	—	—	1,345,010
Dividends reinvested	12,892	12,501	5,473	5,410	4,789	1,470
Cost of shares redeemed	(100,797,442)	(112,670,398)	(4,885,718)	(3,584,852)	(6,069,511)	(2,294,006)
Change in net assets from Premier capital transactions	$(427,381)	$541,208	$688,164	$200,353	$155,436	$1,009,527
Agency
Proceeds from shares issued	$40,097,621	$29,406,736	$16,284,750	$4,390,556	$7,473,267	$5,099,820
Net assets acquired in a tax-free reorganization (Note 8)	—	—	3,579,682	—	—	869,931
Dividends reinvested	52,437	58,953	26,698	12,792	15,272	5,562
Cost of shares redeemed	(39,320,777)	(29,994,480)	(15,943,537)	(4,362,792)	(7,491,788)	(5,077,180)
Change in net assets from Agency capital transactions	$829,281	$(528,791)	$3,947,593	$40,556	$(3,249)	$898,133
Class B
Proceeds from shares issued	$—	$—	$—	$651	$314	$1,657
Dividends reinvested	—	—	—	34	35	30
Cost of shares redeemed	—	—	—	(571)	(888)	(2,189)
Change in net assets from Class B capital transactions	$—	$—	$—	$114	$(539)	$(502)
Class C
Proceeds from shares issued	$—	$—	$—	$36,339	$42,134	$33,110
Dividends reinvested	—	—	—	510	508	79
Cost of shares redeemed	—	—	—	(24,682)	(49,083)	(6,149)
Change in net assets from Class C capital transactions	$—	$—	$—	$12,167	$(6,441)	$27,040

(a)	The Fund changed its fiscal year end from June 30 to the last day of February.

(b)	Commencement of offering of Morgan Shares on February 18, 2005.

(c)	Commencement of offering of Morgan, Premier and Agency Shares on February 18, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

	U.S. Government Money Market Fund				U.S. Treasury Plus Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)		Period Ended 2/28/2006 (a) (b)	Year Ended 6/30/2005 (c)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (d)
CAPITAL TRANSACTIONS:
Institutional
Proceeds from shares issued		$9,148,898	$10,880,860	$7,123,597	$7,276,253	$11,165,668	$6,235,442
Net assets acquired in a tax-free reorganization (Note 8)		—	—	2,277,446	—	—	648,830
Dividends reinvested		32,386	27,421	12,597	14,710	30,961	4,745
Cost of shares redeemed		(9,271,811)	(10,611,070)	(7,396,447)	(7,743,886)	(8,750,816)	(5,183,435)
Change in net assets from Institutional capital transactions		$(90,527)	$297,211	$2,017,193	$(452,923)	$2,445,813	$1,705,582
Reserve
Proceeds from shares issued		$89,781,978	$111,526,567	$896,641	$152,872,692	$190,515,282	$7,728,605
Net assets acquired in a tax-free reorganization (Note 8)		—	—	500,579	—	—	229,956
Dividends reinvested		39	254	1	3,600	7,547	6,873
Cost of shares redeemed		(90,181,354)	(111,556,459)	(647,740)	(153,586,319)	(190,755,664)	(7,930,586)
Change in net assets from Reserve capital transactions		$(399,337)	$(29,638)	$749,481	$(710,027)	$(232,835)	$34,848
Investor
Proceeds from shares issued		$—	$—	$—	$1,420,532	$2,137,328	$4,591,861
Dividends reinvested		—	—	—	104	60	43
Cost of shares redeemed		—	—	—	(1,561,889)	(2,659,642)	(5,002,838)
Change in net assets from Investor capital transactions		$—	$—	$—	$(141,253)	$(522,254)	$(410,934)
Capital
Proceeds from shares issued		$20,348,657	$37,432,817	$30,953,998	$—	$—	$—
Dividends reinvested		36,938	61,939	29,195	—	—	—
Cost of shares redeemed		(25,216,040)	(30,693,773)	(33,611,168)	—	—	—
Change in net assets from Capital capital transactions		$(4,830,445)	$6,800,983	$(2,627,975)	$—	$—	$—
Service
Proceeds from shares issued	$	—(e)	$15	$—	$—	$—	$—
Dividends reinvested		1	— (e)	—	—	—	—
Cost of shares redeemed		—(e)	— (e)	—	—	—	—
Change in net assets from Service capital transactions		$1	$15	$—	$—	$—	$—

(a)	The Fund changed its fiscal year end from June 30 to the last day of February.

(b)	Commencement of offering of Service Shares on July 15, 2005.

(c)	Commencement of offering of Institutional and Reserve Shares on February 18, 2005.

(d)	Commencement of offering of Institutional Shares on February 18, 2005.

(e)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   85

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund			U.S. Treasury Plus Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (c)
SHARE TRANSACTIONS:
Morgan
Issued	118,787,444	144,336,106	73,873,031	19,366,978	3,058,729	1,508,856
Shares issued in connection with Fund reorganization (Note 8)	—	—	2,602,203	—	—	647,035
Reinvested	18,605	19,507	6,308	11,755	8,018	2,462
Redeemed	(118,247,535)	(144,152,735)	(74,035,964)	(18,545,290)	(3,003,941)	(1,345,481)
Change in Morgan Shares	558,514	202,878	2,445,578	833,443	62,806	812,872
Premier
Issued	100,357,169	113,199,104	4,734,062	3,779,795	6,220,158	1,957,049
Shares issued in connection with Fund reorganization (Note 8)	—	—	834,357	—	—	1,345,102
Reinvested	12,892	12,501	5,473	5,410	4,789	1,470
Redeemed	(100,797,442)	(112,670,398)	(4,885,718)	(3,584,852)	(6,069,511)	(2,294,006)
Change in Premier Shares	(427,381)	541,207	688,174	200,353	155,436	1,009,615
Agency
Issued	40,097,621	29,406,736	16,284,749	4,390,556	7,473,267	5,099,817
Shares issued in connection with Fund reorganization (Note 8)	—	—	3,579,738	—	—	869,798
Reinvested	52,437	58,953	26,697	12,792	15,272	5,563
Redeemed	(39,320,777)	(29,994,480)	(15,943,537)	(4,362,792)	(7,491,789)	(5,077,180)
Change in Agency Shares	829,281	(528,791)	3,947,647	40,556	(3,250)	897,998
Class B
Issued	—	—	—	651	314	1,657
Reinvested	—	—	—	34	35	29
Redeemed	—	—	—	(571)	(888)	(2,188)
Change in Class B Shares	—	—	—	114	(539)	(502)
Class C
Issued	—	—	—	36,339	42,134	33,111
Reinvested	—	—	—	510	508	79
Redeemed	—		—	(24,682)	(49,083)	(6,149)
Change in Class C Shares	—	—	—	12,167	(6,441)	27,041

(a)	The Fund changed its fiscal year end from June 30 to the last day of February.

(b)	Commencement of offering of Morgan Shares on February 18, 2005.

(c)	Commencement of offering of Morgan, Premier and Agency Shares on February 18, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

	U.S. Government Money Market Fund			U.S. Treasury Plus Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)(b)	Year Ended 6/30/2005 (c)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (d)
SHARE TRANSACTIONS:
Institutional
Issued	9,148,898	10,880,860	7,123,597	7,276,253	11,165,668	6,235,437
Shares issued in connection with Fund reorganization (Note 8)	—	—	2,277,485	—	—	648,863
Reinvested	32,386	27,421	12,597	14,710	30,961	4,744
Redeemed	(9,271,811)	(10,611,070)	(7,396,447)	(7,743,886)	(8,750,816)	(5,183,434)
Change in Institutional Shares	(90,527)	297,211	2,017,232	(452,923)	2,445,813	1,705,610
Reserve
Issued	89,781,978	111,526,566	896,642	152,872,692	190,515,283	7,728,599
Shares issued in connection with Fund reorganization (Note 8)	—	—	500,579	—	—	229,976
Reinvested	39	254	1	3,600	7,547	6,873
Redeemed	(90,181,354)	(111,556,459)	(647,740)	(153,586,319)	(190,755,665)	(7,930,586)
Change in Reserve Shares	(399,337)	(29,639)	749,482	(710,027)	(232,835)	34,862
Investor
Issued	—	—	—	1,420,532	2,137,328	4,591,852
Reinvested	—	—	—	104	60	43
Redeemed	—	—	—	(1,561,889)	(2,659,642)	(5,002,838)
Change in Investor Shares	—	—	—	(141,253)	(522,254)	(410,943)
Capital Class
Issued	20,348,657	37,432,817	30,953,997	—	—	—
Reinvested	36,938	61,939	29,195	—	—	—
Redeemed	(25,216,040)	(30,693,773)	(33,611,168)	—	—	—
Change in Capital Shares	(4,830,445)	6,800,983	(2,627,976)	—	—	—
Service
Issued	— (e)	15	—	—	—	—
Reinvested	1	— (e)	—	—	—	—
Redeemed	— (e)	— (e)	—	—	—	—
Change in Service Class Shares	1	15	—	—	—	—

(a)	The Fund changed its fiscal year end from June 30 to the last day of February.

(b)	Commencement of offering of Service Shares on July 15, 2005.

(c)	Commencement of offering of Institutional and Reserve Shares on February 18, 2005.

(d)	Commencement of offering of Institutional Shares on February 18, 2005.

(e)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   87

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund			100% U.S. Treasury Securities Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (c)
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$3,098,733	$3,591,453	$7,865,771	$4,292,190	$3,776,738	$7,848,500
Dividends reinvested	2,698	2,267	2,697	24,844	20,513	22,755
Cost of shares redeemed	(3,107,544)	(3,607,679)	(7,886,225)	(4,617,500)	(3,916,315)	(7,707,406)
Change in net assets from Morgan capital transactions	$(6,113)	$(13,959)	$(17,757)	$(300,466)	$(119,064)	$163,849
Premier
Proceeds from shares issued	$1,325,399	$2,120,277	$7,999,963	$50,747,117	$46,287,989	$15,473,968
Net assets acquired in a tax-free reorganization (Note 8)	—	—	—	—	—	366,113
Dividends reinvested	7,506	8,886	13,358	5,525	3,878	3,763
Cost of shares redeemed	(1,601,646)	(2,875,367)	(7,567,871)	(50,479,739)	(45,793,996)	(15,398,519)
Change in net assets from Premier capital transactions	$(268,741)	$(746,204)	$445,450	$272,903	$497,871	$445,325
Agency
Proceeds from shares issued	$578,034	$800,315	$2,061,609	$2,819,694	$4,013,823	$8,999,161
Net assets acquired in a tax-free reorganization (Note 8)	—	—	—	—	—	134,217
Dividends reinvested	1,352	920	1,774	21,421	9,421	12,402
Cost of shares redeemed	(648,148)	(804,017)	(2,249,246)	(2,888,661)	(3,662,766)	(9,191,447)
Change in net assets from Agency capital transactions	$(68,762)	$(2,782)	$(185,863)	$(47,546)	$360,478	$(45,667)
Institutional
Proceeds from shares issued	$8,825,447	$6,859,699	$6,271,911	$5,951,148	$3,814,741	$8,634,846
Dividends reinvested	38,417	19,399	14,682	20,558	12,746	18,480
Cost of shares redeemed	(7,574,892)	(6,430,008)	(5,740,187)	(5,516,263)	(3,566,262)	(9,311,878)
Change in net assets from Institutional capital transactions	$1,288,972	$449,090	$546,406	$455,443	$261,225	$(658,552)
Reserve
Proceeds from shares issued	$10,285	$9,025	$3,075	$9,982	$5,795	$1,594
Dividends reinvested	25	21	4	102	26	2
Cost of shares redeemed	(9,483)	(9,379)	(1,986)	(3,011)	(4,126)	(629)
Change in net assets from Reserve capital transactions	$827	$(333)	$1,093	$7,073	$1,695	$967
Capital
Proceeds from shares issued	$—	$—	$—	$4,580,105	$2,812,944	$3,557,673
Net assets acquired in a tax-free reorganization (Note 8)	—	—	—	—	—	2,002,704
Dividends reinvested	—	—	—	15,322	3,770	2,796
Cost of shares redeemed	—	—	—	(4,724,478)	(3,107,487)	(3,892,170)
Change in net assets from Capital capital transactions	$—	$—	$—	$(129,051)	$(290,773)	$1,671,003

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of Reserve Shares on February 18, 2005.

(c)	Commencement of offering Reserve and Capital Shares on February 18, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

	Federal Money Market Fund			100% U.S. Treasury Securities Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (c)
SHARE TRANSACTIONS:
Morgan
Issued	3,098,733	3,591,453	7,865,771	4,292,190	3,776,738	7,848,500
Reinvested	2,698	2,267	2,697	24,844	20,513	22,755
Redeemed	(3,107,544)	(3,607,679)	(7,886,225)	(4,617,500)	(3,916,315)	(7,707,406)
Change in Morgan Shares	(6,113)	(13,959)	(17,757)	(300,466)	(119,064)	163,849
Premier
Issued	1,325,399	2,120,277	7,999,963	50,747,117	46,287,988	15,473,968
Shares issued in connection with Fund reorganization (Note 8)	—	—	—	—	—	366,115
Reinvested	7,506	8,886	13,358	5,525	3,878	3,764
Redeemed	(1,601,646)	(2,875,367)	(7,567,871)	(50,479,739)	(45,793,996)	(15,398,519)
Change in Premier Shares	(268,741)	(746,204)	445,450	272,903	497,870	445,328
Agency
Issued	578,034	800,315	2,061,609	2,819,694	4,013,823	8,999,161
Shares issued in connection with Fund reorganization (Note 8)	—	—	—	—	—	134,233
Reinvested	1,352	920	1,774	21,421	9,421	12,402
Redeemed	(648,148)	(804,017)	(2,249,246)	(2,888,661)	(3,662,767)	(9,191,447)
Change in Agency Shares	(68,762)	(2,782)	(185,863)	(47,546)	360,477	(45,651)
Institutional
Issued	8,825,447	6,859,698	6,271,911	5,951,148	3,814,741	8,634,846
Reinvested	38,417	19,399	14,682	20,558	12,746	18,480
Redeemed	(7,574,892)	(6,430,008)	(5,740,187)	(5,516,263)	(3,566,262)	(9,311,878)
Change in Institutional Shares	1,288,972	449,089	546,406	455,443	261,225	(658,552)
Reserve
Proceeds from shares issued	10,285	9,025	3,075	9,982	5,796	1,594
Dividends reinvested	25	21	4	102	26	2
Cost of shares redeemed	(9,483)	(9,379)	(1,986)	(3,011)	(4,126)	(629)
Change in Reserve Shares	827	(333)	1,093	7,073	1,696	967
Capital
Proceeds from shares issued	—	—	—	4,580,105	2,812,944	3,557,673
Shares issued in connection with Fund reorganization (Note 8)	—	—	—	—	—	2,002,826
Dividends reinvested	—	—	—	15,322	3,770	2,796
Cost of shares redeemed	—	—	—	(4,724,478)	(3,107,487)	(3,892,170)
Change in Capital Shares	—	—	—	(129,051)	(290,773)	1,671,125

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of Reserve Shares on February 18, 2005.

(c)	Commencement of offering of Reserve and Capital Shares on February 18, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   89

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Free Money Market Fund			Municipal Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (c)(d)	Year Ended 6/30/2005 (e)
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$3,862,575	$2,799,394	$1,767,790	$579,024	$741,863	$46,984
Dividends reinvested	3,002	3,163	4,185	4,252	1,243	193
Cost of shares redeemed	(3,936,130)	(2,894,678)	(1,780,647)	(514,865)	(531,478)	(10,682)
Change in net assets from Morgan capital transactions	$(70,553)	$(92,121)	$(8,672)	$68,411	$211,628	$36,495
Premier
Proceeds from shares issued	$13,886,651	$13,397,911	$20,165,881	$718,010	$882,315	$1,116,456
Dividends reinvested	5,777	4,958	5,776	822	145	71
Cost of shares redeemed	(13,671,096)	(11,968,103)	(19,524,300)	(538,681)	(802,925)	(1,156,677)
Change in net assets from Premier capital transactions	$221,332	$1,434,766	$647,357	$180,151	$79,535	$(40,150)
Agency
Proceeds from shares issued	$2,000,987	$1,877,740	$4,923,353	$106,378	$251,364	$1,315
Dividends reinvested	5,281	5,250	7,064	543	543	2
Cost of shares redeemed	(2,035,951)	(2,343,079)	(5,199,043)	(138,406)	(206,390)	(1,300)
Change in net assets from Agency capital transactions	$(29,683)	$(460,089)	$(268,626)	$(31,485)	$45,517	$17
Institutional
Proceeds from shares issued	$27,153,130	$38,074,120	$60,613,671	$613,907	$959,914	$263,164
Dividends reinvested	76,429	69,083	91,305	730	490	29
Cost of shares redeemed	(28,705,227)	(37,648,976)	(60,415,589)	(655,614)	(795,397)	(178,438)
Change in net assets from Institutional capital transactions	$(1,475,668)	$494,227	$289,387	$(40,977)	$165,007	$84,755
Reserve
Proceeds from shares issued	$3,364	$4,674	$4,583	$16,999,157	$28,410,335	$1,684,229
Dividends reinvested	13	19	7	100	2,218	2,114
Cost of shares redeemed	(4,280)	(4,286)	(2,166)	(17,031,978)	(28,612,979)	(1,688,276)
Change in net assets from Reserve capital transactions	$(903)	$407	$2,424	$(32,721)	$(200,426)	$(1,933)
Service
Proceeds from shares issued	$—	$—	$—	$— (f)	$15	$—
Dividends reinvested	—	—	—	— (f)	— (f)	—
Cost of shares redeemed	—	—	—	— (f)	—	—
Change in net assets from Service Class capital transactions	$—	$—	$—	$— (f)	$15	$—
E*Trade
Proceeds from shares issued	$—	$—	$—	$1,417,741	$315,961	$—
Dividends reinvested	—	—	—	9,391	619	—
Cost of shares redeemed	—	—	—	(182,980)	(9,215)	—
Change in net assets from E*Trade capital transactions	$—	$—	$—	$1,244,152	$307,365	$—

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of Reserve Shares on February 18, 2005.

(c)	The Fund changed its fiscal year end from June 30 to the last day of February.

(d)	Commencement of offering of E*Trade Shares on January 17, 2006.

(e)	Commencement of offering of Morgan, Agency and Institutional Shares on February 18, 2005.

(f)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

90   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

	Tax Free Money Market Fund			Municipal Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (c)(d)	Year Ended 6/30/2005 (e)
SHARE TRANSACTIONS:
Morgan
Issued	3,862,575	2,799,394	1,767,791	579,024	741,863	46,984
Reinvested	3,002	3,163	4,185	4,252	1,243	192
Redeemed	(3,936,130)	(2,894,678)	(1,780,647)	(514,865)	(531,478)	(10,681)
Change in Morgan Shares	(70,553)	(92,121)	(8,671)	68,411	211,628	36,495
Premier
Issued	13,886,651	13,397,911	20,165,881	718,010	882,315	1,116,456
Reinvested	5,777	4,958	5,777	822	145	71
Redeemed	(13,671,096)	(11,968,103)	(19,524,298)	(538,681)	(802,925)	(1,156,677)
Change in Premier Shares	221,332	1,434,766	647,360	180,151	79,535	(40,150)
Agency
Issued	2,000,987	1,877,739	4,923,353	106,378	251,364	1,315
Reinvested	5,281	5,250	7,064	543	543	2
Redeemed	(2,035,951)	(2,343,078)	(5,199,042)	(138,406)	(206,390)	(1,300)
Change in Agency Shares	(29,683)	(460,089)	(268,625)	(31,485)	45,517	17
Institutional
Issued	27,153,130	38,074,120	60,613,671	613,907	959,913	263,164
Reinvested	76,429	69,083	91,304	730	490	29
Redeemed	(28,705,227)	(37,648,976)	(60,415,582)	(655,614)	(795,397)	(178,438)
Change in Institutional Shares	(1,475,668)	494,227	289,393	(40,977)	165,006	84,755
Reserve
Issued	3,364	4,674	4,582	16,999,157	28,410,335	1,684,229
Reinvested	13	19	7	100	2,218	2,114
Redeemed	(4,280)	(4,286)	(2,166)	(17,031,978)	(28,612,979)	(1,688,276)
Change in Reserve Shares	(903)	407	2,423	(32,721)	(200,426)	(1,933)
Service Class
Issued	—	—	—	— (f)	15	—
Reinvested	—	—	—	— (f)	— (f)	—
Redeemed	—	—	—	— (f)	—	—
Change in Service Class Shares	—	—	—	— (f)	15	—
E*Trade
Proceeds from shares issued	—	—	—	1,417,741	315,961	—
Dividends reinvested	—	—	—	9,391	619	—
Cost of shares redeemed	—	—	—	(182,980)	(9,215)	—
Change in E*Trade Shares	—	—	—	1,244,152	307,365	—

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of Reserve Shares on February 18, 2005.

(c)	The Fund changed its fiscal year end from June 30 to the last day of February.

(d)	Commencement of offering of E*Trade Shares on January 17, 2006.

(e)	Commencement of offering of Morgan, Agency and Institutional Shares on February 18, 2005.

(f)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   91

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Morgan

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains	Total distributions
Prime Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	$1.00	$0.02		$—	(f)	$0.02		$(0.02)	$—	$(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(f)	0.02		(0.02)	—	(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—	(0.02)
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	—	(0.01)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—	(0.01)
Year Ended August 31, 2002	1.00	0.02		—		0.02		(0.02)	—	(0.02)
Year Ended August 31, 2001	1.00	0.05		—		0.05		(0.05)	—	(0.05)

Liquid Assets Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02		—	(f)	0.02		(0.02)	—	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	—	(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—		0.01		(0.01)	—	(0.01)

U.S. Government Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02		—		0.02		(0.02)	—	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—		0.02		(0.02)	—	(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	—	(0.01)

U.S. Treasury Plus Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02		—	(f)	0.02		(0.02)	—	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	—	(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	—	(0.01)

Federal Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02		—	(f)	0.02		(0.02)	—	(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(f)	0.02		(0.02)	—	(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—	(0.02)
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)	—	—
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—	(0.01)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)	—	(0.01)
Year Ended August 31, 2001	1.00	0.05		—		0.05		(0.05)	—	(0.05)

100% U.S. Treasury Securities Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02		—	(f)	0.02		(0.02)	—(f)	(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(f)	0.02		(0.02)	—	(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—	(0.02)
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)	—	—
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—	(0.01)
Year Ended August 31, 2002	1.00	0.02		—		0.02		(0.02)	—	(0.02)
Year Ended August 31, 2001	1.00	0.05		—		0.05		(0.05)	—	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

92   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	2.30%	$5,700,962	0.51%	4.53%	0.53%
1.00	1.80	3,995,204	0.51	3.61	0.53
1.00	2.08	3,771,089	0.55	2.05	0.58
1.00	0.59	3,919,246	0.59	0.59	0.63
1.00	0.87	4,627,000	0.59	0.90	0.62
1.00	1.71	7,552,000	0.58	1.72	0.61
1.00	5.10	10,367,000	0.59	4.82	0.61

1.00	2.24	2,213,220	0.59	4.41	0.64
1.00	2.26	1,889,908	0.59	3.56	0.64
1.00	0.84	253,991	0.59	2.36	0.64

1.00	2.23	3,206,811	0.59	4.39	0.63
1.00	2.24	2,648,298	0.59	3.34	0.63
1.00	0.81	2,445,422	0.59	2.26	0.63

1.00	2.21	1,709,053	0.59	4.39	0.63
1.00	2.16	875,609	0.59	3.20	0.64
1.00	0.78	812,795	0.59	2.20	0.62

1.00	2.22	200,813	0.59	4.35	0.64
1.00	1.72	206,926	0.59	3.44	0.64
1.00	1.88	220,885	0.64	1.85	0.72
1.00	0.41	238,643	0.70	0.40	0.79
1.00	0.70	310,996	0.70	0.72	0.79
1.00	1.51	451,881	0.70	1.53	0.72
1.00	4.84	658,008	0.70	4.57	0.74

1.00	2.12	1,613,026	0.59	4.15	0.64
1.00	1.59	1,913,521	0.59	3.18	0.64
1.00	1.75	2,032,558	0.59	1.75	0.66
1.00	0.45	1,868,692	0.59	0.43	0.69
1.00	0.75	2,535,204	0.59	0.77	0.69
1.00	1.55	3,525,590	0.59	1.53	0.69
1.00	4.75	4,026,670	0.59	4.59	0.71

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   93

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Morgan (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains	Total distributions
Tax Free Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	$1.00	$0.01		$—	(f)	$0.01		$(0.01)	—	$(0.01)
September 1, 2005 to February 28, 2006 (c)	1.00	0.01		—	(f)	0.01		(0.01)	—	(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—	(0.02)
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)	—	—
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—	(0.01)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)	—	(0.01)
Year Ended August 31, 2001	1.00	0.03		—		0.03		(0.03)	—	(0.03)

Municipal Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02		—	(f)	0.02		(0.02)	—	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)	—	(0.01)
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	—	(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

94   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	1.45%	$395,518	0.59%	2.98%	0.63%
1.00	1.15	465,810	0.59	2.37	0.63
1.00	1.43	557,839	0.59	1.43	0.66
1.00	0.48	566,501	0.59	0.48	0.68
1.00	0.69	655,098	0.59	0.72	0.69
1.00	1.21	903,000	0.59	1.14	0.69
1.00	3.13	906,754	0.59	3.09	0.72

1.00	1.47	316,588	0.59	2.90	0.64
1.00	1.49	248,123	0.59	2.33	0.64
1.00	0.63	36,495	0.59	1.79	0.63

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   95

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Premier

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income		Net realized gains	Total distributions
Prime Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	$1.00	$0.02	$—	(f)	$0.02	$(0.02	) $	—	$(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended August 31, 2001	1.00	0.05	—		0.05	(0.05)		—	(0.05)

Liquid Assets Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—		0.01	(0.01)		—	(0.01)

U.S. Government Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—		0.02	(0.02)		—	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended June 30, 2005	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended June 30, 2002	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended June 30, 2001	1.00	0.06	—		0.06	(0.06)		—	(0.06)

U.S. Treasury Plus Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)		—	(0.01)

Federal Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended August 31, 2001	1.00	0.05	—		0.05	(0.05)		—	(0.05)

100% U.S. Treasury Securities Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—	(f)	0.02	(0.02)		—(f)	(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended August 31, 2001	1.00	0.05	—		0.05	(0.05)		—	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

96   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	2.33%	$7,406,085	0.45%	4.57%	0.48%
1.00	1.83	7,450,365	0.45	3.65	0.48
1.00	2.18	8,577,924	0.45	2.22	0.48
1.00	0.73	5,887,641	0.45	0.73	0.47
1.00	1.01	5,411,913	0.45	1.00	0.46
1.00	1.85	5,182,000	0.44	1.80	0.47
1.00	5.25	2,153,000	0.45	4.96	0.49

1.00	2.31	479,406	0.45	4.57	0.49
1.00	2.36	316,397	0.45	3.61	0.49
1.00	0.89	80,814	0.45	2.52	0.52

1.00	2.31	1,530,426	0.45	4.52	0.48
1.00	2.37	1,957,807	0.39	3.56	0.48
1.00	1.79	1,416,600	0.39	1.94	0.44
1.00	0.72	728,456	0.39	0.71	0.39
1.00	1.15	770,196	0.39	1.13	0.39
1.00	2.21	699,907	0.37	2.24	0.39
1.00	5.71	778,727	0.35	5.33	0.39

1.00	2.28	1,365,303	0.45	4.50	0.49
1.00	2.25	1,164,950	0.45	3.36	0.49
1.00	0.83	1,009,503	0.45	2.32	0.47

1.00	2.29	488,019	0.45	4.44	0.49
1.00	1.79	756,761	0.45	3.52	0.49
1.00	2.08	1,502,964	0.45	2.13	0.49
1.00	0.66	1,057,504	0.45	0.65	0.48
1.00	0.95	1,214,705	0.45	0.96	0.47
1.00	1.77	1,403,875	0.45	1.73	0.47
1.00	5.07	275,695	0.49	4.78	0.49

1.00	2.19	1,780,812	0.45	4.30	0.49
1.00	1.69	1,507,936	0.39	3.48	0.49
1.00	1.92	1,010,061	0.41	2.08	0.48
1.00	0.58	564,734	0.46	0.57	0.47
1.00	0.88	488,963	0.46	0.85	0.47
1.00	1.68	352,873	0.46	1.52	0.48
1.00	4.84	133,245	0.48	4.70	0.52

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   97

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Premier (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income		Net realized gains	Total distributions
Tax Free Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	$1.00	$0.02	$—	(f)	$0.02	$(0.02	) $	—	$(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.01	—	(f)	0.01	(0.01)		—	(0.01)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2002	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2001	1.00	0.03	—		0.03	(0.03)		—	(0.03)

Municipal Money Market Fund (d)
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
July 1, 2005 to February 28, 2006 (e)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
Year Ended June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)		—	(0.01)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended June 30, 2002	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended June 30, 2001	1.00	0.03	—		0.03	(0.03)		—	(0.03)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	Class I was renamed as Premier Shares.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

98   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	1.52%	$6,342,148	0.45%	2.99%	0.48%
1.00	1.22	6,120,346	0.45	2.47	0.48
1.00	1.58	4,686,356	0.45	1.57	0.48
1.00	0.62	4,038,922	0.45	0.62	0.47
1.00	0.83	3,429,000	0.45	0.82	0.47
1.00	1.35	3,066,000	0.45	1.25	0.48
1.00	3.21	115,565	0.51	3.17	0.53

1.00	1.54	1,087,209	0.45	3.04	0.49
1.00	1.58	906,870	0.45	2.36	0.48
1.00	1.42	827,335	0.45	1.39	0.51
1.00	0.61	867,509	0.45	0.60	0.53
1.00	0.96	1,085,136	0.45	0.96	0.53
1.00	1.45	1,290,395	0.45	1.38	0.53
1.00	3.48	977,300	0.45	3.43	0.53

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   99

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Agency

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income		Net realized gains	Total distributions
Prime Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	$1.00	$0.02	$—	(g)	$0.02	$(0.02	) $	—	$(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(g)	0.02	(0.02)		—	(0.02)
Year Ended August 31, 2005	1.00	0.03	—		0.03	(0.03)		—	(0.03)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended August 31, 2001	1.00	0.05	—		0.05	(0.05)		—	(0.05)

Liquid Assets Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—	(g)	0.02	(0.02)		—	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(g)	0.02	(0.02)		—	(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—		0.01	(0.01)		—	(0.01)

U.S. Government Money Market Fund (f)
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—		0.02	(0.02)		—	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended June 30, 2005	1.00	0.02	—	(g)	0.02	(0.02)		—	(0.02)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)		—	(0.01)
November 1, 2001 (e) to June 30, 2002	1.00	0.01	—		0.01	(0.01)		—	(0.01)

U.S. Treasury Plus Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—	(g)	0.02	(0.02)		—	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(g)	0.02	(0.02)		—	(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(g)	0.01	(0.01)		—	(0.01)

Federal Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—	(g)	0.02	(0.02)		—	(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(g)	0.02	(0.02)		—	(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended August 31, 2001	1.00	0.05	—		0.05	(0.05)		—	(0.05)

100% U.S. Treasury Securities Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—	(g)	0.02	(0.02)		—	(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(g)	0.02	(0.02)		—	(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended August 31, 2001	1.00	0.05	—		0.05	(0.05)		—	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Administrative Class was renamed as Agency Shares.

(g)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

100   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

$1.00	2.42%	$10,638,443	0.26%	4.77%	0.33%
1.00	1.93	9,357,166	0.26	3.84	0.33
1.00	2.37	12,406,388	0.26	2.35	0.33
1.00	0.93	11,669,540	0.26	0.92	0.32
1.00	1.20	12,648,000	0.26	1.20	0.31
1.00	2.05	12,562,000	0.25	2.08	0.32
1.00	5.45	16,676,000	0.26	5.15	0.33

1.00	2.41	204,572	0.26	4.72	0.34
1.00	2.49	206,098	0.26	3.68	0.34
1.00	0.96	482,594	0.26	2.68	0.37

1.00	2.40	4,346,241	0.26	4.74	0.33
1.00	2.48	3,516,960	0.24	3.65	0.33
1.00	1.95	4,045,754	0.24	2.55	0.32
1.00	0.87	98,212	0.24	0.86	0.24
1.00	1.30	578,118	0.24	1.14	0.24
1.00	1.21	81,789	0.24	1.72	0.24

1.00	2.38	935,431	0.26	4.67	0.34
1.00	2.38	894,875	0.26	3.55	0.34
1.00	0.89	898,116	0.26	2.52	0.32

1.00	2.39	132,060	0.26	4.65	0.34
1.00	1.89	200,822	0.26	3.74	0.34
1.00	2.27	203,604	0.26	2.17	0.34
1.00	0.85	389,465	0.26	0.85	0.33
1.00	1.14	333,490	0.26	1.20	0.33
1.00	1.96	522,503	0.26	2.02	0.32
1.00	5.30	1,169,232	0.26	5.01	0.34

1.00	2.29	1,051,319	0.26	4.49	0.34
1.00	1.77	1,098,879	0.24	3.56	0.34
1.00	2.10	738,403	0.24	2.09	0.33
1.00	0.79	784,065	0.25	0.78	0.32
1.00	1.09	818,000	0.25	1.11	0.32
1.00	1.89	1,090,033	0.25	1.86	0.32
1.00	5.11	1,169,893	0.25	4.93	0.35

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   101

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Agency (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income		Net realized gains	Total distributions
Tax Free Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	$1.00	$0.02	$—	(f)	$0.02	$(0.02	) $	—	$(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.01	—	(f)	0.01	(0.01)		—	(0.01)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended August 31, 2001	1.00	0.03	—		0.03	(0.03)		—	(0.03)

Municipal Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)		—	(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

102   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

$1.00	1.62%	$414,862	0.26%	3.20%	0.33%
1.00	1.31	444,492	0.26	2.63	0.33
1.00	1.77	904,664	0.26	1.74	0.33
1.00	0.81	1,173,270	0.26	0.82	0.32
1.00	1.02	724,817	0.26	1.05	0.33
1.00	1.54	1,091,000	0.26	1.45	0.33
1.00	3.47	921,139	0.26	3.42	0.36

1.00	1.64	14,055	0.26	3.16	0.34
1.00	1.71	45,534	0.26	2.71	0.34
1.00	0.75	17	0.26	2.34	0.32

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   103

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income
Prime Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	$1.00	$0.02		$—	(e)	$0.02		$(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(e)	0.02		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	—	(e)	—		—	(e)	— (e)
Year Ended August 31, 2003	1.00	—	(e)	—		—	(e)	— (e)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2001	1.00	0.04		—		0.04		(0.04)

Liquid Assets Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02		—	(e)	0.02		(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(e)	—		—	(e)	— (e)
Year Ended June 30, 2003	1.00	—	(e)	—		—	(e)	— (e)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2001	1.00	0.05		—		0.05		(0.05)

U.S. Treasury Plus Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02		—	(e)	0.02		(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)
Year Ended June 30, 2005	1.00	0.01		—	(e)	0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(e)	—		—	(e)	— (e)
Year Ended June 30, 2003	1.00	—	(e)	—		—	(e)	— (e)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2001	1.00	0.04		—		0.04		(0.04)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

104   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	2.06%	$7,051	0.97%	4.09%	1.18%
1.00	1.57	5,907	0.97	3.16	1.18
1.00	1.52	5,690	1.11	1.58	1.23
1.00	0.12	8,247	1.06	0.12	1.28
1.00	0.25	10,093	1.21	0.27	1.27
1.00	1.05	13,296	1.23	1.10	1.26
1.00	4.43	17,726	1.24	4.17	1.26

1.00	2.04	23,939	0.97	4.05	1.19
1.00	2.01	20,450	0.97	2.97	1.19
1.00	1.27	26,999	1.01	1.17	1.44
1.00	0.15	41,540	1.02	0.15	1.54
1.00	0.33	62,581	1.33	0.32	1.55
1.00	1.12	38,690	1.52	1.08	1.55
1.00	4.58	33,898	1.52	4.22	1.55

1.00	2.02	1,933	0.97	3.98	1.19
1.00	1.90	1,819	0.97	2.82	1.19
1.00	1.25	2,358	0.87	1.18	1.42
1.00	0.24	2,860	0.82	0.24	1.52
1.00	0.31	3,096	1.17	0.31	1.53
1.00	1.05	1,735	1.52	0.95	1.53
1.00	4.27	1,014	1.52	4.17	1.54

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   105

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income
Prime Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	$1.00	$0.02		$—	(e)	$0.02		$(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(e)	0.02		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	—	(e)	—		—	(e)	— (e)
Year Ended August 31, 2003	1.00	—	(e)	—		—	(e)	— (e)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2001	1.00	0.04		—		0.04		(0.04)

Liquid Assets Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02		—	(e)	0.02		(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(e)	—		—	(e)	— (e)
Year Ended June 30, 2003	1.00	—	(e)	—		—	(e)	— (e)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2001	1.00	0.05		—		0.05		(0.05)

U.S. Treasury Plus Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02		—	(e)	0.02		(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)
Year Ended June 30, 2005	1.00	0.01		—	(e)	0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(e)	—		—	(e)	— (e)
Year Ended June 30, 2003	1.00	—	(e)	—		—	(e)	— (e)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2001	1.00	0.04		—		0.04		(0.04)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

106   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	2.06%	$2,175	0.97%	4.19%	1.18%
1.00	1.57	611	0.97	3.21	1.18
1.00	1.52	387	1.11	1.54	1.23
1.00	0.12	661	1.07	0.13	1.28
1.00	0.25	564	1.21	0.25	1.27
1.00	1.05	628	1.23	1.16	1.26
1.00	4.43	302	1.24	4.17	1.26

1.00	2.04	401,705	0.97	4.00	1.19
1.00	2.01	543,064	0.97	3.04	1.19
1.00	1.27	347,285	0.97	2.06	1.23
1.00	0.15	8,284	1.02	0.15	1.52
1.00	0.33	9,267	1.33	0.31	1.55
1.00	1.12	3,430	1.52	0.95	1.55
1.00	4.58	1,266	1.52	4.30	1.56

1.00	2.01	33,315	0.97	4.00	1.19
1.00	1.90	21,148	0.97	2.82	1.19
1.00	1.25	27,589	0.96	1.90	1.21
1.00	0.24	548	0.83	0.24	1.53
1.00	0.31	869	1.19	0.30	1.53
1.00	1.05	682	1.52	1.02	1.53
1.00	4.27	459	1.52	4.00	1.53

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   107

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income		Net realized gains	Total distributions
Prime Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	$1.00	$0.02	$—	(f)	$0.02	$(0.02	) $	—	$(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
Year Ended August 31, 2005	1.00	0.03	—		0.03	(0.03)		—	(0.03)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)		—	(0.01)
September 10, 2001 (e) to August 31, 2002	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Liquid Assets Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.03	—	(f)	0.03	(0.03)		—	(0.03)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—		0.01	(0.01)		—	(0.01)
U.S. Government Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—		0.02	(0.02)		—	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—		0.02	(0.02)		—	(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)		—	(0.01)
U.S. Treasury Plus Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)		—	(0.01)
Federal Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)		—	(0.01)
September 10, 2001 (e) to August 31, 2002	1.00	0.02	—		0.02	(0.02)		—	(0.02)
100% U.S. Treasury Securities Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—	(f)	0.02	(0.02)		—(f)	(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)		—	(0.01)
September 10, 2001 (e) to August 31, 2002	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Tax Free Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.01	—	(f)	0.01	(0.01)		—	(0.01)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)		—	(0.01)
September 10, 2001 (e) to August 31, 2002	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Municipal Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)		—	(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

108   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

$1.00	2.46%	$22,952,913	0.20%	4.84%	0.28%
1.00	1.96	21,099,369	0.20	3.91	0.28
1.00	2.43	21,516,192	0.20	2.36	0.30
1.00	0.99	26,513,965	0.20	0.99	0.32
1.00	1.27	25,075,000	0.20	1.24	0.31
1.00	2.02	21,881,000	0.19	2.06	0.32

1.00	2.44	1,693,347	0.20	4.78	0.29
1.00	2.53	1,882,903	0.20	3.77	0.29
1.00	0.98	1,452,881	0.20	2.76	0.32

1.00	2.44	2,223,844	0.20	4.78	0.28
1.00	2.50	2,314,372	0.20	3.76	0.28
1.00	0.94	2,017,162	0.20	2.66	0.28

1.00	2.41	3,698,486	0.20	4.73	0.29
1.00	2.42	4,151,409	0.20	3.72	0.29
1.00	0.92	1,705,565	0.20	2.61	0.27

1.00	2.42	3,555,861	0.20	4.77	0.28
1.00	1.92	2,266,888	0.20	3.86	0.29
1.00	2.34	1,817,800	0.20	2.36	0.31
1.00	0.91	1,271,387	0.20	0.90	0.32
1.00	1.20	1,712,000	0.20	1.20	0.32
1.00	1.93	1,953,000	0.20	1.97	0.32

1.00	2.32	2,034,936	0.20	4.56	0.29
1.00	1.79	1,579,514	0.20	3.59	0.29
1.00	2.14	1,318,264	0.20	2.07	0.30
1.00	0.84	1,976,796	0.20	0.84	0.31
1.00	1.14	1,126,307	0.20	1.08	0.32
1.00	1.85	267,011	0.20	1.67	0.33

1.00	1.65	7,990,961	0.20	3.25	0.28
1.00	1.34	9,465,973	0.20	2.69	0.28
1.00	1.83	8,973,878	0.20	1.81	0.30
1.00	0.87	8,684,334	0.20	0.87	0.31
1.00	1.09	6,332,000	0.20	1.05	0.32
1.00	1.54	3,889,112	0.20	1.46	0.33

1.00	1.67	208,808	0.20	3.26	0.29
1.00	1.75	249,762	0.20	2.71	0.29
1.00	0.77	84,755	0.20	2.27	0.28

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   109

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Reserve

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gains	Total distributions
Prime Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	$1.00	$0.02		$—	(g)	$0.02		$(0.02	) $	—	$(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(g)	0.02		(0.02)		—	(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)		—	(0.02)
Year Ended August 31, 2004	1.00	—	(g)	—		—	(g)	—	(g)	—	—(g)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)		—	(0.01)
Year Ended August 31, 2002	1.00	0.02		—		0.02		(0.02)		—	(0.02)
Year Ended August 31, 2001	1.00	0.05		—		0.05		(0.05)		—	(0.05)

Liquid Assets Money Market Fund (e)
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02		—	(g)	0.02		(0.02)		—	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(g)	0.02		(0.02)		—	(0.02)
Year Ended June 30, 2005	1.00	0.02		—		0.02		(0.02)		—	(0.02)
Year Ended June 30, 2004	1.00	—	(g)	—		—	(g)	—	(g)	—	—(g)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)		—	(0.01)
Year Ended June 30, 2002	1.00	0.02		—		0.02		(0.02)		—	(0.02)
Year Ended June 30, 2001	1.00	0.05		—		0.05		(0.05)		—	(0.05)

U.S. Government Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02		—		0.02		(0.02)		—	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—		0.02		(0.02)		—	(0.02)
February 19, 2005 (f) to June 30, 2005	1.00	0.01		—	(g)	0.01		(0.01)		—	(0.01)

U.S. Treasury Plus Money Market Fund (e)
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02		—	(g)	0.02		(0.02)		—	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(g)	0.02		(0.02)		—	(0.02)
Year Ended June 30, 2005	1.00	0.01		—	(g)	0.01		(0.01)		—	(0.01)
Year Ended June 30, 2004	1.00	—	(g)	—		—	(g)	—	(g)	—	—(g)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)		—	(0.01)
Year Ended June 30, 2002	1.00	0.02		—		0.02		(0.02)		—	(0.02)
Year Ended June 30, 2001	1.00	0.05		—		0.05		(0.05)		—	(0.05)

Federal Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02		—	(g)	0.02		(0.02)		—	(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(g)	0.02		(0.02)		—	(0.02)
February 19, 2005 (f) to August 31, 2005	1.00	0.01		—		0.01		(0.01)		—	(0.01)

100% U.S. Treasury Securities Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02		—	(g)	0.02		(0.02)		—(g)	(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(g)	0.02		(0.02)		—	(0.02)
February 19, 2005 (f) to August 31, 2005	1.00	0.01		—		0.01		(0.01)		—	(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Class A was renamed as Reserve Shares.

(f)	Commencement of offering of class of shares.

(g)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

110   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	2.20%	$362,511	0.70%	4.35%	0.73%
1.00	1.71	445,119	0.70	3.45	0.73
1.00	1.92	304,259	0.70	1.92	0.73
1.00	0.48	269,516	0.70	0.48	0.73
1.00	0.76	355,358	0.70	0.76	0.71
1.00	1.60	393,000	0.68	1.41	0.72
1.00	4.88	10,002	0.79	4.62	2.17

1.00	2.18	1,194,700	0.70	4.26	0.74
1.00	2.19	2,564,187	0.70	3.25	0.74
1.00	1.53	3,569,531	0.75	1.48	0.78
1.00	0.40	4,372,583	0.77	0.40	0.79
1.00	0.89	5,744,025	0.77	0.90	0.80
1.00	1.88	6,521,235	0.77	1.88	0.80
1.00	5.37	7,342,790	0.77	5.01	0.80

1.00	2.18	320,499	0.70	4.26	0.73
1.00	2.17	719,836	0.69	3.23	0.73
1.00	0.77	749,475	0.69	2.19	0.73

1.00	2.15	794,927	0.70	4.21	0.74
1.00	2.08	1,504,955	0.70	3.10	0.74
1.00	1.38	1,737,775	0.74	1.40	0.75
1.00	0.29	1,702,965	0.77	0.29	0.77
1.00	0.73	2,453,050	0.77	0.75	0.78
1.00	1.81	3,162,893	0.77	1.80	0.78
1.00	5.05	3,512,937	0.77	4.75	0.78

1.00	2.16	1,587	0.70	4.28	0.73
1.00	1.67	760	0.70	3.30	0.74
1.00	1.21	1,093	0.70	2.65	0.73

1.00	2.06	9,735	0.70	4.19	0.73
1.00	1.54	2,663	0.68	3.21	0.74
1.00	1.11	968	0.68	2.37	0.73

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   111

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Reserve (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gains	Total distributions
Tax Free Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	$1.00	$0.01		$—	(g)	$0.01		$(0.01	) $	—	$(0.01)
September 1, 2005 to February 28, 2006 (c)	1.00	0.01		—	(g)	0.01		(0.01)		—	(0.01)
February 19, 2005 (f) to August 31, 2005	1.00	0.01		—		0.01		(0.01)		—	(0.01)

Municipal Money Market Fund (e)
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.01		—	(g)	0.01		(0.01)		—	(0.01)
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(g)	0.01		(0.01)		—	(0.01)
Year Ended June 30, 2005	1.00	0.01		—	(g)	0.01		(0.01)		—	(0.01)
Year Ended June 30, 2004	1.00	—	(g)	—		—	(g)	—	(g)	—	—(g)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)		—	(0.01)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)		—	(0.01)
Year Ended June 30, 2001	1.00	0.03		—		0.03		(0.03)		—	(0.03)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Class A was renamed as Reserve Shares.

(f)	Commencement of offering of class of shares.

(g)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

112   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	1.39%	$1,927	0.70%	2.70%	0.73%
1.00	1.09	2,829	0.70	2.17	0.73
1.00	0.86	2,423	0.70	1.71	0.73

1.00	1.41	140,671	0.70	2.78	0.74
1.00	1.41	173,362	0.70	2.09	0.73
1.00	1.16	373,788	0.70	1.13	0.76
1.00	0.36	375,729	0.70	0.35	0.78
1.00	0.71	486,778	0.70	0.71	0.78
1.00	1.20	534,947	0.69	1.19	0.77
1.00	3.23	470,425	0.70	3.18	0.78

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   113

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Investor

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income
Liquid Assets Money Market Fund (c)
Six Months Ended August 31, 2006 (Unaudited)	$1.00	$0.02	$—	(e)	$0.02	$(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(e)	0.02	(0.02)
Year Ended June 30, 2005	1.00	0.02	—		0.02	(0.02)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2002	1.00	0.02	—		0.02	(0.02)
Year Ended June 30, 2001	1.00	0.06	—		0.06	(0.06)

U.S. Treasury Plus Money Market Fund (c)
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—	(e)	0.02	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(e)	0.02	(0.02)
Year Ended June 30, 2005	1.00	0.02	—	(e)	0.02	(0.02)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2002	1.00	0.02	—		0.02	(0.02)
Year Ended June 30, 2001	1.00	0.05	—		0.05	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Class I was renamed as Investor Shares.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

114   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	2.28%	$1,818,138	0.51%	4.48%	0.54%
1.00	2.32	1,685,923	0.51	3.44	0.54
1.00	1.77	1,962,817	0.52	1.58	0.55
1.00	0.65	3,898,608	0.52	0.65	0.54
1.00	1.15	4,881,506	0.52	1.14	0.55
1.00	2.14	5,325,870	0.52	2.12	0.55
1.00	5.63	5,172,911	0.52	5.54	0.55

1.00	2.25	1,846,163	0.51	4.42	0.54
1.00	2.21	1,987,416	0.51	3.27	0.54
1.00	1.52	2,509,650	0.52	1.56	0.52
1.00	0.55	2,920,637	0.52	0.54	0.52
1.00	0.99	3,912,526	0.52	0.99	0.53
1.00	2.07	4,188,032	0.52	2.01	0.53
1.00	5.31	3,941,215	0.52	5.25	0.54

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   115

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Cash Management

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income
Prime Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	$1.00	$0.02		$—	(e)	$0.02		$(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(e)	0.02		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	—	(e)	—		—	(e)	— (e)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)
September 10, 2001 (d) to August 31, 2002	1.00	0.01		—		0.01		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	Commencement of offering of class of shares.

(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

116   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	2.07%	$56,473	0.96%	4.03%	0.98%
1.00	1.58	82,930	0.96	3.15	0.98
1.00	1.66	97,786	0.96	1.67	0.99
1.00	0.21	84,565	0.96	0.21	0.99
1.00	0.50	544,027	0.95	0.48	0.96
1.00	1.25	282,217	0.96	1.17	0.99

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   117

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Capital

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income		Net realized gains	Total distributions
Prime Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	$1.00	$0.02	$—	(g)	$0.02	$(0.02	) $	—	$(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(g)	0.02	(0.02)		—	(0.02)
February 19, 2005 to August 31, 2005	1.00	0.02	—		0.02	(0.02)		—	(0.02)

Liquid Assets Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—	(g)	0.02	(0.02)		—	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.03	—	(g)	0.03	(0.03)		—	(0.03)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—		0.01	(0.01)		—	(0.01)

U.S. Government Money Market Fund (f)
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—		0.02	(0.02)		—	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.03	—		0.03	(0.03)		—	(0.03)
Year Ended June 30, 2005	1.00	0.02	—	(g)	0.02	(0.02)		—	(0.02)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended June 30, 2002	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended June 30, 2001	1.00	0.06	—		0.06	(0.06)		—	(0.06)

100% U.S. Treasury Securities Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—	(g)	0.02	(0.02)		—(g)	(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(g)	0.02	(0.02)		—	(0.02)
February 19, 2005 to August 31, 2005	1.00	0.01	—		0.01	(0.01)		—	(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Class I was renamed as Capital Shares.

(g)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

118   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	2.48%	$37,328,467	0.16%	4.88%	0.23%
1.00	1.98	29,137,733	0.16	3.97	0.23
1.00	1.55	27,693,602	0.16	2.96	0.23

1.00	2.46	1,175,134	0.16	4.81	0.24
1.00	2.56	1,631,764	0.16	3.73	0.24
1.00	0.99	3,102,545	0.16	2.80	0.27

1.00	2.46	6,499,851	0.16	4.78	0.23
1.00	2.54	11,330,299	0.14	3.89	0.23
1.00	2.05	4,529,318	0.14	1.94	0.17
1.00	0.97	7,157,361	0.14	0.96	0.14
1.00	1.40	9,031,960	0.14	1.37	0.14
1.00	2.45	5,951,880	0.14	2.40	0.14
1.00	5.93	4,495,228	0.14	5.70	0.14

1.00	2.34	1,251,186	0.16	4.61	0.24
1.00	1.82	1,380,249	0.14	3.61	0.24
1.00	1.40	1,670,983	0.14	2.64	0.23

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   119

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Service

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income
Liquid Assets Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	$1.00	$0.02	$—	(e)	$0.02	$(0.02)
July 15, 2005 (d) to February 28, 2006 (c)	1.00	0.02	—	(e)	0.02	(0.02)

U.S. Government Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—		0.02	(0.02)
July 15, 2005 (d) to February 28, 2006 (c)	1.00	0.02	—		0.02	(0.02)

Municipal Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.01	—	(e)	0.01	(0.01)
July 15, 2005 (d) to February 28, 2006 (c)	1.00	0.01	—	(e)	0.01	(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from June 30 to the last day of February.

(d)	Commencement of offering of class of shares.

(e)	Amount is less than $0.01

SEE NOTES TO FINANCIAL STATEMENTS.

120   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	2.03%	$16	1.00%	3.99%	1.09%
1.00	1.89	15	1.00	3.00	1.10

1.00	2.03	16	1.00	3.99	1.07
1.00	1.87	15	1.00	2.97	1.09

1.00	1.26	15	1.00	2.48	1.09
1.00	1.16	15	1.00	1.85	1.09

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   121

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

E*Trade

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments	Total from investment operations		Net investment income
Municipal Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	$1.00	$0.01		$—	$0.01		$(0.01)
January 17, 2006 (c) to February 28, 2006 (d)	1.00	—	(e)	—	—	(e)	— (e)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Commencement of offering of class of shares.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Amount rounds to less than $0.01

SEE NOTES TO FINANCIAL STATEMENTS.

122   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	1.26%	$1,551,626	1.00%	2.54%	1.09%
1.00	0.25	307,366	1.00	2.11	1.09

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   123

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004 as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Prime Money Market Fund	Morgan, Premier, Agency, Class B, Class C, Institutional, Reserve, Cash Management, and Capital	JPM I
Liquid Assets Money Market Fund	Morgan, Premier, Agency, Class B, Class C, Institutional, Reserve, Investor, Capital and Service	JPM II
U.S. Government Money Market Fund	Morgan, Premier, Agency, Institutional, Reserve, Capital and Service	JPM II
U.S. Treasury Plus Money Market Fund	Morgan, Premier, Agency, Class B, Class C, Institutional, Reserve and Investor	JPM II
Federal Money Market Fund	Morgan, Premier, Agency, Institutional and Reserve	JPM I
100% U.S. Treasury Securities Money Market Fund	Morgan, Premier, Agency, Institutional, Reserve and Capital	JPM I
Tax Free Money Market Fund	Morgan, Premier, Agency, Institutional and Reserve	JPM I
Municipal Money Market Fund	Morgan, Premier, Agency, Institutional, Reserve, Service and E*Trade	JPM II

The Morgan Class Shares commenced operations on February 18, 2005 for the Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund and Municipal Money Market Fund.

The Premier Class Shares commenced operations on February 18, 2005 for the Liquid Assets Money Market Fund and U.S. Treasury Plus Money Market Fund.

The Agency Class Shares commenced operations on February 18, 2005 for the Liquid Assets Money Market Fund, U.S. Treasury Plus Money Market Fund and Municipal Money Market Fund.

The Institutional Class Shares commenced operations on February 18, 2005 for the Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund and Municipal Money Market Fund.

The Reserve Class Shares commenced operations on February 18, 2005 for the U.S. Government Money Market Fund, Federal Money Market Fund, 100% U.S. Treasury Securities Money Market Fund and Tax Free Money Market Fund.

The Capital Class Shares commenced operations on February 18, 2005 for the Prime Money Market Fund, Liquid Assets Money Market Fund and 100% U.S. Treasury Securities Money Market Fund.

The Service Class Shares commenced operations on July 15, 2005 for the Liquid Assets Money Market Fund, the U.S. Government Money Market Fund and the Municipal Money Market Fund.

E*Trade Shares commenced operations on January 17, 2006 for the Municipal Money Market Fund.

Class B and Class C Shares generally provide for a contingent deferred sales charge. Class B Shares automatically convert to Morgan Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — The Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

Certain Funds may hold funding agreements which are contracts that obligate the issuer to pay a guaranteed rate of interest on a principal sum deposited by a purchaser and which may also guarantee the return of principal. Because the funding agreements are not traded, they are generally classified as illiquid securities and are fair valued in accordance with procedures established by and under the supervision and responsibility of the

124   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

Trustees. Valuations are generally based on the creditworthiness of the funding agreement’s issuer. It is possible that the estimated values may differ from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following table lists the market value and percentage of net assets of illiquid securities of the Funds as of August 31, 2006 (amounts in thousands):

	Amount	Percentage
Prime Money Market Fund	$5,069,622	6.0%
Liquid Assets Money Market Fund	865,968	9.4
U.S. Government Money Market Fund	1,000,000	5.6

C. Repurchase Agreements — Certain Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Securities Lending — To generate additional income, the Liquid Assets Money Market Fund, U.S. Government Money Market Fund and 100% U.S. Treasury Securities Money Market Fund may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”). The Securities Lending Agreement was effective with respect to the Liquid Assets Money Market Fund and U.S. Government Money Market Fund on December 6, 2004 and an amended and restated agreement was approved by the Board at a meeting held on August 11, 2005. The Securities Lending Agreement was effective with respect to 100% U. S. Treasury Securities Money Market Fund on August 11, 2005.

Under the Securities Lending Agreement, JPMCB acting as agent for the Liquid Assets Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Securities Money Market Fund, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Liquid Assets Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Securities Money Market Fund receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Liquid Assets Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Securities Money Market Fund retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Liquid Assets Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Securities Money Market Fund. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. government securities outstanding during a given month. For the period ended August 31, 2006, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. government securities and (ii) 0.10% for each loan of the non-U.S. government securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Liquid Assets Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Securities Money Market Fund from any losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   125

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

As of August 31, 2006, the following Funds had securities with the following market values on loan, received the following collateral and for the period then ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

	Lending Agent Fees Paid		Market Value of Collateral	Market Value of Loaned Securities
Liquid Assets Money Market Fund	$—	(a)	$—	$—
U.S. Government Money Market Fund	18		93,455	92,372
100% U.S. Treasury Securities Money Market Fund (b)	539		2,619,207	2,567,850

(a)	Amount rounds to less than $1,000.

(b)	Collateral was received in the form of U.S. Treasury Securities that the Fund cannot sell or repledge, and accordingly, are not reflected in the Fund’s assets and liabilities.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the particular Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class, such as distribution fees and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

H. Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e. that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

I. New Accounting Pronouncement — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, JPMorgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Prime Money Market Fund, Federal Money Market Fund, 100% U.S. Treasury Securities Money Market Fund and Tax Free Money Market Fund and JPMorgan Investment Advisors Inc., (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market and Municipal Money Market Fund. JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMCB, which is a wholly-owned subsidiary of JPMorgan. The annual advisory fee for each Fund is 0.08%.

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or expenses are reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law.

As of August 31, 2006, there were no waivers/reimbursements from the Funds.

126   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the JPMorgan Fund Complex and 0.05% of the average daily net assets in excess of $100 billion of all such funds.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Trustees have adopted a Distribution Plan (the “Distribution Plan”) for Morgan Shares, Class B, Class C, Reserve Shares, Cash Management Shares, Service Shares and E*Trade Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Premier Shares, Agency Shares, Institutional Shares, Investor Shares and Capital Shares do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Morgan	Class B	Class C	Reserve	Cash Management	Service	E*Trade
Prime Money Market Fund	n/a	0.75%	0.75%	0.25%	0.50%	n/a	n/a
Liquid Assets Money Market Fund	0.10%	0.75	0.75	0.25	n/a	0.60%	n/a
U.S. Government Money Market Fund	0.10	n/a	n/a	0.25	n/a	0.60	n/a
U.S. Treasury Plus Money Market Fund	0.10	0.75	0.75	0.25	n/a	n/a	n/a
Federal Money Market Fund	0.10	n/a	n/a	0.25	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	0.10	n/a	n/a	0.25	n/a	n/a	n/a
Tax Free Money Market Fund	0.10	n/a	n/a	0.25	n/a	n/a	n/a
Municipal Money Market Fund	0.10	n/a	n/a	0.25	n/a	0.60	0.60%

In addition, the Distributor is entitled to receive the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C Shares and certain Reserve Shares for which front-end sales charges have been waived. For the six months ended August 31, 2006, the Distributor received the following amounts (in thousands):

	Front End Sales Charge		CDSC
Prime Money Market Fund	$4		$36
Liquid Assets Money Market Fund	—	(a)	32
U.S. Treasury Plus Money Market Fund	—	(a)	2

(a)	Amount rounds to less than $1,000.

The Distributor waived Distribution fees and/or reimbursed expenses as outlined in Note 3.F.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Morgan	Premier	Agency	Class B	Class C	Institutional
Prime Money Market Fund	0.35%	0.30%	0.15%	0.25%	0.25%	0.10%
Liquid Assets Money Market Fund	0.35	0.30	0.15	0.25	0.25	0.10
U.S. Government Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10
U.S. Treasury Plus Money Market Fund	0.35	0.30	0.15	0.25	0.25	0.10
Federal Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10
100% U.S. Treasury Securities Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10
Tax Free Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10
Municipal Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   127

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

	Reserve	Investor	Cash Management	Capital	Service	E*Trade
Prime Money Market Fund	0.30%	n/a	0.30%	0.05%	n/a	n/a
Liquid Assets Money Market Fund	0.30	0.35%	n/a	0.05	0.30%	n/a
U.S. Government Money Market Fund	0.30	n/a	n/a	0.05	0.30	n/a
U.S. Treasury Plus Money Market Fund	0.30	0.35	n/a	n/a	n/a	n/a
Federal Money Market Fund	0.30	n/a	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	0.30	n/a	n/a	0.05	n/a	n/a
Tax Free Money Market Fund	0.30	n/a	n/a	n/a	n/a	n/a
Municipal Money Market Fund	0.30	n/a	n/a	n/a	0.30	0.30%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder and administrative services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of this shareholder servicing fee to such financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees and/or reimbursed expenses as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Morgan	Premier	Agency	Class B	Class C	Institutional
Prime Money Market Fund	0.52%	0.45%	0.26%	0.97%	0.97%	0.20%
Liquid Assets Money Market Fund	0.59	0.45	0.26	0.97	0.97	0.20
U.S. Government Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20
U.S. Treasury Plus Money Market Fund	0.59	0.45	0.26	0.97	0.97	0.20
Federal Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20
100% U.S. Treasury Securities Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20
Tax Free Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20
Municipal Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20

	Reserve	Investor	Cash Management	Capital	Service	E*Trade
Prime Money Market Fund	0.70%	n/a	0.96%	0.16%	n/a	n/a
Liquid Assets Money Market Fund	0.70	0.51%	n/a	0.16	1.00%	n/a
U.S. Government Money Market Fund	0.70	n/a	n/a	0.16	1.00	n/a
U.S. Treasury Plus Money Market Fund	0.70	0.51	n/a	n/a	n/a	n/a
Federal Money Market Fund	0.70	n/a	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	0.70	n/a	n/a	0.16	n/a	n/a
Tax Free Money Market Fund	0.70	n/a	n/a	n/a	n/a	n/a
Municipal Money Market Fund	0.70	n/a	n/a	n/a	1.00	1.00%

The contractual expense limitation agreements were in effect for the six months ended August 31, 2006. The expense limitation percentages in the table above are in place until at least June 30, 2007.

128   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

For the six months ended August 31, 2006, the Funds’ service providers waived fees for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees in future years.

	Contractual Waivers
	Administration	Shareholder Servicing	Total
Prime Money Market Fund	$6,499	$17,405	$23,904
Liquid Assets Money Market Fund	1,535	1,742	3,277
U.S. Government Money Market Fund	3,416	2,283	5,699
U.S. Treasury Plus Money Market Fund	1,281	1,585	2,866
Federal Money Market Fund	229	1,338	1,567
100% U.S. Treasury Securities Money Market Fund	1,461	1,143	2,604
Tax Free Money Market Fund	173	3,809	3,982
Municipal Money Market Fund	437	256	693

	Voluntary Waivers
	Administration	Total
Prime Money Market Fund	$187	$187

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, make reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fee is included in Trustees’ and Officers’ fees in the Statement of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party brokers/dealers. For the six months ended August 31, 2006, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisors.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Class Specific Expenses

The Funds’ class specific expenses for the six months ended August 31, 2006 are as follows (amounts in thousands):

	August 31, 2006
	Distribution	Shareholder Servicing
Prime Money Market Fund
Morgan	$—	$7,141
Premier	—	10,978
Agency	—	6,908
Class B	22	7
Class C	6	2
Select	—	—
Institutional	—	10,486
Reserve	571	685
Cash Management	146	87
Capital	—	8,414
	$745	$44,708

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   129

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

	August 31, 2006
	Distribution		Shareholder Servicing
Liquid Assets Money Market Fund
Morgan	$1,042		$3,647
Premier	—		619
Agency	—		149
Class B	81		27
Class C	1,692		564
Institutional	—		923
Reserve	2,890		3,468
Investor	—		2,906
Capital	—		345
Service	—	(a)	—	(a)
	$5,705		$12,648
U.S. Government Money Market Fund
Morgan	$1,287		$4,504
Premier	—		2,686
Agency	—		2,604
Institutional	—		1,200
Reserve	886		1,063
Capital	—		1,943
Service	—	(a)	—	(a)
	$2,173		$14,000
U.S. Treasury Plus Money Market Fund
Morgan	$527		$1,844
Premier	—		1,827
Agency	—		672
Class B	7		2
Class C	96		32
Institutional	—		1,833
Reserve	1,738		2,086
Investor	—		3,359
	$2,368		$11,655

Federal Money Market Fund
Morgan	$101		$354
Premier	—		944
Agency	—		121
Institutional	—		1,617
Reserve	2		2
	$103		$3,038
100% U.S. Treasury Securities Money Market Fund
Morgan	$944		$3,302
Premier	—		2,345
Agency	—		773
Institutional	—		940
Reserve	6		7
Capital	—		466
	$950		$7,833

130   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

	August 31, 2006
	Distribution		Shareholder Servicing
Tax Free Money Market Fund
Morgan	$181		$633
Premier	—		9,159
Agency	—		321
Institutional	—		3,989
Reserve	2		3
	$183		$14,105

Municipal Money Market Fund
Morgan	$149		$522
Premier	—		1,476
Agency	—		26
Institutional	—		98
Reserve	195		234
Service	—	(a)	—	(a)
E*Trade	2,216		1,108
	$2,560		$3,464

(a)	Amount rounds to less than $1,000.

5. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

As of August 31, 2006, JPMorgan Short Term Municipal Bond Fund had outstanding loans from Liquid Assets Money Market Fund. During the six months ended August 31, 2006 the average loans outstanding were as follows (amounts in thousands):

	Outstanding Loans at August 31, 2006	Average Loans	Average Number of Days Outstanding	Interest Earned
Prime Money Market Fund	$—	$4,675	2	$53
Liquid Assets Money Market Fund	402	4,308	1	35

Interest earned, if any, as a result of lending money to another fund is included in Income from Interfund Lending (Net) in the Statement of Operations.

The Funds do not have outstanding borrowings from another fund or from the unsecured uncommitted credit facility as of August 31, 2006. The average borrowings for the six months ended August 31, 2006 were as follows (in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Tax Free Money Market Fund	$141,472	1	$21

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured uncommitted credit facility is included in Interest Expense in the Statement of Operations.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   131

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

6. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment adviser or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

The Municipal Money Market Fund and Tax Free Money Market Fund invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The issuer’s abilities to meet their obligations may be affected by economic or political developments in a specific state or region.

The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

7. Legal Matters

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisers, Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed pursuant to a distribution plan to certain current and former shareholders of funds identified in the distribution plan. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds it managed in the aggregate amount of approximately $8 million annually over a five-year period commencing September 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the “Funds’ former distributor”), Banc One High Yield Partners, LLC (now known as JPMorgan High Yield Partners LLC) (the sub-advisor to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of JPM II and BOIA, certain current and former Trustees and One Group Mutual Funds, the predecessor to JPM II. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right of Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees have been dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

JPM I, JPM II, any series thereof, or any Fund identified in this report as having acquired the assets of a former One Group Mutual Fund will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

8. Business Combinations

On August 12, 2004, the Board of Trustees of the One Group Mutual Funds, and on August 19, 2004, the Board of Trustees of the J.P. Morgan Funds, each approved management’s proposal to merge One Group U.S. Government Securities Money Market Fund and JPMorgan U.S. Government Money Market Fund (the “Target Funds”) into One Group Government Money Market Fund (the “Acquiring Fund”), JPMorgan Treasury Plus Money Market Fund (the “Target Fund”) into One Group U.S. Treasury Securities Money Market Fund (the “Acquiring Fund”), JPMorgan Liquid Assets Money Market Fund (the “Target Fund”) into One Group Prime Money Market Fund (the “Acquiring Fund”), One Group Institutional Prime Money Market Fund (the “Target Fund”) into JPMorgan Prime Money Market Fund (the “Acquiring Fund”), and One Group Treasury Only Money Market Fund (the “Target Fund”) into JPMorgan 100% U.S. Treasury Securities Fund (the “Acquiring Fund”).

132   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

On February 4, 2005, JPMorgan Prime Money Market Fund’s Premier Class assumed all of the net assets of JPMorgan Prime Money Market Fund’s Select Class, and the Select Class was closed.

After shareholder approval was obtained, the mergers were effective after the close of business on February 18, 2005. The Acquiring Funds acquired all of the assets and liabilities of the corresponding Target Funds as shown in the table below. The merger transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Funds received a number of shares of the corresponding class in the corresponding Acquiring Funds with a value equal to the value of their holdings in the Target Funds as of the close of business on the date of the reorganization.

The reorganization of One Group Institutional Prime Money Market Fund into JPMorgan Prime Money Market Fund and One Group Treasury Only Money Market Fund into JPMorgan 100% U.S. Treasury Securities Money Market Fund resulted in the creation of a new share class. The Prime Money Market Fund’s Capital Shares assumed all of the Class I Shares of Institutional Prime Money Market Fund, and the 100% U.S. Treasury Securities Money Market Fund’s Capital Shares assumed all of the Class I Shares of Treasury Only Money Market Fund. The One Group Institutional Prime Money Market and One Group Treasury Only Funds’ Class S Shares merged into the Premier Shares of the JPMorgan Prime Money Market Fund and JPMorgan 100% U.S. Treasury Securities Money Market Fund, respectively. In addition, the One Group Institutional Prime Money Market and One Group Treasury Only Funds’ Administrative Class Shares merged into the Agency Shares of the JPMorgan Prime Money Market Fund and JPMorgan 100% U.S. Treasury Securities Money Market Fund, respectively.

The following is a summary of Shares Outstanding, Net Assets and Net Asset Value Per Share immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share
Target Fund
One Group U.S. Government Securities Money Market Fund
Class I	116,106	$116,103	$1.00
Class A	500,579	500,579	1.00
JPMorgan U.S. Government Money Market Fund
Morgan	2,602,203	2,602,083	1.00
Premier	718,251	718,244	1.00
Institutional	2,277,485	2,277,446	1.00
Agency	3,579,738	3,579,682	1.00
Acquiring Fund
One Group Government Money Market Fund
Class I	5,228,081	5,228,081	1.00
Class S	679,751	679,755	1.00
Administrative Class	64,748	64,749	1.00
Post Reorganization
JPMorgan U.S. Government Money Market Fund
Morgan	2,602,381	2,602,262	1.00
Premier	1,514,108	1,514,102	1.00
Agency	3,644,486	3,644,431	1.00
Institutional	2,277,485	2,277,446	1.00
Reserve	500,400	500,400	1.00
Capital	5,228,081	5,228,081	1.00
Target Fund
JPMorgan Treasury Plus Money Market Fund
Morgan	647,035	646,969	1.00
Premier	1,345,102	1,345,010	1.00
Institutional	648,863	648,830	1.00
Agency	869,798	869,931	1.00
Reserve	229,976	229,956	1.00

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   133

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

	Shares Outstanding	Net Assets	Net Asset Value Per Share
Acquiring Fund
One Group U.S. Treasury Securities Money Market Fund
Class I	2,401,439	$2,401,406	$1.00
Class A	1,714,028	1,714,061	1.00
Class B	2,418	2,417	1.00
Class C	657	656	1.00
Post Reorganization
JPMorgan U.S. Treasury Plus Money Market Fund
Morgan	647,035	646,969	1.00
Premier	1,345,102	1,345,010	1.00
Agency	869,798	869,931	1.00
Class B	2,418	2,417	1.00
Class C	657	656	1.00
Institutional	648,863	648,830	1.00
Reserve	1,944,004	1,944,017	1.00
Investor	2,401,439	2,401,406	1.00
Target Fund
JPMorgan Liquid Assets Money Market Fund
Morgan	22,164	22,165	1.00
Premier	56,312	56,312	1.00
Institutional	1,999,897	1,999,916	1.00
Agency	480,349	480,348	1.00
Acquiring Fund
One Group Prime Money Market Fund
Class I	3,154,348	3,154,396	1.00
Class A	3,969,494	3,969,445	1.00
Class B	31,292	31,292	1.00
Class C	6,605	6,605	1.00
Post Reorganization
JPMorgan Liquid Assets Money Market Fund
Morgan	22,164	22,165	1.00
Premier	56,312	56,312	1.00
Agency	480,349	480,348	1.00
Class B	31,292	31,292	1.00
Class C	6,605	6,605	1.00
Reserve	3,969,494	3,969,445	1.00
Investor	3,154,348	3,154,396	1.00
Capital	1,999,897	1,999,916	1.00
Target Fund
One Group Institutional Prime Money Market Fund
Class I	14,825,420	14,825,395	1.00
Class S	1,171,410	1,171,415	1.00
Administrative Class	370,943	370,939	1.00
Acquiring Fund
JPMorgan Prime Money Market Fund
Morgan	3,708,638	3,708,717	1.00
Premier	7,304,303	7,304,385	1.00
Agency	12,837,707	12,837,817	1.00
Class B	5,410	5,401	1.00
Class C	427	427	1.00
Institutional	28,097,411	28,096,510	1.00
Reserve	266,645	266,637	1.00
Cash Management	60,285	60,281	1.00

134   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

	Shares Outstanding	Net Assets	Net Asset Value Per Share
Post Reorganization
JPMorgan Prime Money Market Fund
Morgan	3,708,638	$3,708,717	$1.00
Premier	8,475,713	8,475,800	1.00
Agency	13,208,650	13,308,756	1.00
Class B	5,410	5,401	1.00
Class C	427	427	1.00
Institutional	28,097,411	28,096,510	1.00
Reserve	266,645	266,637	1.00
Cash Management	60,285	60,281	1.00
Capital	14,825,420	14,825,395	1.00
Target Fund
One Group Treasury Only Money Market Fund
Class I	2,002,826	2,002,704	1.00
Class S	366,115	366,113	1.00
Administrative Class	134,233	134,217	1.00
Acquiring Fund
JPMorgan 100% U.S. Treasury Securities Money Market Fund
Morgan	1,954,564	1,954,402	1.00
Premier	430,084	430,099	1.00
Agency	738,445	738,603	1.00
Institutional	1,291,477	1,291,493	1.00
Post Reorganization
JPMorgan 100% U.S. Treasury Securities Money Market Fund
Morgan	1,954,564	1,954,402	1.00
Premier	796,199	796,212	1.00
Agency	872,678	872,820	1.00
Institutional	1,291,477	1,291,493	1.00
Capital	2,002,826	2,002,704	1.00

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   135

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	122	None.
Roland R. Eppley, Jr. (1932); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	122	None.
John F. Finn (1947); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	122	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	122
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	122	None.
Peter C. Marshall (1942); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	122	None.
Marilyn McCoy (1948); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	122	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	122	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

136   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	122	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	122	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	122	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	122	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	122
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (122 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   137

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining JPMorgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.
Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

138   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Laura S. Melman (1966) Assistant Treasurer since 2006	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

Jeffrey D. House (1972) Assistant Treasurer since 2006*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from 1995 until 2006.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   139

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
August 31, 2006

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at March 1, 2006, and continued to hold your shares at the end of the reporting period, August 31, 2006.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2006	Ending Account Value, August 31, 2006	Expenses Paid During Period March 1, 2006 to August 31, 2006**	Annualized Expense Ratio
Prime Money Market
Morgan
Actual	$1,000.00	$1,023.00	$2.60	0.51%
Hypothetical	1,000.00	1,022.63	2.60	0.51
Premier
Actual	1,000.00	1,023.30	2.29	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Agency
Actual	1,000.00	1,024.20	1.33	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
Class B
Actual	1,000.00	1,020.60	4.94	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class C
Actual	1,000.00	1,020.60	4.94	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Institutional
Actual	1,000.00	1,024.60	1.02	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20
Reserve
Actual	1,000.00	1,022.00	3.57	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
Cash Management
Actual	1,000.00	1,020.70	4.89	0.96
Hypothetical	1,000.00	1,020.37	4.89	0.96

140   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

	Beginning Account Value March 1, 2006	Ending Account Value, August 31, 2006	Expenses Paid During Period March 1, 2006 to August 31, 2006**	Annualized Expense Ratio
Capital
Actual	$1,000.00	$1,024.80	$0.82	0.16%
Hypothetical	1,000.00	1,024.40	0.82	0.16

Liquid Assets Money Market
Morgan
Actual	1,000.00	1,022.40	3.01	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Premier
Actual	1,000.00	1,023.10	2.29	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Agency
Actual	1,000.00	1,024.10	1.33	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
Class B
Actual	1,000.00	1,020.40	4.94	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class C
Actual	1,000.00	1,020.40	4.94	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Institutional
Actual	1,000.00	1,024.40	1.02	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20
Reserve
Actual	1,000.00	1,021.80	3.57	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
Investor
Actual	1,000.00	1,022.80	2.60	0.51
Hypothetical	1,000.00	1,022.63	2.60	0.51
Capital
Actual	1,000.00	1,024.60	0.82	0.16
Hypothetical	1,000.00	1,024.40	0.82	0.16
Service
Actual	1,000.00	1,020.30	5.09	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

U.S. Government Money Market
Morgan
Actual	1,000.00	1,022.30	3.01	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Premier
Actual	1,000.00	1,023.10	2.29	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Agency
Actual	1,000.00	1,024.00	1.33	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
Institutional
Actual	1,000.00	1,024.40	1.02	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20
Reserve
Actual	1,000.00	1,021.80	3.57	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   141

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
August 31, 2006

	Beginning Account Value March 1, 2006	Ending Account Value, August 31, 2006	Expenses Paid During Period March 1, 2006 to August 31, 2006**	Annualized Expense Ratio
Capital
Actual	$1,000.00	$1,024.60	$0.82	0.16%
Hypothetical	1,000.00	1,024.40	0.82	0.16
Service
Actual	1,000.00	1,020.30	5.09	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

U.S. Treasury Plus Money Market
Morgan
Actual	1,000.00	1,022.10	3.01	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Premier
Actual	1,000.00	1,022.80	2.29	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Agency
Actual	1,000.00	1,023.80	1.33	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
Class B
Actual	1,000.00	1,020.20	4.94	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class C
Actual	1,000.00	1,020.10	4.94	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Institutional
Actual	1,000.00	1,024.10	1.02	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20
Reserve
Actual	1,000.00	1,021.50	3.57	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
Investor
Actual	1,000.00	1,022.50	2.60	0.51
Hypothetical	1,000.00	1,022.63	2.60	0.51

Federal Money Market
Morgan
Actual	1,000.00	1,022.20	3.01	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Premier
Actual	1,000.00	1,022.90	2.29	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Agency
Actual	1,000.00	1,023.90	1.33	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
Institutional
Actual	1,000.00	1,024.20	1.02	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20
Reserve
Actual	1,000.00	1,021.60	3.57	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70

142   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

	Beginning Account Value March 1, 2006	Ending Account Value, August 31, 2006	Expenses Paid During Period March 1, 2006 to August 31, 2006**	Annualized Expense Ratio
100% U.S. Treasury Securities Money Market
Morgan
Actual	$1,000.00	$1,021.20	$3.01	0.59%
Hypothetical	1,000.00	1,022.23	3.01	0.59
Premier
Actual	1,000.00	1,021.90	2.29	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Agency
Actual	1,000.00	1,022.90	1.33	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
Institutional
Actual	1,000.00	1,023.20	1.02	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20
Reserve
Actual	1,000.00	1,020.60	3.57	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
Capital
Actual	1,000.00	1,023.40	0.82	0.16
Hypothetical	1,000.00	1,024.40	0.82	0.16

Tax Free Money Market
Morgan
Actual	1,000.00	1,014.50	3.00	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Premier
Actual	1,000.00	1,015.20	2.29	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Agency
Actual	1,000.00	1,016.20	1.32	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
Institutional
Actual	1,000.00	1,016.50	1.02	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20
Reserve
Actual	1,000.00	1,013.90	3.55	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70

Municipal Money Market
Morgan
Actual	1,000.00	1,014.70	3.00	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Premier
Actual	1,000.00	1,015.40	2.29	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Agency
Actual	1,000.00	1,016.40	1.32	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
Institutional
Actual	1,000.00	1,016.70	1.02	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   143

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
August 31, 2006

	Beginning Account Value March 1, 2006	Ending Account Value, August 31, 2006	Expenses Paid During Period March 1, 2006 to August 31, 2006**	Annualized Expense Ratio
Reserve
Actual	$1,000.00	$1,014.10	$3.55	0.70%
Hypothetical	1,000.00	1,021.68	3.57	0.70
Service
Actual	1,000.00	1,012.60	5.07	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
E* Trade
Actual	1,000.00	1,012.60	5.07	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

144   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees meetings held in person in June and August 2006, considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At and following the June meeting, the Trustees requested additional information from the Funds’ management. At the August meeting, the Trustees continued their review and consideration, including the review of management’s response to the Trustees’ June request. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 9, 2006.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between each Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMF”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, the benefits that had been derived by the Funds from the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   145

BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMF and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Funds do not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the 100% U.S. Treasury Securities Money Market Fund, Liquid Assets Money Market Fund, Municipal Money Market Fund, Prime Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Plus Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreement, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Federal Money Market Fund, and Tax Free Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for each Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included each Fund’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Trustees discussed the expenses of the Fund with the Advisor and concluded that the expenses were reasonable. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance

146   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

information provided for the Funds at regular Board meetings by the Advisor. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to each Fund’s performance is summarized below:

With respect to the Money Market Funds, the Trustees considered the Lipper performance data and other information provided by the Advisor for each of the Money Market Funds. The Trustees noted the generally superior performance of the Funds and recognized that instances of lower performance were directly related to class specific fees and expenses. The Trustees then requested and received information with respect to each Fund’s gross performance against a competitor peer group. In particular, the Trustees reviewed each Fund’s gross performance information for its most recent one-year period. The Trustees found that such performance for each Money Market Fund was satisfactory or better.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the 100% U.S. Treasury Securities Money Market Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the first quintile of its Universe Group.

The Trustees noted that the Federal Money Market Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the first quintile of its Universe Group.

The Trustees noted that the Liquid Assets Money Market Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the first quintile of its Universe Group.

The Trustees noted that the Municipal Money Market Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the first quintile of its Universe Group.

The Trustees noted that the Prime Money Market Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the first quintile of its Universe Group.

The Trustees noted that the Tax Free Money Market Fund’s fee was considered reasonable recognizing that the net advisory fee was in the second quintile and the total actual expenses were in the first quintile of its Universe Group.

The Trustees noted that the U.S. Government Money Market Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the first quintile of its Universe Group.

The Trustees noted that the U.S. Treasury Plus Money Market Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the first quintile of its Universe Group.

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund’s Forms N-Q are available on the SEC’s website at http: //www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. August 2006.	SAN-MMKT-806

SEMI-ANNUAL REPORT
SIX MONTHS ENDED AUGUST 31, 2006 (UNAUDITED)

JPMorgan Funds

Money
Market
Funds

JPMorgan California Municipal Money Market Fund
JPMorgan Michigan Municipal Money Market Fund
JPMorgan New York Municipal Money Market Fund
JPMorgan Ohio Municipal Money Market Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan California Municipal Money Market Fund	2
JPMorgan Michigan Municipal Money Market Fund	3
JPMorgan New York Municipal Money Market Fund	4
JPMorgan Ohio Municipal Money Market Fund	5
Schedules of Portfolio Investments	6
Financial Statements	27
Financial Highlights	34
Notes to Financial Statements	42
Trustees	47
Officers	49
Schedule of Shareholder Expenses	51
Board Approval of Investment Advisory Agreement	53

HIGHLIGHTS

•	Consumer confidence was affected by rising interest rates, high energy prices and the Middle East conflict

•	Municipals and U.S. Treasuries rose significantly as the market evaluated the Fed nearing the end of its tightening cycle

•	The labor market showed some weakening during the period

•	Housing figures during the period were varied

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
SEPTEMBER 15, 2006 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for certain of the JPMorgan Money Market Funds for the six months ended August 31, 2006. Inside you will find in-depth information on some of our money market funds.

“While the market started the
second quarter strongly, a decline
in investors’ appetite for risk due
to fears over rising inflation and
tightening global liquidity led to
a weakening.”

Equity Markets Reflect Economic and Geopolitical Uncertainty

The period began with a wave of encouraging economic news. The core consumer price index (CPI) in March rose only 0.1% from February and only 0.1% in February from January. The equity market surged in the mid-month, as investors reacted to the positive data. While the market started the second quarter strongly, a decline in investors’ appetite for risk due to fears over rising inflation and tightening global liquidity led to a weakening. U.S. equities sold off sharply in May following the release of the Federal Reserve (Fed) statement, which accompanied its rate hike and indicated more tightening to come. Stocks were under pressure for much of July, due to an unsteady beginning to the earnings season, inflation concerns and the Middle East conflict. Over the six-month period, the S&P 500 Index returned 2.79%.

Consumer confidence has been volatile, affected by rising interest rates, high energy prices and the Middle East conflict. The Conference Board Consumer Confidence Index rose to 109.6 in April from 107.2 the prior month, despite the price of oil topping $75 a barrel. In August, the Conference Board’s Consumer Confidence Index fell to 99.6, lower than analysts’ expectations and below 100 for the first time since November 2005.

Housing figures during the period were varied. In March, home starts fell 7.5% while sales of new homes increased by 8.0%. Data continued to be mixed in May, as housing starts and existing home sales declined, while new home sales decreased by 1.8%. By July, data reflected a continued slowdown in the housing sector. Both new and existing home sales declined, with the latter falling for the third consecutive month.

The labor market showed some weakening during the period. While the unemployment rate slipped to 4.7% during March, in April, payrolls posted an unimpressive gain of 112,000 and, by July, the unemployment figures released showed a five-month high of 4.8%, up from 4.6% in the previous month. In August, the rate slipped slightly to 4.7%, and employers added 188,000 jobs during the month.

Bond Markets Adjust to Bernanke

Although municipals outperformed U.S. Treasuries in March, both rose significantly as the market evaluated its prior assumption that the Federal Open Market Committee (FOMC) was near the end of its tightening cycle. Comments by new Fed Chairman Ben S. Bernanke late in the month were the root of this reassessment. On March 28, the first FOMC meeting chaired by Bernanke, the Fed raised the fed funds rate by 25 basis points, the 15th-consecutive rate increase since June 2004. The Fed raised rates at the two subsequent meetings in May and June, and then halted the string of rate increases at their meeting on August 8, seeking to give policymakers the opportunity to assess the effect the rate hikes have had on the economy.

A weaker-than-anticipated non-farm payrolls report in June led to a rally in both Treasuries and municipals, but growing fears of inflation and an increase in primary and secondary supply led to a significant pullback. However, in August, Treasury prices fell as non-farm payrolls increased by 128,000.

Outlook

Market sentiment appears to have become more optimistic, in light of recent data on both inflation and economic growth. While investors are still grappling with the outlook for monetary policy, equity markets have moved higher as energy prices have retreated and recently released key data suggests that the economy may be on course for a soft landing.

On behalf of all of us at JPMorgan Asset Management, thank you for the continued confidence and trust you have placed in us. We look forward to serving your investment needs for many years to come.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   1

JPMorgan California Municipal Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS
Objective	Highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity.*
Primary Investment	California short-term municipal obligations.
Suggested investment time frame	Short-term
Share classes offered	Morgan and E*Trade
Net Assets as of 8/31/06	$900.3 Million
Average Maturity	18 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	11.3%
2–7 days	77.3
8–30 days	0.6
31–60 days	5.1
61–90 days	2.3
91–180 days	0.7
181+ days	2.7

7-DAY SEC YIELD (1)

Morgan Shares	3.02%
E*Trade Shares	2.55

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yield for Morgan Shares and E*Trade Shares reflects the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 2.89% and 2.42% for Morgan Shares and E*Trade Shares, respectively.

**	Percentages based on total market value of investments.

A list of prior-day portfolio holdings of the JPMorgan California Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

2   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

JPMorgan Michigan Municipal Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS
Objective	Seeks as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal.*
Primary Investment	High-quality short-term municipal securities issued in Michigan, which provide tax-exempt income.
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier and Reserve
Net Assets as of 8/31/06	$243.0 Million
Average Maturity	20 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	10.4%
2–7 days	76.4
8–30 days	2.0
31–60 days	3.9
61–90 days	0.6
91–180 days	2.8
181+ days	3.9

7-DAY SEC YIELD (1)

Morgan Shares	3.06%
Premier Shares	3.21
Reserve Shares	2.95

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yield for Morgan Shares, Premier Shares and Reserve Shares reflects the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 2.98%, 3.14% and 2.88% for Morgan Shares, Premier Shares and Reserve Shares, respectively.

**	Percentages based on total market value of investments.

A list of prior-day portfolio holdings of the JPMorgan Michigan Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   3

JPMorgan New York Municipal Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS
Objective
Highest possible level of current income which is excluded from gross income and exempt from New York State and New York City personal income taxes, while still preserving capital and maintaining liquidity.*

Primary Investment	New York short-term municipal obligations.
Suggested investment time frame	Short-term
Share classes offered	Morgan, Reserve and E*Trade
Net Assets as of 8/31/06	$1.7 Billion
Average Maturity	25 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	2.0%
2–7 days	85.9
8–30 days	1.3
31–60 days	2.0
61–90 days	2.1
91–180 days	1.6
181+ days	5.1

7-DAY SEC YIELD (1)

Morgan Shares	3.01%
Reserve Shares	2.89
E*Trade Shares	2.59

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yield for Morgan Shares, Reserve Shares and E*Trade Shares reflects the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 2.96%, 2.85% and 2.50% for Morgan Shares, Reserve Shares and E*Trade Shares, respectively.

**	Percentages based on total market value of investments.

A list of prior-day portfolio holdings of the JPMorgan New York Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

4   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

JPMorgan Ohio Municipal Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS
Objective	Seeks as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal.*
Primary Investment	High-quality short-term municipal securities issued in Ohio, which provide tax-exempt income.
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier and Reserve
Net Assets as of 8/31/06	$125.8 Million
Average Maturity	32 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	0.4%
2–7 days	79.7
8–30 days	5.6
31–60 days	0.0
61–90 days	3.2
91–180 days	3.6
181+ days	7.5

7-DAY SEC YIELD (1)

Morgan Shares	3.03%
Premier Shares	3.17
Reserve Shares	2.91

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yield for Morgan Shares, Premier Shares and Reserve Shares reflects the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 2.94%, 3.09% and 2.83% for Morgan Shares, Premier Shares and Reserve Shares, respectively.

**	Percentages based on total market value of investments.

A list of prior-day portfolio holdings of the JPMorgan Ohio Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   5

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — 9.6% (n)
	California — 9.6%
1,400	California Infrastructure Economic Development Bank, Salvation Army Western Territory, Rev., VAR, LOC: Bank of America N.A., 3.40%, 11/13/06	1,400
22,500	California State Department of Water, LIQ: Landesbank Hessen-Thueringen, 3.53%, 10/04/06	22,500
19,500	Chino Basin Regional Financing Authority, Inland Empire Utilities, LOC: State Street, 3.52%, 10/02/06	19,500
5,000	City of San Jose, Series B, LOC: State Street/CALSTRS, 3.66%, 11/01/06	5,000
2,000	Los Angeles County Metropolitan Transportation Authority, LOC: BNP/Dexia, 3.61%, 09/01/06	2,000
4,000	Muni Improvement Corp. of LA LOC: Bank of America, 3.57%, 11/01/06	4,000
2,000	San Diego County, RTC, LIQ: Dexia, 3.52%, 09/05/06	2,000
5,000	San Diego Water Authority, LIQ: Bayerische Landesbank, 3.63%, 12/01/06	5,000
4,000	San Gabriel Valley Government, LOC: Bayerische Landesbank, 3.51%, 09/01/06	4,000
	State of California
4,000	LIQ: KBC/RBS/National Australia/Lloyds/ Societe Generale/Bank of Nova Scotia, 3.43%, 10/16/06	4,000
10,000	LIQ: KBC/RBS/National Australia/Lloyds/ Societe Generale/Bank of Nova Scotia, 3.54%, 11/21/06	10,000
5,700	University of California, 3.52%, 09/19/06	5,700
1,300	Ventura County, LOC: Bank of Nova Scotia, 3.63%, 12/01/06	1,300
	Total Commercial Paper (Cost $86,400)	86,400
Daily Demand Notes — 10.6%
	California — 10.6%
400	California Health Facilities Financing Authority, Adventist Health Systems, Series A, Rev., VAR, LOC: Wachovia Bank N.A., 3.55%, 09/01/06	400
	California Housing Finance Agency, Home Mortgage
5,000	Series C, Rev., VAR, 3.57%, 09/01/06	5,000
2,140	Series F, Rev., VAR, 3.59%, 09/01/06	2,140
145	Series H, Rev., VAR, 3.61%, 09/01/06	145
1,575	Series U, Rev., VAR, FSA, LIQ: Dexia Credit Local, 3.61%, 09/01/06 (m)	1,575
	California Housing Finance Agency, Multi-Family Housing
5,250	Series A, Rev., VAR, 3.61%, 09/01/06	5,250
1,050	Series A, VAR, AMT, LIQ: Helaba, 3.62%, 09/01/06	1,050
450	California Pollution Control Financing Authority, Atlantic Richfield Co. Project, Series A, Rev., VAR, 3.58%, 09/01/06	450
8,200	California Rural Home Mortgage Finance Authority, Series A, Rev., VAR, AMT, 3.62%, 09/01/06	8,200
	California State Department of Water Resources, Power Supply
17,825	Series B-2, Rev., VAR, LOC: BNP Paribas, 3.48%, 09/01/06	17,825
1,270	Subseries F-5, Rev., VAR, LOC: Citibank N.A., 3.48%, 09/01/06	1,270
9,200	Los Angeles Regional Airports Improvement Corp., Sublease, L.A. International Airport, Series LAX-2, Rev., VAR, LOC: Societe Generale, 3.56%, 09/01/06	9,200
	Municipal Securities Trust Certificates
1,500	Series 2001-135, Class A, GO, VAR, FGIC, LIQ: Bear Stearns Capital Markets, 3.57%, 09/01/06 (e)	1,500
4,100	Series 2001-136, Class A, Rev., VAR, FGIC, LIQ: Bear Stearns Capital Markets, 3.57%, 09/01/06 (e)	4,100
10,175	Southern California Home Financing Authority, Mortgage, Series A, Rev., VAR, AMT, 3.62%, 09/01/06	10,175
	State of California, Daily Kindergarten
7,800	Series A-1, GO, VAR, LOC: Citibank N.A., 3.50%, 09/01/06	7,800
1,200	Series B-1, GO, VAR, LOC: Citibank N.A., 3.50%, 09/01/06	1,200
1,250	State of California, Municipal Securities Trust Receipts, Series SGA-119, GO, VAR, FGIC, LIQ: Societe Generale, 3.57%, 09/01/06	1,250
16,825	State of California, Series B, Sub Series B-6, GO, VAR, LOC: KBC Bank N.V., 3.50%, 09/01/06	16,825
	Total Daily Demand Notes (Cost $95,355)	95,355

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Notes & Bonds — 2.7%
	California — 2.7%
1,500	California School Cash Reserve Program Authority, Series A, Rev., 4.50%, 07/06/07	1,512
3,000	California Statewide Communities Development Authority, Series A-1, TRAN, Rev., FSA, 4.50%, 06/29/07	3,021
5,000	City of Oakland, TRAN, Rev., 4.50%, 07/17/07	5,034
1,000	Los Angeles County, California Schools, Series A, TRAN, 4.50%, 06/29/07	1,008
7,485	Los Angeles County, Series A, TRAN, Rev., CNTY GTD, 4.50%, 06/29/07	7,541
6,000	Ventura County, TRAN, GO, 4.50%, 07/02/07	6,039
	Total Municipal Bonds & Notes (Cost $24,155)	24,155
Weekly Demand Notes — 76.7%
	California — 73.1%
1,000	ABAG Finance Authority for Nonprofit Corps., Arbors Apartments, Series A, Rev., VAR, LIQ: FNMA, 3.35%, 09/06/06	1,000
6,995	ABN AMRO Munitops Certificate Trust, Series 2003-11, GO, VAR, FSA, 3.42%, 09/07/06	6,995
800	Alameda County IDA, Scientific Technology Project, Series A, Rev., VAR, AMT, LOC: BNP Paribas, 3.45%, 09/06/06	800
1,000	Alameda County IDA, United Manufacturing Project, Series A, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.40%, 09/06/06	1,000
8,500	Auburn Union School District, COP, VAR, FSA, 3.40%, 09/07/06	8,500
10,000	California Educational Facilities Authority, California Institute of Technology, Series B, Rev., VAR, 3.20%, 09/07/06	10,000
150	California Educational Facilities Authority, Stanford University, Series PA-542, Rev., VAR, LIQ: Merrill Lynch Capital Services, 3.44%, 09/06/06	150
1,400	California Educational Facilities Authority, University of San Francisco, Rev., VAR, LOC: Allied Irish Bank plc, 3.30%, 09/06/06	1,400
25,000	California Health Facilities Financing Authority, Catholic West, Series H, Rev., VAR, LOC: Bank of America N.A., 3.27%, 09/06/06	25,000
1,975	California Health Facilities Financing Authority, Series ROCS-RR-II-R-603CE, Rev., VAR, LIQ: Citibank N.A., 3.45%, 09/07/06	1,975
13,000	California Health Facilities Financing Authority, Kaiser Permanente, Series C, Rev., VAR, 3.32%, 09/06/06	13,000
865	California Housing Finance Agency, Series D, Rev., VAR, AMT, FSA, 3.45%, 09/06/06	865
	California Infrastructure & Economic Development Bank, Lance Camper Manufacturing Corp.
6,000	Series A, Rev., VAR, LOC: Comerica Bank, 3.40%, 09/07/06	6,000
1,180	Series B, Rev., VAR, LOC: Comerica Bank, 3.40%, 09/07/06	1,180
	California Pollution Control Financing Authority, Sierra Pacific Industries Project
1,000	Rev., VAR, LOC: Wells Fargo Bank N.A., 3.46%, 09/06/06	1,000
7,675	Rev., VAR, LOC: Wells Fargo Bank N.A., 3.51%, 09/06/06	7,675
2,380	California Pollution Control Financing Authority, U.S. Borax, Inc. Project, Series A, Rev., VAR, LOC: Wachovia Bank of Georgia, 3.36%, 09/07/06	2,380
	California State Department of Water Resources, Power Supply
2,950	Series C-12, Rev., VAR, LOC: Landesbank Hessen-Thueringen, 3.27%, 09/07/06	2,950
1,200	Sub Series G-2, Rev., VAR, LOC: Lloyds TSB Bank plc, 3.29%, 09/07/06	1,200
1,000	Sub Series G-13, Rev., VAR, LOC: FGIC, 3.33%, 09/07/06	1,000
	California State Public Works Board
5,000	Series BNP-160, STARS, Rev., VAR, AMBAC, LIQ: BNP Paribas, 3.43%, 09/01/06	5,000
1,275	Series PA-814, Rev., VAR, MBIA, LIQ: Merrill Lynch Capital Services, 3.44%, 09/07/06	1,275
	California Statewide Communities Development Authority
10,500	Series 54-TP, Rev., VAR, LIQ: Goldman Sachs, 3.51%, 09/07/06	10,500
1,650	Series 909, COP, VAR., MBIA, LIQ: Morgan Stanley Municipal Funding, 3.41%, 09/07/06	1,650
2,800	Series J, Rev., VAR, 3.32%, 09/06/06	2,800
21,520	Series M, Rev., VAR, 3.32%, 09/06/06	21,520
3,750	California Statewide Communities Development Authority, Busseto Foods, Inc., Series B, Rev., VAR, LOC: Comerica Bank, 3.51%, 09/06/06	3,750
11,337	California Statewide Communities Development Authority, Ivy Hill Apartments Project, Series I, Rev., VAR, LIQ: FNMA, 3.43%, 09/07/06	11,337
	California Statewide Communities Development Authority, Kaiser Permanente
3,700	Series A, Rev., VAR, 3.32%, 09/06/06	3,700
1,000	Series B, Rev., VAR, 3.32%, 09/06/06	1,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   7

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
10,000	California Statewide Communities Development Authority, Oakmont Senior Living, Series Y, Rev., VAR, LIQ: FNMA, 3.43%, 09/07/06	10,000
2,000	California Statewide Communities Development Authority, Plan Nine Partners Project, Series A, Rev., VAR, LOC: Union Bank of California N.A., 3.37%, 09/07/06	2,000
5,900	California Statewide Communities Development Authority, Post Street Apartments, Series Y, Rev., VAR, LIQ: FHLMC, 3.43%, 09/07/06	5,900
3,430	City & County of San Francisco, Series PT-3017, GO, VAR, MBIA, LIQ: Merrill Lynch Capital Services, 3.44%, 09/07/06	3,430
2,399	City of Glendale, Hospital, Series 590, Rev., VAR, MBIA, LIQ: Morgan Stanley Dean Witter, 3.45%, 09/03/06	2,399
2,000	City of Hayward, Multi-Family Housing, Shorewood, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.38%, 09/07/06	2,000
3,600	City of Hemet, Multi-Family Housing, Sunwest Retirement, Series A, Rev., VAR, FHLMC, 3.35%, 09/07/06	3,600
1,000	City of Hesperia, Civic Plaza Financing, COP, VAR, LOC: Bank of America N.A., 3.35%, 09/06/06	1,000
4,300	City of Los Angeles, Multi-Family, Watts/Athens Apartments, Series A, Rev., VAR, LOC: California Federal Bank, 3.43%, 09/07/06	4,300
2,000	City of Los Angeles, Waste Water Systems, Multimodal, Series C, Rev., VAR, FGIC, 3.33%, 09/07/06	2,000
4,500	City of Milpitas, Multi-Family Housing, Crossing at Montague, Series A, Rev., VAR, LIQ: FNMA, 3.43%, 09/07/06	4,500
3,000	City of Oceanside, Multi-Family Housing, Lakeridge Apartments Project, Rev., VAR, FHLMC COLL, 3.34%, 09/06/06	3,000
5,420	City of Riverside, Multi-Family Housing, Series MT-186, Rev., VAR, LIQ: Freddie Mac, 3.45%, 09/07/06	5,420
980	City of San Jose, Airport, Series ROC II-R-2004, Rev., VAR, FSA, LIQ: Citigroup Global Markets, 3.44%, 09/07/06	980
3,925	City of Santa Rosa, Waste Water Systems, Series PZ-43, Rev., VAR, AMBAC, 3.47%, 09/07/06	3,925
7,500	Coast Community College District, Series ROCS-RR-II-R-6088, GO, VAR, FSA, LIQ: Citigroup Financial Products, 3.44%, 09/07/06	7,500
4,610	Contra Costa Community College District, Series ROCS-RR-II-R-548, Class X, GO, VAR, FSA, LIQ: Citibank N.A., 3.44%, 09/07/06	4,610
650	Contra Costa County Housing Authority, Lakeshore, Series C, Rev., VAR, LIQ: Freddie Mac, 3.35%, 09/06/06	650
3,835	Desert Sands Unified School District, Series ROCS-RR-II-R-6086, GO, VAR, AMBAC, LIQ: Citigroup Financial Products, 3.44%, 09/07/06	3,835
3,400	Eastern Municipal Water District, Water & Sewer, Series B, COP, VAR, MBIA, 3.27%, 09/07/06	3,400
2,995	Fairfield-Suisun Unified School District, Series ROCS-RR-II-R-6019, GO, VAR, MBIA, LIQ: Citibank N.A., 3.44%, 09/07/06	2,995
3,933	Federal Home Loan Mortgage Corp., Multi-Family Certificates, Series M001, Class A, FRN, AMT, 3.51%, 09/07/06	3,933
1,455	Foothill Eastern Transportation Corridor Agency, Toll Road, Series PZ-92, Rev., VAR, RADIAN-IBC, FSA-CR, LIQ: Merrill Lynch Capital Services, 3.47%, 09/03/06	1,455
100	Gardena Financing Agency, Public Parking Project, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.28%, 09/07/06	100
	Golden State Pool Trust
38,767	Series 24TP, Rev., VAR, LIQ: Goldman Sachs Special Situation, 3.51%, 09/07/06	38,767
3,740	Series 34TP, Rev., VAR, LIQ: Goldman Sachs Special Situation, 3.51%, 09/07/06	3,740
	Golden State Tobacco Securitization Corp.
7,500	Series 1422, Rev., VAR, FGIC-TCRS, LIQ: Morgan Stanley Municipal Funding, 3.41%, 09/07/06	7,500
6,400	Series 1436, Rev., VAR, FGIC, LIQ: Morgan Stanley Municipal Funding, 3.41%, 09/07/06	6,400
4,400	Series PA-1206, Rev., VAR, 3.44%, 09/07/06	4,400
2,010	Series Z-5, Rev., VAR, TOCS, AMBAC, LIQ: Special Situations Investing, 3.47%, 09/07/06	2,010
1,025	Series Z-5, Rev., TOCS, FSA, LIQ: Goldman Sachs Special Situation, 3.47%, 09/07/06	1,025
2,100	Hayward Housing Authority, Multi-Family, Barrington Hill S.A. Series A, Rev., VAR, LIQ: FNMA, 3.34%, 09/06/06	2,100
5,630	Hercules Redevelopment Agency, Series PT-3411, TAN, VAR, AMBAC, LIQ: Merrill Lynch Capital Services, 3.44%, 09/05/06	5,630

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
645	Hesperia Public Financing Authority, Water & Administration Facilities, Series B, Rev., VAR, LOC: Bank of America N.A., 3.50%, 09/06/06	645
5,040	Huntington Beach Union High School District, Series PT-3413, GO, VAR, FSA, LIQ: Merrill Lynch Capital Services, 3.45%, 09/05/06	5,040
26,825	Long Beach Bond Finance Authority, Tax Allocation, Series 812, Class D, TAN, VAR, INS: AMBAC, LIQ: Morgan Stanley Municipal Funding, 3.41%, 09/07/06	26,825
6,660	Los Angeles Community College District, Series ROCS-II-R-71, GO, VAR, MBIA, LIQ: Salomon Smith Barney, 3.44%, 09/07/06	6,660
5,440	Los Angeles County Housing Authority, Multi-Family Housing, Malibu Meadows II Series II-C, Rev., VAR, FNMA COLL AGMT, 3.35%, 09/07/06	5,440
2,000	Los Angeles County IDA, Goldberg & Solovy Foods, Rev., VAR, LOC: Union Bank of California, 4.95%, 09/06/06	2,000
	Los Angeles Department of Water & Power
1,975	Series PT-1949, Rev., VAR, MBIA, LIQ: Citigroup Global Markets, 3.44%, 09/07/06	1,975
2,000	Subseries A, Class 8, Rev., VAR, 3.36%, 09/07/06	2,000
2,000	Los Angeles Harbor Department, Series ROCS-RR-II-R-559, Rev., VAR, FGIC, MBIA, LIQ: Citibank N.A., 3.46%, 09/07/06	2,000
3,000	Los Angeles IDA, AAA Packing & Shipping Project, Rev., VAR, LOC: City National Bank, 3.40%, 09/07/06	3,000
	Los Angeles Unified School District
2,800	Series PT-1179, GO, VAR, MBIA, LIQ: Merrill Lynch Capital Services, 3.44%, 09/07/06	2,800
10,351	Series 924, GO, VAR, FSA, LIQ: Morgan Stanley Municipal Funding, 3.41%, 09/07/06	10,351
4,000	Manteca Financing Authority, Municipal Securities Trust Receipts, Series SGA-147, Rev., VAR, MBIA, LIQ: Societe Generale, 3.44%, 09/06/06	4,000
5,600	Metropolitan Water District of Southern California, Series B-2, Rev., VAR, 3.27%, 09/07/06	5,600
1,000	Monrovia Unified School District, Municipal Securities Trust Receipts, Series SGA-70, GO, VAR, MBIA, 3.44%, 09/06/06	1,000
5,600	Morgan Hill Unified School District, Floating Rate Receipts, Series SG-145, GO, VAR, FGIC, 3.43%, 09/07/06	5,600
	Municipal Securities Trust Certificates
4,200	Series 2000-107, Class A, Rev., VAR, FSA, LIQ: Bear Stearns Capital Markets, 3.41%, 09/06/06	4,200
23,445	Series 2000-96, Class A, GO, VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.42%, 09/06/06 (e)	23,445
5,905	Series 2006-259, Class A, Rev., VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.52%, 09/06/06	5,905
4,270	Series 3001, Class A, GO, VAR, MBIA, LIQ: Bear Stearns Capital Markets, 3.52%, 09/06/06	4,270
8,560	Series 3024, Class A, GO, VAR, FGIC, LIQ: Bear Stearns Capital Markets, 3.52%, 09/06/06,	8,560
5,300	Series 9035, Class A, GO, VAR, FGIC, LIQ: Bear Stearns Capital Markets, 3.44%, 09/06/06	5,300
8,530	Series 9042, Class A GO, MBIA, LOC: Bear Stearns Capital Market, 3.44%, 09/06/06 (e)	8,530
1,450	Orange County, Apartment Development, Bluffs Apartments, Series C, Rev., VAR, LIQ: Freddie Mac, 3.35%, 09/07/06	1,450
675	Orange County, Apartment Development, Lantern Pines Project, Series CC, Rev., VAR, LIQ: FNMA, 3.35%, 09/06/06	675
13,800	Orange County, Apartment Development, Pointe Niguel Project, Series C, Rev., VAR, 3.24%, 09/07/06	13,800
2,005	Orange County, Apartment Development, Villas La Paz, Series F, Rev., VAR, FNMA COLL AGMT, LOC: Bank of America N.A., 3.30%, 09/07/06	2,005
1,000	Orange County, Sanitation District, Series 1032, COP, Rev., VAR, FGIC, LIQ: Morgan Stanley Municipal Funding, 3.41%, 09/07/06	1,000
5,550	Poway Redevelopment Agency, Tax Allocation, Series PT-2474, TAN, VAR, MBIA, 3.44%, 09/06/06	5,550
1,305	Poway Unified School District, Series PT-2113, GO, VAR, MBIA, 3.44%, 09/03/06	1,305
2,700	Riverside County, Public Facilities, Series B, COP, VAR, LOC: State Street Bank & Trust Co, 3.33%, 09/05/06	2,700
4,550	Roseville Electric Systems, Series PT-2938, COP, VAR, FGIC, LIQ: Merrill Lynch Capital Services, 3.44%, 09/06/06	4,550
1,540	Sacramento City Financing Authority, Series Z-3, TOCS, VAR, FGIC, LIQ: Goldman Sachs Special Situation, 3.47%, 09/07/06	1,540
4,000	Sacramento County Housing Authority, Multi-Family Housing, Ashford, Series D, Rev., VAR, FNMA COLL AGMT, 3.35%, 09/07/06	4,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   9

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
6,000	Sacramento Housing Authority, Multi-Family Housing, Natomas Apartments, Series F, Rev., VAR, LIQ: FNMA, 3.43%, 09/07/06	6,000
3,020	San Bernardino County Housing Authority, Montclair Heritage, Series A, Rev., VAR, LOC: California Federal Bank, 3.34%, 09/07/06	3,020
7,000	San Bernardino Redevelopment Agency, Multi-Family Housing, Silver Woods Apartments Project, Rev., VAR, FNMA, 3.43%, 09/07/06	7,000
3,500	San Diego County, COP, VAR, LOC: Allied Irish Bank plc, 3.32%, 09/07/06	3,500
	San Diego Unified School District
5,000	Series 964-D, GO, VAR, MBIA, LIQ: Morgan Stanley Municipal Funding, 3.41%, 09/07/06	5,000
3,105	Series PT-2176, GO, VAR, FGIC, 3.44%, 09/07/06	3,105
3,950	San Francisco City & County Redevelopment Agency, Community Facilities District No. 4, Rev., VAR, LOC: Bank of America N.A., 3.27%, 09/06/06	3,950
1,410	San Jose Unified School District/Santa Clara County, Series PZ-115, GO, VAR, FGIC, 3.47%, 09/07/06	1,410
1,000	San Mateo County Board of Education, Series A, COP, VAR, LOC: Allied Irish Bank plc, 3.27%, 09/07/06	1,000
400	Santa Ana Unified School District, COP, VAR, LOC: BNP Paribas, 3.32%, 09/06/06	400
1,070	Southern California Home Financing Authority, Single Family Mortgage, Series B, Rev., VAR, AMT, LIQ: BNP Paribas, 3.44%, 09/03/06	1,070
12,925	Southern California Public Power Authority, Southern Transmission Project, Series B, Rev., VAR, FSA, 3.32%, 09/06/06	12,925
	State of California, Economic Recovery
2,900	Series C-14, Rev., VAR, XLCA ST GTD, 3.30%, 09/06/06	2,900
4,300	Series C-18, Rev., VAR, XLCA ST GTD, 3.32%, 09/06/06	4,300
400	Series C-21, Rev., VAR, XLCA ST GTD, 3.37%, 09/06/06	400
	State of California
16,000	Series A, Subseries A-2, GO, VAR, LOC: Calyon Bank, 3.27%, 09/06/06	16,000
15,000	Series A, Subseries A-3, GO, VAR, LOC: Bank of America N.A., 3.37%, 09/06/06	15,000
18,800	Series B, Subseries B-1, GO, VAR, LOC: Bank of America N.A., 3.27%, 09/06/06	18,800
5,400	Series C-2, GO, VAR, LOC: Landesbank Hessen-Thueringen, 3.27%, 09/07/06	5,400
7,000	Series C-4, GO, VAR, LOC: Landesbank Hessen-Thueringen, 3.36%, 09/07/06	7,000
3,000	Series FP3, GO, VAR, LIQ: Lehman Brothers Special Financing, 3.40%, 09/06/06	3,000
820	Series PA-594, GO, VAR, LIQ: Merrill Lynch Capital Services, 3.44%, 09/02/06	820
1,760	Series PT-1236, GO, VAR, LIQ: Merrill Lynch Capital Services, 3.45%, 09/06/06	1,760
1,250	Series PT-2831, GO, VAR, AMBAC, 3.43%, 09/04/06	1,250
1,050	Series SG-85, GO, VAR., FGIC-TCRS, LIQ: Societe Generale, 3.43%, 09/02/06	1,050
1,000	State of California, Macon Trust, Series N, GO, VAR, AMBAC, 3.41%, 09/05/06	1,000
	State of California, Municipal Securities Trust Receipts
1,175	Series SGA-7, GO, VAR, FSA, 3.44%, 09/06/06	1,175
300	Series SGA-40, GO, VAR, FGIC, 3.44%, 09/06/06	300
4,720	Series SGA-54, GO, VAR, AMBAC, 3.44%, 09/06/06	4,720
100	Series SGA-55, GO, VAR, FGIC, 3.44%, 09/06/06	100
1,300	Series SGA-58, Rev., VAR, FGIC, 3.44%, 09/06/06	1,300
15,500	Series SGB-60-1, GO, VAR, CIFG-TCRS, LIQ: Societe Generale, 3.44%, 09/07/06	15,500
1,025	Series SGC-2, Class A, GO, VAR, FGIC, LIQ: Societe Generale, 3.44%, 09/07/06	1,025
1,300	TICS/TOCS Trust, Series 2001-2, GO, VAR, FSA, LIQ: Bank of New York, 3.42%, 09/07/06	1,300
925	Vacaville Unified School District, Series PT-3068, GO, VAR, MBIA, 3.44%, 09/06/06	925
3,390	Vista Unified School District, Series PT-2116, GO, VAR, FSA, 3.44%, 09/03/06	3,390
1,995	West Contra Costa Unified School District, Series PT-1828, GO, FGIC, 3.44%, 09/03/06	1,995
745	West Covina Redevelopment Agency, Lakes Public Parking Project, Rev., VAR, 3.35%, 09/06/06	745
4,350	West Valley-Mission Community College District, Series PT-3446, GO, VAR, FSA, LIQ: Merrill Lynch Capital Services, 3.44%, 09/05/06	4,350
		658,712

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Puerto Rico — 3.6%
11,095	Commonwealth of Puerto Rico, Series PA-943, GO, VAR, MBIA-IBC, LIQ: Merrill Lynch Capital Services, 3.40%, 09/05/06	11,095
7,650	Commonwealth of Puerto Rico, Public Buildings Authority, Series PA-577, Rev., VAR, INS: AMBAC, LIQ: Merrill Lynch Capital Services, 3.40%, 09/02/06	7,650
2,000	Municipal Securities Trust Certificates, Series 7005, Class A, SO, VAR, LIQ: Bear Stearns Capital Markets, 3.39%, 09/07/06 (p)	2,000
500	Puerto Rico Highway & Transportation Authority, Macon Trust, Series M, Rev., VAR, FGIC, 3.41%, 09/02/06	500
9,870	Puerto Rico Municipal Finance Agency, Series PA-609, Rev., VAR, FSA, LIQ: Merrill Lynch Capital Services, 3.40%, 09/05/06	9,870
1,150	Puerto Rico Infrastructure Financing Authority, Series 1, SO, VAR, LIQ: Bank of New York, 3.42%, 09/07/06	1,150
		32,265
	Total Weekly Demand Notes (Cost $690,977)	690,977

	Total Investments — 99.6% (Cost $896,887)*	896,887
	Other Assets In Excess of Liabilities — 0.4%	3,411
	NET ASSETS — 100.0%	$900,298

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   11

JPMorgan Michigan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — 8.2% (n)
	Michigan — 8.2%
1,500	Michigan State Building Authority Series 5, LOC: BONY/State Street, 3.60%, 11/02/06	1,500
	Michigan State Housing Authority, Multi-Family
6,900	Series A, LOC: Landesbank Hessen-Thueringen, 3.60%, 12/05/06	6,900
5,500	Series A, LOC: Landesbank Hessen-Thueringen, 3.63%, 10/17/06	5,500
	University of Michigan,
2,000	Series G, 3.55%, 09/01/06	2,000
4,000	Series G, 3.55%, 10/02/06	4,000
	Total Commercial Paper (Cost $19,900)	19,900
Daily Demand Notes — 9.7%
	Michigan — 9.7%
3,915	Eastern Michigan University, Series A, Rev., VAR, XLCA, LIQ: Dexia Public Finance, 3.57%, 09/01/06	3,915
	Michigan State Hospital Finance Authority, Trinity Health Credit
7,875	Series F, Rev., VAR, LIQ: Bank of America, 3.60%, 09/01/06	7,875
675	Series G, Rev., VAR, CIFG, LIQ: ABN AMRO, 3.57%, 09/01/06	675
1,200	Michigan State Housing Development Authority, Multi-Family Housing, Jackson Project, Rev., VAR, LOC: FHLB, 3.67%, 09/01/06	1,200
	Michigan State Housing Development Authority, Rental Housing
1,115	Series 2006-A, Rev., VAR, AMT, FSA, LIQ: Fortis Bank, 3.63%, 09/01/06	1,115
2,000	Series 2006-C, Rev., VAR, AMT, FSA, LIQ: Fortis Bank, 3.63%, 10/02/06	2,000
2,445	Royal Oak Hospital Finance Authority, William Beaumont, Series T, Rev., VAR, AMBAC, LIQ: Morgan Stanley, 3.60%, 09/01/06	2,445
2,800	University of Michigan, Hospital, Series 92A, Rev., VAR, 3.45%, 09/01/06	2,800
1,535	University of Michigan, Medical Services Plan, Series A-1, Rev., VAR, 3.45%, 09/01/06	1,535
	Total Daily Demand Notes (Cost $23,560)	23,560
Monthly Demand Note — 0.8%
	Michigan — 0.8%
1,900	Michigan State Job Development Authority, East Lansing Resident, Rev., VAR, LOC: Wells Fargo Bank, N.A., 3.70%, 09/02/06 (Cost $1,900)	1,900
Municipal Notes & Bonds — 7.3%
	Michigan — 7.3%
3,500	City of Detroit, TAN, GO, LOC: Bank of Nova Scotia, 4.50%, 03/01/07	3,513
4,000	City of Detroit, Sewer Disposal System, Second Lien, Series E, Rev., VAR, FGIC, LIQ: Depfa Bank plc, 3.78%, 07/12/07	4,000
3,255	City of Detroit, Water Supply System, Series PT-2587, Rev., VAR, LIQ: Dexia Public Finance, INS: FGIC, 3.68%, 09/01/06 (e)	3,255
2,000	Eclipse Funding Trust, Solar Eclipse, Series 2006-0001, GO, VAR, INS: FSA Q-SBLF, LIQ: U.S. Bank N.A., 3.55%, 03/09/07	2,000
5,000	State of Michigan, Series A, GO, 4.50%, 09/29/06	5,005
	Total Municipal Notes & Bonds (Cost $17,773)	17,773
Weekly Demand Notes — 75.0%
	Michigan — 75.0%
	ABN AMRO Munitops Certificate Trust
3,350	Series 2006-1, Rev., VAR, AMT, GNMA COLL, LIQ: ABN AMRO, 3.53%, 09/07/06 (e) (m)	3,350
1,500	Series 2006-45, Rev., VAR, AMT, GNMA COLL, LIQ: ABN AMRO, 3.50%, 09/07/06 (e)	1,500
2,495	City of Detroit, EDC, Merlots-A90-4/00, Rev., VAR, LIQ: Wachovia Bank N.A., INS: AMBAC, 3.50%, 09/06/06 (e)	2,495
	City of Detroit, Sewer Disposal System,
9,800	PT-2595, Rev., VAR, LIQ: Dexia Public Finance, MBIA, 3.44%, 09/01/06 (e)	9,800
4,500	Series 64, Rev., VAR, FGIC, LIQ: Goldman Sachs Special Situation, 3.45%, 09/07/06 (e)	4,500
1,000	City of Kalamazoo, EDC, Heritage Project, Rev., VAR, LOC: Fifth Third Bank, 3.40%, 09/07/06	1,000
1,000	City of Kalamazoo, EDC, WBC Properties Ltd. Project, Rev., VAR, LOC: Fifth Third Bank, 3.47%, 09/07/06	1,000
3,525	City of Wyoming, Ace-Hi Displays, Inc. Project, Rev., VAR, AMT, LOC: ABN AMRO, 3.53%, 09/07/06	3,525
1,325	Comstock Park Public Schools, Series ROCS-RR-II-R 2178, GO, VAR, INS: FSA Q-SBLF, LIQ: Citigroup Global Markets, 3.45%, 09/07/06 (e)	1,325
4,575	Dearborn School District, P-FLOATS-PT-2641, GO, VAR, FSA Q-SBLF, LIQ: Merrill Lynch Capital Services, 3.44%, 09/03/06	4,575
2,800	Delta County, EDC, Mead Westvaco, Escanaba Paper Co., Series PT-2371, Rev., VAR, LOC: Merrill Lynch, 3.48%, 09/01/06 (e)	2,800

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Michigan — Continued
900	Detroit City School District, Series 2003-28, GO, VAR, INS: FGIC Q-SBLF, LIQ: BNP Paribas, 3.44%, 09/02/06 (e)	900
4,450	East Lansing School District, Municipal Securities Trust Receipts, Series SD-114, GO, VAR, Q-SBLF, LIQ: Societe Generale, 3.47%, 09/06/06 (e)	4,450
1,900	Grand Rapids EDC, Limited Obligation, Cornerstone University, Rev., VAR, LOC: National City Bank, 3.42%, 09/07/06	1,900
2,555	Jackson County, EDC, Industrial Steel Treating Co. Project, Rev., VAR, LOC: Comerica Bank, 3.57%, 09/07/06 (e)	2,555
1,000	Kalamazoo EDC, Friendship Village, Heritage Project, Rev., VAR, LOC: Fifth Third Bank, 3.40%, 09/07/06	1,000
1,875	Kenowa Hills Public Schools, Series PT-2552, GO, VAR, LIQ: Merrill Lynch, INS: FGIC, Q-SBLF, 3.44%, 09/05/06 (e)	1,875
3,300	Lenawee County EDC, Siena Heights University Project, Rev., VAR, LOC: Fifth Third Bank, 3.42%, 09/07/06	3,300
	Michigan Higher Education Student Loan Authority
7,500	Series XII-B, Rev., VAR,LIQ: KBC Bank, INS: AMBAC, 3.46%, 09/06/06	7,500
2,000	Series 1280, Rev., VAR, AMBAC, GTD STD LNS, LIQ: Morgan Stanley Municipal Funding, 3.48%, 09/07/06 (e)	2,000
6,205	Michigan Municipal Bond Authority, Clean Water, Series 397, Rev., VAR, LIQ: Merrill Lynch Capital Services, 3.44%, 09/03/06 (e)	6,205
1,855	Michigan Public Educational Facilities Authority, Academy Woods Project, Rev., VAR, LOC: Fifth Third Bank, 3.67%, 09/01/06	1,855
	Michigan State Building Authority
2,375	Series PT-2234, Rev., VAR, LIQ: Merrill Lynch, MBIA, 3.44%, 09/01/06 (e)	2,375
3,470	Series ROCS-RR-II-R-1049, Rev., VAR, LIQ: Citibank, 3.45%, 09/07/06 (e)	3,470
2,000	Michigan State Building Authority, Floater Certificates, Series 517X, Rev., VAR, INS: FSA, LIQ: Morgan Stanley, 3.45%, 09/07/06 (e)	2,000
	Michigan State Housing Development Authority
1,115	Series A, Rev., AMT, VAR, INS: MBIA, LIQ: Landesbank Hessen-Thueringen, 3.43%, 09/07/06	1,115
3,000	Series B, Rev., VAR, LIQ: Depfa Bank plc, 3.52%, 09/06/06	3,000
3,780	Michigan State Housing Development Authority, Multi-Family Housing, Weston, Series B, Rev., VAR, LOC: National City Bank, 3.52%, 09/07/06	3,780
940	Michigan State Housing Development Authority, Multi-Family Housing, River Place Apartments, Rev., VAR, AMT, LOC: Bank of New York, 3.48%, 09/07/06	940
6,030	Michigan State Housing Development Authority, Rental Housing, Series MT-267, Rev., VAR, FSA, LIQ: Bayerische Landesbank, 3.47%, 09/07/06 (e)	6,030
2,100	Michigan State Housing Development Authority, Single Family, Series 2003-C, Rev., VAR, FSA, LIQ: Dexia Credit Local, 3.47%, 09/05/06,	2,100
2,800	Michigan State Trunk Line, Merlots, Series B-02, Rev., VAR, LIQ: Wachovia Bank N.A., FSA, 3.45%, 09/06/06 (e)	2,800
5,000	Michigan State Trunk Line, Series BNP - 161, Rev., VAR, FGIC, LIQ: BNP Paribas, 3.44%, 09/07/06	5,000
1,895	Michigan Strategic Fund, Series ROCS-RR-II-R 332, Rev., VAR, INS: XLCA-ICR, LIQ: Citibank N.A., 3.45%, 09/07/06	1,895
3,040	Michigan Strategic Fund, Artinian, Inc. Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.57%, 09/07/06	3,040
1,340	Michigan Strategic Fund, Atmosphere Heat Treating, Rev., VAR, AMT, LOC: Comerica Bank, 3.57%, 09/07/06 (e)	1,340
900	Michigan Strategic Fund, Commercial Tool & Die, Inc. Project, Series 1997, Rev., VAR, AMT, LOC: ABN AMRO, 3.70%, 09/06/06 (e)	900
1,655	Michigan Strategic Fund, Custom Profile, Inc. Project, Series 2001, Rev., VAR, AMT, LOC: U.S. Bank N.A., 3.56%, 09/07/06 (e)	1,655
485	Michigan Strategic Fund, Dennenlease LC Project, Rev., VAR, AMT, LOC: ABN AMRO, 3.57%, 09/07/06	485
1,870	Michigan Strategic Fund, DOU-FORM Acquisition Project, Series 2001, Rev., VAR, AMT, LOC: Wachovia Bank N.A., 3.56%, 09/07/06	1,870
2,500	Michigan Strategic Fund, Grand River, Inc. Project, Rev., VAR, LOC: Fifth Third Bank, 3.67%, 09/01/06	2,500
225	Michigan Strategic Fund, Ironwood Plastics, Inc. Project, Rev., VAR, AMT, LOC: National City, 3.57%, 09/07/06	225

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   13

JPMorgan Michigan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Michigan — Continued
2,000	Michigan Strategic Fund, JG Kern Enterprises, Inc., Rev., VAR, LOC: ABN AMRO, 3.50%, 09/07/06	2,000
2,800	Michigan Strategic Fund, Mans Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.57%, 09/07/06	2,800
2,085	Michigan Strategic Fund, Nicholas Plastics Project, Rev., VAR, AMT, LOC: Fifth Third Bank, 3.56%, 09/07/06	2,085
930	Michigan Strategic Fund, Petoskey Plastics, Inc. Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.57%, 09/07/06 (e)	930
600	Michigan Strategic Fund, Pinnacle Molded Plastics Project, Rev., VAR, AMT, LOC: ABN AMRO, 3.70%, 09/06/06	600
1,440	Michigan Strategic Fund, Pyper Products Corp. Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.57%, 09/07/06	1,440
2,200	Michigan Strategic Fund, Quincy Strategic, Inc. Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.57%, 09/07/06 (e)	2,200
2,100	Michigan Strategic Fund, Rapid Line, Inc. Project, Rev., VAR, AMT, LOC: U.S. Bank N.A., 3.56%, 09/07/06	2,100
3,145	Michigan Strategic Fund, Rest Haven Christian Services, Rev., VAR, AMT, LOC: KBC, 3.43%, 09/07/06	3,145
3,880	Michigan Strategic Fund, Ritz-Craft Corp., Michigan Project, Rev., VAR, LOC: Fifth Third Bank, 3.44%, 09/07/06 (e)	3,880
3,530	Michigan Strategic Fund, Scoclan II LLC Project, Series 1999, Rev., VAR, LOC: ABN AMRO, 3.53%, 09/07/06 (e)	3,530
3,000	Michigan Strategic Fund, Solid Waste, Grayling Generating Project, Rev., VAR, AMT, LOC: Barclays Bank New York, 3.45%, 09/06/06	3,000
580	Michigan Strategic Fund, TIM Properties LLC Project, Rev., VAR, LOC: Huntington National Bank, 3.51%, 09/07/06	580
855	Michigan Strategic Fund, Ultra Aluminum Manufacturing, Inc. Project, Rev., VAR, LOC: Fifth Third Bank, 3.67%, 09/01/06	855
1,000	Michigan Strategic Fund, Whitehall Products LLC Project, Rev., VAR, LOC: Fifth Third Bank, 3.51%, 09/07/06	1,000
1,000	Milan Area Schools, GO, VAR, Q-SBLF, LOC: Landesbank Hessen-Thueringen, 3.40%, 09/07/06	1,000
1,900	Municipal Securities Trust Certificates, Series 9054, GO, VAR, Q-SBLF, LIQ: Bear Stearns Capital Markets, 3.47%, 09/06/06	1,900
940	Oakland County, EDC, IBC N.A., Inc., Rev., VAR, LOC: Comerica Bank, 3.57%, 09/07/06	940
2,900	Oakland County, EDC, V&M Corp. Project, Rev., VAR, AMT, LOC: Standard Federal Bank, 3.70%, 09/06/06	2,900
2,035	South Redford School District, Series 2928, GO, VAR, MBIA, Q-SBLF, LIQ: Merill Lynch Capital Services, 3.44%, 09/05/06	2,035
2,690	State of Michigan, Comprehensive Trans Series PT-2754, Rev., VAR., INS: FSA, LIQ: Dexia Credit Local, 3.44%, 09/05/06 (e)	2,690
4,975	State of Michigan, Solid Waste Disposal Trust, Rev., VAR, AMT, LOC: Lehman Brothers, 3.57%, 09/06/06	4,975
7,480	State of Michigan, Trust Receipts, Rev., VAR, LIQ: Lehman Brothers, 3.42%, 09/06/06	7,480
	Wayne Charter County, Detroit Metropolitan County
300	Series A, Rev., VAR, AMT, INS: FGIC, 3.46%, 09/06/06	300
1,000	Series B, Rev., VAR, AMT, INS: AMBAC, LOC: Bayerische Landesbank, 3.44%, 09/06/06	1,000
2,520	Series B, Rev., VAR, AMT, INS: AMBAC, LOC: Landesbank Hessen-Thueringen, 3.46%, 09/06/06	2,520
1,300	Wayne Charter County, Detroit Metropolitan, Wayne Charter Airport, Junior Lien, Series PT-2609, Rev., VAR, LOC: Bayerische Landesbank, FSA, 3.46%, 09/01/06	1,300
	Wayne County Airport Authority,
2,500	Series MT-115, Rev., VAR, INS: MBIA, LIQ: Svenska Handelsbanken, 3.49%, 09/07/06	2,500
	Wayne Charter Airport, Detroit Metropolitan
2,625	Series SG-122, Rev., VAR, INS: MBIA, LIQ: Societe Generale, 3.44%, 09/05/06	2,625
2,150	Series 1327, Rev., VAR, MBIA, LIQ: Morgan Stanley Municipal Funding, 3.48%, 09/07/06	2,150
	Total Weekly Demand Notes (Cost $182,390)	182,390

	Total Investments — 101.0% (Cost $245,523)*	245,523
	Liabilities in Excess of Other Assets — (1.0)%	(2,530)
	NET ASSETS — 100.0%	$242,993

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — 2.3% (n)
	New York — 2.3%
	New York City Metropolitan Transportation Authority,
8,000	3.60%, 01/08/07	8,000
17,000	3.62%, 11/01/06	17,000
15,000	3.70%, 09/08/06	15,000
	Total Commercial Paper (Cost $40,000)	40,000
Daily Demand Notes — 1.9%
	New York — 1.9%
2,920	Jay Street Development Corp., Series A-2, Rev., VAR, LOC: Depfa Bank plc, 3.51%, 09/01/06	2,920
300	Metropolitan Transportation Authority, Sub Series G-2, Rev., VAR, LOC: BNP Paribas, 3.39%, 09/01/06	300
200	Municipal Securities Trust Certificates, Series 2000-109, Class A, Rev., VAR, LIQ: Bear Stearns Capital Markets, 3.57%, 09/01/06 (e)	200
	New York City,
3,100	Series H-1, GO, VAR, LOC: Dexia Credit Local, 3.55%, 09/01/06	3,100
1,350	Sub Series A-4, GO, VAR, LOC: Bayerische Landesbank, 3.54%, 09/01/06	1,350
100	Sub Series A-6, GO, VAR, FSA, 3.54%, 09/01/06	100
1,300	Sub Series B-5, GO, VAR, MBIA, 3.40%, 09/01/06	1,300
200	Sub Series E-3, GO, VAR, LOC: Westdeutsche Landesbank, 3.35%, 09/01/06	200
700	Sub Series H-1, GO, VAR, LOC: Bank of New York, 3.54%, 09/01/06	700
100	Sub Series H-2, GO, VAR, LOC: Dexia Credit Local, 3.56%, 09/01/06	100
1,400	Sub Series H-2, GO, VAR, MBIA, 3.40%, 09/01/06	1,400
2,150	Sub Series H-3, GO, VAR, FSA, 3.35%, 09/01/06	2,150
2,600	Sub Series H-7, GO, VAR, LOC: KBC Bank N.V., 3.35%, 09/01/06	2,600
	New York City Municipal Water Finance Authority,
1,000	Series C, Rev., VAR, 3.54%, 09/01/06	1,000
2,400	Series C, Rev., VAR, FGIC, 3.56%, 09/01/06	2,400
100	Series G, Rev., VAR, FGIC, 3.35%, 09/01/06	100
3,600	Sub Series C-1, Rev., VAR, 3.54%, 09/01/06	3,600
600	Sub Series F-2, Rev., VAR, 3.54%, 09/01/06	600
	New York City Transitional Finance Authority, Future Tax Secured,
2,400	Series C, Rev., VAR, 3.43%, 09/01/06	2,400
300	Sub Series C-4, Rev., VAR, 3.54%, 09/01/06	300
1,055	New York City Trust for Cultural Resources, Municipal Securities Trust Receipts, Series SGA-91, Rev., VAR, AMBAC, LIQ: Societe Generale, 3.57%, 09/01/06	1,055
3,650	New York Local Government Assistance Corp., Municipal Securities Trust Receipts, Series SGA-59, Rev., VAR, 3.57%, 09/01/06	3,650
900	New York State Dormitory Authority, Oxford University Press, Inc., Rev., VAR, LOC: Landesbank Hessen-Thueringen, 3.60%, 09/01/06	900
1,100	New York State Environmental Facilities Corp., General Electric Co., Series A, Rev., VAR, 3.60%, 09/01/06	1,100
	Total Daily Demand Notes (Cost $33,525)	33,525
Municipal Notes & Bonds — 13.8%
	New York — 13.8%
6,000	Board of Cooperative Educational Services, First Supervisory District Suffolk County, RAN, 4.65%, 06/28/07	6,037
	Board of Cooperative Educational Services, Sole Supervisory District Oswego County,
7,500	RAN, 4.25%, 10/20/06	7,506
13,000	RAN, 4.25%, 12/29/06	13,033
5,000	Carmel Central School District, TAN, GO, 4.50%, 06/29/07	5,026
7,828	City of Binghamton, BAN, GO, 4.00%, 09/22/06	7,829
26,505	City of Rochester, BAN, Series II, GO, 4.00%, 10/20/06	26,515
2,200	City of Schenectady, BAN, GO, LOC: Bank of America N.A., 4.50%, 05/24/07	2,213
	Jamestown City School District,
5,000	BAN, GO, 4.00%, 05/23/07	5,008
5,000	BAN, GO, 4.50%, 05/23/07	5,025
12,145	Lackawanna City School District, BAN, GO, 4.38%, 06/15/07	12,209
2,695	Long Island Power Authority, Electric Systems, Series PT-386, Rev., 3.44%, 09/01/06	2,695
8,780	Long Island Power Authority, Series SG-125, Rev., LIQ: Societe Generale, 3.43%, 09/06/06	8,780
10,239	Marion Central School District, BAN, GO, 4.25%, 06/20/07	10,262
10,000	Nassau County, Series A, TAN, GO, 4.50%, 10/31/06	10,021
24,000	New York Power Authority, GO, VAR, LIQ: Dexia Credit Local, 3.35%, 03/01/07	24,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   15

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Notes & Bonds — Continued
	New York — Continued
2,670	New York State Dormitory Authority, Series PA-419, Rev., VAR, 3.44%, 09/04/06	2,670
8,220	New York State Housing Finance Agency, Series PA-423, Rev., 3.44%, 09/03/06	8,220
4,995	Niagara Falls Bridge Commission, Series PA-530, LIQ: Merrill Lynch Capital Services, 3.44%, 09/01/06	4,995
6,500	Plainview Old Bethpage Central School District, TAN, GO, 4.50%, 06/29/07	6,536
13,090	Port Authority of New York & New Jersey, VAR, 3.64%, 09/07/06 (i)	13,090
	Roosevelt Union Free School District,
10,000	BAN, GO, 4.00%, 11/28/06	10,002
5,000	RAN, GO, 4.50%, 06/29/07	5,020
12,000	Salamanca City School District, GO, 4.38%, 06/15/07	12,059
6,225	Sullivan County, BAN, GO, 4.50%, 07/19/07	6,259
11,000	Tompkins-Seneca-Tioga Board of Cooperative Educational Services, RAN, Rev., 4.50%, 06/29/07	11,052
6,000	Town of Halfmoon, GO, 4.75%, 12/15/06	6,016
4,995	Triborough Bridge & Tunnel Authority, Series PA-665, Rev., 3.46%, 09/02/06	4,995
	Total Municipal Notes & Bonds (Cost $237,073)	237,073
Weekly Demand Notes — 81.8%
	Indiana — 0.1%
1,300	Dyer Redevelopment Authority Economic Development Lease Rent, Series PT -2697, Rev., VAR, CIFG, 3.45%, 09/03/06	1,300
	New York — 81.7%
	ABN AMRO Munitops Certificate Trust,
12,000	Series 1999-13, VAR, FGIC-TCRS, 3.42%, 09/07/06 (m)	12,000
8,985	Series 2004-33, Rev., VAR, AMBAC, 3.44%, 09/07/06	8,985
10,000	Series 2005-60, Rev., VAR, FSA, 3.44%, 09/07/06	10,000
6,165	Series 2006-32, GO, VAR, MBIA-IBC, 3.44%, 09/07/06	6,165
385	Albany, IDA, Newkirk Productions, Inc., Project, Series A, Rev., VAR, LOC: Bank of America N.A., 3.45%, 09/07/06	385
700	Babylon, IDA, Edwin Berger/Lambro Industries, Rev., VAR, LOC: Fleet Bank N.A., 3.40%, 09/06/06	700
	Dutchess County, IDA, Civic Facilities, Marist College,
7,900	Series A, Rev., VAR, LOC: Bank of New York, 3.40%, 09/07/06	7,900
12,625	Series A, Rev., VAR, LOC: Keybank N.A., 3.40%, 09/07/06	12,625
	Eagle Tax-Exempt Trust, Weekly Options Mode,
12,085	Series 94-3203, Class A, Rev., VAR, FSA, LIQ: Citibank N.A., 3.46%, 09/07/06	12,085
8,805	Series 94-3205, Class A, Rev., VAR, FSA, LIQ: Citibank N.A., 3.46%, 09/07/06	8,805
	Eagle Tax-Exempt Trust, Weekly Partner Certificate,
8,135	Class A, Rev., VAR, AMBAC, LIQ: Citibank N.A., 3.46%, 09/07/06 (e)	8,135
5,990	Series 2000-3206, Class A, Rev., VAR, LIQ: Citibank N.A., 3.46%, 09/07/06	5,990
3,300	Series 2001-3202, Class A, Rev., VAR, LIQ: Citibank N.A., 3.46%, 09/07/06	3,300
4,000	Series 2002-6003, Class A, Rev., VAR, FSA, 3.46%, 09/07/06	4,000
	Erie County Water Authority,
7,700	Series A, Rev., VAR, AMBAC, 3.33%, 09/06/06	7,700
1,400	Series B, Rev., VAR, AMBAC, 3.33%, 09/06/06	1,400
9,670	Floater-TRS Trust, Series FC2, Rev., VAR, LIQ: Lehman Brothers Special Financing, 3.47%, 09/07/06	9,670
2,400	Franklin County, IDA, Civic Facilities, Trudeau Institute, Inc., Project, Rev., VAR, LOC: Fleet National Bank, 3.35%, 09/06/06	2,400
3,240	Great Neck North Water Authority, Water System, Series A, Rev., VAR, FGIC, 3.39%, 09/06/06	3,240
900	Guilderland, IDA, North Eastern Industrial Park, Series A, Rev., VAR, LOC: Fleet Bank of New York, 3.35%, 09/06/06	900
10,485	Liberty Development Corp., Series 1416, Rev., VAR, LIQ: Morgan Stanley Municipal Funding, 3.43%, 9/07/06	10,485
	Long Island Power Authority,
9,245	Series 822D, Rev., VAR, CIFG, LIQ: Morgan Stanley Municipal Funding, 3.43%, 09/07/06	9,245
300	Series H, Rev., VAR, FSA, 3.37%, 09/06/06	300
	Long Island Power Authority, Electric Systems,
300	Series D, Rev., VAR, FSA, 3.39%, 09/06/06	300
3,500	Series G, Rev., VAR, FSA, 3.32%, 09/06/06	3,500
4,360	Series PA-841, Rev., VAR, FSA, LIQ: Merrill Lynch Capital Services, 3.44%, 09/04/06	4,360

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
	Metropolitan Transportation Authority,
15,000	Series 823D, Rev., VAR, FSA, LIQ: Morgan Stanley Municipal Funding, 3.43%, 09/07/06	15,000
7,000	Series A-1, Rev., VAR, XLCA, 3.41%, 09/07/06	7,000
38,890	Series B, Rev., VAR, FSA, 3.33%, 09/07/06	38,890
6,090	Series D-2, Rev., VAR, FSA, 3.37%, 09/07/06	6,090
6,300	Series G1, Rev., VAR, AMBAC, 3.34%, 09/04/06	6,300
1,700	Series G2, Rev., VAR, AMBAC, 3.34%, 09/04/06	1,700
5,405	Series PA- 105, Rev., VAR, 3.44%, 09/06/06	5,405
3,295	Series PA-1042R, Rev., VAR, MBIA, 3.44%, 09/06/06	3,295
5,945	Series PT-1547, Rev., VAR, FGIC, 3.44%, 09/01/06	5,945
7,600	Series PT-2290, Rev., VAR, FSA, 3.44%, 09/04/06	7,600
10,645	Sub Series A-1, GO, VAR, CIFG, 3.37%, 09/07/06	10,645
12,550	Sub Series A-2, GO, VAR, CIFG, 3.33%, 09/07/06	12,550
4,600	Sub Series E-1, Rev., VAR, LOC: Fortis Bank SA/NV, 3.39%, 09/07/06	4,600
	Metropolitan Transportation Authority, EAGLE,
3,300	Series 2002-6021, Class A, Rev., VAR, MBIA, LIQ: Citibank N.A., 3.46%, 09/07/06	3,300
5,000	Series 2002-6028, Class A, Rev., VAR, MBIA, LIQ: Citibank N.A., 3.46%, 09/07/06	5,000
14,885	Metropolitan Transportation Authority, Merlots, Series B-16, Rev., VAR, 3.44%, 09/06/06	14,885
9,300	Monroe County, IDA, Rochester Institute Project, Series A, Rev., VAR, LOC: First Union National Bank, 3.43%, 09/06/06	9,300
	Municipal Securities Trust Certificates
10,000	Series 2001-116, Class A, Rev., VAR, LIQ: Bear Stearns Capital Markets, 3.44%, 09/06/06 (e)	10,000
6,320	Series 2001-122, Class A, Rev., VAR, LIQ: Bear Stearns Capital Markets, 3.44%, 09/06/06 (e)	6,320
9,995	Series 2001-176, Class A, GO, VAR, MBIA, LIQ: Bear Stearns Capital Markets, 3.44%, 09/06/06	9,995
11,810	Series 2002-203 Class A, Rev., VAR, FSA-CR, LIQ: Bear Stearns Capital Markets, 3.44%, 09/06/06	11,810
9,995	Series 7001, Class A, Rev., VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.41%, 09/07/06	9,995
5,795	Nassau County Interim Finance Authority, Sales & Tax Secured, Series A, Rev., VAR, FSA, 3.33%, 09/06/06	5,795
	Nassau Health Care Corp.,
21,500	Sub Series 2004-C1, Rev., VAR, FSA, 3.37%, 09/07/06	21,500
2,200	Sub Series 2004-C3, Rev., VAR, FSA, 3.37%, 09/07/06	2,200
	New York City,
3,000	Series F-2, GO, VAR, LOC: Depfa Bank plc, 3.35%, 09/06/06	3,000
6,400	Series F-4, GO, VAR, LOC: Landesbank Hessen-Thueringen, 3.40%, 09/06/06	6,400
13,900	Sub Series A-2, GO, VAR, LOC: Bank of America N.A., 3.35%, 09/06/06	13,900
5,400	Sub Series A-4, GO, VAR, LOC: Bank of Nova Scotia, 3.35%, 09/06/06	5,400
2,700	Sub Series A-6, GO, VAR, LOC: Helaba, 3.37%, 09/06/06	2,700
12,050	Sub Series A-6, GO, VAR, LOC: Landesbank Baden Wurrtm, 3.32%, 09/06/06	12,050
1,775	Sub Series A-8, GO, VAR, AMBAC, 3.35%, 09/06/06	1,775
7,700	Sub Series C-2, GO, VAR, LOC: Bayerische Landesbank, 3.40%, 09/06/06	7,700
3,700	Sub Series C-3, GO, VAR, LOC: BNP Paribas, 3.40%, 09/06/06	3,700
22,650	Sub Series C-4, GO, VAR, LOC: BNP Paribas, 3.35%, 09/06/06	22,650
25,295	Sub Series C-5, GO, VAR, LOC: Bank of New York, 3.33%, 09/06/06	25,295
2,000	Sub Series F-3, GO, VAR, LOC: Royal Bank of Scotland, 3.39%, 09/07/06	2,000
6,000	Sub Series G-2, GO, VAR, LOC: Bank of Nova Scotia, 3.35%, 09/06/06	6,000
13,735	Sub Series H-2, GO, VAR, LOC: Bank of New York, 3.33%, 09/06/06	13,735
1,250	Sub Series H-2, GO, VAR, LOC: Bank of Nova Scotia, 3.35%, 09/06/06	1,250
8,690	Sub Series H-3, GO, VAR, LOC: Bank of New York, 3.40%, 09/06/06	8,690
6,200	Sub Series H-6, GO, VAR, MBIA, 3.32%, 09/06/06	6,200
	New York City Housing Development Corp.,
2,000	Series A , AMT, Rev., VAR, LOC: Bank of New York, 3.45%, 09/06/06	2,000
6,900	Series A, Rev., VAR, LIQ: FNMA, 3.42%, 09/06/06	6,900
3,400	New York City Housing Development Corp., 100 Jane Street Development, Series A, AMT, Rev., VAR, FNMA COLL, 3.42%, 09/06/06	3,400

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   17

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
200	New York City Housing Development Corp., Brittany Development, Series A, Rev., VAR, LIQ: FNMA, 3.42%, 09/06/06	200
3,700	New York City Housing Development Corp., Brookhaven Apartments, Series A, Rev., VAR, LOC: Citibank N.A., 3.40%, 09/06/06	3,700
5,700	New York City Housing Development Corp., Carnegie Park, Series A, Rev., VAR, FNMA COLL, 3.37%, 09/06/06	5,700
2,750	New York City Housing Development Corp., Chelsea Arms, Series A, Rev., VAR, LIQ: FNMA, 3.43%, 09/06/06	2,750
3,900	New York City Housing Development Corp, Grace Towers Development, Series A, Rev., VAR, LOC: Citibank N.A., 3.40%, 09/06/06	3,900
200	New York City Housing Development Corp., Lyric Development, Series A, Rev., VAR, LIQ: FNMA, 3.40%, 09/06/06	200
1,900	New York City Housing Development Corp., Mortgage-55 Pierrepont Development, Series A, Rev., VAR, LOC: Allied Irish Bank plc, 3.45%, 09/06/06	1,900
4,655	New York City Housing Development Corp., Mortgage Parkview Apartments, Series A, Rev., VAR, LOC: Citibank N.A., 3.45%, 09/06/06	4,655
3,200	New York City Housing Development Corp., Multi-Family Housing, Columbus Apartments, Series A, Rev., VAR, FNMA COLL, 3.37%, 09/06/06	3,200
300	New York City Housing Development Corp., Multi-Family Rental Housing, Tribeca Tower, Series A, Rev., VAR, FNMA COLL, 3.42%, 09/06/06	300
5,300	New York City Housing Development Corp., Ogden Ave. Apartments II, Series A, Rev., VAR, LOC: Bank of America N.A., 3.42%, 09/06/06	5,300
15,400	New York City Housing Development Corp., Progress of Peoples Development, Series A, Rev., VAR, LIQ: FNMA, 3.45%, 09/06/06	15,400
8,800	New York City Housing Development Corp., Thessalonica Court, Series A, Rev., VAR, LOC: Citibank N.A., 3.40%, 09/06/06	8,800
3,300	New York City Housing Development Corp., West 43rd Street, Series A, AMT, Rev., VAR, FNMA COLL, 3.42%, 09/06/06	3,300
10,000	New York City Housing Development Corp., West 61st Apartments, Series A, Rev., VAR, LOC: HSBC Bank USA N.A., 3.45%, 09/06/06	10,000
2,400	New York City Housing Development Corp., West 89th Street, Series A, Rev., VAR, LOC: FNMA, 3.42%, 09/06/06	2,400
9,900	New York City Housing Development Corp., White Plains Apartment, Series A, Rev., VAR, LOC: Bank of America N.A., 3.42%, 09/06/06	9,900
2,000	New York City, IDA, Abraham Joshua Heschel Project, Rev., VAR, LOC: Allied Irish Bank plc, 3.44%, 09/07/06	2,000
2,800	New York City, IDA, Ahava Food Corp. Project, Rev., VAR, LOC: Bank of America N.A., 3.47%, 09/07/06	2,800
3,200	New York City, IDA, Allen Steveson School, Rev., VAR, LOC: Allied Irish Bank plc, 3.42%, 09/07/06	3,200
900	New York City, IDA, American Society Technion Project, Rev., VAR, LOC: Allied Irish Bank plc, 3.33%, 09/06/06	900
2,465	New York City, IDA, Brooklyn United Methodist Project, Rev., VAR, LOC: Bank of New York, 3.40%, 09/07/06	2,465
13,230	New York City, IDA, Civic Facilities, Columbia Grammar & Prep School, Rev., VAR, LOC: Allied Irish Bank plc, 3.42%, 09/07/06	13,230
5,000	New York City, IDA, Congregational Nursing, Series A, Rev., VAR, LOC: HSBC Bank USA N.A., 3.39%, 09/07/06	5,000
5,000	New York City, IDA, Grace Church School Project, Rev., VAR, LOC: Wachovia Bank N.A., 3.39%, 09/07/06	5,000
3,110	New York City, IDA, Hewitt School Project, Rev., VAR, LOC: Allied Irish Bank plc, 3.42%, 09/07/06	3,110
4,475	New York City, IDA, Jamaica First Packaged LLC Project, Rev., VAR, LOC: Bank of New York, 3.40%, 09/07/06	4,475
10,000	New York City, IDA, Korean Air Lines Co., Series A, Rev., VAR, LOC: HSBC Bank USA N.A., 3.41%, 09/06/06	10,000
22,200	New York City, IDA, Liberty Facilities Hanson Office, Rev., VAR, LOC: ING Bank N.V., 3.40%, 09/07/06	22,200
580	New York City, IDA, Municipal Securities Trust Receipts, Series SGA-110, Rev., VAR, LIQ: Societe Generale, 3.44%, 09/06/06	580
	New York City, Municipal Securities Trust Receipts,
1,300	Series SG-109, GO, VAR, AMBAC, LIQ: Societe Generale, 3.43%, 09/04/06	1,300

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
1,000	Series SGA-51, GO, VAR, AMBAC, 3.44%, 09/06/06	1,000
10,365	Series SGB-36, GO, VAR, AMBAC, LIQ: Societe Generale, 3.41%, 09/07/06	10,365
	New York City Municipal Water Finance Authority,
10,945	ROCS RR II R 385, Rev., VAR, MBIA, LIQ: Citibank N.A., 3.46%, 09/07/06	10,945
8,410	Series PA-447, Rev., VAR, FGIC-TCRS, 3.44%, 09/05/06	8,410
6,495	Series PA-900, Rev., VAR, 3.46%, 09/02/06	6,495
5,900	Sub Series C-2, Rev., VAR, 3.38%, 09/07/06	5,900
6,700	Sub Series F-1, Rev., VAR, 3.32%, 09/07/06	6,700
2,390	New York City Municipal Water Finance Authority, American Securities Trust Receipts, Series SGB-25, Rev., VAR, MBIA, LIQ: Societe Generale, 3.43%, 09/07/06 (p)	2,390
	New York City Municipal Water Finance Authority, Water & Sewer Systems,
2,900	Series PA-1076, Rev., VAR, 3.46%, 09/03/06	2,900
5,100	Series PA-1085, Rev., VAR, FGIC, 3.44%, 09/03/06	5,100
4,900	New York City Transit Authority, Triborough Bridge & Tunnel, Floating Rate Trust Receipts, Series PMD-10, COP, VAR, AMBAC, 3.44%, 09/07/06	4,900
	New York City Transitional Finance Authority,
4,915	RR-II-R-4052, Rev., VAR, LIQ: Citigroup Global Markets, 3.45%, 09/07/06	4,915
10,500	Sub Series 2-D, Rev., VAR, LIQ: Lloyds TSB Bank plc, 3.43%, 09/06/06	10,500
2,850	Sub Series 2-E, Rev., VAR, 3.34%, 09/06/06	2,850
600	New York City Transitional Finance Authority, Future Tax Secured, Series A-2, Rev., VAR, 3.40%, 09/06/06	600
	New York City Transitional Finance Authority, New York City Recovery,
2,900	Sub Series 3-C, Rev., VAR, 3.34%, 09/07/06	2,900
5,000	Sub Series 3-D, Rev., VAR, 3.34%, 09/07/06	5,000
2,300	New York City Trust for Cultural Resources, Series 162, Rev., VAR, AMBAC, LIQ: Morgan Stanley Dean Witter, 3.43%, 09/07/06	2,300
1,900	New York City Trust for Cultural Resources, Alvin Ailey Dance Foundation, Rev., VAR, LOC: Citibank N.A., 3.33%, 09/06/06	1,900
15,000	New York City Trust for Cultural Resources, Manhattan School of Music, Rev., VAR, RADIAN, 3.35%, 09/07/06	15,000
	New York Local Government Assistance Corp.,
13,700	Series A-5V, Rev., VAR, FSA, 3.35%, 09/06/06	13,700
13,150	Series A-6V, Rev., VAR, FSA, 3.35%, 09/06/06	13,150
1,250	Series C, Rev., VAR, LOC: Landesbank Hessen-Thueringen, 3.35%, 09/06/06	1,250
4,400	Series D, Rev., VAR, LOC: Societe Generale, 3.33%, 09/06/06	4,400
2,350	Series F, Rev., VAR, LOC: Societe Generale, 3.28%, 09/06/06	2,350
9,000	Series G, Rev., VAR, LOC: Bank of Nova Scotia, 3.32%, 09/06/06	9,000
	New York Local Government Assistance Corp., Floating Rate Receipts,
1,195	Series SG-99, Rev., VAR, AMBAC, 3.43%, 09/06/06	1,195
120	Series SG-100, Rev., VAR, MBIA-IBC, 3.43%, 09/06/06	120
1,500	New York Mortgage Agency, Homeowner Mortgage, Series 122, Rev., VAR, 3.42%, 09/06/06	1,500
	New York State Dormitory Authority,
3,822	Series 1143, Rev., VAR, AMBAC, LIQ: Morgan Stanley Municipal Funding, 3.43%, 09/07/06	3,822
4,415	Series PA-409, Rev., VAR, AMBAC, FHA 232, 3.44%, 09/04/06	4,415
3,545	Series PA-449, Rev., VAR, FSA, 3.44%, 09/01/06	3,545
670	Series PA-541, Rev., VAR, AMBAC, FHA, 3.44%, 09/03/06	670
800	Series PA-784-R, Rev., VAR, MBIA-IBC, LIQ: Merrill Lynch Capital Services, 3.44%, 09/07/06	800
5,715	Series PT-1447, Rev., VAR, MBIA, 3.44%, 09/05/06	5,715
4,115	Series PT-1621, Rev., VAR, MBIA, 3.44%, 09/05/06	4,115
3,360	New York State Dormitory Authority, Beverwyck, Inc., Rev., VAR, LOC: Fleet National Bank, 3.37%, 09/06/06	3,360
	New York State Dormitory Authority, Mental Health Services,
2,600	Sub Series D-2B, Rev., VAR, FSA, 3.38%, 09/07/06	2,600
1,600	Sub Series D-2C, Rev., VAR, MBIA, 3.35%, 09/07/06	1,600
3,855	Sub Series D-2D, Rev., VAR, AMBAC, 3.40%, 09/07/06	3,855
3,400	Sub Series D-2E, Rev., VAR, 3.37%, 09/07/06	3,400

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   19

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
4,000	Sub Series D-2G, Rev, VAR, 3.37%, 09/07/06	4,000
5,100	Sub Series D-2H, Rev., VAR, 3.37%, 09/07/06	5,100
4,000	New York State Dormitory Authority, Municipal Securities Trust Receipts, Series SGA-132, Rev., VAR, LIQ: Societe Generale, 3.44%, 09/06/06	4,000
405	New York State Dormitory Authority, New York Public Library, Series A, Rev., VAR, MBIA, 3.37%, 09/06/06	405
	New York State Dormitory Authority, Rochester University,
4,800	Series A-1, Rev., VAR, MBIA, 3.33%, 09/06/06	4,800
5,300	Series B-1, Rev., VAR, MBIA, 3.39%, 09/06/06	5,300
	New York State Energy Research & Development Authority,
5,100	Sub Series C-1, Rev., VAR, LOC: Citibank N.A., 3.40%, 09/06/06	5,100
575	Sub Series C-2, Rev., VAR, LOC: Citibank N.A., 3.47%, 09/06/06	575
600	New York State Energy Research & Development Authority, Orange Rockland Utility, Series A, Rev., VAR, AMBAC, 3.32%, 09/07/06	600
4,300	New York State Energy Resources & Development Authority, Orange & Rockland Project, Series A, Rev., VAR, FGIC, LIQ: National Australia Bank, 3.32%, 09/06/06	4,300
26,673	New York State Environmental Facilities Corp., Clean Water & Drinking, Series 731, Rev., VAR, LIQ: Morgan Stanley Dean Witter, 3.43%, 09/07/06	26,673
	New York State Housing Finance Agency,
1,100	Series A, Rev., VAR, FNMA COLL, 3.43%, 09/06/06	1,100
1,400	Series C, Rev., VAR, LOC: Dexia Credit Local, 3.40%, 09/06/06	1,400
850	Series D, Rev., VAR, LOC: State Street Bank & Trust Co., 3.40%, 09/06/06	850
4,865	Series PA-805, Rev., VAR, FSA, LIQ: Merrill Lynch Capital Services, 3.44%, 09/05/06	4,865
13,100	New York State Housing Finance Agency, 10 Liberty Street, Series A, Rev., VAR, LIQ: FHLMC, 3.37%, 09/06/06	13,100
9,750	New York State Housing Finance Agency, 101 West End, Rev., VAR, LIQ: FNMA, 3.40%, 09/06/06	9,750
7,500	New York State Housing Finance Agency, 150 East 44th Street, Series A, Rev., VAR, LIQ: FNMA, 3.40%, 09/06/06	7,500
2,000	New York State Housing Finance Agency, 240 East 39th Street Housing, Rev., VAR, 3.42%, 09/06/06	2,000
4,000	New York State Housing Finance Agency, 250 West 93rd Street, Series A, Rev., VAR, LOC: Fleet National Bank, 3.44%, 09/06/06	4,000
10,400	New York State Housing Finance Agency, 345 East 94th Street Housing, Series A, Rev., VAR, LIQ: FHLMC, 3.40%, 09/06/06	10,400
6,800	New York State Housing Finance Agency, 350 West 43rd Street Housing, Series A, Rev., VAR, LOC: Landesbank Hessen-Thueringen, 3.43%, 09/06/06	6,800
5,000	New York State Housing Finance Agency, 360 West 43rd Street, Series A, Rev., VAR, LIQ: FNMA, 3.43%, 09/06/06	5,000
1,500	New York State Housing Finance Agency, Avalon Chrystie Place Housing, Series A, Rev., VAR, LOC: Fleet National Bank, 3.45%, 09/04/06	1,500
4,400	New York State Housing Finance Agency, Bennington Hills Housing, Series A, Rev., VAR, LIQ: FNMA, 3.43%, 09/06/06	4,400
	New York State Housing Finance Agency, Helena Housing,
900	Series A, AMT, Rev., VAR, LOC: Fleet National Bank, 3.42%, 09/06/06	900
3,900	Series A, Rev., VAR, LOC: Fleet National Bank, 3.42%, 09/06/06	3,900
8,700	New York State Housing Finance Agency, Historic Front Street, Series A, Rev., VAR, LOC: Bank of New York, 3.39%, 09/06/06	8,700
8,100	New York State Housing Finance Agency, Housing East 84th Street, Series A, Rev., VAR, LIQ: FNMA, 3.42%, 09/06/06	8,100
14,000	New York State Housing Finance Agency, Multi-Family Housing, Series A, Rev., VAR, FNMA COLL, 3.42%, 09/06/06	14,000
4,600	New York State Housing Finance Agency, Multi-Family Housing Secured Mortgage, Series A, Rev., VAR, LIQ: FHLMC, 3.42%, 09/06/06	4,600
3,400	New York State Housing Finance Agency, Normandie Court I Project, Rev., VAR, LOC: Landesbank Hessen-Thueringen, 3.35%, 09/06/06	3,400
5,105	New York State Housing Finance Agency, Parkledge Apartments Housing, Series A, Rev., VAR, LIQ: FHLMC, 3.45%, 09/06/06	5,105
6,300	New York State Housing Finance Agency, Service Contract, Series E, Rev., VAR, LOC: BNP Paribas, 3.40%, 09/06/06	6,300

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
10,500	New York State Housing Finance Agency, Talleyrand Crescent, Rev., VAR, LOC: FNMA, 3.51%, 09/06/06	10,500
8,500	New York State Housing Finance Agency, Theater Row, Series A, Rev., VAR, LIQ: FHLMC, 3.43%, 09/06/06	8,500
20,600	New York State Housing Finance Agency, Union Square South Housing, Rev., VAR, LIQ: FNMA, 3.42%, 09/06/06	20,600
	New York State Housing Finance Agency, Victory Housing,
15,005	Series 2000-A, Rev., VAR, LIQ: FHLMC, 3.43%, 09/06/06	15,005
5,000	Series 2001-A, Rev., VAR, LIQ: FHLMC, 3.43%, 09/06/06	5,000
3,000	New York State Housing Finance Agency, West 23rd Street, Series A, Rev., VAR, LIQ: FNMA, 3.40%, 09/06/06	3,000
	New York State Housing Finance Agency, West 33rd Street,
900	Series A, Rev., VAR, LIQ: FNMA, 3.40%, 09/06/06	900
7,700	Series A, Rev., VAR, LIQ: FNMA, 3.42%, 09/06/06	7,700
4,500	New York State Housing Finance Agency, West 38th Street, Series A, Rev., VAR, LIQ: FNMA, 3.40%, 09/06/06	4,500
20,000	New York State Housing Finance Agency, Worth Street, Series A, Rev., VAR, LIQ: FNMA, 3.43%, 09/06/06	20,000
	New York State Thruway Authority,
4,200	Series 1194, Rev., VAR, FSA, LIQ: Morgan Stanley Municipal Funding, 3.44%, 09/07/06	4,200
2,000	Series Eagle 720050010, Class A, Rev., VAR, AMBAC, LIQ: Citibank N.A., 3.46%, 09/07/06	2,000
13,100	Series SG-121, Rev., VAR, LIQ: Societe Generale, 3.43%, 09/07/06	13,100
3,800	Series SGA-150, Rev., VAR, LIQ: Societe Generale, 3.44%, 09/06/06 (e)	3,800
1,685	New York State Thruway Authority, Municipal Securities Trust Receipts, Series SGA-66, Rev., VAR, 3.44%, 09/06/06	1,685
4,060	New York State Urban Development Corp., Series PT-1669, Rev., VAR, FGIC, 3.44%, 09/02/06	4,060
	New York State Urban Development Corp., State Facilities & Equipment,
12,200	Sub Series A-3-B, Rev., VAR, CIFG, 3.32%, 09/07/06	12,200
100	Sub Series A-3-C, Rev., VAR, CIFG, 3.36%, 09/07/06	100
2,850	Oneida County, IDA, Rev., VAR, LOC: NBT Bank N.A., 3.55%, 09/07/06	2,850
6,820	Oneida County, IDA, Industrial Development Campion Home, Rev., VAR, LOC: Credit Suisse, 3.42%, 09/07/06	6,820
4,580	Onondaga County, IDA, Albany Molecular Research Project, Rev., VAR, LOC: Fleet National Bank, 3.40%, 09/06/06	4,580
5,840	Onondaga County, IDA, Reference Solvay Paperboard Project, Rev., VAR, LOC: Citibank N.A., 3.50%, 09/07/06	5,840
17,050	Onondaga County, IDA, Solvay Paperboard Project, Series A, Rev., VAR, LOC: Citibank N.A., 3.50%, 09/07/06	17,050
3,400	Ontario County, IDA, Friends Finger Lakes, Series A, Rev., VAR, LOC: Citizens Bank N.A., 3.42%, 09/07/06	3,400
920	Port Jervis, IDA, The Future Home Technical, Inc., Rev., VAR, LOC: Bank of New York, 3.50%, 09/06/06	920
6,330	Poughkeepsie, IDA, Manor at Woodside Project, Rev., VAR, LOC: Bank of New York, 3.45%, 09/07/06	6,330
4,270	Rockland County, IDA, Jawono, Inc., Project, Rev., VAR, LOC: Bank of New York, 3.40%, 09/06/06	4,270
1,130	Rockland County, IDA, Shock Tech, Inc., Project, Rev., VAR, LOC: Bank of New York, 3.55%, 09/06/06	1,130
1,375	Rockland County, IDA, X Products Corp., Project, Rev., VAR, LOC: Bank of New York, 3.45%, 09/07/06	1,375
5,000	Seneca County, IDA, Seneca Meadows, Inc., Project, Rev., VAR, LOC: Bank of America N.A., 3.37%, 09/07/06	5,000
	Solar Eclipse Funding Trust,
14,205	Series 2006-0029, Rev., VAR, AMBAC, LIQ: U.S. Bank N.A., 3.41%, 09/07/06	14,205
9,795	Series 2006-0117, Rev., VAR, FSA, LIQ: U.S. Bank N.A., 3.41%, 09/07/06	9,795
2,500	Solar Eclipse Funding Trust, Metropolitan, Series 2006-0028, Rev., VAR, AMBAC, LIQ: U.S. Bank N.A., 3.41%, 09/07/06	2,500
6,645	Suffolk County, IDA, Guide Dog Foundation, Inc., Rev., VAR, LOC: Bank of New York, 3.40%, 09/07/06	6,645
3,000	Suffolk County Water Authority, Rev., VAR, BAN, 3.35%, 09/06/06	3,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   21

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
	Tobacco Settlement Financing Authority,
10,340	RR-II-R-1066, Rev., VAR, AMBAC, LIQ: Citigroup Global Markets, 3.46%, 09/07/06	10,340
7,495	Series 2003, Rev., VAR, 3.49%, 09/07/06	7,495
10,000	Series D, Rev., VAR, LIQ: Goldman Sachs, 3.49%, 09/07/06	10,000
	Triborough Bridge & Tunnel Authority,
4,240	Series B, Rev., VAR, 3.35%, 09/06/06	4,240
1,535	Series B, Rev., VAR, FSA, 3.40%, 09/06/06	1,535
2,590	Series D, Rev., VAR, FSA, 3.34%, 09/06/06	2,590
7,675	Series PA-1080, Rev., VAR, 3.46%, 09/07/06	7,675
360	Series PA-1090, Rev., VAR, MBIA-IBC, 3.44%, 09/06/06	360
15,000	Sub Series B-3, Rev., VAR, 3.41%, 09/07/06	15,000
700	Sub Series B-4, Rev., VAR, 3.34%, 09/07/06	700
2,500	Triborough Bridge & Tunnel Authority, EAGLE, Series 2003-0004, Class A, Rev., VAR, FGIC, LIQ: Citibank N.A., 3.46%, 09/07/06	2,500
4,200	Triborough Bridge & Tunnel Authority, General Purpose, Series B, Rev., VAR, AMBAC, 3.34%, 09/06/06	4,200
4,235	Ulster County, IDA, Hunter Panels LLC Project, Series A, Rev., VAR, LOC: Credit Lyonnais, 3.40%, 09/06/06	4,235
4,385	Westchester County, IDA, Community Housing Innovations, Inc., Rev., VAR, LOC: Bank of New York, 3.40%, 09/07/06	4,385
2,630	Westchester County, IDA, The Masters School, Rev., VAR, LOC: Allied Irish Bank plc, 3.42%, 09/07/06	2,630
4,195	Westchester County, IDA, Young Women’s Christian, Rev., VAR, LOC: Bank of New York, 3.40%, 09/07/06	4,195
		1,401,100
	Total Weekly Demand Notes (Cost $1,402,400)	1,402,400

	Total Investments — 99.8% (Cost $1,712,998)*	1,712,998
	Other Assets in Excess of Liabilities — 0.2%	2,690
	NET ASSETS — 100.0%	$1,715,688

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

JPMorgan Ohio Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — 8.7% (n)
	Ohio — 8.7%
4,000	Cuyahoga County, Cleveland Clinic, LIQ: Bank of America N.A., 3.65%, 11/06/06	4,000
	Ohio State University, Series C
3,000	3.55%, 09/18/06	3,000
4,000	3.63%, 09/18/06	4,000
	Total Commercial Paper (Cost $11,000)	11,000
Daily Demand Notes — 0.4%
	Ohio — 0.4%
	State of Ohio, Solid Waste, BP Products North America
215	Rev., VAR, AMT, GTY: BP North America, 3.64%, 09/01/06	215
235	Series 2002B-BP, Rev., VAR, AMT, GTY: BP North America, 3.64%, 09/01/06	235
	Total Daily Demand Notes (Cost $450)	450
Municipal Notes & Bonds — 11.1%
	Ohio — 11.1%
1,000	City of Lakewood, Series A, BAN, GO, 4.50%, 06/14/07	1,006
2,500	City of Mayfield Heights, BAN, GO, 4.00%, 01/25/07	2,506
3,000	City of Stow, BAN, GO, 4.50%, 05/10/07	3,016
2,400	State of Ohio, 3rd Frontier Research & Development, Series A, GO, 4.00%, 05/01/07	2,406
	University of Cincinnati
2,000	BAN, Rev., 4.50%, 01/25/07	2,009
3,000	Series C, BAN, Rev., 4.50%, 03/28/07	3,016
	Total Municipal Notes & Bonds (Cost $13,959)	13,959
Weekly Demand Notes — 79.2%
	Ohio — 74.5%
2,000	ABN AMRO Munitops Certificate Trust, Series 2006-4 Rev., VAR, FSA, GTY: BP North America, LOC: ABN AMRO Bank N.V., 3.45%, 09/07/06	2,000
5,000	ABN AMRO Munitops Certificate Trust, Southwestern School District, Series 2001-7, Rev., VAR, FSA, LOC: ABN AMRO Bank N.V., 3.45%, 09/07/06	5,000
500	City of Lyndhurst, EDR, Hawken Schools, Series 2002, VAR, LOC: National City Bank, 3.42%, 09/07/06	500
3,000	City of Westlake, Health Care Facilities, Lutheran Home Project, Rev., VAR, LOC: National City Bank, 3.40%, 09/07/06	3,000
2,000	City of Wooster, IDR, Allen Group, Inc., Series 1985, Rev., VAR, LOC: Wachovia Bank N.A., 3.41%, 09/06/06	2,000
	Cleveland Airport System
1,695	Series 1997-D, Rev., VAR, AMT, LOC: Westdeutsche Landesbank, 3.46%, 09/06/06	1,695
3,000	Series 2006-149, Rev., VAR, FSA, LIQ: BNP Paribas, 3.48%, 09/02/06	3,000
2,000	Series PT-799, Rev., VAR, AMT, INS: FSA, LIQ: Merrill Lynch Capital Services, 3.49%, 09/05/06	2,000
1,500	Cleveland-Cuyahoga County Port Authority, Cultural Facilities, Playhouse Square Fundation Project, Rev., VAR, LOC: Fifth Third Bank, 3.41%, 09/07/06	1,500
2,100	Cuyahoga County, Gilmore Academy Project, Rev., VAR, LOC: Fifth Third Bank, 3.60%, 09/08/06	2,100
1,760	Cuyahoga County, Health Care Facilities, Eliza Jennings Home Project, Rev., VAR, LOC: ABN AMRO Bank N.V., 3.42%, 09/07/06	1,760
1,375	Cuyahoga County, Health Care Facilities, Franciscan Communities Series E, Rev., VAR, LOC: ABN AMRO Bank N.V., 3.40%, 09/07/06	1,375
2,300	Cuyahoga County, Health Care Facilities, Jennings Center Older Project, Rev., VAR, LOC: Fifth Third Bank, 3.46%, 09/07/06	2,300
2,885	Cuyahoga County, Hospital Facilities, Series MT-264, Rev., VAR, GTY: Merrill Lynch Capital Services, 3.48%, 09/07/06	2,885
2,000	Eclipse Funding Trust, Series 2006-0107, Rev., VAR, FGIC, LIQ: U.S. Bank N.A., 3.44%, 09/07/06	2,000
3,905	Franklin County, Franklin Hospital, Series ROCS-II-R-55, Rev., VAR, LIQ: Citigroup Global Markets, 3.45%, 09/07/06	3,905
990	Franklin County, Health Care Facilities, Friendship Village of Dublin, Series A, Rev., VAR, LOC: ABN AMRO Bank N.V., 3.40%, 09/07/06	990
735	Franklin County, Health Care Facilities, Presbyterian, Series 2002-B, Rev., VAR, LOC: National City Bank, 3.42%, 09/07/06	735
2,000	Franklin County, OhioHealth Corp., Rev., VAR, AMBAC, 3.39%, 09/06/06	2,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   23

JPMorgan Ohio Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Ohio — Continued
1,040	Franklin County, Multi-Family Housing, Ashton Square Apartments Project, Rev., VAR, AMT, INS: FNMA, LIQ: FNMA, 3.47%, 09/07/06	1,040
900	Franklin County, Ohio Children’s Hospital, Series 2005-A, Rev., VAR, FGIC, LIQ: National City Bank, VAR, 3.42%, 09/07/06	900
1,500	Hamilton County, Hospital Facilities, Children’s Hospital Medical Center, Series 1997-A, Rev., VAR, LOC: PNC Bank Ohio N.A., 3.41%, 09/07/06	1,500
1,040	Huron County, EDR, Norwalk Furniture Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.57%, 09/07/06	1,040
150	Kent State University, General Receipts, Series 2001, Rev., VAR, MBIA, LIQ: Dexia Public Finance Bank, 3.41%, 09/06/06	150
1,690	Lake County, Hospital Facilities, Lake Hospital System, Inc., Rev., VAR, INS: RADIAN, LIQ: Bank of America N.A., 3.48%, 09/06/06	1,690
1,060	Lake County, Pressure Technology, Inc., Series 2002, Rev., VAR, AMT, LOC: Wachovia Bank N.A., 3.56%, 09/07/06	1,060
350	Mahoning County, Forum Health Obligation Group, Series 2002-B, Rev., VAR, LOC: Fifth Third Bank, 3.43%, 09/07/06	350
3,000	Middletown Hospital Facilities, Series MT-239, Rev., VAR, 3.50%, 09/04/06	3,000
4,125	Montgomery County, Cambridge Commons Apartments, Series A, Rev., VAR, LOC: FHLB, 3.47%, 09/07/06	4,125
4,653	Montgomery County, Pedcor Lyons Gate Project, Series A, Rev., VAR, AMT, LOC: FHLB, 3.46%, 09/07/06	4,653
4,000	Ohio Air Quality Development Authority, Edison Project, Series 1219, Rev., VAR, INS: FGIC, LIQ: Morgan Stanley Municipal Funding, 3.45%, 09/07/06	4,000
	Ohio Housing Finance Agency, Residential Mortgage Backed
2,500	Series B, Rev., VAR, AMT, GNMA/FNMA/FHLMC, LIQ: FHLB, 3.45%, 09/06/06	2,500
2,590	Series F, Rev., VAR, 3.47%, 09/01/06	2,590
4,000	Series F, Rev., VAR, AMT, GNMA/FNMA/FHLMC, LIQ: FHLB, 3.47%, 09/06/06	4,000
	Ohio Housing Finance Agency, Merlots
1,285	Series A3, Rev., VAR, AMT, GTY: FHLB, LIQ: Wachovia Bank N.A., 3.50%, 09/06/06	1,285
1,510	Series A78, Rev., VAR, AMT, INS: GNMA COLL, LIQ: Wachovia Bank N.A., 3.50%, 09/06/06	1,510
2,480	Ohio State Building Authority, Series PT 2937, Rev., VAR, FSA, LIQ: Merrill Lynch Capital Services, 3.44%, 09/02/06	2,480
775	Ohio State Department of Administrative Services, Series PT-2856, Rev., VAR, COP, MBIA, LIQ: Merrill Lynch Capital Services, 3.44%, 09/07/06	775
1,570	Ohio State Higher Educational Authority, John Carroll, Series A, Rev., VAR, LOC: Allied Irish Bank plc, 3.41%, 09/07/06	1,570
3,000	Ohio State Higher Educational Facilities, Antioch University, Rev., VAR, LOC: National City Bank, 3.43%, 09/07/06	3,000
2,000	Ohio State Water Development Authority, FirstEnergy Project, Series 2005-A, Rev., VAR, AMT, LOC: Barclays Bank plc, 3.43%, 09/06/06	2,000
2,315	Ohio State Water Development Authority, Pure Water, Series 1118, Rev., VAR, LIQ: Rabobank Nederland, 3.45%, 09/07/06	2,315
	Student Loan Funding Corp., Cincinnati Student Loan
2,135	Series A-1, Rev., VAR, AMT, GTY: U.S. Department of Education Project, LIQ: Sallie Mae, 3.48%, 09/06/06	2,135
570	Series A-2, Rev., VAR, AMT, GTY: U.S. Department of Education Project, LIQ: Sallie Mae, 3.48%, 09/06/06	570
862	Warren County Health Care Facilities Authority, Otterbein Homes Project, Series B, Rev., VAR, LOC: Fifth Third Bank, 3.44%, 09/07/06	862
1,840	Warren County, EDC, Ralph J. Stolle Countryside, Series 1985, Rev., VAR, LOC: Fifth Third Bank, 3.60%, 09/08/06	1,840
		93,685

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Puerto Rico — 4.7%
Weekly Demand Notes — Continued
	Puerto Rico — Continued
	Commonwealth of Puerto Rico
3,675	Series PA-625, GO, VAR, AMBAC-TCRS, LIQ: Merrill Lynch Capital Services, 3.40%, 09/02/06	3,675
260	Series PA 636, GO, VAR, INS: FSA-CR, LIQ: Merrill Lynch Capital Services, 3.40%, 09/02/06	260
1,415	Puerto Rico Highway & Transportation Authority, Macon Trust, Series M, Rev., VAR, FGIC, 3.41%, 09/02/06	1,415
600	Puerto Rico Municipal Finance Agency, Series PT-3326, Rev., VAR, INS: CIFG, LIQ: Dexia Public Finance Bank, 3.40%, 09/05/06	600
		5,950
	Total Weekly Demand Notes (Cost $99,635)	99,635

	Total Investments — 99.4% (Cost $125,044)*	125,044
	Other Assets in Excess of Liabilities — 0.6%	800
	NET ASSETS — 100.0%	$125,844

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   25

JPMorgan Money Market Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

ABBREVIATIONS:

(e)	—	All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(i)	—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(m)	—	All or a portion of this security is segregated for current or potential holdings of when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(n)	—	The rate shown is the effective yield at the date of purchase.

(p)	—	Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date and the date of the prerefunded call.

AGMT	—	Agreement

AMBAC	—	American Municipal Bond Assurance Corp.

AMT	—	Alternative Minimum Tax Paper

BAN	—	Bond Anticipation Notes

CALSTRS	—	California State Teacher’s Retirement System

CIFG	—	Capitalized Interest Financial Guaranty Assurance North America, Inc.

CNTY GTD	—	County Guaranteed

COP	—	Certificates of Participation

EAGLE	—	Earnings of accrual generated on local tax-exempt securities

EDC	—	Economic Development Corporation

EDR	—	Economic Development Revenue

FGIC	—	Financial Guaranty Insurance Co.

FHA	—	Federal Housing Authority

FHLB	—	Federal Home Loan Bank

FHLMC	—	Federal Home Loan Mortgage Corporation

FHLMC COLL	—	FHLMC Collateral

FNMA	—	Federal National Mortgage Association

FNMA COLL	—	FNMA Collateral

FSA	—	Financial Security Assurance

FRN	—	Floating Rate Notes

FSA-CR	—	FSA Custodial Receipts

GNMA	—	Government National Mortgage Association

GNMA COLL	—	Government National Mortgage Association Collateral

GO	—	General Obligation Bond

GTD STD LNS	—	Guaranteed Student Loans

GTY	—	Guaranty

IBC	—	Insured Bond Certificates

IDA	—	Industrial Development Authority

IDR	—	Industrial Development Revenue

INS	—	Insurance

LIQ	—	Liquidity Agreement

LOC	—	Letter of Credit

MBIA	—	Municipal Bond Insurance Association

MBIA-IBC	—	MBIA Insured Bond Certificates

Merlots	—	Municipal Exempt Receipts Liquidity Optional Tender

Q-SBLF	—	Qualified School Board Loan Fund

RADIAN	—	Radian Asset Assurance

RAN	—	Revenue Anticipation Notes

Rev.	—	Revenue Bond

RTC	—	Regional Transportation Center

SO	—	Special Obligation

STARS	—	Short Term Adjustable Rates

TAN	—	Tax Anticipation Notes

TCRS	—	Transferable Custodial Receipts

TICS	—	Tenants in Common

TOCS	—	Tender Options Certificates

TRAN	—	Tax & Revenue Anticipation Notes

VAR	—	Variable. The interest rate shown is the rate in effect at August 31, 2006.

XLCA	—	XL Capital Assurance

XLCA-ICR	—	XL Capital Assurance Insured Custodial Receipts

XLCA ST GTD	—	XL Capital Assurance State Guaranteed

*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands, except per share amounts)

	California Municipal Money Market Fund	Michigan Municipal Money Market Fund	New York Municipal Money Market Fund	Ohio Municipal Money Market Fund
ASSETS:
Investments at value	$896,887	$245,523	$1,712,998	$125,044
Cash	3	12	29	5
Receivables:
Fund shares sold	—	2	14	8
Interest and dividends	4,292	1,800	10,392	979
Prepaid expenses and other assets	—	1	—	1
Total Assets	901,182	247,338	1,723,433	126,037

LIABILITIES:
Payables:
Dividends	89	335	525	112
Investment securities purchased	—	3,880	6,000	—
Accrued liabilities:
Investment advisory fees	60	16	117	9
Administration fees	56	16	106	9
Shareholder servicing fees	142	49	420	25
Distribution fees	423	8	322	15
Custodian and accounting fees	14	3	21	4
Trustees’ and Officers’ fees	4	1	53	—	(a)
Other	96	37	181	19
Total Liabilities	884	4,345	7,745	193
Net Assets	$900,298	$242,993	$1,715,688	$125,844

NET ASSETS:
Paid in capital	$900,262	$242,987	$1,714,984	$125,801
Accumulated undistributed (distributions in excess of) net investment income	(20)	1	681	43
Accumulated net realized gains (losses)	56	5	23	—
Total Net Assets	$900,298	$242,993	$1,715,688	$125,844
Net Assets:
Morgan	$59,097	$64,366	$1,175,862	$24,339
Premier	—	161,208	—	42,470
Reserve	—	17,419	174,201	59,035
E*Trade	841,201	—	365,625	—
Total	$900,298	$242,993	$1,715,688	$125,844
Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Morgan	59,119	64,365	1,175,307	24,338
Premier	—	161,200	—	42,447
Reserve	—	17,431	174,158	58,991
E*Trade	841,158	—	365,622	—
Net asset value offering and redemption price per share (all shares)	$1.00	$1.00	$1.00	$1.00

Cost of investments	$896,887	$245,523	$1,712,998	$125,044

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   27

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

	California Municipal Money Market Fund	Michigan Municipal Money Market Fund		New York Municipal Money Market Fund	Ohio Municipal Money Market Fund
INVESTMENT INCOME:
Interest income	$6,466	$3,621		$26,342	$2,467

EXPENSES:
Investment advisory fees	147	83		610	57
Administration fees	157	88		648	60
Distribution fees:
Morgan	26	22		576	13
Reserve	—	21		233	89
E*Trade	952	—		558	—
Shareholder servicing fees:
Morgan	90	77		2,015	44
Premier	—	217		—	68
Reserve	—	26		280	107
E*Trade	476	—		279	—
Custodian and accounting fees	23	12		36	9
Interest expense	— (a)	—	(a)	2	—	(a)
Professional fees	59	19		37	15
Trustees’ and Officers’ fees	3	1		12	1
Printing and mailing costs	2	—		21	2
Registration and filing fees	13	15		—	7
Transfer agent fees	15	14		174	14
Other	13	6		12	4
Total expenses	1,976	601		5,493	490
Less amounts waived	(247)	(84)		(503)	(64)
Less earnings credits	(1)	—	(a)	(7)	—	(a)
Less expense reimbursements for legal matters	—	—	(a)	—	—	(a)
Net expenses	1,728	517		4,983	426
Net investment income (loss)	4,738	3,104		21,359	2,041

REALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	56	5		48	—
Change in net assets resulting from operations	$4,794	$3,109		$21,407	$2,041

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   29

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	California Municipal Money Market Fund			Michigan Municipal Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)(b)	Year Ended 8/31/2005	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (c)	Year Ended 6/30/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,738	$1,893	$3,047	$3,104	$2,903	$2,449
Net realized gain (loss)	56	5	19	5	1	—
Change in net assets resulting from operations	4,794	1,898	3,066	3,109	2,904	2,449

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(749)	(1,762)	(3,047)	(647)	(184)	(73)
Premier
From net investment income	—	—	—	(2,216)	(2,179)	(1,819)
Reserve
From net investment income	—	—	—	(241)	(540)	(557)
E*Trade
From net investment income	(3,989)	(131)	—	—	—	—
Total distributions to shareholders	(4,738)	(1,893)	(3,047)	(3,104)	(2,903)	(2,449)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	785,006	(101,935)	62,821	56,578	(4,397)	24,639

NET ASSETS:
Change in net assets	785,062	(101,930)	62,840	56,583	(4,396)	24,639
Beginning of period	115,236	217,166	154,326	186,410	190,806	166,167
End of period	$900,298	$115,236	$217,166	$242,993	$186,410	$190,806
Accumulated undistributed (distributions in excess of) net investment income	$(20)	$(20)	$(44)	$1	$1	$—

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of E*Trade Shares on January 17, 2006.

(c)	The Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

	New York Municipal Money Market Fund			Ohio Municipal Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)(b)	Year Ended 8/31/2005	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (c)	Year Ended 6/30/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$21,359	$17,009	$22,689	$2,041	$1,851	$1,453
Net realized gain (loss)	48	11	99	—	12	15
Change in net assets resulting from operations	21,407	17,020	22,788	2,041	1,863	1,468

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(16,473)	(15,023)	(20,747)	(362)	(99)	(11)
Premier
From net investment income	—	—	—	(685)	(635)	(651)
Reserve
From net investment income	(2,567)	(1,828)	(1,942)	(994)	(1,117)	(791)
E*Trade
From net investment income	(2,326)	(160)	—	—	—	—
Total distributions to shareholders	(21,366)	(17,011)	(22,689)	(2,041)	(1,851)	(1,453)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	357,339	(284,988)	(51,469)	(18,739)	15,470	22,147

NET ASSETS:
Change in net assets	357,380	(284,979)	(51,370)	(18,739)	15,482	22,162
Beginning of period	1,358,308	1,643,287	1,694,657	144,583	129,101	106,939
End of period	$1,715,688	$1,358,308	$1,643,287	$125,844	$144,583	$129,101
Accumulated undistributed (distributions in excess of) net investment income	$681	$688	$690	$43	$43	$31

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of E*Trade Shares on January 17, 2006.

(c)	The Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   31

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	California Municipal Money Market Fund			Michigan Municipal Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)(b)	Year Ended 8/31/2005	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006. (c)	Year Ended 6/30/2005
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$163,674	$240,048	$1,069,545	$124,227	$46,029	$17,341
Dividends reinvested	317	209	509	636	183	72
Cost of shares redeemed	(149,927)	(412,408)	(1,007,233)	(92,078)	(22,435)	(9,610)
Change in net assets from Morgan capital transactions	$14,064	$(172,151)	$62,821	$32,785	$23,777	$7,803
Premier
Proceeds from shares issued	$—	$—	$—	$128,614	$193,875	$247,130
Dividends reinvested	—	—	—	633	655	685
Cost of shares redeemed	—	—	—	(103,737)	(200,530)	(218,874)
Change in net assets from Premier capital transactions	$—	$—	$—	$25,510	$(6,000)	$28,941
Reserve
Proceeds from shares issued	$—	$—	$—	$48,139	$157,668	$248,669
Dividends reinvested	—	—	—	241	528	551
Cost of shares redeemed	—	—	—	(50,097)	(180,370)	(261,325)
Change in net assets from Reserve capital transactions	$—	$—	$—	$(1,717)	$(22,174)	$(12,105)
E*Trade
Proceeds from shares issued	$831,151	$71,639	—	—	—	—
Dividends reinvested	3,989	131	—	—	—	—
Cost of shares redeemed	(64,198)	(1,554)	—	—	—	—
Change in net assets from E*Trade capital transactions	$770,942	$70,216	$—	$—	$—	$—

SHARE TRANSACTIONS:
Morgan
Issued	163,674	240,048	1,069,544	124,227	46,029	17,341
Reinvested	317	209	509	636	183	72
Redeemed	(149,927)	(412,408)	(1,007,233)	(92,078)	(22,435)	(9,610)
Change in Morgan Shares	14,064	(172,151)	62,820	32,785	23,777	7,803
Premier
Issued	—	—	—	128,614	193,876	247,130
Reinvested	—	—	—	633	654	685
Redeemed	—	—	—	(103,737)	(200,530)	(218,874)
Change in Premier Shares	—	—	—	25,510	(6,000)	28,941
Reserve
Issued	—	—	—	48,139	157,668	248,669
Reinvested	—	—	—	241	528	551
Redeemed	—	—	—	(50,097)	(180,370)	(261,325)
Change in Reserve Shares	—	—	—	(1,717)	(22,174)	(12,105)
E*Trade
Issued	831,151	71,639	—	—	—	—
Reinvested	3,989	131	—	—	—	—
Redeemed	(64,198)	(1,554)	—	—	—	—
Change in E*Trade Shares	770,942	70,216	—	—	—	—

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of E*Trade Shares on January 17, 2006.

(c)	The Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

	New York Municipal Money Market Fund			Ohio Municipal Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)(b)	Year Ended 8/31/2005	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (c)	Year Ended 6/30/2005
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$4,297,776	$4,689,556	$10,063,474	$92,069	$50,948	$2,887
Dividends reinvested	13,124	9,692	12,478	363	99	11
Cost of shares redeemed	(4,233,028)	(5,087,041)	(10,130,574)	(94,631)	(26,401)	(1,007)
Change in net assets from Morgan capital transactions	$77,872	$(387,793)	$(54,622)	$(2,199)	$24,646	$1,891
Premier
Proceeds from shares issued	$—	$—	$—	$61,820	$72,566	$118,573
Dividends reinvested	—	—	—	6	2	2
Cost of shares redeemed	—	—	—	(58,120)	(78,276)	(121,080)
Change in net assets from Premier capital transactions	$—	$—	$—	$3,706	$(5,708)	$(2,505)
Reserve
Proceeds from shares issued	$1,803,629	$1,686,409	$718,769	$140,233	$246,224	$283,001
Dividends reinvested	2,389	1,691	1,914	994	1,106	796
Cost of shares redeemed	(1,809,855)	(1,667,613)	(717,530)	(161,473)	(250,798)	(261,036)
Change in net assets from Reserve capital transactions	$(3,837)	$20,487	$3,153	$(20,246)	$(3,468)	$22,761
E*Trade
Proceeds from shares issued	$333,089	$88,070	$—	$—	$—	$—
Dividends reinvested	2,325	160	—	—	—	—
Cost of shares redeemed	(52,110)	(5,912)	—	—	—	—
Change in net assets from E*Trade capital transactions	$283,304	$82,318	$—	$—	$—	$—

SHARE TRANSACTIONS:
Morgan
Issued	4,297,776	4,689,556	10,063,475	92,069	50,948	2,887
Reinvested	13,124	9,692	12,478	363	99	11
Redeemed	(4,233,028)	(5,087,041)	(10,130,575)	(94,631)	(26,401)	(1,007)
Change in Morgan Shares	77,872	(387,793)	(54,622)	(2,199)	24,646	1,891
Premier
Issued	—	—	—	61,820	72,566	118,572
Reinvested	—	—	—	6	2	2
Redeemed	—	—	—	(58,120)	(78,276)	(121,080)
Change in Premier Shares	—	—	—	3,706	(5,708)	(2,506)
Reserve
Issued	1,803,629	1,686,409	718,769	140,233	246,224	283,001
Reinvested	2,389	1,691	1,914	994	1,106	796
Redeemed	(1,809,855)	(1,667,614)	(717,530)	(161,473)	(250,798)	(261,036)
Change in Reserve Shares	(3,837)	20,486	3,153	(20,246)	(3,468)	22,761
E*Trade
Issued	333,089	88,070	—	—	—	—
Reinvested	2,325	160	—	—	—	—
Redeemed	(52,110)	(5,912)	—	—	—	—
Change in E*Trade Shares	283,304	82,318	—	—	—	—

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of E*Trade Shares on January 17, 2006.

(c)	The Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   33

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Morgan

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
California Municipal Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	$1.00	$0.01		$—	(f)	$0.01		$(0.01)
September 1, 2005 to February 28, 2006 (c)	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2001	1.00	0.03		—		0.03		(0.03)

Michigan Municipal Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—		0.01		(0.01)

New York Municipal Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)
September 1, 2005 to February 28, 2006 (c)	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2001	1.00	0.03		—		0.03		(0.03)

Ohio Municipal Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.01		—		0.01		(0.01)
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year from August 31 to the last day of February.

(d)	The Fund changed its fiscal year from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$ 1.00	1.47%	$59,097	0.55%	2.91%	0.69%
1.00	1.16	45,020	0.55	2.28	0.68
1.00	1.47	217,166	0.55	1.49	0.70
1.00	0.51	154,326	0.55	0.51	0.80
1.00	0.72	149,147	0.55	0.72	0.73
1.00	1.13	163,071	0.55	1.05	0.76
1.00	2.70	82,755	0.55	2.68	0.83

1.00	1.48	64,366	0.59	2.92	0.68
1.00	1.47	31,580	0.59	2.27	0.69
1.00	0.64	7,803	0.59	1.81	0.70

1.00	1.45	1,175,862	0.59	2.86	0.65
1.00	1.14	1,097,957	0.59	2.27	0.64
1.00	1.42	1,485,743	0.59	1.40	0.67
1.00	0.48	1,540,274	0.59	0.48	0.70
1.00	0.72	1,662,000	0.59	0.72	0.69
1.00	1.20	2,123,000	0.59	1.17	0.69
1.00	2.98	2,438,730	0.59	2.88	0.71

1.00	1.47	24,339	0.59	2.89	0.69
1.00	1.46	26,537	0.59	2.34	0.72
1.00	0.63	1,891	0.59	1.80	0.72

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   35

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Premier

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Michigan Municipal Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	$1.00	$0.02	$—	(d)	$0.02	$(0.02)
July 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(d)	0.02	(0.02)
Year Ended June 30, 2005	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2002	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2001	1.00	0.03	—		0.03	(0.03)

Ohio Municipal Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—		0.02	(0.02)
July 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(d)	0.02	(0.02)
Year Ended June 30, 2005	1.00	0.01	—	(d)	0.01	(0.01)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2002	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2001	1.00	0.03	—		0.03	(0.03)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year from June 30 to the last day of February.

(d)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursement and earning credits
$1.00	1.55%	$161,208	0.45%	3.06%	0.53%
1.00	1.57	135,695	0.45	2.34	0.54
1.00	1.32	141,695	0.47	1.37	0.56
1.00	0.56	112,753	0.47	0.56	0.55
1.00	0.87	64,146	0.49	0.88	0.57
1.00	1.41	83,008	0.47	1.49	0.55
1.00	3.44	100,673	0.45	3.40	0.53

1.00	1.54	42,470	0.45	3.04	0.54
1.00	1.55	38,765	0.45	2.32	0.57
1.00	1.40	44,469	0.46	1.36	0.52
1.00	0.56	46,968	0.47	0.55	0.50
1.00	0.88	73,757	0.47	0.88	0.50
1.00	1.43	57,338	0.46	1.47	0.50
1.00	3.42	100,004	0.46	3.33	0.49

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   37

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Reserve

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
Michigan Municipal Money Market Fund (c)
Six Months Ended August 31, 2006 (Unaudited)	$1.00	$0.01		$—	(f)	$0.01		$(0.01)
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2001	1.00	0.03		—		0.03		(0.03)

New York Municipal Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)
September 1, 2005 to February 28, 2006 (e)	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2001	1.00	0.03		—		0.03		(0.03)

Ohio Municipal Money Market Fund (c)
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.01		—		0.01		(0.01)
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2001	1.00	0.03		—		0.03		(0.03)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Effective February 19, 2005, Class A was renamed Reserve.

(d)	The Fund changed its fiscal year from August 31 to the last day of February.

(e)	The Fund changed its fiscal year from June 30 to the last day of February.

(f)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursement and earning credits
$1.00	1.42%	$17,419	0.70%	2.81%	0.78%
1.00	1.40	19,135	0.70	2.06	0.79
1.00	1.14	41,308	0.72	1.10	0.81
1.00	0.31	53,414	0.73	0.31	0.81
1.00	0.62	77,476	0.74	0.62	0.82
1.00	1.16	62,408	0.72	1.21	0.80
1.00	3.18	125,294	0.70	3.05	0.78

1.00	1.40	174,201	0.70	2.75	0.75
1.00	1.09	178,032	0.70	2.19	0.75
1.00	1.27	157,544	0.74	1.26	0.81
1.00	0.28	154,383	0.79	0.28	0.88
1.00	0.52	175,000	0.79	0.50	0.87
1.00	1.00	180,000	0.79	0.85	0.90
1.00	2.77	1	0.90	2.57	1560.21	(g)

1.00	1.41	59,035	0.70	2.78	0.79
1.00	1.38	79,281	0.70	2.09	0.82
1.00	1.14	82,741	0.71	1.17	0.77
1.00	0.30	59,971	0.72	0.30	0.75
1.00	0.63	79,911	0.72	0.62	0.75
1.00	1.17	90,602	0.71	1.17	0.75
1.00	3.16	59,583	0.71	3.05	0.74

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   39

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

E*Trade

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
California Municipal Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	$1.00	$0.01		$—	(e)	$0.01		$(0.01)
January 17, 2006 (c) to February 28, 2006 (d)	1.00	—	(e)	—	(e)	—	(e)	—	(e)

New York Municipal Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.01		—	(e)	0.01		(0.01)
January 17, 2006 (c) to February 28, 2006 (d)	1.00	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Commencement of offering of class of shares.

(d)	The Fund changed its fiscal year from August 31 to the last day of February.

(e)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursement and earning credits
$1.00	1.25%	$841,201	1.00%	2.51%	1.13%
1.00	0.25	70,216	1.00	2.10	1.24

1.00	1.24	365,625	1.00	2.50	1.10
1.00	0.24	82,319	1.00	2.08	1.11

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   41

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declaration of Trusts dated November 5, 2004, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 4 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
California Municipal Money Market Fund	Morgan and E*Trade	JPM I
Michigan Municipal Money Market Fund	Morgan, Premier and Reserve	JPM II
New York Municipal Money Market Fund	Morgan, Reserve and E*Trade	JPM I
Ohio Municipal Money Market Fund	Morgan, Premier and Reserve	JPM II

E*Trade Shares commenced operations on January 17, 2006, for the California Municipal Money Market Fund and New York Municipal Money Market Fund.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — The Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the market value and percentage of net assets of illiquid securities as of August 31, 2006 (amounts in thousands):

	Illiquid
	Market Value	Percentage
New York Municipal Money Market Fund	$13,090	0.8%

C.  Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts.

E.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

42   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

F.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

G.  Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

H. New Accounting Pronouncement — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, JPMorgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the California Municipal Money Market Fund and New York Municipal Money Market Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund. JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase Bank, N.A. (“JPMCB”), which is a wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is 0.08%.

The Funds may invest in one or more money market funds advised by the Advisors or its affiliates. Advisory, administrative and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law.

As of August 31, 2006, there were no waivers/reimbursements from the money market funds.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the JPMorgan Fund Complex and 0.05% of the average daily net assets in excess of $100 billion of all such funds.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Trustees have adopted a Distribution Plan (the “Distribution Plan”) for Morgan Shares, Reserve Shares and E*Trade Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Premier Shares do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Morgan	Reserve	E*Trade
California Municipal Money Market Fund	0.10%	n/a	0.60%
Michigan Municipal Money Market Fund	0.10	0.25%	n/a
New York Municipal Money Market Fund	0.10	0.25	0.60
Ohio Municipal Money Market Fund	0.10	0.25	n/a

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   43

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Morgan	Premier	Reserve	E*Trade
California Municipal Money Market Fund	0.35%	n/a	n/a	0.30%
Michigan Municipal Money Market Fund	0.35	0.30%	0.30	n/a
New York Municipal Money Market Fund	0.35	n/a	0.30	0.30
Ohio Municipal Money Market Fund	0.35	0.30	0.30	n/a

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees and/or reimbursed expenses as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total annual operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Morgan	Premier	Reserve	E*Trade
California Municipal Money Market Fund	0.55%	n/a	n/a	1.00%
Michigan Municipal Money Market Fund	0.59	0.45%	0.70%	n/a
New York Municipal Money Market Fund	0.59	n/a	0.70	1.00
Ohio Municipal Money Market Fund	0.59	0.45	0.70	n/a

The contractual expense limitation agreements were in effect for the six months ended August 31, 2006. The expense limitation percentages in the table above are in place until at least June 30, 2007.

For the six months ended August 31, 2006, the Funds’ service providers waived fees and contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Administration	Shareholder Servicing	Total
California Municipal Money Market Fund	$33	$214	$247
Michigan Municipal Money Market Fund	9	75	84
New York Municipal Money Market Fund	185	318	503
Ohio Municipal Money Market Fund	6	58	64

G.  Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, make reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statement of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended August 31, 2006, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

44   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds in JPM I because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

As of August 31, 2006, and during the six months ended August 31, 2006, the Funds had no outstanding borrowings from another fund or from the unsecured, uncommitted credit facility.

5. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Funds invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The California Municipal Money Market Fund, Michigan Municipal Money Market Fund, New York Municipal Money Market Fund and Ohio Municipal Money Market Fund primarily invest in issuers in the States of California, Michigan, New York and Ohio, respectively. The issuer’s abilities to meet their obligations may be affected by economic or political developments in a specific state or region.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

6. Legal Matters

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisers, Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed pursuant to a distribution plan to certain current and former shareholders of funds identified in the distribution plan. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds it managed in the aggregate amount of approximately $8 million annually over a five-year period commencing September 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the “Funds’ former distributor”), Banc One High Yield Partners, LLC (now known as JPMorgan High Yield Partners LLC) (the sub-advisor to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of JPM II and BOIA, certain current and former Trustees and One Group Mutual Funds, the predecessor to JPM II. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund related contracts, and (v) conspired to commit unlawful acts.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   45

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right of Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees have been dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

JPM II, any series thereof, or any Fund identified in this report as having acquired the assets of a former One Group Mutual Fund will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

46   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	122	None.

Roland R. Eppley, Jr. (1932); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	122	None.

John F. Finn (1947); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	122	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	122
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	122	None.

Peter C. Marshall (1942); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	122	None.

Marilyn McCoy (1948); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	122	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	122	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   47

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	122	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	122	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	122	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	122	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	122
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (122 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

48   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining JPMorgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   49

OFFICERS
(Unaudited) (continued)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Laura S. Melman (1966) Assistant Treasurer since 2006	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

Jeffrey D. House (1972) Assistant Treasurer since 2006*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from 1995 until 2006.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

50   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
August 31, 2006

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at March 1, 2006, and continued to hold your shares at the end of the reporting period, August 31, 2006.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, March 1, 2006	Ending Account Value, August 31, 2006	Expenses Paid During Period March 1, 2006 to August 31, 2006**	Annualized Expense Ratio
California Municipal Money Market Fund
Morgan
Actual	$1,000.00	$1,014.70	$2.79	0.55%
Hypothetical	1,000.00	1,022.43	2.80	0.55
E*Trade
Actual	1,000.00	1,012.50	5.07	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Michigan Municipal Money Market Fund
Morgan Class
Actual	1,000.00	1,014.80	3.00	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Premier Class
Actual	1,000.00	1,015.50	2.29	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Reserve Class
Actual	1,000.00	1,014.20	3.55	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   51

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
August 31, 2006

	Beginning Account Value, March 1, 2006	Ending Account Value, August 31, 2006	Expenses Paid During Period March 1, 2006 to August 31, 2006**	Annualized Expense Ratio
New York Municipal Money Market Fund
Morgan Class
Actual	$1,000.00	$1,014.50	$3.00	0.59%
Hypothetical	1,000.00	1,022.23	3.01	0.59
Reserve Class
Actual	1,000.00	1,014.00	3.55	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
E*Trade
Actual	1,000.00	1,012.40	5.07	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Ohio Municipal Money Market Fund
Morgan Class
Actual	1,000.00	1,014.70	3.00	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Premier Class
Actual	1,000.00	1,015.40	2.29	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Reserve Class
Actual	1,000.00	1,014.10	3.55	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70

**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

52   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees meetings held in person in June and August 2006, considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At and following the June meeting, the Trustees requested additional information from the Funds’ management. At the August meeting, the Trustees continued their review and consideration, including the review of management’s response to the Trustees’ June request. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 9, 2006.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between each Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, the benefits that had been derived by the Funds from the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   53

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Funds do not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreement, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the California Municipal Money Market Fund and New York Municipal Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for each Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included each Fund’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Trustees discussed the expenses of the Fund with the Advisor and concluded that the expenses were reasonable. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to each Fund’s performance is summarized below:

With respect to the Money Market Funds, the Trustees considered the Lipper performance data and other

54   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

information provided by the Advisor for each of the Money Market Funds. The Trustees noted the generally superior performance of the Funds and recognized that instances of lower performance were directly related to class specific fees and expenses. The Trustees then requested and received information with respect to each Fund’s gross performance against a competitor peer group. In particular, the Trustees reviewed each Fund’s gross performance information for its most recent one-year period. The Trustees found that such performance for each Money Market Fund was satisfactory or better.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the California Municipal Money Market Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the first quintile of its Universe Group.

The Trustees noted that the Michigan Municipal Money Market Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the first quintile of its Universe Group.

The Trustees noted that the New York Municipal Money Market Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the first quintile of its Universe Group.

The Trustees noted that the Ohio Municipal Money Market Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the first quintile of its Universe Group.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   55

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund’s Forms N-Q are available on the SEC’s website at http: //www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. August 2006.	SAN-MMKTST-806

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b)If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b))

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

November 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

November 8, 2006

By:	/s/____________________________

Stephanie J. Dorsey

Treasurer and Principal Financial Officer

November 8, 2006